UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02857 and 811-21434

Name of Fund:	BlackRock Bond Fund, Inc.
BlackRock Total Return Fund

Master Bond LLC
Master Total Return Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Bond Fund, Inc. and Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2022

Date of reporting period: 09/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2022

2022 Annual Report

BlackRock Bond Fund, Inc.

• BlackRock Total Return Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is proving more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(20.20)%	(15.47)%

U.S. small cap equities (Russell 2000® Index)	(19.01)	(23.50)

International equities (MSCI Europe, Australasia, Far East Index)	(22.51)	(25.13)

Emerging market equities (MSCI Emerging Markets Index)	(21.70)	(28.11)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.58	0.63

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.81)	(16.20)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.22)	(14.60)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(6.30)	(11.50)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(10.42)	(14.15)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2022	BlackRock Total Return Fund

Investment Objective

BlackRock Total Return Fund’s (the “Fund”) investment objective is to realize a total return that exceeds that of the Bloomberg U.S. Aggregate Bond Index.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2022, all of the Fund’s share classes underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index. The Fund invests all of its assets in Master Total Return Portfolio (the “Master Portfolio”).

What factors influenced performance?

Exposure to credit-sensitive sectors weighed on the Master Portfolio’s performance relative to the benchmark over the period, most notably U.S. high yield corporate bonds and Asian corporate bonds. Exposure to securitized assets also detracted from performance.

Positive contributions to relative performance were led by active positioning with respect to duration and corresponding interest rate sensitivity as Treasury yields moved higher over the first quarter of 2022. Absolute return strategies and macro strategies also contributed to performance over the period.

The Master Portfolio held a 7.8% average cash position during the period and a 2.5% cash position at period end. For much of the period, the investment adviser was underweight duration versus the benchmark as the yield curve steepened, while also holding an elevated cash position. The Master Portfolio’s cash position did not have a material impact on performance during the period.

Describe recent portfolio activity.

Early in the reporting period the Master Portfolio shifted towards a much more defensive posture given a challenging macro and geopolitical backdrop. The Master Portfolio trimmed exposure to securities lower in the capital structure, most notably U.S. high yield corporate bonds and emerging market debt, while holding an elevated cash position and elevated exposure to high-quality assets, including U.S. investment grade corporate bonds and agency mortgage-backed securities (“MBS”).

In the second quarter of 2022, the Master Portfolio tactically reduced U.S. duration given elevated interest rate volatility and yield curve steepening. The investment adviser tactically added to Treasury inflation-protected securities on attractive valuations and hedging benefits on the view that the market underappreciated the potential for higher inflation. The Master Portfolio selectively deployed cash as both spreads and all-in yields began to look increasingly attractive. In addition, the Master Portfolio moderately added back exposure to high yield corporate bonds given a supportive supply backdrop and strong fundamentals. Within investment grade corporate bonds, the Master Portfolio added exposure while favoring less-cyclical sectors given elevated credit cycle concerns and sticky inflation. Holdings of agency MBS were trimmed on substantial weakness relative to other spread sectors.

During the third quarter of 2022, the Master Portfolio tactically added duration on the front- and back-end of the yield curve given more attractive yield levels and risk/reward profiles. The Master Portfolio rotated across select spread sectors given more attractive opportunities, favoring U.S. investment grade corporate bonds given attractive valuations, while tactically adding to agency MBS. The Master Portfolio also opportunistically rotated out of floating rate loan interest and into U.S. high yield corporate bonds given attractive yield levels and a favorable macro backdrop. In addition, the Master Portfolio held a core allocation to securitized assets while taking a defensive posture with respect to emerging markets.

Describe portfolio positioning at period end.

At period end, the Master Portfolio maintained a neutral duration stance given the degree to which rates have moved higher. Outside of the United States, the Master Portfolio held a tactical position in short-dated U.K. sovereign bonds, while remaining less favorable towards European sovereigns. The Fund was overweight investment grade corporate bonds with a focused on relatively short maturities, while looking to add to high quality securitized assets such as collateralized loan obligations and commercial mortgage-backed securities. The Master Portfolio was cautiously positioned with respect to emerging market and high yield corporate bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2022	BlackRock Total Return Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Under normal circumstances, the Master Portfolio invests at least 80% of its assets in bonds and invests primarily in investment grade fixed income securities.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance

			Average Annual Total Returns (a)

			1 Year		5 Years		10 Years

	Standardized 30 Day Yields	Unsubsidized 30 Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	4.12%	4.09%	(15.99)%	N/A	(0.15)%	N/A	1.63%	N/A
Service	3.80	3.75	(16.17)	N/A	(0.43)	N/A	1.35	N/A
Investor A	3.63	3.63	(16.16)	(19.52)%	(0.47)	(1.28)%	1.31	0.90%
Investor A1	3.97	3.86	(16.04)	N/A	(0.30)	N/A	1.49	N/A
Investor C	3.09	3.06	(16.76)	(17.57)	(1.14)	(1.14)	0.78	0.78
Class K	4.19	4.19	(15.93)	N/A	(0.08)	N/A	1.70	N/A
Class R	3.51	3.48	(16.40)	N/A	(0.73)	N/A	1.05	N/A

Bloomberg U.S. Aggregate Bond Index	—	—	(14.60)	N/A	(0.27)	N/A	0.89	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2022	BlackRock Total Return Fund

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$898.90	$2.09	$1,000.00	$1,022.86	$2.23	0.44%
Service	1,000.00	898.40	3.57	1,000.00	1,021.31	3.80	0.75
Investor A	1,000.00	898.40	3.57	1,000.00	1,021.31	3.80	0.75
Investor A1	1,000.00	899.00	2.81	1,000.00	1,022.11	2.99	0.59
Investor C	1,000.00	895.20	6.84	1,000.00	1,017.85	7.28	1.44
Class K	1,000.00	900.00	1.76	1,000.00	1,023.21	1.88	0.37
Class R	1,000.00	897.10	4.90	1,000.00	1,019.90	5.22	1.03

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Fund. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain eligible employer-sponsored retirement plans. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2022

BlackRock Total Return Fund

ASSETS
Investments at value — Master Portfolio	$16,680,633,133
Receivables:
Capital shares sold	36,218,148
From the Manager	337,186
Withdrawals from the Master Portfolio	40,512,542
Prepaid expenses	279,982

Total assets	16,757,980,991

LIABILITIES
Payables:
Capital shares redeemed	76,730,691
Income dividend distributions	4,884,048
Investment advisory fees	8,623,939
Officer’s fees	24,665
Other accrued expenses	3,843,168
Other affiliate fees	193,284
Service and distribution fees	373,111

Total liabilities	94,672,906

NET ASSETS	$16,663,308,085

NET ASSETS CONSIST OF:
Paid-in capital	$20,391,863,394
Accumulated loss	(3,728,555,309)

NET ASSETS	$16,663,308,085

F I N A N C I A L S T A T E M E N T S	9

Statement of Assets and Liabilities (continued)

September 30, 2022

BlackRock Total Return Fund
NET ASSET VALUE

Institutional
Net assets	$8,809,120,563

Shares outstanding	902,135,981

Net asset value	$9.76

Shares authorized	1.6 billion

Par value	$0.10

Service
Net assets	$42,155,314

Shares outstanding	4,316,189

Net asset value	$9.77

Shares authorized	50 million

Par value	$0.10

Investor A
Net assets	$1,330,459,460

Shares outstanding	136,196,945

Net asset value	$9.77

Shares authorized	450 million

Par value	$0.10

Investor A1
Net assets	$20,123,537

Shares outstanding	2,061,731

Net asset value	$9.76

Shares authorized	50 million

Par value	$0.10

Investor C
Net assets	$56,467,590

Shares outstanding	5,785,236

Net asset value	$9.76

Shares authorized	100 million

Par value	$0.10

Class K
Net assets	$6,340,121,878

Shares outstanding	649,355,468

Net asset value	$9.76

Shares authorized	1 billion

Par value	$0.10

Class R
Net assets	$64,859,743

Shares outstanding	6,638,408

Net asset value	$9.77

Shares authorized	250 million

Par value	$0.10

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended September 30, 2022

BlackRock Total Return Fund

INVESTMENT INCOME

Net investment income allocated from the Master Portfolio:

Dividends — unaffiliated	$1,314,977

Dividends — affiliated	4,575,816

Interest — unaffiliated	532,765,171

Securities lending income — affiliated — net	542,859

Foreign taxes withheld	(224,327)

Expenses	(13,128,277)

Fees waived	739,088

Total investment income	526,585,307

FUND EXPENSES

Investment advisory	56,953,606

Transfer agent — class specific	12,379,330

Service and distribution — class specific	5,357,684

Proxy	2,723,465

Registration	1,836,639

Accounting services	7,001

Officer	5,547

Miscellaneous	350,314

Total expenses	79,613,586

Less:

Transfer agent fees waived and/or reimbursed — class specific	(2,128,782)

Total expenses after fees waived and/or reimbursed	77,484,804

Net investment income	449,100,503

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) allocated from the Master Portfolio:

Investments — unaffiliated	(1,006,784,496)

Investments — affiliated	1,605,866

Options written	(9,569,529)

Futures contracts	(270,765,731)

Forward foreign currency exchange contracts	81,265,969

Foreign currency transactions	(10,949,014)

Payment by affiliate	1,509

Swaps	(96,179,549)

(1,311,374,975)

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations  (continued)

Year Ended September 30, 2022

BlackRock Total Return Fund

Net change in unrealized appreciation (depreciation) allocated from the Master Portfolio:

Investments — unaffiliated	$(2,317,631,136)

Investments — affiliated	(70,834)

Options written	(72,526,626)

Futures contracts	(80,601,078)

Forward foreign currency exchange contracts	(549,475)

Foreign currency translations	870,911

Short sales — unaffiliated	(24,499)

Swaps	(1,253,858)

Unfunded floating rate loan interests	(401,116)

Unfunded SPAC PIPE commitments	(2,483,205)

(2,474,670,916)

Total net realized and unrealized loss	(3,786,045,891)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,336,945,388)

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Changes in Net Assets

	BlackRock Total Return Fund

	Year Ended 09/30/22	Year Ended 09/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$449,100,503	$369,092,875

Net realized gain (loss)	(1,311,374,975)	145,657,786

Net change in unrealized appreciation (depreciation)	(2,474,670,916)	(280,177,778)

Net increase (decrease) in net assets resulting from operations	(3,336,945,388)	234,572,883

DISTRIBUTIONS TO SHAREHOLDERS

Institutional	(299,087,560)	(548,172,960)

Service	(1,318,341)	(2,984,612)

Investor A	(41,803,454)	(123,065,737)

Investor A1	(613,205)	(1,369,181)

Investor C	(1,485,206)	(6,320,169)

Class K	(219,556,363)	(438,946,612)

Class R	(1,810,350)	(4,575,210)

Decrease in net assets resulting from distributions to shareholders	(565,674,479)	(1,125,434,481)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	91,715,235	2,351,539,765

NET ASSETS

Total increase (decrease) in net assets	(3,810,904,632)	1,460,678,167

Beginning of year	20,474,212,717	19,013,534,550

End of year	$16,663,308,085	$20,474,212,717

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Return Fund

	Institutional

	Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of year	$11.96		$12.53		$11.95		$11.21		$11.77

Net investment income(a)	0.25		0.23		0.28		0.38		0.38

Net realized and unrealized gain (loss)	(2.13)		(0.07)		0.60		0.75		(0.56)

Net increase (decrease) from investment operations	(1.88)		0.16		0.88		1.13		(0.18)

Distributions(b)

From net investment income	(0.25)		(0.24)		(0.30)		(0.39)		(0.38)

From net realized gain	(0.07)		(0.49)		—		—		—

Total distributions	(0.32)		(0.73)		(0.30)		(0.39)		(0.38)

Net asset value, end of year	$9.76		$11.96		$12.53		$11.95		$11.21

Total Return(c)

Based on net asset value	(15.99)%		1.25%		7.51	%(d)	10.23%		(1.55	)%(d)

Ratios to Average Net Assets(e)(f)

Total expenses	0.47	%(g)	0.47	%(g)	0.47	%(h)	0.47	%(h)	0.75	%(g)

Total expenses after fees waived and/or reimbursed	0.45	%(g)	0.45	%(g)	0.44	%(h)	0.44	%(h)	0.71	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.45	%(g)	0.45	%(g)	0.44	%(h)	0.44	%(h)	0.45	%(g)

Net investment income	2.30	%(g)	1.88	%(g)	2.32	%(h)	3.33	%(h)	3.31	%(g)

Supplemental Data

Net assets, end of year (000)	$8,809,121		$9,915,659		$9,067,527		$6,535,538		$5,402,121

Portfolio turnover rate of the Master Portfolio(i)	289%		459%		556%		574%		734%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Portfolio turnover rate (excluding MDRs)	42%	161%	274%	241%	350%

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Service

	Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of year	$11.96		$12.54		$11.95		$11.22		$11.77

Net investment income(a)	0.22		0.19		0.26		0.35		0.34

Net realized and unrealized gain (loss)	(2.12)		(0.08)		0.60		0.73		(0.54)

Net increase (decrease) from investment operations	(1.90)		0.11		0.86		1.08		(0.20)

Distributions(b)

From net investment income	(0.22)		(0.20)		(0.27)		(0.35)		(0.35)

From net realized gain	(0.07)		(0.49)		—		—		—

Total distributions	(0.29)		(0.69)		(0.27)		(0.35)		(0.35)

Net asset value, end of year	$9.77		$11.96		$12.54		$11.95		$11.22

Total Return(c)

Based on net asset value	(16.17)%		0.86%		7.28	%(d)	9.80%		(1.76	)%(d)

Ratios to Average Net Assets(e)(f)

Total expenses	0.80	%(g)	0.80	%(g)	0.74	%(h)	0.74	%(h)	1.03	%(g)

Total expenses after fees waived and/or reimbursed	0.76	%(g)	0.76	%(g)	0.74	%(h)	0.74	%(h)	1.03	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.76	%(g)	0.76	%(g)	0.74	%(h)	0.74	%(h)	0.75	%(g)

Net investment income	1.98	%(g)	1.57	%(g)	2.15	%(h)	3.04	%(h)	3.01	%(g)

Supplemental Data

Net assets, end of year (000)	$42,155		$55,378		$57,849		$120,243		$117,278

Portfolio turnover rate of the Master Portfolio(i)	289%		459%		556%		574%		734%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Portfolio turnover rate (excluding MDRs)	42%	161%	274%	241%	350%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Investor A

	Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of year	$11.96		$12.54		$11.96		$11.22		$11.78

Net investment income(a)	0.22		0.19		0.25		0.34		0.34
Net realized and unrealized gain (loss)	(2.12)		(0.08)		0.60		0.75		(0.56)

Net increase (decrease) from investment operations	(1.90)		0.11		0.85		1.09		(0.22)

Distributions(b)
From net investment income	(0.22)		(0.20)		(0.27)		(0.35)		(0.34)
From net realized gain	(0.07)		(0.49)		—		—		—

Total distributions	(0.29)		(0.69)		(0.27)		(0.35)		(0.34)

Net asset value, end of year	$9.77		$11.96		$12.54		$11.96		$11.22

Total Return(c)
Based on net asset value	(16.16)%		0.87%		7.16	%(d)	9.85%		(1.88	)%(d)

Ratios to Average Net Assets(e)(f)
Total expenses	0.76	%(g)	0.74	%(g)	0.76	%(h)	0.79	%(h)	1.08	%(g)

Total expenses after fees waived and/or reimbursed	0.76	%(g)	0.74	%(g)	0.76	%(h)	0.78	%(h)	1.07	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.76	%(g)	0.74	%(g)	0.76	%(h)	0.78	%(h)	0.79	%(g)

Net investment income	1.98	%(g)	1.58	%(g)	2.02	%(h)	3.00	%(h)	2.97	%(g)

Supplemental Data
Net assets, end of year (000)	$1,330,459		$1,822,670		$2,147,025		$1,840,587		$1,729,459

Portfolio turnover rate of the Master Portfolio(i)	289%		459%		556%		574%		734%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Portfolio turnover rate (excluding MDRs)	42%	161%	274%	241%	350%

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Investor A1

	Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of year	$11.95		$12.53		$11.95		$11.21		$11.77

Net investment income(a)	0.24		0.21		0.27		0.37		0.36
Net realized and unrealized gain (loss)	(2.13)		(0.08)		0.60		0.74		(0.56)

Net increase (decrease) from investment operations	(1.89)		0.13		0.87		1.11		(0.20)

Distributions(b)
From net investment income	(0.23)		(0.22)		(0.29)		(0.37)		(0.36)
From net realized gain	(0.07)		(0.49)		—		—		—

Total distributions	(0.30)		(0.71)		(0.29)		(0.37)		(0.36)

Net asset value, end of year	$9.76		$11.95		$12.53		$11.95		$11.21

Total Return(c)
Based on net asset value	(16.04)%		1.02%		7.35	%(d)	10.06%		(1.69	)%(d)

Ratios to Average Net Assets(e)(f)
Total expenses	0.70	%(g)	0.68	%(g)	0.61	%(h)	0.63	%(g)	0.92	%(g)

Total expenses after fees waived and/or reimbursed	0.60	%(g)	0.60	%(g)	0.59	%(h)	0.59	%(g)	0.88	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.60	%(g)	0.60	%(g)	0.59	%(h)	0.59	%(g)	0.60	%(g)

Net investment income	2.19	%(g)	1.73	%(g)	2.22	%(h)	3.20	%(g)	3.17	%(g)

Supplemental Data
Net assets, end of year (000)	$20,124		$21,957		$24,443		$28,769		$28,072

Portfolio turnover rate of the Master Portfolio(i)	289%		459%		556%		574%		734%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Portfolio turnover rate (excluding MDRs)	42%	161%	274%	241%	350%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Investor C

	Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of year	$11.95		$12.53		$11.95		$11.21		$11.77

Net investment income(a)	0.14		0.11		0.16		0.27		0.27
Net realized and unrealized gain (loss)	(2.12)		(0.08)		0.60		0.74		(0.56)

Net increase (decrease) from investment operations	(1.98)		0.03		0.76		1.01		(0.29)

Distributions(b)
From net investment income	(0.14)		(0.12)		(0.18)		(0.27)		(0.27)
From net realized gain	(0.07)		(0.49)		—		—		—

Total distributions	(0.21)		(0.61)		(0.18)		(0.27)		(0.27)

Net asset value, end of year	$9.76		$11.95		$12.53		$11.95		$11.21

Total Return(c)
Based on net asset value	(16.76)%		0.16%		6.44	%(d)	9.14%		(2.53	)%(d)

Ratios to Average Net Assets(e)(f)
Total expenses	1.48	%(g)(h)	1.47	%(g)	1.49	%(i)	1.51	%(i)	1.82	%(g)

Total expenses after fees waived and/or reimbursed	1.46	%(g)(h)	1.45	%(g)	1.44	%(i)	1.44	%(i)	1.74	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.46	%(g)(h)	1.45	%(g)	1.44	%(i)	1.44	%(i)	1.45	%(g)

Net investment income	1.23	%(g)	0.89	%(g)	1.36	%(i)	2.35	%(i)	2.32	%(g)

Supplemental Data
Net assets, end of year (000)	$56,468		$100,462		$140,034		$209,532		$235,682

Portfolio turnover rate of the Master Portfolio(j)	289%		459%		556%		574%		734%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.46%, 1.44% and 1.44%, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Portfolio turnover rate (excluding MDRs)	42%	161%	274%	241%	350%

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Class K

	Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of year	$11.96		$12.53		$11.95		$11.21		$11.77

Net investment income(a)	0.26		0.24		0.29		0.39		0.39
Net realized and unrealized gain (loss)	(2.13)		(0.07)		0.60		0.74		(0.56)

Net increase (decrease) from investment operations	(1.87)		0.17		0.89		1.13		(0.17)

Distributions(b)
From net investment income	(0.26)		(0.25)		(0.31)		(0.39)		(0.39)
From net realized gain	(0.07)		(0.49)		—		—		—

Total distributions	(0.33)		(0.74)		(0.31)		(0.39)		(0.39)

Net asset value, end of year	$9.76		$11.96		$12.53		$11.95		$11.21

Total Return(c)
Based on net asset value	(15.93)%		1.32%		7.59	%(d)	10.30%		(1.49	)%(d)

Ratios to Average Net Assets(e)(f)
Total expenses	0.38	%(g)	0.38	%(g)	0.37	%(h)	0.37	%(h)	0.64	%(g)

Total expenses after fees waived and/or reimbursed	0.38	%(g)	0.38	%(g)	0.37	%(h)	0.37	%(h)	0.64	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.38	%(g)	0.38	%(g)	0.37	%(h)	0.37	%(h)	0.38	%(g)

Net investment income	2.37	%(g)	1.94	%(g)	2.41	%(h)	3.40	%(h)	3.36	%(g)

Supplemental Data
Net assets, end of year (000)	$6,340,122		$8,472,180		$7,491,107		$6,015,062		$4,726,240

Portfolio turnover rate of the Master Portfolio(i)	289%		459%		556%		574%		734%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Portfolio turnover rate (excluding MDRs)	42%	161%	274%	241%	350%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Class R

	Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of year	$11.96		$12.54		$11.96		$11.22		$11.78

Net investment income(a)	0.19		0.16		0.22		0.32		0.31
Net realized and unrealized gain (loss)	(2.13)		(0.08)		0.59		0.74		(0.56)

Net increase (decrease) from investment operations	(1.94)		0.08		0.81		1.06		(0.25)

Distributions(b)
From net investment income	(0.18)		(0.17)		(0.23)		(0.32)		(0.31)
From net realized gain	(0.07)		(0.49)		—		—		—

Total distributions	(0.25)		(0.66)		(0.23)		(0.32)		(0.31)

Net asset value, end of year	$9.77		$11.96		$12.54		$11.96		$11.22

Total Return(c)
Based on net asset value	(16.40)%		0.57%		6.88	%(d)	9.58%		(2.12	)%(d)

Ratios to Average Net Assets(e)(f)
Total expenses	1.06	%(g)	1.05	%(g)	1.04	%(h)	1.07	%(g)	1.37	%(g)

Total expenses after fees waived and/or reimbursed	1.04	%(g)	1.04	%(g)	1.03	%(h)	1.03	%(g)	1.31	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.04	%(g)	1.04	%(g)	1.03	%(h)	1.03	%(g)	1.04	%(g)

Net investment income	1.71	%(g)	1.29	%(g)	1.80	%(h)	2.76	%(g)	2.72	%(g)

Supplemental Data
Net assets, end of year (000)	$64,860		$85,906		$85,550		$142,718		$156,009

Portfolio turnover rate of the Master Portfolio(i)	289%		459%		556%		574%		734%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Portfolio turnover rate (excluding MDRs)	42%	161%	274%	241%	350%

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Bond Fund, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Total Return Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified. The Fund seeks to achieve its investment objective by investing all of its assets in Master Total Return Portfolio (the “Master Portfolio”) of Master Bond LLC, an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The Master Bond LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At September 30, 2022, the percentage of the Master Portfolio owned by the Fund was 96.4%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are sold only to certain employer-sponsored retirement plans. Service, Investor A, Investor A1, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Directors of the Corporation and Board of Directors of the Master Bond LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors”.

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year of after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-ended non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Corporation’s Board, the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed Income Complex and reflected as Trustee and Officer expense on the Statement of Operations. The Trustee and Officer expense may be negative as a result of a decrease in value of the deferred account.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees(a)
First $250 million	0.32%
$250 million — $500 million	0.31
$500 million — $750 million	0.30
Greater than $750 million	0.29

(a)

This investment advisory fee applies to the Fund for as long as the Fund invests in the Master Portfolio or another master fund advised by the Manager or an affiliate thereof in a master- feeder structure. If the Fund ceases to operate as a feeder fund in a master/feeder structure, the maximum actual investment advisory fees payable to the Manager (as a percentage of average daily net assets) by the Fund are as follows: 0.48% (first $250 million), 0.43% ($250 million - $500 million), 0.38% ($500 million - $750 million) and 0.34% (greater than $750 million).

With respect to the Fund, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of the Fund for which BIL and BSL, as applicable, act as sub-advisers, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor A1	0.10	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor A1	Investor C	Class R	Total

Service and distribution — class specific	$127,876	$4,028,481	$22,330	$785,845	$393,152	$5,357,684

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2022, the Fund paid $460,881 for the Fund’s Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

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Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Class R	Total

Reimbursed amounts	$ 22,909	$ 36	$ 9,452	$ 176	$ 2,914	$ 8,470	$ 857	$ 44,814

For the year ended September 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Class R	Total

Transfer agent — class specific	$9,758,532	$87,655	$2,092,698	$50,028	$78,652	$167,221	$144,544	$12,379,330

Other Fees: For the year ended September 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $19,888.

For the year ended September 30, 2022, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$133,830
Investor C	11,153

Expense Limitations, Waivers and Reimbursements: With the exception of the Fund’s investment in the Master Portfolio, the Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations
Institutional	0.44%
Service	0.75
Investor A	0.78
Investor A1	0.59
Investor C	1.44
Class K	0.39
Class R	1.03

The Manager has agreed not to reduce or discontinue the contractual expense limitation through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended September 30, 2022, the class specific waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Class R	Total

Transfer agent fees waived and/or reimbursed — class specific	$2,005,473	$18,733	$2,040	$22,233	$19,249	$46,115	$14,939	$2,128,782

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2022, the Fund did not participate in the Interfund Lending Program.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	09/30/22	09/30/21

Ordinary income	$477,820,291	$807,449,148
Long-term capital gains	87,854,188	317,985,333

	$565,674,479	$1,125,434,481

As of September 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Amounts

Net unrealized losses(a)	$(2,327,718,931)
Qualified late-year losses	(1,400,836,378)

$(3,728,555,309)

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing of income recognition on partnership interests.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/22		Year Ended 09/30/21

Share Class	Shares	Amount	Shares	Amount

Institutional
Shares sold	471,198,724	$5,294,524,445	347,718,814	$4,215,821,985
Shares issued in reinvestment of distributions	23,849,602	262,361,092	40,007,908	486,765,535
Shares redeemed	(422,169,779)	(4,601,574,876)	(281,922,724)	(3,419,176,351)

	72,878,547	$955,310,661	105,803,998	$1,283,411,169

Service
Shares sold	955,363	$10,691,567	1,413,301	$17,081,292
Shares issued in reinvestment of distributions	118,949	1,310,630	244,825	2,980,022
Shares redeemed	(1,388,626)	(15,040,752)	(1,642,376)	(20,109,497)

	(314,314)	$(3,038,555)	15,750	$(48,183)

Investor A
Shares sold	33,567,548	$373,631,405	—	$—
Shares sold and automatic conversion of shares	—	—	62,592,112	760,467,479
Shares issued in reinvestment of distributions	2,640,697	29,156,417	9,660,792	117,612,929
Shares redeemed	(52,383,659)	(576,880,831)	(91,115,199)	(1,103,115,618)

	(16,175,414)	$(174,093,009)	(18,862,295)	$(225,035,210)

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Notes to Financial Statements  (continued)

	Year Ended 09/30/22		Year Ended 09/30/21

Share Class	Shares	Amount	Shares	Amount

Investor A1
Shares sold	614,430	$6,895,105	227,822	$2,778,915
Shares issued in reinvestment of distributions	6,605	72,696	95,070	1,156,545
Shares redeemed	(396,358)	(4,299,413)	(436,858)	(5,288,702)

	224,677	$2,668,388	(113,966)	$(1,353,242)

Investor C
Shares sold	575,953	$6,423,509	1,647,551	$20,112,472
Shares issued in reinvestment of distributions	114,547	1,269,910	494,222	6,019,066
Shares redeemed and automatic conversion of shares	(3,310,438)	(36,470,705)	(4,913,706)	(59,685,959)

	(2,619,938)	$(28,777,286)	(2,771,933)	$(33,554,421)

Class K
Shares sold	141,634,495	$1,580,228,305	225,881,007	$2,731,739,388
Shares issued in reinvestment of distributions	18,480,602	203,331,003	33,763,627	410,632,353
Shares redeemed	(219,382,907)	(2,438,386,314)	(148,791,540)	(1,818,590,635)

	(59,267,810)	$(654,827,006)	110,853,094	$1,323,781,106

Class R
Shares sold	1,800,108	$19,919,767	2,501,470	$30,288,716
Shares issued in reinvestment of distributions	161,358	1,777,727	375,163	4,568,950
Shares redeemed	(2,503,561)	(27,225,452)	(2,518,160)	(30,519,120)

	(542,095)	$(5,527,958)	358,473	$4,338,546

	(5,816,347)	$91,715,235	195,283,121	$2,351,539,765

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return Fund and the Board of Directors of BlackRock Bond Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Total Return Fund of Blackrock Bond Fund, Inc. (the “Fund”), as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law are hereby designated as qualified dividend income for individuals for the fiscal year ended September 30, 2022:

Fund Name	Qualified Dividend Income

BlackRock Total Return Fund	$5,518,198

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended September 30, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Total Return Fund	$87,854,188

The Fund hereby designates the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest, for the fiscal year ended September 30, 2022:

Fund Name	Federal Obligation Interest

BlackRock Total Return Fund	$22,937,051

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended September 30, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Total Return Fund	0.88%

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend, for the fiscal year ended September 30, 2022:

Fund Name	Interest Dividends

BlackRock Total Return Fund	$449,384,572

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations, for the fiscal year ended September 30, 2022:

Fund Name	Interest- Related Dividends	Qualified Short- Term Gains

BlackRock Total Return Fund	$384,020,407	$43,283,754

I M P O R T A N T T A X I N F O R M A T I O N	27

Portfolio Information as of September 30, 2022	Master Total Return Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

U.S. Government Sponsored Agency Securities	46.2%

Corporate Bonds	24.0

Asset-Backed Securities	10.7

U.S. Treasury Obligations	7.4

Non-Agency Mortgage-Backed Securities	7.0

Floating Rate Loan Interests	2.6

Foreign Government Obligations	0.7

Municipal Bonds	0.5

Common Stocks	0.4

Preferred Securities	0.4

Foreign Agency Obligations	0.1

Investment Companies	—	(b)

Warrants	—	(b)

Rights	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)

AAA/Aaa(d)	59.8%

AA/Aa	2.4

A	9.4

BBB/Baa	13.6

BB/Ba	2.2

B	2.3

CCC/Caa	0.5

CC/Ca	0.3

C	0.2

N/R	9.3

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Amount is less than 0.1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

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Schedule of Investments September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)(b)	USD	5,410	$5,092,648
522 Funding CLO Ltd.
Series 2019-4A, Class CR, (3 mo. LIBOR US + 2.40%), 5.11%, 04/20/30(a)(c)		625	588,485
Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.65%), 6.36%, 04/20/30(a)(c)		2,170	1,979,009
Series 2019-5A, Class AR, (3 mo. CME Term SOFR + 1.33%), 3.66%, 04/15/35(a)(c)		510	488,656
ACE Securities Corp. Home Equity Loan Trust
Series 2003-OP1, Class A2, (1 mo. LIBOR US + 0.72%), 3.80%, 12/25/33(c)		577	515,748
Series 2006-CW1, Class A2C, (1 mo. LIBOR US + 0.28%), 3.36%, 07/25/36(c)		266	219,409
Series 2007-HE4, Class A2A, (1 mo. LIBOR US + 0.26%), 3.34%, 05/25/37(c)		2,503	504,680
Series 2007-HE4, Class A2C, (1 mo. LIBOR US + 0.60%), 3.68%, 05/25/37(c)		221	45,153
ACRES Commercial Realty Ltd., Series 2021- FL1, Class A, (1 mo. LIBOR US + 1.20%), 4.14%, 06/15/36(a)(c)		2,212	2,156,997
AGL CLO 11 Ltd., Series 2021-11A, Class E, (3 mo. LIBOR US + 6.36%), 8.87%, 04/15/34(a)(c)		250	212,356
AGL CLO 12 Ltd., Series 2021-12A, Class A1, (3 mo. LIBOR US + 1.16%), 3.87%, 07/20/34(a)(c)		7,640	7,328,689
AGL CLO 14 Ltd., Series 2021-14A, Class A, (3 mo. LIBOR US + 1.15%), 3.88%, 12/02/34(a)(c)		1,000	957,505
AGL CLO 7 Ltd.
Series 2020-7A, Class AR, (3 mo. LIBOR US + 1.20%), 3.71%, 07/15/34(a)(c)		2,400	2,301,749
Series 2020-7A, Class DR, (3 mo. LIBOR US + 3.10%), 5.61%, 07/15/34(a)(c)		500	432,461
AGL CLO 9 Ltd., Series 2020-9A, Class D, (3 mo. LIBOR US + 3.70%), 6.41%, 01/20/34(a)(c)		250	221,088
AGL Core CLO 15 Ltd., Series 2021-15A, Class A1, (3 mo. LIBOR US + 1.15%), 3.86%, 01/20/35(a)(c)		250	240,788
AGL Core CLO 2 Ltd., Series 2019-2A, Class A1, (3 mo. LIBOR US + 1.39%), 4.10%, 04/20/32(a)(c)		8,405	8,242,249
AGL Core CLO 4 Ltd., Series 2020-4A, Class A1R, (3 mo. LIBOR US + 1.07%), 3.78%, 04/20/33(a)(c)		3,620	3,510,308
AGL Static CLO 18 Ltd., Series 2022-18A, Class B, (3 mo. CME Term SOFR + 2.00%), 3.12%, 04/21/31(a)(c)		1,400	1,337,639
AIG CLO Ltd., Series 2018-1A, Class A1R, (3 mo. LIBOR US + 1.12%), 3.83%, 04/20/32(a)(c)		1,730	1,685,711
AIMCO CLO
Series 2015-AA, Class BR2, (3 mo. LIBOR US + 1.60%), 4.34%, 10/17/34(a)(c)		1,200	1,130,381
Series 2017-AA, Class AR, (3 mo. LIBOR US + 1.05%), 3.76%, 04/20/34(a)(c)		250	238,855
Series 2017-AA, Class CR, (3 mo. LIBOR US + 2.10%), 4.81%, 04/20/34(a)(c)		500	448,507
Series 2017-AA, Class DR, (3 mo. LIBOR US + 3.15%), 5.86%, 04/20/34(a)(c)		250	217,883
Series 2018-BA, Class AR, (3 mo. LIBOR US + 1.10%), 3.61%, 01/15/32(a)(c)		5,770	5,611,717

Security	Par (000)		Value

Asset-Backed Securities (continued)
Ajax Mortgage Loan Trust
Series 2017-D, Class B, 0.00%, 12/25/57(a)(c)(d)	USD	38	$30,142
Series 2018-A, Class B, 0.00%, 04/25/58(a)		75	76,112
Series 2018-B, Class B, 0.00%, 02/26/57(a)		173	126,575
Series 2018-D, Class B, 0.00%, 08/25/58(a)(c)		23	15,548
Series 2018-E, Class C, 0.00%, 06/25/58(a)(c)		7	6,687
Series 2018-F, Class C, 0.00%, 11/25/58(a)		258	168,407
Series 2019-E, Class A, 3.00%, 09/25/59(a)(b)		10,042	9,876,922
Series 2019-E, Class B, 4.88%, 09/25/59(a)(b)		2,600	2,542,833
Series 2019-E, Class C, 0.00%, 09/25/59(a)		5,467	4,903,471
Series 2019-G, Class A, 3.00%, 09/25/59(a)(b)		10,815	10,275,903
Series 2019-G, Class B, 4.25%, 09/25/59(a)(b)		2,120	1,861,285
Series 2019-G, Class C, 0.00%, 09/25/59(a)		5,380	2,845,085
Series 2019-H, Class A, 3.00%, 11/25/59(a)(b)		5,078	4,968,447
Series 2019-H, Class B, 4.25%, 11/25/59(a)(b)		1,970	1,908,341
Series 2019-H, Class C, 0.00%, 11/25/59(a)		4,761	4,467,490
Series 2020-A, Class A, 2.38%, 12/25/59(a)(b)		18,926	18,387,933
Series 2020-A, Class B, 3.50%, 12/25/59(a)(b)		3,853	3,681,201
Series 2020-A, Class C, 0.00%, 12/25/59(a)		9,093	5,693,164
Series 2020-C, Class A, 2.25%, 09/27/60(a)(b)		1,261	1,239,253
Series 2020-C, Class B, 5.00%, 09/27/60(a)(b)		2,981	2,870,281
Series 2020-C, Class C, 0.00%, 09/27/60(a)		9,355	8,493,862
Series 2020-D, Class A, 2.25%, 06/25/60(a)(b)		4,786	4,504,046
Series 2020-D, Class B, 5.00%, 06/25/60(a)(b)		4,238	4,069,350
Series 2020-D, Class C, 0.00%, 06/25/60(a)		10,013	8,969,136
Series 2021-C, Class A, 2.12%, 01/25/61(a)(b)		13,484	12,425,794
Series 2021-C, Class B, 3.72%, 01/25/61(a)(b)		3,277	3,015,129
Series 2021-C, Class C, 0.00%, 01/25/61(a)		8,282	7,732,826
Series 2021-D, Class A, 2.00%, 03/25/60(a)(b)		31,127	28,385,503
Series 2021-D, Class B, 4.00%, 03/25/60(a)(c)		5,836	5,338,604
Series 2021-D, Class C, 0.00%, 03/25/60(a)(c)(d)		8,627	5,313,279
Series 2021-E, Class A1, 1.74%, 12/25/60(a)(c)		25,488	21,572,381
Series 2021-E, Class A2, 2.69%, 12/25/60(a)(c)		4,422	3,530,014
Series 2021-E, Class B1, 3.73%, 12/25/60(a)(c)		2,669	2,102,428
Series 2021-E, Class B3, 4.01%, 12/25/60(a)(c)		7,653	4,542,614
Series 2021-E, Class M1, 2.94%, 12/25/60(a)(c)		1,744	1,341,421
Series 2021-E, Class SA, 0.00%, 12/25/60(a)(c)		123	57,615
Series 2021-F, Class A, 1.88%, 06/25/61(a)(b)		45,744	41,449,428
Series 2021-F, Class B, 3.75%, 06/25/61(a)(b)		6,403	5,838,395
Series 2021-F, Class C, 0.00%, 06/25/61(a)(d)		11,947	10,320,704
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.08%), 3.81%, 10/21/28(a)(c)		3,023	2,982,454
Allegro CLO IV Ltd., Series 2016-1A, Class BR2, (3 mo. LIBOR US + 1.55%), 4.06%, 01/15/30(a)(c)		400	383,194
Allegro CLO VIII Ltd., Series 2018-2A, Class B1, (3 mo. LIBOR US + 1.67%), 4.18%, 07/15/31(a)(c)		250	240,994
Allegro CLO XI Ltd.
Series 2019-2A, Class A2A, (3 mo. LIBOR US + 1.85%), 4.59%, 01/19/33(a)(c)		500	483,036
Series 2019-2A, Class C, (3 mo. LIBOR US + 3.00%), 5.74%, 01/19/33(a)(c)		250	233,576
ALM Ltd.
Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 4.36%, 10/15/29(a)(c)		7,780	7,412,768
Series 2020-1A, Class B, (3 mo. LIBOR US + 2.00%), 4.51%, 10/15/29(a)(c)		250	231,537

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
ALME Loan Funding V BV, Series 5A, Class ER, (3 mo. EURIBOR + 5.41%), 5.41%, 07/15/31(a)(c)	EUR	1,500	$1,197,777
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (3 mo. LIBOR US + 1.25%), 4.04%, 11/02/30(a)(c)	USD	750	740,000
AMMC CLO 22 Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.45%), 4.23%, 04/25/31(a)(c)		500	467,447
AMMC CLO XIII Ltd., Series 2013-13A, Class A1R2, (3 mo. LIBOR US + 1.05%), 3.83%, 07/24/29(a)(c)		2,608	2,579,785
AMSR Trust
Series 2020-SFR1, Class E, 3.22%, 04/17/37(a)		1,280	1,182,154
Series 2020-SFR2, Class D, 3.28%, 07/17/37(a)		2,437	2,261,323
Series 2020-SFR3, Class E1, 2.56%, 09/17/37(a)		2,490	2,235,838
Series 2020-SFR4, Class E2, 2.46%, 11/17/37(a)		2,500	2,207,668
Series 2020-SFR4, Class F, 2.86%, 11/17/37(a)		2,760	2,433,912
Anchorage Capital CLO 16 Ltd., Series 2020-16A, Class A1R, (3 mo. LIBOR US + 1.20%), 3.94%, 01/19/35(a)(c)		250	239,120
Anchorage Capital CLO 17 Ltd., Series 2021-17A, Class A1, (3 mo. LIBOR US + 1.17%), 3.68%, 07/15/34(a)(c)		11,115	10,667,503
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 3.84%, 01/28/31(a)(c)		2,356	2,317,438
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.50%), 4.29%, 01/28/31(a)(c)		3,850	3,702,090
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 4.64%, 01/28/31(a)(c)		500	457,916
Anchorage Capital CLO 4-R Ltd.
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 3.84%, 01/28/31(a)(c)		5,330	5,243,093
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.85%), 4.64%, 01/28/31(a)(c)		5,550	5,103,040
Anchorage Capital CLO 5-R Ltd.
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.45%), 3.96%, 01/15/30(a)(c)		9,200	8,927,623
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.85%), 4.36%, 01/15/30(a)(c)		3,540	3,365,454
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class ARR, (3 mo. LIBOR US + 1.05%), 3.56%, 07/15/30(a)(c)		5,470	5,380,975
Anchorage Capital CLO 7 Ltd.
Series 2015-7A, Class AR2, (3 mo. LIBOR US + 1.09%), 3.88%, 01/28/31(a)(c)		4,936	4,851,011
Series 2015-7A, Class BR2, (3 mo. LIBOR US + 1.75%), 4.54%, 01/28/31(a)(c)		7,620	7,289,585
Series 2015-7A, Class CR2, (3 mo. LIBOR US + 2.20%), 4.99%, 01/28/31(a)(c)		4,250	3,940,407
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 6.29%, 01/28/31(a)(c)		1,140	1,029,103
Anchorage Capital CLO 8 Ltd.
Series 2016-8A, Class AR2A, (3 mo. LIBOR US + 1.20%), 3.97%, 10/27/34(a)(c)		2,430	2,340,932

Security	Par (000)		Value

Asset-Backed Securities (continued)
Anchorage Capital CLO 8 Ltd.
Series 2016-8A, Class BR2, (3 mo. LIBOR US + 1.80%), 4.57%, 10/27/34(a)(c)	USD	2,800	$2,638,905
Anchorage Capital CLO Ltd.
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.25%), 3.71%, 10/13/30(a)(c)		3,075	3,034,332
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.65%), 4.11%, 10/13/30(a)(c)		750	721,200
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 4.61%, 10/13/30(a)(c)		1,410	1,336,315
Anchorage Capital Europe CLO 2 DAC
Series 2A, Class B1R, (3 mo. EURIBOR + 1.60%), 1.60%, 04/15/34(a)(c)	EUR	1,327	1,143,592
Series 2A, Class DR, (3 mo. EURIBOR + 3.55%), 3.55%, 04/15/34(a)(c)		1,380	1,170,743
Anchorage Capital Europe CLO DAC, Series 4A, Class D, (3 mo. EURIBOR + 3.20%), 3.35%, 04/25/34(a)(c)		542	463,664
Antares CLO Ltd., Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.53%), 4.31%, 07/25/33(a)(c)	USD	10,760	10,462,499
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 3.59%, 04/15/31(a)(c)		3,652	3,569,026
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.01%), 3.72%, 04/20/31(a)(c)		1,080	1,056,673
Apidos CLO XVIII, Series 2018-18A, Class A1, (3 mo. LIBOR US + 1.14%), 3.90%, 10/22/30(a)(c)		880	855,552
Apidos CLO XX
Series 2015-20A, Class A1RA, (3 mo. LIBOR US + 1.10%), 3.84%, 07/16/31(a)(c)		450	437,043
Series 2015-20A, Class A2RR, (3 mo. LIBOR US + 1.55%), 4.29%, 07/16/31(a)(c)		250	236,564
Apidos CLO XXII
Series 2015-22A, Class A2R, (3 mo. LIBOR US + 1.50%), 4.21%, 04/20/31(a)(c)		500	473,964
Series 2015-22A, Class BR, (3 mo. LIBOR US + 1.95%), 4.66%, 04/20/31(a)(c)		250	231,663
Series 2015-22A, Class CR, (3 mo. LIBOR US + 2.95%), 5.66%, 04/20/31(a)(c)		850	762,958
Apidos CLO XXVI, Series 2017-26A, Class BR, (3 mo. LIBOR US + 1.95%), 4.69%, 07/18/29(a)(c)		570	532,934
Apidos CLO XXX, Series XXXA, Class A1A, (3 mo. LIBOR US + 1.14%), 3.88%, 10/18/31(a)(c)		250	243,017
Apidos CLO XXXI, Series 2019-31A, Class BR, (3 mo. LIBOR US + 1.55%), 4.06%, 04/15/31(a)(c)		500	470,351
Apidos CLO XXXII
Series 2019-32A, Class C, (3 mo. LIBOR US + 2.40%), 5.11%, 01/20/33(a)(c)		250	229,454
Series 2019-32A, Class D, (3 mo. LIBOR US + 3.50%), 6.21%, 01/20/33(a)(c)		300	273,158
Apidos CLO XXXVII, Series 2021-37A, Class E, (3 mo. LIBOR US + 6.30%), 9.06%, 10/22/34(a)(c)		455	384,476
Apres Static CLO Ltd., Series 2019-1A, Class A2R, (3 mo. LIBOR US + 1.70%), 4.21%, 10/15/28(a)(c)		250	242,796

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 07/17/46(a)	USD	582	$526,912
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL4, Class A, (1 mo. LIBOR US + 1.35%), 4.17%, 11/15/36(a)(c)		883	861,852
Series 2022-FL2, Class A, (1 mo. CME Term SOFR + 1.85%), 4.70%, 05/15/37(a)(c)		8,334	8,154,475
Ares European CLO XII DAC, Series 12A, Class B1R, (3 mo. EURIBOR + 1.70%), 1.75%, 04/20/32(a)(c)	EUR	889	788,806
Ares LII CLO Ltd.
Series 2019-52A, Class A1R, (3 mo. LIBOR US + 1.05%), 3.81%, 04/22/31(a)(c)	USD	7,910	7,694,398
Series 2019-52A, Class A2R, (3 mo. LIBOR US + 1.45%), 4.21%, 04/22/31(a)(c)		250	239,717
Ares LIX CLO Ltd., Series 2021-59A, Class A, (3 mo. LIBOR US + 1.03%), 3.81%, 04/25/34(a)(c)		500	473,451
Ares LVI CLO Ltd.
Series 2020-56A, Class AR, (3 mo. LIBOR US + 1.16%), 3.94%, 10/25/34(a)(c)		2,110	2,030,394
Series 2020-56A, Class ER, (3 mo. LIBOR US + 6.50%), 9.28%, 10/25/34(a)(c)		1,720	1,485,878
Ares XLVIII CLO Ltd., Series 2018-48A, Class B, (3 mo. LIBOR US + 1.58%), 4.29%, 07/20/30(a)(c)		370	351,500
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.17%), 3.68%, 10/15/30(a)(c)		1,150	1,131,759
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.48%), 3.56%, 05/25/35(c)		2,860	2,482,702
ARM Master Trust LLC Agricultural Loan Backed Notes, Series 2021-T1, Class A, 2.43%, 11/15/27(a)		1,819	1,662,802
Armada Euro CLO III DAC, Series 3A, Class DR, (3 mo. EURIBOR + 3.30%), 3.30%, 07/15/31(a)(c)	EUR	1,563	1,370,807
ASSURANT CLO I Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.15%), 4.86%, 10/20/34(a)(c)	USD	1,420	1,267,513
ASSURANT CLO Ltd., Series 2018-2A, Class A, (3 mo. LIBOR US + 1.04%), 3.75%, 04/20/31(a)(c)		750	729,828
Atrium IX, Series 9A, Class AR2, (3 mo. LIBOR US + 0.99%), 4.03%, 05/28/30(a)(c)		4,007	3,937,650
Atrium XII, Series 12A, Class CR, (3 mo. LIBOR US + 1.65%), 4.41%, 04/22/27(a)(c)		2,381	2,267,218
Atrium XIII
Series 13A, Class A1, (3 mo. LIBOR US + 1.18%), 3.96%, 11/21/30(a)(c)		500	492,607
Series 13A, Class B, (3 mo. LIBOR US + 1.50%), 4.28%, 11/21/30(a)(c)		1,250	1,186,696
Series 13A, Class C, (3 mo. LIBOR US + 1.80%), 4.58%, 11/21/30(a)(c)		390	362,018
Avoca CLO XV DAC, Series 15X, Class B2R, (3 mo. EURIBOR + 1.05%), 1.05%, 04/15/31(c)(e)	EUR	400	358,712
Avoca CLO XVIII DAC, Series 18X, Class C, (3 mo. EURIBOR + 1.75%), 1.75%, 04/15/31(c)(e)		400	346,213

Security	Par (000)		Value

Asset-Backed Securities (continued)
Avoca CLO XXII DAC
Series 22A, Class D, (3 mo. EURIBOR + 2.90%), 2.90%, 04/15/35(a)(c)	EUR	500	$413,007
Series 22X, Class B1, (3 mo. EURIBOR + 1.30%), 1.30%, 04/15/35(c)(e)		850	727,260
Avoca CLO XXIII DAC, Series 23A, Class D, (3 mo. EURIBOR + 3.05%), 3.05%, 04/15/34(a)(c)		500	419,459
Babson CLO Ltd., Series 2015-IA, Class BR, (3 mo. LIBOR US + 1.40%), 4.11%, 01/20/31(a)(c)	USD	610	574,671
Bain Capital Credit CLO Ltd.
Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.50%), 4.21%, 07/20/30(a)(c)		850	809,240
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.08%), 3.82%, 07/19/31(a)(c)		1,670	1,634,522
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.60%), 4.34%, 07/19/31(a)(c)		500	468,126
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.10%), 5.88%, 07/24/34(a)(c)		250	220,013
Series 2021-4A, Class A1, (3 mo. LIBOR US + 1.17%), 3.88%, 10/20/34(a)(c)		310	296,720
Balboa Bay Loan Funding Ltd., Series 2021-1A, Class E, (3 mo. LIBOR US + 6.16%), 8.87%, 07/20/34(a)(c)		250	207,835
Ballyrock CLO 14 Ltd., Series 2020-14A, Class D, (3 mo. LIBOR US + 7.00%), 9.71%, 01/20/34(a)(c)		250	219,373
Ballyrock CLO Ltd.
Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.15%), 5.66%, 10/15/28(a)(c)		500	482,899
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.60%), 4.31%, 04/20/31(a)(c)		500	469,639
Series 2020-2A, Class DR, (3 mo. LIBOR US + 6.15%), 8.86%, 10/20/31(a)(c)		250	217,080
BankAmerica Manufactured Housing Contract Trust
Series 1997-2, Class B1, 7.07%, 02/10/22(c)		1,680	538,771
Series 1998-2, Class B1, 7.35%, 12/10/25(c)		2,790	735,864
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(a)		410	378,718
Bardot CLO Ltd., Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.00%), 5.76%, 10/22/32(a)(c)		250	222,144
Barings CLO Ltd.
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.19%), 3.90%, 10/20/30(a)(c)		2,590	2,544,462
Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.95%), 3.66%, 07/20/29(a)(c)		699	688,499
Series 2019-3A, Class A1R, (3 mo. LIBOR US + 1.07%), 3.78%, 04/20/31(a)(c)		1,330	1,296,244
Battalion CLO 18 Ltd., Series 2020-18A, Class BR, (3 mo. LIBOR US + 1.75%), 4.26%, 10/15/36(a)(c)		1,827	1,706,953
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3 mo. LIBOR US + 3.25%), 5.76%, 07/15/31(a)(c)		250	224,438
Battalion CLO VIII Ltd.
Series 2015-8A, Class A1R2, (3 mo. LIBOR US + 1.07%), 3.81%, 07/18/30(a)(c)		6,500	6,366,002
Series 2015-8A, Class A2R2, (3 mo. LIBOR US + 1.55%), 4.29%, 07/18/30(a)(c)		3,250	3,069,706

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Battalion CLO VIII Ltd.
Series 2015-8A, Class BR2, (3 mo. LIBOR US + 2.00%), 4.74%, 07/18/30(a)(c)	USD	2,901	$2,699,450
Battalion CLO X Ltd.
Series 2016-10A, Class A1R2, (3 mo. LIBOR US + 1.17%), 3.95%, 01/25/35(a)(c)		25,430	24,462,732
Series 2016-10A, Class A2R2, (3 mo. LIBOR US + 1.55%), 4.33%, 01/25/35(a)(c)		2,890	2,700,348
Battalion CLO XI Ltd., Series 2017-11A, Class BR, (3 mo. LIBOR US + 1.72%), 4.50%, 04/24/34(a)(c)		1,000	929,149
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3 mo. LIBOR US + 1.18%), 3.69%, 07/15/34(a)(c)		4,520	4,339,590
Bayview Financial Revolving Asset Trust
Series 2004-B, Class A1, (1 mo. LIBOR US + 1.00%), 4.11%, 05/28/39(a)(c)(d)		7,378	6,049,651
Series 2004-B, Class A2, (1 mo. LIBOR US + 1.30%), 4.41%, 05/28/39(a)(c)		351	295,522
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.00%), 4.11%, 02/28/40(a)(c)		1,559	1,460,646
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.00%), 4.11%, 12/28/40(a)(c)		244	245,542
BCMSC Trust
Series 2000-A, Class A2, 7.58%, 06/15/30(c)		1,674	245,178
Series 2000-A, Class A3, 7.83%, 06/15/30(c)		1,554	235,216
Series 2000-A, Class A4, 8.29%, 06/15/30(c)		1,121	179,645
BDS Ltd., Series 2022-FL11, Class ATS, (1 mo. CME Term SOFR + 1.80%), 4.82%, 03/19/39(a)(c)		11,341	11,042,177
Bean Creek CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.02%), 3.73%, 04/20/31(a)(c)		250	243,184
Bear Stearns Asset-Backed Securities I Trust
Series 2004-HE7, Class M2, (1 mo. LIBOR US + 1.73%), 4.81%, 08/25/34(c)		48	46,666
Series 2006-HE1, Class 1M4, (1 mo. LIBOR US + 1.02%), 4.10%, 12/25/35(c)		1,689	2,400,176
Series 2006-HE7, Class 1A2, (1 mo. LIBOR US + 0.34%), 3.42%, 09/25/36(c)		1,327	1,274,831
Series 2007-FS1, Class 1A3, (1 mo. LIBOR US + 0.34%), 3.42%, 05/25/35(c)		153	151,024
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.32%), 3.40%, 03/25/37(c)		1,153	1,034,679
Series 2007-HE2, Class 22A, (1 mo. LIBOR US + 0.14%), 3.22%, 03/25/37(c)		478	444,479
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.14%), 3.22%, 03/25/37(c)		809	750,853
Series 2007-HE3, Class 1A3, (1 mo. LIBOR US + 0.25%), 3.33%, 04/25/37(c)		514	680,664
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.35%), 3.43%, 04/25/37(c)		6,114	5,896,935
Benefit Street Partners CLO II Ltd., Series 2013- IIA, Class A2R2, (3 mo. LIBOR US + 1.45%), 3.96%, 07/15/29(a)(c)		3,570	3,466,716
Benefit Street Partners CLO III Ltd.
Series 2013-IIIA, Class A1R2, (3 mo. LIBOR US + 1.00%), 3.71%, 07/20/29(a)(c)		460	455,260
Series 2013-IIIA, Class A2R2, (3 mo. LIBOR US + 1.65%), 4.36%, 07/20/29(a)(c)		1,810	1,758,132

Security	Par (000)		Value

Asset-Backed Securities (continued)
Benefit Street Partners CLO Ltd.
Series 2015-6BR, Class A, (3 mo. LIBOR US + 1.19%), 3.90%, 07/20/34(a)(c)	USD	12,030	$11,437,300
Series 2015-6BR, Class B, (3 mo. LIBOR US + 1.80%), 4.51%, 07/20/34(a)(c)		3,320	3,129,364
Series 2021-23A, Class E, (3 mo. LIBOR US + 6.81%), 9.59%, 04/25/34(a)(c)		750	675,882
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3 mo. LIBOR US + 1.09%), 3.80%, 04/20/31(a)(c)		4,360	4,268,437
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 3.81%, 01/20/31(a)(c)		2,150	2,099,407
Benefit Street Partners CLO XII Ltd., Series 2017- 12A, Class B, (3 mo. LIBOR US + 2.00%), 4.51%, 10/15/30(a)(c)		1,545	1,429,661
Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class B, (3 mo. LIBOR US + 2.00%), 4.51%, 01/15/33(a)(c)		250	237,826
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class ER, (3 mo. LIBOR US + 6.75%), 9.26%, 07/15/34(a)(c)		250	224,743
BHG Securitization Trust
Series 2021-A, Class B, 2.79%, 11/17/33(a)		1,007	865,238
Series 2021-A, Class C, 3.69%, 11/17/33(a)		100	86,456
Series 2022-A, Class C, 3.08%, 02/20/35(a)		6,500	5,346,624
Series 2022-A, Class D, 3.56%, 02/20/35(a)		175	141,687
Series 2022-A, Class E, 4.30%, 02/20/35(a)		300	235,913
Series 2022-C, Class A, 5.32%, 10/17/35(a)		5,394	5,393,853
Series 2022-C, Class B, 5.93%, 10/17/35(a)		1,625	1,624,830
Birch Grove CLO 2 Ltd.
Series 2021-2A, Class A1, (3 mo. LIBOR US + 1.26%), 4.00%, 10/19/34(a)(c)		680	648,294
Series 2021-2A, Class B, (3 mo. LIBOR US + 1.75%), 4.49%, 10/19/34(a)(c)		250	235,832
Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.30%), 6.04%, 10/19/34(a)(c)		250	225,112
Birch Grove CLO Ltd.
Series 19A, Class AR, (3 mo. LIBOR US + 1.13%), 4.42%, 06/15/31(a)(c)		250	243,249
Series 19A, Class BR, (3 mo. LIBOR US + 1.75%), 5.04%, 06/15/31(a)(c)		250	233,146
Series 19A, Class CR, (3 mo. LIBOR US + 2.20%), 5.49%, 06/15/31(a)(c)		1,250	1,165,427
Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 6.64%, 06/15/31(a)(c)		2,695	2,575,786
BlueMountain CLO Ltd.
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.18%), 3.94%, 10/22/30(a)(c)		6,882	6,760,107
Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.60%), 4.36%, 10/22/30(a)(c)		500	477,045
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.00%), 3.71%, 04/20/31(a)(c)		2,550	2,483,558
Series 2016-2A, Class BR2, (3 mo. LIBOR US + 2.25%), 5.23%, 08/20/32(a)(c)		1,440	1,321,260
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.70%), 4.61%, 08/15/31(a)(c)		300	281,860
BlueMountain CLO XXII Ltd., Series 2018-22A, Class B, (3 mo. LIBOR US + 1.50%), 4.01%, 07/15/31(a)(c)		3,970	3,766,395

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
BlueMountain CLO XXIII Ltd.
Series 2018-23A, Class B, (3 mo. LIBOR US + 1.70%), 4.41%, 10/20/31(a)(c)	USD	250	$233,841
Series 2018-23A, Class C, (3 mo. LIBOR US + 2.15%), 4.86%, 10/20/31(a)(c)		650	599,594
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3 mo. LIBOR US + 1.75%), 4.53%, 07/25/34(a)(c)		1,080	1,016,372
BlueMountain CLO XXV Ltd., Series 2019-25A, Class BR, (3 mo. LIBOR US + 1.70%), 4.21%, 07/15/36(a)(c)		250	233,668
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class A, (3 mo. LIBOR US + 1.26%), 3.77%, 04/15/34(a)(c)		570	548,429
Bluemountain Euro CLO DAC, Series 2021-2A, Class B1, (3 mo. EURIBOR + 1.75%), 1.75%, 10/15/35(a)(c)	EUR	3,280	2,799,832
BlueMountain Fuji Euro CLO V DAC, Series 5X, Class C, (3 mo. EURIBOR + 2.45%), 2.45%, 01/15/33(c)(e)		1,160	999,666
BlueMountain Fuji U.S. CLO III Ltd.
Series 2017-3A, Class A2, (3 mo. LIBOR US + 1.15%), 3.66%, 01/15/30(a)(c)	USD	750	720,726
Series 2017-3A, Class B, (3 mo. LIBOR US + 1.38%), 3.89%, 01/15/30(a)(c)		250	235,392
BPCRE Ltd., Series 2022-FL2, Class A, (1 mo. CME Term SOFR + 2.40%), 5.42%, 01/16/37(a)(c)		4,517	4,431,579
Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.09%, 07/15/24(a)		5,290	5,188,681
Bridge Street CLO II Ltd., Series 2021-1A, Class A1A, (3 mo. LIBOR US + 1.23%), 3.94%, 07/20/34(a)(c)		500	479,107
Bristol Park CLO Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.45%), 3.96%, 04/15/29(a)(c)		400	382,306
Brookside Mill CLO Ltd.
Series 2013-1A, Class BR, (3 mo. LIBOR US + 1.35%), 4.09%, 01/17/28(a)(c)		500	495,855
Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.65%), 5.39%, 01/17/28(a)(c)		1,073	1,009,889
Burnham Park CLO Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.50%), 4.21%, 10/20/29(a)(c)		250	239,871
Buttermilk Park CLO Ltd.
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.10%), 3.61%, 10/15/31(a)(c)		750	728,517
Series 2018-1A, Class D, (3 mo. LIBOR US + 3.10%), 5.61%, 10/15/31(a)(c)		625	535,937
Canyon Capital CLO Ltd., Series 2019-1A, Class A1R, (3 mo. LIBOR US + 1.10%), 3.61%, 04/15/32(a)(c)		2,680	2,613,835
Canyon CLO Ltd.
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.07%), 3.58%, 07/15/31(a)(c)		250	242,963
Series 2020-3A, Class B, (3 mo. LIBOR US + 1.70%), 4.21%, 01/15/34(a)(c)		1,610	1,519,677
Series 2020-3A, Class E, (3 mo. LIBOR US + 7.25%), 9.76%, 01/15/34(a)(c)		250	224,464
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (3 mo. LIBOR US + 1.03%), 3.81%, 04/30/31(a)(c)		7,620	7,459,850

Security	Par (000)		Value

Asset-Backed Securities (continued)
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A1AR, (3 mo. LIBOR US + 1.10%), 3.61%, 10/15/30(a)(c)	USD	248	$244,151
Series 2013-4A, Class A1RR, (3 mo. LIBOR US + 1.00%), 3.51%, 01/15/31(a)(c)		1,853	1,807,626
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.97%), 3.71%, 04/17/31(a)(c)		3,160	3,065,579
Series 2016-1A, Class A1R2, (3 mo. LIBOR US + 1.14%), 3.85%, 04/20/34(a)(c)		250	239,825
Carlyle U.S. CLO Ltd.
Series 2016-4A, Class A2R, (3 mo. LIBOR US + 1.45%), 4.16%, 10/20/27(a)(c)		750	723,902
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.18%), 3.69%, 01/15/30(a)(c)		4,620	4,540,569
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.50%), 4.21%, 04/20/31(a)(c)		250	234,050
Series 2018-4A, Class B, (3 mo. LIBOR US + 2.07%), 4.78%, 01/20/31(a)(c)		470	433,220
Series 2019-2A, Class A1R, (3 mo. LIBOR US + 1.12%), 3.63%, 07/15/32(a)(c)		4,000	3,882,547
Series 2021-10A, Class A, (3 mo. LIBOR US + 1.15%), 3.86%, 10/20/34(a)(c)		4,350	4,162,659
Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.14%), 3.65%, 04/15/34(a)(c)		250	240,877
Series 2021-6A, Class A1, (3 mo. LIBOR US + 1.16%), 3.67%, 07/15/34(a)(c)		3,590	3,443,003
Carrington Mortgage Loan Trust
Series 2006-NC1, Class M2, (1 mo. LIBOR US + 0.63%), 3.71%, 01/25/36(c)		610	512,151
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.16%), 3.24%, 10/25/36(c)		406	389,661
CarVal CLO II Ltd.
Series 2019-1A, Class CR, (3 mo. LIBOR US + 2.00%), 4.71%, 04/20/32(a)(c)		700	647,399
Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 5.91%, 04/20/32(a)(c)		5,500	4,873,666
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 9.15%, 07/20/32(a)(c)		250	216,006
CarVal CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.89%), 5.63%, 07/16/31(a)(c)		750	663,678
CarVal CLO VC Ltd.
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.25%), 5.76%, 10/15/34(a)(c)		250	226,023
Series 2021-2A, Class E, (3 mo. LIBOR US + 6.75%), 9.26%, 10/15/34(a)(c)		250	224,514
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(a)(c)		8,761	8,180,763
CBAM Ltd.
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 3.96%, 07/20/30(a)(c)		6,535	6,440,431
Series 2017-1A, Class C, (3 mo. LIBOR US + 2.40%), 5.11%, 07/20/30(a)(c)		750	701,348
Series 2018-6A, Class B1R, (3 mo. CME Term SOFR + 2.36%), 4.69%, 01/15/31(a)(c)		250	233,903
Series 2018-7A, Class A, (3 mo. LIBOR US + 1.10%), 3.81%, 07/20/31(a)(c)		250	243,010
Series 2018-7A, Class B1, (3 mo. LIBOR US + 1.60%), 4.31%, 07/20/31(a)(c)		250	231,382
Series 2019-9A, Class B2, (3 mo. LIBOR US + 1.90%), 4.41%, 02/12/30(a)(c)		500	481,085

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.32%), 3.40%, 10/25/36(c)	USD	417	$287,055
Cedar Funding II CLO Ltd.
Series 2013-1A, Class ARR, (3 mo. LIBOR US + 1.08%), 3.79%, 04/20/34(a)(c)		3,255	3,105,319
Series 2013-1A, Class BRR, (3 mo. LIBOR US + 1.35%), 4.06%, 04/20/34(a)(c)		3,110	2,892,371
Cedar Funding IX CLO Ltd.
Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.98%), 3.69%, 04/20/31(a)(c)		940	916,414
Series 2018-9A, Class D, (3 mo. LIBOR US + 2.60%), 5.31%, 04/20/31(a)(c)		250	222,099
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.10%), 3.84%, 07/17/31(a)(c)		2,130	2,071,903
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3 mo. LIBOR US + 1.05%), 3.76%, 04/20/34(a)(c)		18,290	17,464,576
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A2, (3 mo. LIBOR US + 1.13%), 3.84%, 01/20/31(a)(c)		250	240,111
Cedar Funding XI CLO Ltd., Series 2019-11A, Class A2R, (3 mo. LIBOR US + 1.35%), 4.39%, 05/29/32(a)(c)		1,220	1,169,716
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class D, (3 mo. LIBOR US + 3.25%), 5.76%, 07/15/33(a)(c)		250	219,993
CIFC European Funding CLO I DAC, Series 1X, Class E, (3 mo. EURIBOR + 5.86%), 5.86%, 07/15/32(c)(e)	EUR	500	392,872
CIFC European Funding CLO II DAC, Series 2X, Class B1, (3 mo. EURIBOR + 1.60%), 1.60%, 04/15/33(c)(e)		900	780,338
CIFC Funding Ltd.
Series 2012-2RA, Class A2, (3 mo. LIBOR US + 1.25%), 3.96%, 01/20/28(a)(c)	USD	750	731,105
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.75%), 4.49%, 07/16/30(a)(c)		750	716,926
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.55%), 6.29%, 07/16/30(a)(c)		250	226,187
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.60%), 4.37%, 04/27/31(a)(c)		500	473,530
Series 2013-4A, Class DRR, (3 mo. LIBOR US + 2.80%), 5.57%, 04/27/31(a)(c)		250	222,795
Series 2014-2RA, Class A1, (3 mo. LIBOR US + 1.05%), 3.83%, 04/24/30(a)(c)		249	245,045
Series 2014-2RA, Class B1, (3 mo. LIBOR US + 2.80%), 5.58%, 04/24/30(a)(c)		650	595,033
Series 2014-3A, Class BR2, (3 mo. LIBOR US + 1.80%), 4.56%, 10/22/31(a)(c)		700	661,742
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.11%), 3.87%, 01/22/31(a)(c)		250	245,316
Series 2015-1A, Class BRR, (3 mo. LIBOR US + 1.45%), 4.21%, 01/22/31(a)(c)		250	236,347
Series 2015-3A, Class BR, (3 mo. LIBOR US + 1.15%), 3.89%, 04/19/29(a)(c)		1,420	1,365,169
Series 2017-1A, Class AR, (3 mo. LIBOR US + 1.01%), 3.74%, 04/23/29(a)(c)		5,537	5,449,482
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 4.43%, 04/23/29(a)(c)		2,910	2,824,392

Security	Par (000)		Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2017-1A, Class C, (3 mo. LIBOR US + 2.45%), 5.18%, 04/23/29(a)(c)	USD	250	$238,713
Series 2017-5A, Class A1, (3 mo. LIBOR US + 1.18%), 3.92%, 11/16/30(a)(c)		350	343,927
Series 2017-5A, Class C, (3 mo. LIBOR US + 2.85%), 5.59%, 11/16/30(a)(c)		300	269,113
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 3.74%, 04/18/31(a)(c)		6,964	6,791,321
Series 2019-5A, Class A1R1, (3 mo. LIBOR US + 1.14%), 3.65%, 01/15/35(a)(c)		400	381,568
Series 2020-1A, Class A1R, (3 mo. LIBOR US + 1.15%), 3.66%, 07/15/36(a)(c)		1,200	1,149,480
Series 2020-1A, Class BR, (3 mo. LIBOR US + 1.65%), 4.16%, 07/15/36(a)(c)		3,260	3,073,211
Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.10%), 5.61%, 07/15/36(a)(c)		1,120	993,054
Series 2020-3A, Class A1R, (3 mo. LIBOR US + 1.13%), 3.84%, 10/20/34(a)(c)		7,210	6,887,249
Series 2021-4A, Class A, (3 mo. LIBOR US + 1.05%), 3.56%, 07/15/33(a)(c)		6,450	6,274,248
Series 2021-4A, Class B, (3 mo. LIBOR US + 1.58%), 4.09%, 07/15/33(a)(c)		500	479,077
Series 2021-4A, Class C, (3 mo. LIBOR US + 1.85%), 4.36%, 07/15/33(a)(c)		250	227,932
Series 2021-5A, Class A, (3 mo. LIBOR US + 1.14%), 3.65%, 07/15/34(a)(c)		1,690	1,617,976
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.20%), 3.28%, 05/25/37(c)		4,863	3,556,907
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.27%), 3.35%, 05/25/37(c)		2,209	1,616,519
Series 2007-AHL3, Class A3B, (1 mo. LIBOR US + 0.17%), 3.25%, 05/25/37(c)		3,654	2,706,137
Clear Creek CLO
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.20%), 3.91%, 10/20/30(a)(c)		1,250	1,224,947
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 5.66%, 10/20/30(a)(c)		620	555,606
Clontarf Park CLO DAC, Series 1X, Class CE, (3 mo. EURIBOR + 3.05%), 3.30%, 08/05/30(c)(e)	EUR	1,750	1,575,358
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.55%, 12/05/22(a)(c)	USD	24	24,428
College Ave Student Loans LLC
Series 2021-B, Class B, 2.42%, 06/25/52(a)		1,120	959,714
Series 2021-B, Class C, 2.72%, 06/25/52(a)		480	408,169
Series 2021-B, Class D, 3.78%, 06/25/52(a)		120	101,405
Series 2021-C, Class D, 4.11%, 07/26/55(a)		270	226,032
Conseco Finance Corp.
Series 1997-3, Class M1, 7.53%, 03/15/28(c)		826	778,021
Series 1997-6, Class M1, 7.21%, 01/15/29(c)		149	139,062
Series 1998-4, Class M1, 6.83%, 04/01/30(c)		289	259,482
Series 1998-8, Class A1, 6.28%, 09/01/30		118	118,154
Series 1998-8, Class M1, 6.98%, 09/01/30(c)		2,184	2,027,729
Series 1999-5, Class A5, 7.86%, 03/01/30(c)		837	374,575
Series 1999-5, Class A6, 7.50%, 03/01/30(c)		897	386,406
Series 2001-D, Class B1, (1 mo. LIBOR US + 2.50%), 5.32%, 11/15/32(c)		381	402,737
Conseco Finance Securitizations Corp.
Series 2000-1, Class A5, 8.06%, 09/01/29(c)		1,445	337,090
Series 2000-4, Class A6, 8.31%, 05/01/32(c)		1,224	278,343

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Conseco Finance Securitizations Corp.
Series 2000-5, Class A6, 7.96%, 05/01/31	USD	2,113	$708,723
Series 2000-5, Class A7, 8.20%, 05/01/31		3,854	1,331,372
Cook Park CLO Ltd., Series 2018-1A, Class B, (3 mo. LIBOR US + 1.40%), 4.14%, 04/17/30(a)(c)		250	235,073
Countrywide Asset-Backed Certificates
Series 2004-5, Class A, (1 mo. LIBOR US + 0.90%), 3.98%, 10/25/34(c)		395	376,100
Series 2005-16, Class 1AF, 4.49%, 04/25/36(c)		2,477	2,115,002
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.16%), 3.24%, 09/25/46(c)		30	29,457
Series 2006-12, Class 1A, (1 mo. LIBOR US + 0.26%), 3.34%, 12/25/36(c)		1,712	1,558,054
Series 2006-17, Class 2A2, (1 mo. LIBOR US + 0.30%), 3.38%, 03/25/47(c)		108	104,604
Series 2006-18, Class M1, (1 mo. LIBOR US + 0.45%), 3.53%, 03/25/37(c)		6,478	5,646,275
Series 2006-S3, Class A4, 6.02%, 01/25/29(b)		66	96,763
Series 2006-SPS1, Class A, (1 mo. LIBOR US + 0.22%), 3.30%, 12/25/25(c)		5	43,564
Series 2007-12, Class 1A2, (1 mo. LIBOR US + 0.84%), 3.92%, 08/25/47(c)		3,601	3,469,758
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.27%), 3.09%, 03/15/34(c)		279	265,634
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 09/25/31(c)		992	943,789
Credit Suisse Mortgage Trust, Series 2021-JR1, Class A1, 2.47%, 09/27/66(a)(c)		28,808	27,342,224
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB2, Class AF4, 3.02%, 12/25/36(b)		359	297,546
Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)(b)		645	607,818
Series 2006-SL1, Class A2, 6.06%, 09/25/36(a)(b)		2,819	181,457
Series 2007-CB6, Class A4, (1 mo. LIBOR US + 0.34%), 1.96%, 07/25/37(a)(c)		463	317,603
Crown City CLO III, Series 2021-1A, Class A1A, (3 mo. LIBOR US + 1.17%), 3.88%, 07/20/34(a)(c)		250	238,560
Crown Point CLO 10 Ltd., Series 2021-10A, Class A, (3 mo. LIBOR US + 1.17%), 3.88%, 07/20/34(a)(c)		4,780	4,582,635
CVC Cordatus Loan Fund IV DAC, Series 4X, Class BR1, (3 mo. EURIBOR + 1.30%), 1.69%, 02/22/34(c)(e)	EUR	990	861,878
CVC Cordatus Loan Fund V DAC, Series 5X, Class B1R, (3 mo. EURIBOR + 1.50%), 1.54%, 07/21/30(c)(e)		250	225,607
CVC Cordatus Loan Fund XVIII DAC, Series 18A, Class ER, (3 mo. EURIBOR + 6.06%), 6.30%, 07/29/34(a)(c)		510	391,597
CVC Cordatus Loan Fund XX DAC
Series 20A, Class DE, (3 mo. EURIBOR + 3.00%), 4.10%, 06/22/34(a)(c)		850	706,045
Series 20A, Class E, (3 mo. EURIBOR + 5.61%), 6.71%, 06/22/34(a)(c)		500	373,490

Security	Par (000)		Value

Asset-Backed Securities (continued)
CWHEQ Home Equity Loan Trust, Series 2006- S5, Class A5, 6.16%, 06/25/35	USD	80	$96,189
CWHEQ Revolving Home Equity Loan Resuritization Trust
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.30%), 3.12%, 12/15/33(a)(c)		239	238,869
Series 2006-RES, Class 5B1A, (1 mo. LIBOR US + 0.19%), 3.01%, 05/15/35(a)(c)		62	60,432
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.19%), 3.01%, 05/15/35(a)(c)		62	59,659
CWHEQ Revolving Home Equity Loan Trust
Series 2005-B, Class 2A, (1 mo. LIBOR US + 0.18%), 3.00%, 05/15/35(c)		153	149,304
Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.18%), 3.00%, 05/15/36(c)		922	873,395
Series 2006-H, Class 1A, (1 mo. LIBOR US + 0.15%), 2.97%, 11/15/36(c)		544	517,907
Deer Creek CLO Ltd.
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.18%), 3.89%, 10/20/30(a)(c)		5,561	5,460,371
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.65%), 4.36%, 10/20/30(a)(c)		500	473,278
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3 mo. LIBOR US + 1.24%), 3.75%, 07/15/36(a)(c)		1,180	1,133,896
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class A1, (3 mo. LIBOR US + 1.22%), 3.73%, 10/15/36(a)(c)		250	239,404
Diameter Capital CLO 3 Ltd., Series 2022-3A, Class A1A, (3 mo. CME Term SOFR + 1.39%), 3.72%, 04/15/37(a)(c)		510	490,021
Dryden 40 Senior Loan Fund, Series 2015-40A, Class CR, (3 mo. LIBOR US + 2.10%), 5.01%, 08/15/31(a)(c)		300	278,150
Dryden 42 Senior Loan Fund, Series 2016-42A, Class CR, (3 mo. LIBOR US + 2.05%), 4.56%, 07/15/30(a)(c)		250	230,018
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3 mo. LIBOR US + 1.04%), 3.75%, 04/20/34(a)(c)		5,540	5,331,806
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3 mo. LIBOR US + 1.70%), 4.21%, 10/15/30(a)(c)		3,440	3,233,165
Dryden 49 Senior Loan Fund, Series 2017-49A, Class BR, (3 mo. LIBOR US + 1.60%), 4.34%, 07/18/30(a)(c)		500	474,910
Dryden 50 Senior Loan Fund, Series 2017-50A, Class B, (3 mo. LIBOR US + 1.65%), 4.16%, 07/15/30(a)(c)		450	426,994
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.12%), 3.63%, 01/15/31(a)(c)		18,720	18,251,689
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3 mo. LIBOR US + 1.60%), 4.34%, 07/18/30(a)(c)		300	283,213
Dryden 76 CLO Ltd., Series 2019-76A, Class A1R, (3 mo. LIBOR US + 1.15%), 3.86%, 10/20/34(a)(c)		750	717,325
Dryden 77 CLO Ltd.
Series 2020-77A, Class AR, (3 mo. LIBOR US + 1.12%), 4.10%, 05/20/34(a)(c)		3,580	3,446,404

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Dryden 77 CLO Ltd.
Series 2020-77A, Class XR, (3 mo. LIBOR US + 1.00%), 3.98%, 05/20/34(a)(c)	USD	469	$465,876
Dryden 78 CLO Ltd.
Series 2020-78A, Class B, (3 mo. LIBOR US + 1.50%), 4.24%, 04/17/33(a)(c)		500	469,559
Series 2020-78A, Class D, (3 mo. LIBOR US + 3.00%), 5.74%, 04/17/33(a)(c)		250	218,829
Dryden 83 CLO Ltd.
Series 2020-83A, Class A, (3 mo. LIBOR US + 1.22%), 3.96%, 01/18/32(a)(c)		250	244,953
Series 2020-83A, Class E, (3 mo. LIBOR US + 5.55%), 8.29%, 01/18/32(a)(c)		350	293,162
Dryden Senior Loan Fund, Series 2021-87A, Class A1, (3 mo. LIBOR US + 1.10%), 4.08%, 05/20/34(a)(c)		2,330	2,232,465
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (3 mo. LIBOR US + 0.90%), 3.41%, 04/15/29(a)(c)		1,065	1,047,391
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.20%), 4.11%, 08/15/30(a)(c)		9,085	8,940,288
Eaton Vance CLO Ltd.
Series 2014-1RA, Class A2, (3 mo. LIBOR US + 1.49%), 4.00%, 07/15/30(a)(c)		250	239,732
Series 2018-1A, Class C, (3 mo. LIBOR US + 2.20%), 4.71%, 10/15/30(a)(c)		3,550	3,266,665
Series 2019-1A, Class ER, (3 mo. LIBOR US + 6.50%), 9.01%, 04/15/31(a)(c)		1,500	1,317,368
EDvestinU Private Education Loan Issue No. 4 LLC, Series 2022-A, Class A, 5.25%, 11/25/40(a)		3,426	3,341,226
Elmwood CLO I Ltd., Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.45%), 4.16%, 10/20/33(a)(c)		250	242,006
Elmwood CLO II Ltd.
Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 3.86%, 04/20/34(a)(c)		3,750	3,618,750
Series 2019-2A, Class BR, (3 mo. LIBOR US + 1.65%), 4.36%, 04/20/34(a)(c)		500	474,032
Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 9.51%, 04/20/34(a)(c)		1,500	1,355,189
Elmwood CLO V Ltd.
Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.65%), 4.36%, 10/20/34(a)(c)		2,880	2,778,146
Series 2020-2A, Class CR, (3 mo. LIBOR US + 2.00%), 4.71%, 10/20/34(a)(c)		2,514	2,257,662
Elmwood CLO X Ltd.
Series 2021-3A, Class A, (3 mo. LIBOR US + 1.04%), 3.75%, 10/20/34(a)(c)		7,250	6,994,161
Series 2021-3A, Class C, (3 mo. LIBOR US + 1.95%), 4.66%, 10/20/34(a)(c)		1,200	1,094,900
Elmwood CLO XII Ltd., Series 2021-5A, Class A, (3 mo. LIBOR US + 1.15%), 3.86%, 01/20/35(a)(c)		790	755,113
Euro-Galaxy III CLO BV
Series 2013-3A, Class CRRR, (3 mo. EURIBOR + 2.35%), 2.50%, 04/24/34(a)(c)	EUR	700	614,175
Series 2013-3A, Class DRRR, (3 mo. EURIBOR + 3.25%), 3.40%, 04/24/34(a)(c)		1,585	1,378,204
Fairstone Financial Issuance Trust I, Series 2020-1A, Class B, 3.74%, 10/20/39(a)	CAD	2,743	1,883,387

Security	Par (000)		Value

Asset-Backed Securities (continued)
FBR Securitization Trust, Series 2005-5, Class M2, (1 mo. LIBOR US + 0.71%), 3.79%, 11/25/35(c)	USD	5,970	$5,800,748
Fidelity Grand Harbour CLO DAC, Series 2021-1A, Class D, (3 mo. EURIBOR + 3.60%), 3.60%, 10/15/34(a)(c)	EUR	500	414,812
First Franklin Mortgage Loan Trust
Series 2004-FFH3, Class M3, (1 mo. LIBOR US + 1.05%), 4.13%, 10/25/34(c)	USD	1,000	919,502
Series 2006-FF13, Class A1, (1 mo. LIBOR US + 0.24%), 3.32%, 10/25/36(c)		2,102	1,476,604
Series 2006-FF13, Class A2C, (1 mo. LIBOR US + 0.32%), 3.40%, 10/25/36(c)		1,232	864,945
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.28%), 3.36%, 12/25/36(c)		10,104	4,691,447
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.15%), 3.23%, 12/25/36(c)		10,757	10,022,891
Series 2006-FFH1, Class M2, (1 mo. LIBOR US + 0.60%), 3.68%, 01/25/36(c)		2,778	2,539,956
FirstKey Homes Trust, Series 2020-SFR1, Class F1, 3.64%, 08/17/37(a)		2,690	2,402,304
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3 mo. CME Term SOFR + 1.21%), 3.69%, 04/17/31(a)(c)		1,230	1,203,932
Flatiron CLO 19 Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.00%), 5.92%, 11/16/34(a)(c)		250	218,966
Flatiron CLO 21 Ltd., Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.11%), 3.85%, 07/19/34(a)(c)		13,960	13,367,982
Foundation Finance Trust, Series 2021-2A, Class A, 2.19%, 01/15/42(a)		5,304	4,847,972
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.28%), 3.36%, 02/25/37(c)		2,178	1,654,298
FS Rialto Issuer Ltd.
Series 2021-FL3, Class A, (1 mo. LIBOR US + 1.25%), 4.19%, 11/16/36(a)(c)		4,032	3,854,436
Series 2022-FL4, Class A, (SOFR (30-day) + 1.90%), 4.18%, 01/19/39(a)(c)		20,481	20,003,741
Series 2022-FL5, Class A, (1 mo. CME Term SOFR + 2.30%), 5.32%, 06/19/37(a)(c)		8,895	8,739,989
Series 2022-FL6, Class A, (1 mo. CME Term SOFR + 2.58%), 5.60%, 08/17/37(a)(c)		5,260	5,205,526
Galaxy XIX CLO Ltd., Series 2015-19A, Class A2RR, (3 mo. LIBOR US + 1.40%), 4.18%, 07/24/30(a)(c)		250	238,439
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, (3 mo. LIBOR US + 0.97%), 3.48%, 10/15/30(a)(c)		1,350	1,325,680
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, (3 mo. LIBOR US + 1.10%), 3.61%, 07/15/31(a)(c)		1,220	1,186,686
Galaxy XXII CLO Ltd., Series 2016-22A, Class ARR, (3 mo. LIBOR US + 1.20%), 3.94%, 04/16/34(a)(c)		4,180	4,022,097
Generate CLO 2 Ltd., Series 2A, Class AR, (3 mo. LIBOR US + 1.15%), 3.91%, 01/22/31(a)(c)		250	244,515
Generate CLO 3 Ltd., Series 3A, Class BR, (3 mo. LIBOR US + 1.75%), 4.46%, 10/20/29(a)(c)		3,380	3,241,712

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Generate CLO 4 Ltd.
Series 4A, Class A1R, (3 mo. LIBOR US + 1.09%), 3.80%, 04/20/32(a)(c)	USD	8,250	$8,052,718
Series 4A, Class BR, (3 mo. LIBOR US + 1.55%), 4.26%, 04/20/32(a)(c)		3,000	2,798,784
Generate CLO 6 Ltd., Series 6A, Class CR, (3 mo. LIBOR US + 2.45%), 5.21%, 01/22/35(a)(c)		570	518,587
Generate CLO 7 Ltd.
Series 7A, Class A1, (3 mo. LIBOR US + 1.37%), 4.13%, 01/22/33(a)(c)		250	242,584
Series 7A, Class C, (3 mo. LIBOR US + 2.75%), 5.51%, 01/22/33(a)(c)		500	462,392
Gilbert Park CLO Ltd.
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.19%), 3.70%, 10/15/30(a)(c)		500	491,491
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.60%), 4.11%, 10/15/30(a)(c)		250	238,661
Series 2017-1A, Class C, (3 mo. LIBOR US + 1.95%), 4.46%, 10/15/30(a)(c)		3,360	3,130,020
Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 5.46%, 10/15/30(a)(c)		2,652	2,422,059
GoldenTree Loan Management U.S. CLO 1 Ltd.
Series 2017-1A, Class A1R2, (3 mo. LIBOR US + 1.02%), 3.73%, 04/20/34(a)(c)		450	432,970
Series 2021-11A, Class A, (3 mo. LIBOR US + 1.13%), 3.84%, 10/20/34(a)(c)		5,520	5,272,792
Series 2021-11A, Class E, (3 mo. LIBOR US + 5.35%), 8.06%, 10/20/34(a)(c)		250	202,395
Series 2021-9A, Class E, (3 mo. LIBOR US + 4.75%), 7.46%, 01/20/33(a)(c)		250	196,544
GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class B1, (3 mo. LIBOR US + 1.55%), 4.26%, 04/20/30(a)(c)		500	479,291
GoldenTree Loan Opportunities IX Ltd.
Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.11%), 3.92%, 10/29/29(a)(c)		1,757	1,732,354
Series 2014-9A, Class BR2, (3 mo. LIBOR US + 1.60%), 4.41%, 10/29/29(a)(c)		1,000	970,162
GoldenTree Loan Opportunities X Ltd.
Series 2015-10A, Class AR, (3 mo. LIBOR US + 1.12%), 3.83%, 07/20/31(a)(c)		4,688	4,571,043
Series 2015-10A, Class DR, (3 mo. LIBOR US + 3.05%), 5.76%, 07/20/31(a)(c)		500	449,207
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.07%), 3.81%, 01/18/31(a)(c)		3,749	3,670,073
Golub Capital BDC 3 CLO 1 LLC, Series 2021- 1A, Class C1, (3 mo. LIBOR US + 2.80%), 5.31%, 04/15/33(a)(c)		1,250	1,147,340
Golub Capital Partners CLO Ltd.
Series 2021-55A, Class A, (3 mo. LIBOR US + 1.20%), 3.91%, 07/20/34(a)(c)		430	411,937
Series 2021-58A, Class A1, (3 mo. LIBOR US + 1.18%), 3.96%, 01/25/35(a)(c)		1,640	1,576,898
GoodLeap Sustainable Home Solutions Trust, Series 2022-3CS, Class A, 4.95%, 07/20/49(a)		5,344	5,117,179
Gracie Point International Funding Series 2021-1A, Class B, (1 mo. LIBOR US + 1.40%), 3.96%, 11/01/23(a)(c)		710	705,385
Series 2021-1A, Class C, (1 mo. LIBOR US + 2.40%), 4.96%, 11/01/23(a)(c)		940	931,123

Security	Par (000)		Value

Asset-Backed Securities (continued)
Gracie Point International Funding
Series 2022-2A, Class A, (SOFR (30-day) + 2.75%), 5.20%, 07/01/24(a)(c)	USD	9,317	$9,312,230
Series 2022-2A, Class B, (SOFR (30-day) + 3.35%), 5.80%, 07/01/24(a)(c)		3,708	3,706,094
Great Lakes CLO Ltd., Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.56%), 4.07%, 07/15/31(a)(c)		4,300	4,142,344
Great Lakes CLO V Ltd., Series 2021-5A, Class A, (3 mo. LIBOR US + 1.70%), 4.21%, 04/15/33(a)(c)		2,540	2,434,770
GreenPoint Manufactured Housing
Series 1999-5, Class M1B, 8.29%, 12/15/29(c)		521	520,630
Series 1999-5, Class M2, 9.23%, 12/15/29(c)		813	696,082
Grippen Park CLO Ltd.
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.26%), 3.97%, 01/20/30(a)(c)		1,106	1,090,436
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.30%), 6.01%, 01/20/30(a)(c)		250	231,714
GSAA Home Equity Trust
Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.70%), 3.78%, 12/25/35(c)		836	377,856
Series 2006-4, Class 1A1, 2.98%, 03/25/36(c)		1,704	1,254,657
Series 2006-5, Class 2A1, (1 mo. LIBOR US + 0.14%), 3.22%, 03/25/36(c)		12	4,436
Series 2007-2, Class AF3, 5.92%, 03/25/37(c)		462	97,526
GSAMP Trust
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.20%), 3.28%, 01/25/47(c)		786	419,814
Series 2007-HS1, Class M6, (1 mo. LIBOR US + 3.38%), 6.46%, 02/25/47(c)		1,300	1,219,052
GT Loan Financing I Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 2.10%), 4.89%, 07/28/31(a)(c)		250	233,750
Gulf Stream Meridian 1 Ltd.
Series 2020-IA, Class A1, (3 mo. LIBOR US + 1.37%), 3.88%, 04/15/33(a)(c)		6,320	6,132,822
Series 2020-IA, Class B, (3 mo. LIBOR US + 2.00%), 4.51%, 04/15/33(a)(c)		250	235,993
Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 8.96%, 04/15/33(a)(c)		1,000	895,307
Gulf Stream Meridian 3 Ltd., Series 2021-IIIA, Class A1, (3 mo. LIBOR US + 1.32%), 3.83%, 04/15/34(a)(c)		300	289,820
Gulf Stream Meridian 4 Ltd.
Series 2021-4A, Class A1, (3 mo. LIBOR US + 1.20%), 3.71%, 07/15/34(a)(c)		12,060	11,597,044
Series 2021-4A, Class A2, (3 mo. LIBOR US + 1.85%), 4.36%, 07/15/34(a)(c)		1,750	1,669,504
Series 2021-4A, Class D, (3 mo. LIBOR US + 6.35%), 8.86%, 07/15/34(a)(c)		750	622,502
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3 mo. LIBOR US + 1.80%), 4.31%, 07/15/34(a)(c)		470	448,342
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class A1, (3 mo. CME Term SOFR + 1.36%), 3.69%, 07/15/35(a)(c)		1,950	1,875,369
Harbor Park CLO Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.60%), 8.31%, 01/20/31(a)(c)		500	421,861

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Henley CLO IV DAC
Series 4A, Class D, (3 mo. EURIBOR + 3.00%), 3.15%, 04/25/34(a)(c)	EUR	750	$626,969
Series 4X, Class B1, (3 mo. EURIBOR + 1.35%), 1.50%, 04/25/34(c)(e)		540	460,992
Highbridge Loan Management Ltd.
Series 12A-18, Class A1B, (3 mo. LIBOR US + 1.25%), 3.99%, 07/18/31(a)(c)	USD	750	718,803
Series 3A-2014, Class A1R, (3 mo. LIBOR US + 1.18%), 3.92%, 07/18/29(a)(c)		3,070	3,025,087
Series 7A-2015, Class BR, (3 mo. LIBOR US + 1.18%), 4.09%, 03/15/27(a)(c)		750	734,420
Hipgnosis Music Assets LP, Series 2022-1, Class A, 5.00%, 05/16/62(a)		7,212	6,578,463
Home Equity Asset Trust
Series 2006-3, Class M2, (1 mo. LIBOR US + 0.60%), 3.68%, 07/25/36(c)		2,440	2,181,024
Series 2007-1, Class 2A3, (1 mo. LIBOR US + 0.30%), 3.38%, 05/25/37(c)		1,932	1,413,177
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-A, Class M2, (1 mo. LIBOR US + 2.03%), 3.52%, 07/25/34(c)		354	343,592
Series 2007-A, Class 2A2, (1 mo. LIBOR US + 0.19%), 3.27%, 04/25/37(c)		1,575	1,079,517
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(b)		1,759	215,725
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		8,860	7,620,106
HPS Loan Management Ltd.
Series 10A-16, Class A1RR, (3 mo. LIBOR US + 1.14%), 3.85%, 04/20/34(a)(c)		5,620	5,385,661
Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.00%), 3.83%, 02/05/31(a)(c)		11,313	11,066,523
Series 9A-2016, Class A1BR, (3 mo. LIBOR US + 1.40%), 4.14%, 07/19/30(a)(c)		300	289,401
ICG U.S. CLO Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 1.14%), 3.88%, 10/19/28(a)(c)		3,679	3,628,403
Invesco Euro CLO V DAC, Series 5X, Class D, (3 mo. EURIBOR + 3.80%), 3.80%, 01/15/34(c)(e)	EUR	350	304,608
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 2.15%), 4.86%, 04/20/32(a)(c)	USD	1,630	1,526,606
Jamestown CLO XVI Ltd., Series 2021-16A, Class B, (3 mo. LIBOR US + 1.80%), 4.58%, 07/25/34(a)(c)		250	234,425
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (1 mo. LIBOR US + 0.41%), 3.49%, 05/25/36(c)		906	878,421
Kapitus Asset Securitization LLC, Series 2022-1A, Class A, 3.38%, 07/10/28(a)		7,928	7,302,933
Kayne CLO 4 Ltd., Series 2019-4A, Class C, (3 mo. LIBOR US + 2.80%), 5.58%, 04/25/32(a)(c)		675	636,440
KKR CLO 10 Ltd., Series 10, Class BR, (3 mo. LIBOR US + 1.70%), 4.99%, 09/15/29(a)(c)		360	350,078
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.07%), 3.78%, 01/20/31(a)(c)		8,120	7,926,953
LCM 29 Ltd., Series 29A, Class AR, (3 mo. LIBOR US + 1.07%), 3.58%, 04/15/31(a)(c)		850	827,580

Security	Par (000)		Value

Asset-Backed Securities (continued)
LCM XIV LP, Series 14A, Class AR, (3 mo. LIBOR US + 1.04%), 3.75%, 07/20/31(a)(c)	USD	500	$485,630
LCM XVII LP, Series 17A, Class A1AR, (3 mo. LIBOR US + 1.13%), 3.64%, 10/15/31(a)(c)		350	339,786
LCM XX LP
Series 20A, Class AR, (3 mo. LIBOR US + 1.04%), 3.75%, 10/20/27(a)(c)		1,372	1,360,416
Series 20A, Class BR, (3 mo. LIBOR US + 1.55%), 4.26%, 10/20/27(a)(c)		610	595,442
LCM XXI LP
Series 21A, Class AR, (3 mo. LIBOR US + 0.88%), 3.59%, 04/20/28(a)(c)		1,080	1,065,475
Series 21A, Class BR, (3 mo. LIBOR US + 1.40%), 4.11%, 04/20/28(a)(c)		250	244,437
Legacy Mortgage Asset Trust
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(c)		4,541	4,229,682
Series 2019-SL2, Class B, 0.00%, 02/25/59(a)(d)		1,910	286,483
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(c)		2,105	1,663,168
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1, 6.63%, 04/15/40(c)		2,438	2,424,143
Series 2002-A, Class C, 0.00%, 06/15/33		240	212,097
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. LIBOR US + 0.09%), 3.17%, 06/25/37(a)(c)		323	228,226
LendingPoint Pass-Through Trust
Series 2022-ST1, Class A, 2.50%, 03/15/28(a)		787	744,223
Series 2022-ST2, Class A, 3.25%, 04/15/28(a)		1,194	1,142,931
Lendmark Funding Trust
Series 2021-2A, Class C, 3.09%, 04/20/32(a)		1,000	758,612
Series 2021-2A, Class D, 4.46%, 04/20/32(a)		730	536,918
Series 2022-1A, Class A, 5.12%, 07/20/32(a)		8,420	8,122,907
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.13%), 3.95%, 05/15/28(a)(c)		31	30,113
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A, 2.75%, 07/20/47(a)		5,496	4,547,743
Series 2021-1GS, Class A, 2.29%, 01/20/48(a)		5,384	4,415,962
Logan CLO I Ltd., Series 2021-1A, Class A, (3 mo. LIBOR US + 1.16%), 3.87%, 07/20/34(a)(c)		4,510	4,320,175
Long Beach Mortgage Loan Trust
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.30%), 3.38%, 06/25/36(c)		3,139	1,576,739
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.32%), 3.40%, 08/25/36(c)		8,521	3,592,992
Long Point Park CLO Ltd., Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.38%), 4.12%, 01/17/30(a)(c)		430	405,289
Longfellow Place CLO Ltd., Series 2013-1A, Class BR3, (3 mo. LIBOR US + 1.75%), 4.26%, 04/15/29(a)(c)		500	488,979
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (1 mo. LIBOR US + 3.25%), 6.33%, 03/25/32(c)		388	387,566
Madison Park Euro Funding XIV DAC, Series 14A, Class DR, (3 mo. EURIBOR + 3.60%), 3.60%, 07/15/32(a)(c)	EUR	750	650,348

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Madison Park Euro Funding XVI DAC, Series 16A, Class D, (3 mo. EURIBOR + 3.20%), 3.20%, 05/25/34(a)(c)	EUR	1,000	$830,710
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3 mo. LIBOR US + 0.90%), 3.68%, 07/23/29(a)(c)	USD	5,230	5,136,001
Madison Park Funding XIII Ltd.
Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.95%), 3.69%, 04/19/30(a)(c)		7,395	7,281,771
Series 2014-13A, Class BR2, (3 mo. LIBOR US + 1.50%), 4.24%, 04/19/30(a)(c)		5,140	4,992,623
Madison Park Funding XIX Ltd.
Series 2015-19A, Class A1R2, (3 mo. LIBOR US + 0.92%), 3.68%, 01/22/28(a)(c)		7,114	6,986,538
Series 2015-19A, Class A2R2, (3 mo. LIBOR US + 1.50%), 4.26%, 01/22/28(a)(c)		1,000	971,774
Madison Park Funding XLI Ltd., Series 12A, Class AR, (3 mo. LIBOR US + 0.83%), 3.59%, 04/22/27(a)(c)		1,364	1,342,991
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3 mo. LIBOR US + 6.25%), 8.99%, 10/19/34(a)(c)		250	215,704
Madison Park Funding XLV Ltd., Series 2020-45A, Class AR, (3 mo. LIBOR US + 1.12%), 3.63%, 07/15/34(a)(c)		4,660	4,506,919
Madison Park Funding XVIII Ltd., Series 2015-18A, Class ARR, (3 mo. LIBOR US + 0.94%), 3.67%, 10/21/30(a)(c)		14,970	14,663,067
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, (3 mo. LIBOR US + 1.26%), 3.77%, 01/15/33(a)(c)		3,000	2,885,187
Madison Park Funding XXIII Ltd.
Series 2017-23A, Class AR, (3 mo. LIBOR US + 0.97%), 3.74%, 07/27/31(a)(c)		750	736,809
Series 2017-23A, Class BR, (3 mo. LIBOR US + 1.55%), 4.32%, 07/27/31(a)(c)		500	483,129
Series 2017-23A, Class CR, (3 mo. LIBOR US + 2.00%), 4.77%, 07/27/31(a)(c)		900	841,901
Madison Park Funding XXIV Ltd., Series 2016-24A, Class BR, (3 mo. CME Term SOFR + 2.01%), 4.49%, 10/20/29(a)(c)		510	493,831
Madison Park Funding XXV Ltd., Series 2017-25A, Class A2R, (3 mo. LIBOR US + 1.65%), 4.43%, 04/25/29(a)(c)		1,430	1,381,149
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.20%), 4.01%, 07/29/30(a)(c)		11,375	11,239,401
Madison Park Funding XXVII Ltd., Series 2018-27A, Class A1A, (3 mo. LIBOR US + 1.03%), 3.74%, 04/20/30(a)(c)		500	488,379
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (3 mo. LIBOR US + 1.70%), 4.48%, 01/23/31(a)(c)		500	473,694
Madison Park Funding XXXIII Ltd.
Series 2019-33A, Class AR, (3 mo. CME Term SOFR + 1.29%), 3.62%, 10/15/32(a)(c)		1,560	1,510,969
Series 2019-33A, Class BR, (3 mo. CME Term SOFR + 1.80%), 4.13%, 10/15/32(a)(c)		1,510	1,436,517
Madison Park Funding XXXIV Ltd.
Series 2019-34A, Class AR, (3 mo. LIBOR US + 1.12%), 3.90%, 04/25/32(a)(c)		250	243,756

Security	Par (000)		Value

Asset-Backed Securities (continued)
Madison Park Funding XXXIV Ltd.
Series 2019-34A, Class DR, (3 mo. LIBOR US + 3.35%), 6.13%, 04/25/32(a)(c)	USD	250	$229,415
Madison Park Funding XXXV Ltd., Series 2019-35A, Class A1R, (3 mo. LIBOR US + 0.99%), 3.70%, 04/20/32(a)(c)		3,220	3,137,191
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class AR, (3 mo. LIBOR US + 1.07%), 3.58%, 07/15/33(a)(c)		2,110	2,043,697
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class A, (3 mo. LIBOR US + 1.12%), 3.86%, 07/17/34(a)(c)		5,010	4,823,147
Man GLG Euro CLO, Series 6A, Class DR, (3 mo. EURIBOR + 3.50%), 3.50%, 10/15/32(a)(c)	EUR	1,680	1,464,752
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.18%), 3.92%, 12/18/30(a)(c)	USD	2,000	1,957,958
Marble Point CLO XXII Ltd., Series 2021-2A, Class B, (3 mo. LIBOR US + 1.85%), 4.63%, 07/25/34(a)(c)		250	234,201
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3 mo. LIBOR US + 3.65%), 6.41%, 01/22/35(a)(c)		250	225,916
Mariner CLO LLC
Series 2016-3A, Class AR2, (3 mo. LIBOR US + 0.99%), 3.77%, 07/23/29(a)(c)		1,417	1,393,037
Series 2016-3A, Class BR2, (3 mo. LIBOR US + 1.50%), 4.28%, 07/23/29(a)(c)		1,978	1,897,015
Series 2016-3A, Class CR2, (3 mo. LIBOR US + 2.05%), 4.83%, 07/23/29(a)(c)		5,162	4,847,328
Series 2016-3A, Class DR2, (3 mo. LIBOR US + 2.90%), 5.68%, 07/23/29(a)(c)		500	446,440
Mariner Finance Issuance Trust
Series 2019-AA, Class B, 3.51%, 07/20/32(a)		2,420	2,285,562
Series 2019-AA, Class C, 4.01%, 07/20/32(a)		2,150	2,009,724
Series 2020-AA, Class B, 3.21%, 08/21/34(a)		1,630	1,503,066
Series 2020-AA, Class C, 4.10%, 08/21/34(a)		1,536	1,401,976
Series 2020-AA, Class D, 5.75%, 08/21/34(a)		2,030	1,829,199
Series 2021-BA, Class D, 3.42%, 11/20/36(a)		570	475,706
Series 2021-BA, Class E, 4.68%, 11/20/36(a)		1,265	1,032,027
MASTR Asset-Backed Securities Trust
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.52%), 3.60%, 06/25/36(a)(c)		1,142	1,026,644
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.28%), 3.36%, 05/25/37(c)		1,318	1,054,796
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.26%), 3.34%, 06/25/46(a)(c)		309	290,981
Mercury Financial Credit Card Master Trust, Series 2022-1A, Class A, 2.50%, 09/21/26(a)		21,272	20,150,381
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.24%), 3.56%, 05/25/37(c)		1,536	1,186,841
Merrill Lynch Mortgage Investors Trust
Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 3.34%, 08/25/37(c)		391	371,412
Series 2006-RM3, Class A2B, (1 mo. LIBOR US + 0.18%), 3.26%, 06/25/37(c)		860	188,736
MF1 LLC
Series 2022-FL10, Class A, (1 mo. CME Term SOFR + 2.64%), 5.66%, 09/17/37(a)(c)		3,390	3,354,567

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
MF1 LLC
Series 2022-FL9, Class A, (1 mo. CME Term SOFR + 2.15%), 5.17%, 06/19/37(a)(c)	USD	4,653	$4,560,877
MF1 Ltd., Series 2021-FL7, Class A, (1 mo. LIBOR US + 1.08%), 4.07%, 10/16/36(a)(c)		850	813,779
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.97%), 3.70%, 04/21/31(a)(c)		1,987	1,943,525
Mill City Solar Loan Ltd., Series 2019-2GS, Class A, 3.69%, 07/20/43(a)		4,889	4,441,611
Morgan Stanley ABS Capital I, Inc. Trust
Series 2005-HE1, Class A2MZ, (1 mo. LIBOR US + 0.60%), 3.68%, 12/25/34(c)		820	696,761
Series 2005-HE5, Class M4, (1 mo. LIBOR US + 0.87%), 3.95%, 09/25/35(c)		2,727	2,216,601
Series 2007-SEA1, Class 2A1, (1 mo. LIBOR US + 1.90%), 4.98%, 02/25/47(a)(c)		782	736,530
Morgan Stanley Home Equity Loan Trust, Series 2006-3, Class A3, (1 mo. LIBOR US + 0.32%), 3.40%, 04/25/36(c)		1,523	1,106,952
Morgan Stanley Mortgage Loan Trust, Series 2006-16AX, Class 1A, (1 mo. LIBOR US + 0.34%), 3.42%, 11/25/36(c)		3,743	750,155
Mosaic Solar Loan Trust
Series 2018-2GS, Class A, 4.20%, 02/22/44(a)		1,798	1,663,009
Series 2019-2A, Class A, 2.88%, 09/20/40(a)		595	516,277
Series 2020-1A, Class A, 2.10%, 04/20/46(a)		909	794,900
Series 2022-2A, Class A, 4.38%, 01/21/53(a)		2,031	1,912,755
MP CLO III Ltd., Series 2013-1A, Class AR, (3 mo. LIBOR US + 1.25%), 3.96%, 10/20/30(a)(c)		2,820	2,765,485
MP CLO VII Ltd., Series 2015-1A, Class BRR, (3 mo. LIBOR US + 1.60%), 4.34%, 10/18/28(a)(c)		750	708,850
MP CLO VIII Ltd., Series 2015-2A, Class ARR, (3 mo. LIBOR US + 1.20%), 3.99%, 04/28/34(a)(c)		5,910	5,652,624
Myers Park CLO Ltd.
Series 2018-1A, Class B1, (3 mo. LIBOR US + 1.60%), 4.31%, 10/20/30(a)(c)		250	233,928
Series 2018-1A, Class C, (3 mo. LIBOR US + 2.05%), 4.76%, 10/20/30(a)(c)		250	232,585
Series 2018-1A, Class E, (3 mo. LIBOR US + 5.50%), 8.21%, 10/20/30(a)(c)		250	209,609
Nationstar Home Equity Loan Trust, Series 2007-B, Class M1, (1 mo. LIBOR US + 0.41%), 3.49%, 04/25/37(c)		3,320	3,054,643
Navient Private Education Loan Trust
Series 2014-AA, Class B, 3.50%, 08/15/44(a)		6,000	5,459,858
Series 2020-A, Class A2B, (1 mo. LIBOR US + 0.90%), 3.72%, 11/15/68(a)(c)		1,955	1,928,172
Navient Private Education Refi Loan Trust
Series 2020-FA, Class B, 2.69%, 07/15/69(a)		2,590	2,179,811
Series 2021-DA, Class B, 2.61%, 04/15/60(a)		1,700	1,506,841
Series 2021-DA, Class C, 3.48%, 04/15/60(a)		4,380	3,674,590
Series 2021-DA, Class D, 4.00%, 04/15/60(a)		1,400	1,182,426
Nelnet Student Loan Trust
Series 2021-A, Class B2, 2.85%, 04/20/62(a)(d)		22,590	19,368,666
Series 2021-A, Class C, 3.75%, 04/20/62(a)		13,100	10,643,619
Series 2021-A, Class D, 4.93%, 04/20/62(a)		5,340	4,440,546
Series 2021-BA, Class B, 2.68%, 04/20/62(a)		13,069	10,394,921
Series 2021-BA, Class C, 3.57%, 04/20/62(a)		5,130	4,093,923

Security	Par (000)		Value

Asset-Backed Securities (continued)
Nelnet Student Loan Trust
Series 2021-BA, Class D, 4.75%, 04/20/62(a)	USD	1,499	$1,231,385
Series 2021-CA, Class B, 2.53%, 04/20/62(a)		12,397	9,662,280
Series 2021-CA, Class C, 3.36%, 04/20/62(a)		650	505,338
Series 2021-CA, Class D, 4.44%, 04/20/62(a)		990	784,630
Series 2021-DA, Class B, 2.90%, 04/20/62(a)		6,556	5,284,247
Series 2021-DA, Class C, 3.50%, 04/20/62(a)		1,070	865,819
Series 2021-DA, Class D, 4.38%, 04/20/62(a)		331	261,150
Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class AR2, (3 mo. LIBOR US + 1.03%), 3.82%, 01/28/30(a)(c)		979	962,183
Neuberger Berman CLO XVII Ltd.
Series 2014-17A, Class BR2, (3 mo. LIBOR US + 1.50%), 4.26%, 04/22/29(a)(c)		1,500	1,433,756
Series 2014-17A, Class CR2, (3 mo. LIBOR US + 2.00%), 4.76%, 04/22/29(a)(c)		1,900	1,763,802
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class AR, (3 mo. LIBOR US + 1.04%), 3.55%, 04/15/34(a)(c)		2,690	2,576,442
Neuberger Berman CLO XX Ltd.
Series 2015-20A, Class ARR, (3 mo. LIBOR US + 1.16%), 3.67%, 07/15/34(a)(c)		1,000	965,145
Series 2015-20A, Class BRR, (3 mo. LIBOR US + 1.65%), 4.16%, 07/15/34(a)(c)		750	705,556
Neuberger Berman CLO XXII Ltd.
Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 4.39%, 10/17/30(a)(c)		250	237,118
Series 2016-22A, Class CR, (3 mo. LIBOR US + 2.20%), 4.94%, 10/17/30(a)(c)		250	231,813
Neuberger Berman Loan Advisers CLO 25 Ltd., Series 2017-25A, Class BR, (3 mo. LIBOR US + 1.35%), 4.09%, 10/18/29(a)(c)		250	237,864
Neuberger Berman Loan Advisers CLO 26 Ltd.
Series 2017-26A, Class AR, (3 mo. LIBOR US + 0.92%), 3.66%, 10/18/30(a)(c)		6,750	6,610,176
Series 2017-26A, Class BR, (3 mo. LIBOR US + 1.40%), 4.14%, 10/18/30(a)(c)		250	238,092
Neuberger Berman Loan Advisers CLO 29 Ltd.
Series 2018-29A, Class A1, (3 mo. LIBOR US + 1.13%), 3.87%, 10/19/31(a)(c)		500	485,997
Series 2018-29A, Class B1, (3 mo. LIBOR US + 1.70%), 4.44%, 10/19/31(a)(c)		250	237,241
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class BR, (3 mo. CME Term SOFR + 1.75%), 4.23%, 01/20/35(a)(c)		500	474,154
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class BR, (3 mo. LIBOR US + 1.45%), 4.16%, 07/20/31(a)(c)		1,000	948,922
Neuberger Berman Loan Advisers CLO 39 Ltd., Series 2020-39A, Class E, (3 mo. LIBOR US + 7.20%), 9.91%, 01/20/32(a)(c)		250	225,136
Neuberger Berman Loan Advisers CLO 42 Ltd., Series 2021-42A, Class A, (3 mo. LIBOR US + 1.10%), 3.84%, 07/16/35(a)(c)		3,940	3,773,168
New Century Home Equity Loan Trust, Series 2005-C, Class M2, (1 mo. LIBOR US + 0.68%), 3.76%, 12/25/35(c)		2,171	1,631,958
Newark BSL CLO 1 Ltd., Series 2016-1A, Class A1R, (3 mo. LIBOR US + 1.10%), 3.87%, 12/21/29(a)(c)		244	239,485

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.40%), 3.48%, 10/25/36(a)(c)	USD	79	$88,785
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5A, Class BR, (3 mo. EURIBOR + 1.90%), 1.94%, 01/21/35(a)(c)	EUR	400	344,485
Oakwood Mortgage Investors, Inc.
Series 2001-D, Class A2, 5.26%, 01/15/19(c)	USD	547	277,797
Series 2001-D, Class A4, 6.93%, 09/15/31(c)		348	207,186
Series 2002-B, Class M1, 7.62%, 06/15/32(c)		4,539	4,403,952
Ocean Trails CLO V, Series 2014-5A, Class BRR, (3 mo. LIBOR US + 1.95%), 4.41%, 10/13/31(a)(c)		250	242,031
Ocean Trails CLO X, Series 2020-10A, Class BR, (3 mo. LIBOR US + 1.80%), 4.31%, 10/15/34(a)(c)		250	234,759
OCP CLO Ltd.
Series 2013-4A, Class A2RR, (3 mo. LIBOR US + 1.45%), 4.23%, 04/24/29(a)(c)		2,500	2,445,891
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.90%), 4.68%, 04/24/29(a)(c)		4,618	4,413,441
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 5.78%, 04/24/29(a)(c)		3,000	2,820,334
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.08%), 3.85%, 04/26/31(a)(c)		660	645,923
Series 2014-5A, Class A2R, (3 mo. LIBOR US + 1.40%), 4.17%, 04/26/31(a)(c)		1,070	1,002,784
Series 2014-7A, Class A1RR, (3 mo. LIBOR US + 1.12%), 3.83%, 07/20/29(a)(c)		431	423,582
Series 2014-7A, Class A2RR, (3 mo. LIBOR US + 1.65%), 4.36%, 07/20/29(a)(c)		1,250	1,202,718
Series 2015-9A, Class BR2, (3 mo. CME Term SOFR + 1.75%), 2.60%, 01/15/33(a)(c)		250	237,163
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.95%), 4.93%, 11/20/30(a)(c)		500	464,721
Series 2019-16A, Class AR, (3 mo. LIBOR US + 1.00%), 3.43%, 04/10/33(a)(c)		1,480	1,439,977
Series 2020-18A, Class AR, (3 mo. LIBOR US + 1.09%), 3.80%, 07/20/32(a)(c)		2,080	2,009,765
Series 2020-19A, Class BR, (3 mo. LIBOR US + 1.70%), 4.41%, 10/20/34(a)(c)		500	469,021
Series 2021-22A, Class A, (3 mo. LIBOR US + 1.18%), 3.89%, 12/02/34(a)(c)		2,010	1,933,417
OCP Euro CLO DAC
Series 2017-2X, Class B, (3 mo. EURIBOR + 1.35%), 1.35%, 01/15/32(c)(e)	EUR	1,130	1,030,153
Series 2019-3A, Class CR, (3 mo. EURIBOR + 2.30%), 2.35%, 04/20/33(a)(c)		250	213,421
Series 2019-3A, Class DR, (3 mo. EURIBOR + 3.30%), 3.35%, 04/20/33(a)(c)		250	213,672
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 5.56%, 07/15/34(a)(c)	USD	1,000	879,723
Octagon 56 Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.65%), 4.16%, 10/15/34(a)(c)		250	233,151
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.96%), 3.70%, 04/16/31(a)(c)		7,300	7,129,826
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.19%), 3.90%, 01/20/31(a)(c)		500	490,415

Security	Par (000)		Value

Asset-Backed Securities (continued)
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.97%), 3.48%, 04/15/31(a)(c)	USD	250	$244,132
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.58%), 4.36%, 07/25/30(a)(c)		750	705,341
Octagon Investment Partners 39 Ltd., Series 2018-3A, Class B, (3 mo. LIBOR US + 1.65%), 4.36%, 10/20/30(a)(c)		350	329,587
Octagon Investment Partners 43 Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 1.65%), 4.43%, 10/25/32(a)(c)		250	238,547
Octagon Investment Partners 46 Ltd., Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.65%), 4.16%, 07/15/36(a)(c)		3,290	3,071,552
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.35%), 4.09%, 07/19/30(a)(c)		1,430	1,394,816
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.02%), 3.76%, 07/17/30(a)(c)		3,580	3,479,136
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.00%), 3.78%, 01/25/31(a)(c)		8,490	8,279,456
Octagon Loan Funding Ltd., Series 2014-1A, Class BRR, (3 mo. LIBOR US + 1.70%), 4.66%, 11/18/31(a)(c)		250	231,875
OHA Credit Funding 2 Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 3.88%, 04/21/34(a)(c)		14,440	13,906,894
OHA Credit Funding 3 Ltd.
Series 2019-3A, Class AR, (3 mo. LIBOR US + 1.14%), 3.85%, 07/02/35(a)(c)		3,475	3,340,171
Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.65%), 4.36%, 07/02/35(a)(c)		2,989	2,825,923
OHA Credit Funding 4 Ltd., Series 2019-4A, Class AR, (3 mo. LIBOR US + 1.15%), 3.91%, 10/22/36(a)(c)		1,000	955,975
OHA Credit Funding 6 Ltd., Series 2020-6A, Class AR, (3 mo. LIBOR US + 1.14%), 3.85%, 07/20/34(a)(c)		850	813,305
OHA Loan Funding Ltd.
Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.04%), 4.00%, 05/23/31(a)(c)		6,219	6,072,135
Series 2015-1A, Class AR3, (3 mo. LIBOR US + 1.15%), 3.89%, 01/19/37(a)(c)		5,400	5,154,690
Series 2016-1A, Class B1R, (3 mo. LIBOR US + 1.60%), 4.31%, 01/20/33(a)(c)		250	237,816
OneMain Financial Issuance Trust
Series 2019-2A, Class A, 3.14%, 10/14/36(a)		15,811	14,051,408
Series 2020-1A, Class A, 3.84%, 05/14/32(a)		7,936	7,886,989
Series 2020-2A, Class C, 2.76%, 09/14/35(a)		2,620	2,177,327
Series 2020-2A, Class D, 3.45%, 09/14/35(a)		6,620	5,446,083
Series 2021-1A, Class A2, (SOFR (30-day) + 0.76%), 3.05%, 06/16/36(a)(c)		1,958	1,883,236
Series 2022-2A, Class A, 4.89%, 10/14/34(a)		9,051	8,872,486
Series 2022-2A, Class B, 5.24%, 10/14/34(a)		7,855	7,620,178
Oportun Issuance Trust
Series 2021-B, Class B, 1.96%, 05/08/31(a)		1,070	949,629
Series 2021-B, Class C, 3.65%, 05/08/31(a)		510	460,940
Series 2021-B, Class D, 5.41%, 05/08/31(a)		910	776,739
Series 2021-C, Class A, 2.18%, 10/08/31(a)		15,195	13,411,701

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Oportun Issuance Trust
Series 2021-C, Class B, 2.67%, 10/08/31(a)	USD	7,070	$6,204,660
Series 2021-C, Class C, 3.61%, 10/08/31(a)		2,276	1,951,896
Series 2021-C, Class D, 5.57%, 10/08/31(a)		250	214,312
Option One Mortgage Loan Trust
Series 2005-4, Class M3, (1 mo. LIBOR US + 0.74%), 3.82%, 11/25/35(c)		4,030	3,385,907
Series 2007-CP1, Class 2A3, (1 mo. LIBOR US + 0.21%), 3.29%, 03/25/37(c)		2,360	1,814,786
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(b)		1,994	1,641,292
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(b)		4,957	4,157,865
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(b)		2,569	2,138,030
Origen Manufactured Housing Contract Trust
Series 2001-A, Class M1, 7.82%, 03/15/32(c)		1,087	973,724
Series 2007-B, Class A1, (1 mo. LIBOR US + 1.20%), 4.02%, 10/15/37(a)(c)		847	825,122
Owl Rock CLO VI Ltd., Series 2021-6A, Class A, (3 mo. LIBOR US + 1.45%), 4.98%, 06/21/32(a)(c)		1,000	963,851
Ownit Mortgage Loan Trust Series,
Series 2006-2, Class A2C, 6.50%, 01/25/37(b)		1,770	1,486,323
OZLM Funding IV Ltd.
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.25%), 4.01%, 10/22/30(a)(c)		13,280	13,044,719
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.70%), 4.46%, 10/22/30(a)(c)		2,120	2,012,216
OZLM VI Ltd., Series 2014-6A, Class A2AS, (3 mo. LIBOR US + 1.75%), 4.49%, 04/17/31(a)(c)		2,080	1,939,323
OZLM VIII Ltd., Series 2014-8A, Class BR3, (3 mo. LIBOR US + 2.10%), 4.84%, 10/17/29(a)(c)		1,160	1,079,353
OZLM XII Ltd., Series 2015-12A, Class A2R, (3 mo. LIBOR US + 1.60%), 4.38%, 04/30/27(a)(c)		500	494,404
OZLM XVIII Ltd., Series 2018-18A, Class A, (3 mo. LIBOR US + 1.02%), 3.53%, 04/15/31(a)(c)		3,120	3,035,141
OZLM XX Ltd., Series 2018-20A, Class A2, (3 mo. LIBOR US + 1.65%), 4.36%, 04/20/31(a)(c)		850	789,007
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.90%), 4.61%, 01/20/31(a)(c)		930	857,774
OZLM XXII Ltd., Series 2018-22A, Class A1, (3 mo. LIBOR US + 1.07%), 3.81%, 01/17/31(a)(c)		999	975,487
OZLM XXIV Ltd., Series 2019-24A, Class A2AR, (3 mo. LIBOR US + 1.70%), 4.41%, 07/20/32(a)(c)		750	707,303
Palmer Square CLO Ltd.
Series 2013-2A, Class A1A3, (3 mo. LIBOR US + 1.00%), 3.74%, 10/17/31(a)(c)		3,390	3,296,675
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.13%), 3.87%, 01/17/31(a)(c)		4,548	4,470,379
Series 2015-1A, Class A2R4, (3 mo. LIBOR US + 1.70%), 4.68%, 05/21/34(a)(c)		1,250	1,177,190
Series 2015-2A, Class A2R2, (3 mo. LIBOR US + 1.55%), 4.26%, 07/20/30(a)(c)		2,500	2,378,851

Security	Par (000)		Value

Asset-Backed Securities (continued)
Palmer Square CLO Ltd.
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 5.46%, 07/20/30(a)(c)	USD	1,000	$898,301
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 3.77%, 04/18/31(a)(c)		4,860	4,754,603
Series 2018-2A, Class A1A, (3 mo. LIBOR US + 1.10%), 3.84%, 07/16/31(a)(c)		4,820	4,688,980
Series 2018-2A, Class A1B, (3 mo. LIBOR US + 1.35%), 4.09%, 07/16/31(a)(c)		250	239,655
Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.65%), 4.39%, 07/16/31(a)(c)		1,500	1,423,746
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 8.34%, 07/16/31(a)(c)		250	213,987
Series 2020-3A, Class A1AR, (3 mo. LIBOR US + 1.08%), 3.99%, 11/15/31(a)(c)		1,020	992,349
Series 2021-1A, Class A2, (3 mo. LIBOR US + 1.40%), 4.11%, 04/20/34(a)(c)		250	238,465
Series 2021-3A, Class A1, (3 mo. LIBOR US + 1.15%), 3.66%, 01/15/35(a)(c)		360	343,868
Palmer Square Loan Funding Ltd.
Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.35%), 4.33%, 02/20/28(a)(c)		4,860	4,860,000
Series 2020-1A, Class C, (3 mo. LIBOR US + 2.50%), 5.48%, 02/20/28(a)(c)		375	375,000
Series 2020-1A, Class D, (3 mo. LIBOR US + 4.85%), 7.83%, 02/20/28(a)(c)		400	400,000
Series 2020-4A, Class A2, (3 mo. LIBOR US + 1.60%), 4.60%, 11/25/28(a)(c)		2,640	2,562,957
Series 2020-4A, Class C, (3 mo. LIBOR US + 3.60%), 6.60%, 11/25/28(a)(c)		500	486,014
Series 2021-1A, Class D, (3 mo. LIBOR US + 6.00%), 8.71%, 04/20/29(a)(c)		500	465,746
Series 2021-2A, Class A2, (3 mo. LIBOR US + 1.25%), 4.23%, 05/20/29(a)(c)		1,430	1,356,113
Series 2021-2A, Class D, (3 mo. LIBOR US + 5.00%), 7.98%, 05/20/29(a)(c)		500	434,186
Series 2021-4A, Class C, (3 mo. LIBOR US + 2.60%), 5.11%, 10/15/29(a)(c)		250	228,549
Series 2021-4A, Class D, (3 mo. LIBOR US + 5.00%), 7.51%, 10/15/29(a)(c)		1,480	1,308,168
Series 2022-2A, Class A2, (3 mo. CME Term SOFR + 1.90%), 2.99%, 10/15/30(a)(c)		1,810	1,742,458
Series 2022-2A, Class B, (3 mo. CME Term SOFR + 2.20%), 3.29%, 10/15/30(a)(c)		390	359,184
Series 2022-2A, Class C, (3 mo. CME Term SOFR + 3.10%), 4.19%, 10/15/30(a)(c)		250	233,709
Parallel Ltd., Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.75%), 4.46%, 07/20/27(a)(c)		1,150	1,121,308
Park Avenue Institutional Advisers CLO Ltd.
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 1.24%), 4.15%, 02/14/34(a)(c)		6,400	6,119,276
Series 2017-1A, Class A2R, (3 mo. LIBOR US + 1.55%), 4.46%, 02/14/34(a)(c)		4,450	4,071,678
Series 2019-1A, Class A1, (3 mo. LIBOR US + 1.48%), 4.39%, 05/15/32(a)(c)		500	491,083
Series 2019-1A, Class A2A, (3 mo. LIBOR US + 2.00%), 4.91%, 05/15/32(a)(c)		500	480,508
Series 2021-1A, Class D, (3 mo. LIBOR US + 7.30%), 10.01%, 01/20/34(a)(c)		250	216,136
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.40%), 5.91%, 07/15/34(a)(c)		250	220,574

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Penta CLO
Series 2022-11A, Class B, (3 mo. EURIBOR + 2.45%), 2.45%, 11/15/34(a)(c)	EUR	2,720	$2,454,832
Series 2022-11A, Class D, (3 mo. EURIBOR + 4.80%), 4.80%, 11/15/34(a)(c)		2,110	1,887,352
Pikes Peak CLO 1, Series 2018-1A, Class A, (3 mo. LIBOR US + 1.18%), 3.96%, 07/24/31(a)(c)	USD	975	948,985
Pikes Peak CLO 11, Series 2022-11A, Class A1, (3 mo. CME Term SOFR + 1.95%), 4.13%, 07/25/34(a)(c)		5,269	5,107,048
Pikes Peak CLO 8, Series 2021-8A, Class A, (3 mo. LIBOR US + 1.17%), 3.88%, 07/20/34(a)(c)		7,000	6,685,148
Post CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.95%), 5.69%, 04/16/31(a)(c)		500	452,303
PPM CLO 2 Ltd.
Series 2019-2A, Class BR, (3 mo. LIBOR US + 1.75%), 4.49%, 04/16/32(a)(c)		500	461,777
Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.40%), 6.14%, 04/16/32(a)(c)		250	218,845
PRET LLC, Series 2021-RN4, Class A1, 2.49%, 10/25/51(a)(c)		6,147	5,705,715
Prima Capital CRE Securitization Ltd.
Series 2015-4A, Class C, 4.00%, 08/24/49(a)		1,479	1,421,625
Series 2016-6A, Class C, 4.00%, 08/24/40(a)(d)		7,170	6,610,740
Prodigy Finance DAC
Series 2021-1A, Class A, (1 mo. LIBOR US + 1.25%), 4.33%, 07/25/51(a)(c)		4,630	4,517,135
Series 2021-1A, Class B, (1 mo. LIBOR US + 2.50%), 5.58%, 07/25/51(a)(c)		1,260	1,242,642
Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 6.83%, 07/25/51(a)(c)		730	720,368
Series 2021-1A, Class D, (1 mo. LIBOR US + 5.90%), 8.98%, 07/25/51(a)(c)		500	492,475
Progress Residential Trust
Series 2020-SFR2, Class B, 2.58%, 06/17/37(a)		550	505,399
Series 2020-SFR2, Class D, 3.87%, 06/17/37(a)		1,886	1,755,510
Series 2020-SFR3, Class E, 2.30%, 10/17/27(a)		2,870	2,534,426
Series 2020-SFR3, Class F, 2.80%, 10/17/27(a)		5,410	4,824,860
Series 2021-SFR1, Class F, 2.76%, 04/17/38(a)		2,900	2,456,111
Series 2021-SFR10, Class E2, 3.67%, 12/17/40(a)		2,128	1,694,155
Series 2021-SFR10, Class F, 4.61%, 12/17/40(a)		8,594	7,074,881
Series 2021-SFR2, Class F, 3.40%, 04/19/38(a)		5,967	5,094,594
Series 2021-SFR3, Class F, 3.44%, 05/17/26(a)		6,640	5,685,612
Series 2021-SFR4, Class F, 3.41%, 05/17/38(a)		8,330	7,134,548
Series 2021-SFR9, Class F, 4.05%, 11/17/40(a)		1,342	1,062,754
Series 2022-SFR1, Class F, 4.88%, 02/17/41(a)		2,617	2,107,843
Series 2022-SFR1, Class G, 5.52%, 02/17/41(a)		2,617	2,107,320

Security	Par (000)		Value

Asset-Backed Securities (continued)
Progress Residential Trust
Series 2022-SFR5, Class E1, 6.62%, 06/17/39(a)	USD	1,766	$1,662,344
Race Point IX CLO Ltd., Series 2015-9A, Class A1A2, (3 mo. LIBOR US + 0.94%), 3.45%, 10/15/30(a)(c)		4,805	4,709,455
Race Point X CLO Ltd., Series 2016-10A, Class A1R, (3 mo. LIBOR US + 1.10%), 3.88%, 07/25/31(a)(c)		5,472	5,346,918
Rad CLO 15 Ltd.
Series 2021-15A, Class A, (3 mo. LIBOR US + 1.09%), 3.80%, 01/20/34(a)(c)		300	288,446
Series 2021-15A, Class B, (3 mo. LIBOR US + 1.65%), 4.36%, 01/20/34(a)(c)		430	407,518
Rad CLO 2 Ltd., Series 2018-2A, Class AR, (3 mo. LIBOR US + 1.08%), 3.59%, 10/15/31(a)(c)		3,255	3,156,479
Rad CLO 3 Ltd.
Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.55%), 4.06%, 04/15/32(a)(c)		250	233,666
Series 2019-3A, Class CR, (3 mo. LIBOR US + 1.85%), 4.36%, 04/15/32(a)(c)		475	435,727
Rad CLO 5 Ltd., Series 2019-5A, Class AR, (3 mo. LIBOR US + 1.12%), 3.90%, 07/24/32(a)(c)		3,770	3,660,016
Rad CLO 7 Ltd., Series 2020-7A, Class A1, (3 mo. LIBOR US + 1.20%), 3.94%, 04/17/33(a)(c)		500	483,963
Rad CLO 9 Ltd., Series 2020-9A, Class B1, (3 mo. LIBOR US + 1.90%), 4.41%, 01/15/34(a)(c)		250	237,048
RAMP Series Trust, Series 2004-RS7, Class A2A, (1 mo. LIBOR US + 0.62%), 3.06%, 07/25/34(c)		1,381	1,098,553
Recette CLO Ltd., Series 2015-1A, Class BRR, (3 mo. LIBOR US + 1.40%), 4.11%, 04/20/34(a)(c)		500	465,028
Regatta IX Funding Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.45%), 5.19%, 04/17/30(a)(c)		250	237,629
Regatta VI Funding Ltd., Series 2016-1A, Class AR2, (3 mo. LIBOR US + 1.16%), 3.87%, 04/20/34(a)(c)		4,700	4,521,772
Regatta VII Funding Ltd.
Series 2016-1A, Class A1R2, (3 mo. LIBOR US + 1.15%), 4.68%, 06/20/34(a)(c)		1,600	1,532,671
Series 2016-1A, Class BR2, (3 mo. LIBOR US + 1.60%), 5.13%, 06/20/34(a)(c)		500	472,028
Regatta VIII Funding Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 4.44%, 10/17/30(a)(c)		750	712,897
Regatta X Funding Ltd., Series 2017-3A, Class B, (3 mo. LIBOR US + 1.45%), 4.19%, 01/17/31(a)(c)		250	237,253
Regatta XIII Funding Ltd., Series 2018-2A, Class C, (3 mo. LIBOR US + 3.10%), 5.61%, 07/15/31(a)(c)		375	340,372
Regatta XVI Funding Ltd., Series 2019-2A, Class B, (3 mo. LIBOR US + 2.05%), 4.56%, 01/15/33(a)(c)		250	238,948

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.45%), 3.96%, 01/15/34(a)(c)	USD	750	$709,652
Regatta XXIV Funding Ltd., Series 2021-5A, Class D, (3 mo. LIBOR US + 3.10%), 5.81%, 01/20/35(a)(c)		250	219,689
Regional Management Issuance Trust
Series 2020-1, Class C, 3.80%, 10/15/30(a)		1,526	1,356,670
Series 2021-2, Class A, 1.90%, 08/15/33(a)		1,053	865,081
Series 2021-3, Class A, 3.88%, 10/17/33(d)		21,460	19,314,000
Series 2022-1, Class A, 3.07%, 03/15/32(a)		4,274	3,862,736
Series 2022-1, Class B, 3.71%, 03/15/32(a)		810	716,116
Series 2022-1, Class C, 4.46%, 03/15/32(a)		534	469,245
Series 2022-1, Class D, 6.72%, 03/15/32(a)		1,695	1,452,705
Republic Finance Issuance Trust
Series 2021-A, Class A, 2.30%, 12/22/31(a)		13,570	12,199,191
Series 2021-A, Class B, 2.80%, 12/22/31(a)		3,000	2,634,191
Series 2021-A, Class C, 3.53%, 12/22/31(a)		1,020	890,233
Series 2021-A, Class D, 5.23%, 12/22/31(a)		1,440	1,142,800
Riserva CLO Ltd., Series 2016-3A, Class ARR, (3 mo. LIBOR US + 1.06%), 3.80%, 01/18/34(a)(c)		5,690	5,487,393
Rockford Tower CLO Ltd.
Series 2017-1A, Class AR2, (3 mo. LIBOR US + 1.10%), 3.81%, 04/20/34(a)(c)		11,327	10,864,080
Series 2017-1A, Class BR2A, (3 mo. LIBOR US + 1.65%), 4.36%, 04/20/34(a)(c)		7,079	6,600,598
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.50%), 4.01%, 10/15/29(a)(c)		8,271	7,960,796
Series 2017-2A, Class CR, (3 mo. LIBOR US + 1.90%), 4.41%, 10/15/29(a)(c)		2,750	2,585,735
Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 5.36%, 10/15/29(a)(c)		4,766	4,420,543
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.25%), 8.76%, 10/15/29(a)(c)		1,750	1,472,236
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 3.90%, 10/20/30(a)(c)		15,384	15,043,057
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.10%), 4.08%, 05/20/31(a)(c)		1,953	1,907,223
Series 2018-1A, Class B, (3 mo. LIBOR US + 1.72%), 4.70%, 05/20/31(a)(c)		1,500	1,411,210
Series 2018-1A, Class D, (3 mo. LIBOR US + 3.00%), 5.98%, 05/20/31(a)(c)		750	654,123
Series 2018-2A, Class A, (3 mo. LIBOR US + 1.16%), 3.87%, 10/20/31(a)(c)		1,000	970,773
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.80%), 4.51%, 10/20/31(a)(c)		500	468,775
Series 2019-2A, Class BR, (3 mo. LIBOR US + 1.65%), 4.63%, 08/20/32(a)(c)		1,250	1,159,408
Series 2020-1A, Class B, (3 mo. LIBOR US + 1.80%), 4.51%, 01/20/32(a)(c)		680	637,496
Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.17%), 3.88%, 07/20/34(a)(c)		7,760	7,455,404
Rockford Tower Europe CLO DAC
Series 2018-1X, Class B, (3 mo. EURIBOR + 1.85%), 2.88%, 12/20/31(c)(e)	EUR	2,448	2,195,569
Series 2018-1X, Class C, (3 mo. EURIBOR + 2.47%), 3.50%, 12/20/31(c)(e)		1,305	1,141,553
Romark CLO IV Ltd.
Series 2021-4A, Class C1, (3 mo. LIBOR US + 3.20%), 5.63%, 07/10/34(a)(c)	USD	1,940	1,698,503

Security	Par (000)		Value

Asset-Backed Securities (continued)
Romark CLO IV Ltd.
Series 2021-4A, Class C2, (3 mo. LIBOR US + 5.00%), 7.43%, 07/10/34(a)(c)	USD	1,350	$1,187,411
Romark CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 2.15%), 4.93%, 10/23/30(a)(c)		750	704,742
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 3.74%, 04/20/31(a)(c)		5,262	5,164,915
RR 1 LLC, Series 2017-1A, Class A1AB, (3 mo. LIBOR US + 1.15%), 3.66%, 07/15/35(a)(c)		9,490	9,098,729
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 3.60%, 01/15/30(a)(c)		4,130	4,039,873
RR 4 Ltd., Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.55%), 4.06%, 04/15/30(a)(c)		1,400	1,340,041
RR 5 Ltd., Series 2018-5A, Class A2, (3 mo. LIBOR US + 1.65%), 4.16%, 10/15/31(a)(c)		1,000	958,380
RRE 5 Loan Management DAC, Series 5A, Class A2R, (3 mo. EURIBOR + 1.75%), 1.75%, 01/15/37(a)(c)	EUR	1,160	992,913
RRE 9 Loan Management DAC, Series 9A, Class A2, (3 mo. EURIBOR + 1.70%), 1.70%, 10/15/36(a)(c)		3,130	2,663,561
SACO I Trust, Series 2006-9, Class A1, (1 mo. LIBOR US + 0.30%), 3.38%, 08/25/36(c)	USD	21	20,836
Securitized Asset Backed Receivables LLC Trust, Series 2006-OP1, Class M6, (1 mo. LIBOR US + 1.01%), 4.09%, 10/25/35(c)		340	282,389
Service Experts Issuer LLC, Series 2021-1A, Class A, 2.67%, 02/02/32(a)		6,422	5,803,865
SESAC Finance LLC, Series 2022-1, Class A2, 5.50%, 07/25/52(a)		2,591	2,405,679
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1 mo. LIBOR US + 0.32%), 3.40%, 07/25/36(c)		892	201,529
Shackleton CLO Ltd., Series 2019-14A, Class BR, (3 mo. LIBOR US + 1.80%), 4.51%, 07/20/34(a)(c)		250	237,230
Signal Peak CLO 1 Ltd.
Series 2014-1A, Class AR3, (3 mo. LIBOR US + 1.16%), 3.90%, 04/17/34(a)(c)		23,070	22,196,925
Series 2014-1A, Class BR3, (3 mo. LIBOR US + 1.80%), 4.54%, 04/17/34(a)(c)		3,010	2,816,437
Signal Peak CLO 2 LLC
Series 2015-1A, Class BR2, (3 mo. LIBOR US + 1.50%), 4.21%, 04/20/29(a)(c)		7,152	6,871,133
Series 2015-1A, Class CR2, (3 mo. LIBOR US + 1.90%), 4.61%, 04/20/29(a)(c)		2,000	1,882,327
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.11%), 3.89%, 04/25/31(a)(c)		3,550	3,480,356
Signal Peak CLO 8 Ltd.
Series 2020-8A, Class A, (3 mo. LIBOR US + 1.27%), 3.98%, 04/20/33(a)(c)		3,010	2,906,222
Series 2020-8A, Class B, (3 mo. LIBOR US + 1.65%), 4.36%, 04/20/33(a)(c)		1,000	930,350
Silver Creek CLO Ltd.
Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.24%), 3.95%, 07/20/30(a)(c)		4,967	4,900,929
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.30%), 5.01%, 07/20/30(a)(c)		500	475,109

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Sixth Street CLO XIX Ltd., Series 2021-19A, Class A, (3 mo. LIBOR US + 1.10%), 3.81%, 07/20/34(a)(c)	USD	16,995	$16,285,172
Sixth Street CLO XVI Ltd., Series 2020-16A, Class A1A, (3 mo. LIBOR US + 1.32%), 4.03%, 10/20/32(a)(c)		650	632,491
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3 mo. LIBOR US + 6.20%), 8.91%, 01/20/34(a)(c)		625	547,880
Sixth Street CLO XVIII Ltd., Series 2021-18A, Class E, (3 mo. LIBOR US + 6.50%), 9.21%, 04/20/34(a)(c)		1,500	1,338,658
Sixth Street CLO XX Ltd., Series 2021-20A, Class A1, (3 mo. LIBOR US + 1.16%), 3.87%, 10/20/34(a)(c)		250	239,358
SLM Private Credit Student Loan Trust
Series 2004-A, Class A3, (3 mo. LIBOR US + 0.40%), 3.69%, 06/15/33(c)		939	914,581
Series 2004-B, Class A3, (3 mo. LIBOR US + 0.33%), 3.62%, 03/15/24(c)		1,355	1,348,297
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 7.57%, 10/15/41(a)(c)		15,658	16,877,076
SMB Private Education Loan Trust
Series 2015-B, Class B, 3.50%, 12/17/40(a)		2,480	2,341,933
Series 2020-PTA, Class A2A, 1.60%, 09/15/54(a)		14,254	12,727,650
Series 2020-PTA, Class B, 2.50%, 09/15/54(a)		6,740	5,270,618
Series 2021-A, Class C, 2.99%, 01/15/53(a)		11,470	9,671,799
Series 2021-A, Class D1, 3.86%, 01/15/53(a)		6,160	5,507,676
Series 2021-A, Class D2, 3.86%, 01/15/53(a)		3,360	2,993,000
Series 2021-C, Class B, 2.30%, 01/15/53(a)		880	755,732
Series 2021-C, Class C, 3.00%, 01/15/53(a)		730	648,345
Series 2021-C, Class D, 3.93%, 01/15/53(a)		350	310,360
SoFi RR Funding IV Trust, Series 2021-1, Class A, 2.98%, 12/31/25(a)(b)(d)		1,546	1,521,572
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.07%), 3.84%, 01/26/31(a)(c)		825	805,107
Sound Point CLO XII Ltd., Series 2016-2A, Class CR2, (3 mo. LIBOR US + 2.05%), 4.76%, 10/20/28(a)(c)		4,500	4,304,434
Sound Point CLO XV Ltd.
Series 2017-1A, Class ARR, (3 mo. LIBOR US + 0.90%), 3.68%, 01/23/29(a)(c)		1,172	1,157,319
Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.50%), 4.28%, 01/23/29(a)(c)		350	339,672
Sound Point CLO XVIII Ltd., Series 2017-4A, Class B, (3 mo. LIBOR US + 1.80%), 4.51%, 01/21/31(a)(c)		500	450,715
Sound Point CLO XXII Ltd., Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.08%), 3.79%, 01/20/32(a)(c)		600	583,927
Sound Point CLO XXIII Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.17%), 3.68%, 07/15/34(a)(c)		19,610	18,768,798
Sound Point CLO XXVI Ltd., Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.35%), 6.06%, 07/20/34(a)(c)		1,430	1,223,436
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.28%), 4.06%, 01/25/32(a)(c)		2,065	2,018,201

Security	Par (000)		Value

Asset-Backed Securities (continued)
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.80%), 3.88%, 01/25/35(c)	USD	38	$33,689
St. Paul’s CLO XII DAC, Series 12X, Class B1, (3 mo. EURIBOR + 1.60%), 1.60%, 04/15/33(c)(e)	EUR	1,420	1,230,846
STAR Trust, Series 2021-SFR1, Class F, (1 mo. LIBOR US + 2.40%), 5.39%, 04/17/38(a)(c)	USD	1,030	984,513
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.25%), 3.76%, 10/15/30(a)(c)		4,140	4,042,710
Stewart Park CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.80%), 4.31%, 01/15/30(a)(c)		1,630	1,495,400
Stratus CLO Ltd.
Series 2021-1A, Class E, (3 mo. LIBOR US + 5.00%), 7.71%, 12/29/29(a)(c)		1,000	867,429
Series 2021-1A, Class SUB, 0.00%, 12/29/29(a)(c)		1,000	435,090
Series 2021-2A, Class E, (3 mo. LIBOR US + 5.75%), 8.46%, 12/28/29(a)(c)		250	228,584
Series 2021-3A, Class C, (3 mo. LIBOR US + 2.05%), 4.76%, 12/29/29(a)(c)		250	229,293
Series 2021-3A, Class E, (3 mo. LIBOR US + 5.75%), 8.46%, 12/29/29(a)(c)		250	225,083
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 01/25/31(a)		120	109,349
Sutton Park CLO DAC, Series 1X, Class BE, (3 mo. EURIBOR + 2.35%), 2.67%, 11/15/31(c)(e)	EUR	940	827,675
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3 mo. LIBOR US + 1.15%), 3.66%, 10/15/31(a)(c)	USD	450	438,169
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.88%), 3.39%, 04/15/28(a)(c)		1,773	1,745,952
Symphony CLO XXII Ltd., Series 2020-22A, Class B, (3 mo. LIBOR US + 1.70%), 4.44%, 04/18/33(a)(c)		250	237,272
Symphony CLO XXIII Ltd.
Series 2020-23A, Class BR, (3 mo. LIBOR US + 1.60%), 4.11%, 01/15/34(a)(c)		500	473,081
Series 2020-23A, Class CR, (3 mo. LIBOR US + 2.00%), 4.51%, 01/15/34(a)(c)		500	461,499
Series 2020-23A, Class ER, (3 mo. LIBOR US + 6.15%), 8.66%, 01/15/34(a)(c)		250	214,260
Symphony CLO XXIV Ltd., Series 2020-24A, Class A, (3 mo. LIBOR US + 1.20%), 3.98%, 01/23/32(a)(c)		250	243,764
Symphony CLO XXVI Ltd., Series 2021-26A, Class AR, (3 mo. LIBOR US + 1.08%), 3.79%, 04/20/33(a)(c)		2,377	2,313,457
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, (3 mo. LIBOR US + 0.96%), 3.90%, 11/18/30(a)(c)		4,180	4,090,300
TCW CLO AMR Ltd., Series 2019-1A, Class ASNR, (3 mo. LIBOR US + 1.22%), 4.14%, 08/16/34(a)(c)		250	240,385
TCW CLO Ltd., Series 2020-1A, Class DRR, (3 mo. LIBOR US + 3.40%), 6.11%, 04/20/34(a)(c)		1,100	940,361

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
TIAA CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 3.89%, 01/16/31(a)(c)	USD	1,467	$1,434,301
TICP CLO III-2 Ltd., Series 2018-3R, Class B, (3 mo. LIBOR US + 1.35%), 4.06%, 04/20/28(a)(c)		500	490,530
TICP CLO IX Ltd.
Series 2017-9A, Class A, (3 mo. LIBOR US + 1.14%), 3.85%, 01/20/31(a)(c)		3,080	3,005,440
Series 2017-9A, Class B, (3 mo. LIBOR US + 1.60%), 4.31%, 01/20/31(a)(c)		450	431,728
Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 5.61%, 01/20/31(a)(c)		500	455,205
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 3.63%, 01/15/34(a)(c)		4,870	4,644,762
Series 2016-6A, Class BR2, (3 mo. LIBOR US + 1.50%), 4.01%, 01/15/34(a)(c)		6,270	5,937,677
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 9.56%, 04/15/33(a)(c)		750	682,809
TICP CLO XI Ltd.
Series 2018-11A, Class A, (3 mo. LIBOR US + 1.18%), 3.89%, 10/20/31(a)(c)		750	725,995
Series 2018-11A, Class B, (3 mo. LIBOR US + 1.73%), 4.44%, 10/20/31(a)(c)		250	239,106
Series 2018-11A, Class D, (3 mo. LIBOR US + 3.05%), 5.76%, 10/20/31(a)(c)		250	229,821
TICP CLO XII Ltd., Series 2018-12A, Class AR, (3 mo. LIBOR US + 1.17%), 3.68%, 07/15/34(a)(c)		500	478,977
Trestles CLO III Ltd.
Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.33%), 4.04%, 01/20/33(a)(c)		8,860	8,583,191
Series 2020-3A, Class B1, (3 mo. LIBOR US + 1.85%), 4.56%, 01/20/33(a)(c)		2,590	2,445,829
Series 2020-3A, Class C, (3 mo. LIBOR US + 2.25%), 4.96%, 01/20/33(a)(c)		750	689,325
Series 2020-3A, Class E, (3 mo. LIBOR US + 6.50%), 9.21%, 01/20/33(a)(c)		500	429,200
Trestles CLO IV Ltd., Series 2021-4A, Class A, (3 mo. LIBOR US + 1.17%), 3.90%, 07/21/34(a)(c)		6,950	6,663,379
Trestles CLO Ltd.
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.99%), 3.77%, 04/25/32(a)(c)		250	242,327
Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 5.68%, 04/25/32(a)(c)		250	218,574
Trestles CLO V Ltd.
Series 2021-5A, Class A1, (3 mo. LIBOR US + 1.17%), 3.88%, 10/20/34(a)(c)		6,950	6,630,175
Series 2021-5A, Class E, (3 mo. LIBOR US + 6.35%), 9.06%, 10/20/34(a)(c)		250	213,939
Tricon American Homes, Series 2020-SFR1, Class D, 2.55%, 07/17/38(a)		6,675	5,726,130
Tricon American Homes Trust
Series 2017-SFR2, Class F, 5.10%, 01/17/36(a)		8,715	8,508,088
Series 2018-SFR1, Class E, 4.56%, 05/17/37(a)		890	838,595
Series 2018-SFR1, Class F, 4.96%, 05/17/37(a)		610	573,582

Security	Par (000)		Value

Asset-Backed Securities (continued)
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38(a)	USD	4,805	$4,113,965
Series 2021-SFR1, Class G, 4.13%, 07/17/38(a)		3,324	2,825,930
Trimaran Cavu Ltd.
Series 2019-1A, Class A2, (3 mo. LIBOR US + 1.90%), 4.61%, 07/20/32(a)(c)		250	235,822
Series 2019-1A, Class B, (3 mo. LIBOR US + 2.20%), 4.91%, 07/20/32(a)(c)		750	729,129
Series 2019-1A, Class C1, (3 mo. LIBOR US + 3.15%), 5.86%, 07/20/32(a)(c)		500	472,043
Series 2019-1A, Class E, (3 mo. LIBOR US + 7.04%), 9.75%, 07/20/32(a)(c)		250	212,318
Series 2019-2A, Class C, (3 mo. LIBOR US + 4.72%), 7.46%, 11/26/32(a)(c)		500	464,416
Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 6.03%, 10/25/34(a)(c)		250	231,109
Trinitas CLO IV Ltd., Series 2016-4A, Class A2L2, (3 mo. LIBOR US + 1.40%), 4.14%, 10/18/31(a)(c)		970	935,671
Trinitas CLO XIV Ltd.
Series 2020-14A, Class B, (3 mo. LIBOR US + 2.00%), 4.78%, 01/25/34(a)(c)		3,460	3,286,439
Series 2020-14A, Class C, (3 mo. LIBOR US + 3.00%), 5.78%, 01/25/34(a)(c)		2,290	2,130,348
Venture CLO Ltd., Series 2018-32A, Class A2A, (3 mo. LIBOR US + 1.07%), 3.81%, 07/18/31(a)(c)		1,480	1,438,269
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (3 mo. LIBOR US + 1.22%), 3.73%, 10/15/29(a)(c)		9,532	9,401,889
VERDE CLO Ltd., Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.10%), 3.61%, 04/15/32(a)(c)		250	240,029
VOLT CVI LLC, Series 2021-NP12, Class A1, 2.73%, 12/26/51(a)(b)		6,419	5,914,711
Voya CLO Ltd.
Series 2014-4A, Class A1RA, (3 mo. LIBOR US + 1.10%), 3.58%, 07/14/31(a)(c)		248	241,137
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.19%), 3.90%, 10/20/31(a)(c)		250	243,981
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.95%), 3.69%, 04/17/30(a)(c)		493	485,671
Series 2017-3A, Class A1R, (3 mo. LIBOR US + 1.04%), 3.75%, 04/20/34(a)(c)		2,178	2,069,100
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 3.64%, 10/15/30(a)(c)		7,140	7,019,527
Series 2017-4A, Class B, (3 mo. LIBOR US + 1.45%), 3.96%, 10/15/30(a)(c)		250	236,721
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.30%), 4.04%, 04/19/31(a)(c)		250	238,554
Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.06%), 3.57%, 04/15/31(a)(c)		10,079	9,861,575
Voya Euro CLO II DAC, Series 2A, Class CR, (3 mo. EURIBOR + 2.15%), 2.15%, 07/15/35(a)(c)	EUR	750	629,391
Voya Euro CLO V DAC, Series 5A, Class B1, (3 mo. EURIBOR + 1.75%), 1.75%, 04/15/35(a)(c)		1,970	1,702,742

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Washington Mutual Asset-Backed Certificates Trust
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.36%), 3.26%, 09/25/36(c)	USD	4,174	$1,328,540
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.16%), 3.24%, 10/25/36(c)		1,340	1,065,311
Series 2007-HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 3.32%, 05/25/37(c)		980	845,293
Wellfleet CLO Ltd., Series 2017-3A, Class B, (3 mo. LIBOR US + 1.95%), 4.69%, 01/17/31(a)(c)		750	685,672
Whitebox CLO I Ltd.
Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 5.83%, 07/24/32(a)(c)		4,120	3,736,433
Series 2019-1A, Class DR, (3 mo. LIBOR US + 6.40%), 9.18%, 07/24/32(a)(c)		3,300	2,939,745
Whitebox CLO II Ltd.
Series 2020-2A, Class A1R, (3 mo. LIBOR US + 1.22%), 4.00%, 10/24/34(a)(c)		1,900	1,822,220
Series 2020-2A, Class BR, (3 mo. LIBOR US + 1.75%), 4.53%, 10/24/34(a)(c)		1,470	1,398,657
Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 6.13%, 10/24/34(a)(c)		1,470	1,325,108
Whitebox CLO III Ltd.
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 5.86%, 10/15/34(a)(c)		1,250	1,156,216
Series 2021-3A, Class E, (3 mo. LIBOR US + 6.85%), 9.36%, 10/15/34(a)(c)		1,000	882,955
Woodmont Trust, Series 2017-2A, Class A1R, (3 mo. LIBOR US + 1.67%), 4.38%, 04/20/33(a)(c)		9,340	8,876,262
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.40%), 3.48%, 06/25/37(a)(c)		2,174	737,366
York CLO 1 Ltd.
Series 2014-1A, Class BRR, (3 mo. LIBOR US + 1.65%), 4.41%, 10/22/29(a)(c)		750	724,494
Series 2014-1A, Class CRR, (3 mo. LIBOR US + 2.10%), 4.86%, 10/22/29(a)(c)		250	238,119
Series 2014-1A, Class DRR, (3 mo. LIBOR US + 3.01%), 5.77%, 10/22/29(a)(c)		250	227,465

Total Asset-Backed Securities — 13.6% (Cost: $2,524,843,190)			2,353,306,553

	Shares

Common Stocks

Aerospace & Defense — 0.0%
Astra Space, Inc.		605,030	369,674
Rocket Lab U.S.A., Inc.(f)(g)		356,061	1,449,168

			1,818,842

Chemicals — 0.0%
Element Solutions, Inc.		152,789	2,485,877

Diversified Financial Services — 0.1%
Crown PropTech Acquisitions(f)		385,188	3,813,361
Crown PropTech Acquisitions(d)		147,660	90,073
KINS Technology Group, Inc.(d)		299,400	209,580
Pivotal Investment Corp. III(f)		155,262	1,529,331
Proof Acquisition Corp. I(d)		43,947	49,221
Rotor Acquisition Corp.		68,776	89,409

Security	Shares	Value

Diversified Financial Services (continued)
Tishman Speyer Innovation Corp. II(f)	99,570	$980,764
TPB Acquisition Corp. I, Class A(f)	238,684	2,370,132

		9,131,871

Energy Equipment & Services — 0.0%
Vantage Drilling Co.(f)	311,000	31

Entertainment — 0.0%
Lions Gate Entertainment Corp., Class A(f)(g)	317,868	2,361,759
Playstudios, Inc.	661,423	2,308,367

		4,670,126

Equity Real Estate Investment Trusts (REITs) — 0.1%
DiamondRock Hospitality Co.	299,127	2,246,444
Park Hotels & Resorts, Inc.	141,133	1,589,158
Service Properties Trust(g)	306,676	1,591,648
Sonder Holdings, Inc., Class A	655,861	1,088,729
Sunstone Hotel Investors, Inc.	128,773	1,213,042
Xenia Hotels & Resorts, Inc.	164,899	2,273,957

		10,002,978

Health Care Providers & Services — 0.1%
Cano Health, Inc.	538,968	4,672,853
CareMax Corp.	355,672	2,521,714

		7,194,567

Hotels, Restaurants & Leisure — 0.0%
Caesars Entertainment, Inc.(f)	29,128	939,669

Household Durables — 0.0%
Century Communities, Inc.	33,731	1,443,012
Taylor Morrison Home Corp.(f)	101,170	2,359,285

		3,802,297

Independent Power and Renewable Electricity Producers — 0.0%
Altus Power, Inc.	368,300	4,054,983

Interactive Media & Services — 0.0%
Genius Sports Ltd.(f)	613,543	2,251,703

Machinery — 0.1%
Sarcos Technology & Robotics	2,784,143	6,180,797
Symbotic, Inc.(f)(g)	46,250	531,875

		6,712,672

Metals & Mining — 0.0%
Northern Graphite Corp.(f)	99,612	36,056

Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp.(h)	209,352	8,045,397
Chesapeake Energy Corp.	42,394	3,993,939
Excelerate Energy, Inc., Class A	250,995	5,873,283
Green Plains, Inc.(f)	114,798	3,337,178

		21,249,797

Professional Services — 0.0%
Planet Labs PBC, Class A	468,000	2,541,240

Real Estate Management & Development — 0.0%
Forestar Group, Inc.(f)(g)	64,597	722,840
Offerpad Solutions, Inc., Class A	589,557	713,364
Opendoor Technologies, Inc.(f)	833,000	2,590,630

		4,026,834

Software — 0.0%
Informatica, Inc., Class A(f)(g)	192,675	3,866,987
Latch, Inc.	411,849	392,739

		4,259,726

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value

Thrifts & Mortgage Finance — 0.0%
Mr Cooper Group, Inc.(f)		50,593	$2,049,016

Total Common Stocks — 0.5%
(Cost: $149,931,801)			87,228,285

	Par (000)

Corporate Bonds

Aerospace & Defense — 0.9%
BAE Systems PLC, 3.40%, 04/15/30(a)	USD	17,757	15,378,287
Boeing Co.
3.95%, 08/01/59		7,101	4,411,502
5.93%, 05/01/60		2,036	1,741,610
Embraer Netherlands Finance BV, 6.95%, 01/17/28(a)		446	418,627
Huntington Ingalls Industries, Inc.
3.48%, 12/01/27		2,932	2,629,408
2.04%, 08/16/28		2,584	2,089,965
4.20%, 05/01/30		7,846	6,923,003
L3Harris Technologies, Inc.
4.40%, 06/15/28		16,020	15,051,203
4.40%, 06/15/28		6,041	5,675,675
2.90%, 12/15/29		2,864	2,418,949
1.80%, 01/15/31		15,766	11,793,964
Lockheed Martin Corp.
3.60%, 03/01/35		13,698	11,677,871
4.50%, 05/15/36		5,285	4,838,625
Northrop Grumman Corp., 4.03%, 10/15/47		15,206	12,087,001
Raytheon Technologies Corp.
3.15%, 12/15/24		4,040	3,931,604
7.20%, 08/15/27		2,353	2,570,604
7.00%, 11/01/28		7,205	7,642,376
4.13%, 11/16/28		23,118	21,599,352
4.15%, 05/15/45		1,895	1,518,706
3.75%, 11/01/46		3,899	2,934,421
4.35%, 04/15/47		4,190	3,486,789
4.05%, 05/04/47		2,302	1,828,687
3.03%, 03/15/52		13,944	9,096,963
Textron, Inc.
3.90%, 09/17/29		8,086	7,148,473
2.45%, 03/15/31		2,258	1,732,104

			160,625,769

Air Freight & Logistics — 0.0%
GXO Logistics, Inc.
1.65%, 07/15/26		1,030	841,603
2.65%, 07/15/31		5,405	3,826,812

			4,668,415

Airlines — 0.6%
Air Canada Pass-Through Trust
Series 2017-1, Class AA, 3.30%, 01/15/30(a)		1,749	1,509,013
Series 2017-1, Class B, 3.70%, 01/15/26(a)		15	13,470
Allegiant Travel Co.
8.50%, 02/05/24(a)		5,339	5,277,708
7.25%, 08/15/27(a)		2,136	2,013,180
American Airlines Pass-Through Trust
4.95%, 01/15/23		1,000	987,683
4.00%, 12/15/25(d)		1,103	1,060,602
3.50%, 12/15/27(d)		3,952	3,601,207
Series 2015-2, Class AA, 3.60%, 09/22/27		909	815,026
Series 2015-2, Class B, 4.40%, 09/22/23		4,751	4,568,919
Series 2016-1, Class AA, 3.58%, 01/15/28		3,640	3,249,585
Series 2016-1, Class B, 5.25%, 01/15/24		3,470	3,305,887

Security	Par (000)		Value

Airlines (continued)
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 06/15/28	USD	1,687	$1,467,201
Series 2016-3, Class AA, 3.00%, 10/15/28		10,016	8,646,628
Series 2017-1, Class AA, 3.65%, 02/15/29		1,283	1,132,051
Series 2017-1, Class B, 4.95%, 02/15/25		962	875,100
Series 2019-1, Class AA, 3.15%, 02/15/32		4,564	3,806,221
Series 2019-1, Class B, 3.85%, 02/15/28		3,916	3,163,907
American Airlines, Inc., 4.87%, 10/22/23(d)		556	548,133
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/24		10,553	10,196,231
Gol Equity Finance SA, 3.75%, 07/15/24(a)(i)		790	374,065
Gol Finance, Inc., 7.00%, 01/31/25(a)		1,175	544,759
Sun Country Airlines
Series 2019-1B, 4.70%, 12/15/25(d)		1,876	1,766,199
Series 2019-1C, 7.00%, 12/15/25(d)		1,647	1,601,483
Series 2022-1A, 4.84%, 03/15/31(d)		4,517	4,240,463
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(a)		1,119	941,702
United Airlines Pass-Through Trust
Series 2014-1, Class A, 4.00%, 04/11/26		3,262	2,982,414
Series 2015-1, Class AA, 3.45%, 12/01/27		1,296	1,141,120
Series 2016-1, Class AA, 3.10%, 07/07/28		504	427,414
Series 2016-2, Class AA, 2.88%, 10/07/28		1,591	1,375,006
Series 2016-2, Class B, 3.65%, 10/07/25		187	164,991
Series 2018-1, Class AA, 3.50%, 03/01/30		1,084	950,930
Series 2019-2, Class AA, 2.70%, 05/01/32		3,062	2,444,409
Series 2019-2, Class B, 3.50%, 05/01/28		2,988	2,473,999
Series 2020-1, Class A, 5.88%, 10/15/27		17,887	17,252,264
Series 2020-1, Class B, 4.88%, 01/15/26		3,081	2,877,118

			97,796,088

Auto Components — 0.1%
Aptiv PLC, 3.10%, 12/01/51		1,087	608,711
Dana, Inc., 4.25%, 09/01/30		870	637,233
FreeWire Technologies, Inc., 0.00%, 03/31/25(d)(j) .		7,702	6,854,411
Metalsa S A P I De CV, 3.75%, 05/04/31(e)		631	418,826
Nemak SAB de CV, 3.63%, 06/28/31(e)		631	427,227

			8,946,408

Automobiles — 0.2%
Ford Motor Co., 3.25%, 02/12/32		2,396	1,725,911
General Motors Co.
5.00%, 10/01/28		2,729	2,510,323
5.40%, 10/15/29		9,188	8,471,765
Lightning eMotors, Inc., 7.50%, 05/15/24(a)(i)		2,487	1,653,846
Nissan Motor Co. Ltd., 4.81%, 09/17/30(a)		21,590	17,491,749
TML Holdings Pte Ltd., 4.35%, 06/09/26(e)		400	335,200

			32,188,794

Banks — 4.3%
Banco Espirito Santo SA
2.63%, 05/08/17(e)(f)(k)	EUR	400	47,042
4.75%, 01/15/18(e)(f)(k)		2,200	258,733
4.00%, 01/21/19(e)(f)(k)		6,300	740,918
Banco Santander SA, 1.85%, 03/25/26	USD	3,600	3,108,526
Bangkok Bank PCL, 3.73%, 09/25/34(e)		600	486,863
Bank of America Corp.
3.00%, 12/20/23		7,861	7,819,262
3.55%, 03/05/24		3,893	3,862,367
3.84%, 04/25/25		9,231	8,980,063
2.46%, 10/22/25(h)		39,677	37,148,936
1.32%, 06/19/26		1,564	1,388,203
1.73%, 07/22/27		15,361	13,178,646
3.82%, 01/20/28		8,622	7,936,047

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Bank of America Corp.
2.55%, 02/04/28	USD	19,723	$17,160,200
3.71%, 04/24/28		15,339	13,957,547
3.59%, 07/21/28		4,479	4,045,286
3.97%, 03/05/29		12,306	11,133,204
4.27%, 07/23/29		7,378	6,727,226
3.19%, 07/23/30		2,132	1,796,879
2.88%, 10/22/30		6,911	5,665,260
2.59%, 04/29/31		7,000	5,551,427
1.92%, 10/24/31		11,536	8,533,148
2.65%, 03/11/32		8,093	6,294,702
2.30%, 07/21/32		21,149	15,805,378
2.57%, 10/20/32		14,914	11,406,648
2.97%, 02/04/33		39,808	31,119,947
4.57%, 04/27/33		51,823	46,417,165
5.02%, 07/22/33		46,641	43,266,638
2.97%, 07/21/52		2,170	1,330,904
Barclays PLC, 5.30%, 08/09/26		19,272	18,515,013
BPCE SA, 2.70%, 10/01/29(a)		3,906	3,233,958
Citigroup, Inc.
2.01%, 01/25/26		8,932	8,207,940
3.29%, 03/17/26		14,460	13,651,879
3.67%, 07/24/28		23,343	21,015,155
2.98%, 11/05/30		20,706	17,013,425
3.06%, 01/25/33		4,689	3,692,765
3.79%, 03/17/33		4,765	3,994,296
4.91%, 05/24/33		11,930	10,975,549
Series VAR, 3.07%, 02/24/28		37,500	33,421,887
Citizens Financial Group, Inc., 2.50%, 02/06/30		76	59,933
Danske Bank A/S
1.17%, 12/08/23(a)		3,435	3,403,211
5.38%, 01/12/24(a)		5,303	5,273,194
3.24%, 12/20/25(a)		2,142	1,991,280
HSBC Holdings PLC
2.25%, 11/22/27		9,104	7,649,079
4.58%, 06/19/29		1,231	1,097,293
3.97%, 05/22/30		9,719	8,225,395
ING Groep NV, 4.63%, 01/06/26(a)		6,086	5,853,454
JPMorgan Chase & Co.
3.56%, 04/23/24		9,256	9,161,496
3.20%, 06/15/26		2,856	2,651,392
3.78%, 02/01/28		36,603	33,558,870
2.95%, 02/24/28		24,204	21,401,666
4.32%, 04/26/28		12,459	11,675,383
3.54%, 05/01/28		14,144	12,806,108
2.18%, 06/01/28		7,514	6,390,637
3.51%, 01/23/29		3,474	3,073,000
2.07%, 06/01/29		5,260	4,264,328
4.57%, 06/14/30		8,528	7,858,799
2.74%, 10/15/30		1,746	1,419,655
1.95%, 02/04/32		4,064	3,006,266
2.96%, 01/25/33		12,871	10,117,696
4.59%, 04/26/33		6,321	5,687,716
4.91%, 07/25/33		17,260	15,916,404
5.72%, 09/14/33		10,000	9,456,445
4.03%, 07/24/48		4,868	3,693,277
Lloyds Banking Group PLC, 1.63%, 05/11/27		5,489	4,662,621
Mitsubishi UFJ Financial Group, Inc.
0.85%, 09/15/24		5,203	4,962,852
5.06%, 09/12/25		14,079	13,930,968
Mizuho Financial Group, Inc. 2.84%, 07/16/25		797	753,962

Security	Par (000)		Value

Banks (continued)
Mizuho Financial Group, Inc.
2.56%, 09/13/25	USD	18,319	$17,209,081
Standard Chartered PLC, 2.61%, 01/12/28(a)		6,054	5,124,696
Texas Capital Bank N.A., (3 mo. LIBOR US + 4.50%), 8.17%, 09/30/24(a)(c)		18,500	17,785,641
Washington Mutual Escrow Bonds 0.00%(d)(f)(k)(l)		13,308	1
0.00%(d)(f)(k)(l)		11,911	1
0.00%(d)(f)(k)(l)		2,570	—
0.00%(d)(f)(k)(l)		3,115	—
Wells Fargo & Co.
2.19%, 04/30/26		1,095	1,000,033
4.54%, 08/15/26		11,892	11,504,386
4.90%, 07/25/33		30,197	27,839,630

			749,354,881

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 02/01/36		16,720	15,068,773
Anheuser-Busch InBev Worldwide, Inc.
4.75%, 01/23/29		20,488	19,958,563
8.00%, 11/15/39		1,382	1,643,968

			36,671,304

Biotechnology — 0.5%
AbbVie, Inc.
4.55%, 03/15/35		14,533	13,037,421
4.50%, 05/14/35		7,179	6,386,776
4.30%, 05/14/36		1,092	947,042
4.40%, 11/06/42		2,500	2,076,132
4.85%, 06/15/44		2,852	2,475,782
4.45%, 05/14/46		2,398	1,948,847
4.88%, 11/14/48		7,823	6,878,507
4.25%, 11/21/49		8,295	6,658,955
Amgen, Inc.
4.05%, 08/18/29		12,268	11,288,873
4.40%, 05/01/45		13,058	10,660,913
3.00%, 01/15/52		1,087	679,502
Biogen, Inc.
2.25%, 05/01/30		10,692	8,419,629
3.15%, 05/01/50		5,496	3,540,922
Gilead Sciences, Inc.
4.80%, 04/01/44		5,871	5,105,173
4.50%, 02/01/45		3,278	2,711,972
4.15%, 03/01/47		3,241	2,572,411
2.80%, 10/01/50		1,087	671,294
Royalty Pharma PLC, 3.35%, 09/02/51		1,094	659,646

			86,719,797

Building Products — 0.0%
Masonite International Corp., 5.38%, 02/01/28(a)		928	820,844
Owens Corning, 3.95%, 08/15/29		2,305	2,062,924
Standard Industries, Inc.
5.00%, 02/15/27(a)		915	809,693
4.75%, 01/15/28(a)		375	316,830

			4,010,291

Capital Markets — 3.2%
Blackstone Private Credit Fund
3.25%, 03/15/27		13,944	11,543,539
4.00%, 01/15/29		5,150	4,125,408
Credit Suisse AG, 3.63%, 09/09/24		6,918	6,602,132
Credit Suisse Group AG
3.80%, 06/09/23		3,341	3,287,665
3.00%, 12/14/23(a)		253	251,037

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
Credit Suisse Group AG
4.21%, 06/12/24(a)	USD	3,162	$3,099,190
Deutsche Bank AG, 1.45%, 04/01/25		5,369	4,939,550
Goldman Sachs Group, Inc.
0.63%, 11/17/23		25,465	25,310,936
0.67%, 03/08/24		14,000	13,686,653
0.66%, 09/10/24		10,623	10,112,081
3.50%, 04/01/25		43,968	41,998,360
0.86%, 02/12/26		11,346	10,122,915
(3 mo. LIBOR US + 1.17%), 4.08%, 05/15/26(c)		4,768	4,730,538
1.43%, 03/09/27		28,569	24,561,059
2.64%, 02/24/28		32,723	28,391,752
3.69%, 06/05/28		7,073	6,395,580
4.48%, 08/23/28		1	939
3.81%, 04/23/29		3,549	3,146,546
4.22%, 05/01/29		3,961	3,600,059
1.99%, 01/27/32		11,978	8,855,472
2.62%, 04/22/32		23,491	18,208,530
2.38%, 07/21/32		4,069	3,067,968
2.65%, 10/21/32		32,406	24,838,133
3.10%, 02/24/33		65,679	52,165,850
Intercontinental Exchange, Inc.
3.75%, 09/21/28		5,126	4,711,896
4.35%, 06/15/29		505	477,641
2.10%, 06/15/30		2,412	1,926,636
4.60%, 03/15/33		7,240	6,743,408
3.00%, 09/15/60		1,094	653,917
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17(d)(f)(k)		7,360	1
Moody’s Corp.
3.25%, 01/15/28		4,450	4,022,946
4.25%, 08/08/32		4,970	4,504,068
3.75%, 02/25/52		4,114	3,043,570
3.10%, 11/29/61		5,295	3,226,333
Morgan Stanley
0.56%, 11/10/23		6,232	6,197,809
0.53%, 01/25/24		25,588	25,170,974
0.73%, 04/05/24		8,717	8,506,576
1.59%, 05/04/27		13,018	11,248,668
1.51%, 07/20/27		17,094	14,558,726
2.48%, 01/21/28		16,083	14,056,540
3.59%, 07/22/28		9,769	8,788,095
4.43%, 01/23/30		17,081	15,701,895
2.70%, 01/22/31		42,393	34,370,993
1.79%, 02/13/32		15,949	11,655,866
1.93%, 04/28/32		11,727	8,561,225
2.24%, 07/21/32		19,170	14,400,837
2.51%, 10/20/32		6,702	5,121,846
4.89%, 07/20/33		17,233	15,967,454
Nomura Holdings, Inc.
5.10%, 07/03/25		4,391	4,320,703
2.61%, 07/14/31		10,298	7,635,838
State Street Corp., 4.16%, 08/04/33		551	497,155
UBS Group AG, 4.49%, 08/05/25(a)		9,035	8,814,370

			557,927,878

Chemicals — 0.3%
Alfa SAB de CV, 5.25%, 03/25/24(e)		383	379,746
Braskem Idesa SAPI
6.99%, 02/20/32(a)		498	329,925
6.99%, 02/20/32(e)		441	292,163

Security	Par (000)		Value

Chemicals (continued)
Braskem Netherlands Finance BV
8.50%, 01/23/81(a)	USD	453	$446,431
8.50%, 01/23/81(e)		496	488,808
Celanese U.S. Holdings LLC, 5.90%, 07/05/24		14,936	14,728,978
Cheever Escrow Issuer LLC, 7.13%, 10/01/27(a)		1,169	1,046,255
Ecolab, Inc., 2.75%, 08/18/55		5,047	3,121,444
LYB International Finance III LLC, 4.20%, 05/01/50		6,542	4,697,026
Orbia Advance Corp. SAB de CV 5.88%, 09/17/44(e)		466	360,358
5.50%, 01/15/48(e)		466	336,918
Project Montelena, 10.25%, 06/20/30(m)	EUR	8,300	7,890,383
Sasol Financing U.S.A. LLC
5.88%, 03/27/24	USD	1,846	1,776,775
4.38%, 09/18/26		2,344	2,055,102
5.50%, 03/18/31		1,398	1,045,704
Sherwin-Williams Co., 2.30%, 05/15/30		6,186	4,940,938
Westlake Chemical Corp., 3.38%, 08/15/61		5,042	2,915,157

			46,852,111

Commercial Services & Supplies — 0.1%
Covanta Holding Corp., 4.88%, 12/01/29(a)		1,631	1,318,272
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		372	359,125
Pitney Bowes, Inc.
6.88%, 03/15/27(a)		10,000	6,127,457
7.25%, 03/15/29(a)		6,625	3,958,438
Republic Services, Inc., 3.95%, 05/15/28		3,111	2,911,130
Waste Management, Inc.
1.15%, 03/15/28		4,753	3,897,460
2.95%, 06/01/41		1,183	850,080
Waste Pro U.S.A., Inc., 5.50%, 02/15/26(a)		878	771,349

			20,193,311

Communications Equipment — 0.3%
Juniper Networks, Inc., 2.00%, 12/10/30		4,462	3,291,879
Motorola Solutions, Inc.
4.60%, 05/23/29		10,242	9,431,393
2.75%, 05/24/31		14,681	11,204,462
5.60%, 06/01/32		9,039	8,641,204
5.50%, 09/01/44		13,228	11,243,749

			43,812,687

Construction & Engineering — 0.0%
China City Construction International Co. Ltd., 5.35%, 07/03/17(d)(e)(f)(k)	CNH	340	—
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(e)	USD	384	312,072
IHS Holding Ltd.
5.63%, 11/29/26(a)		1,007	789,110
6.25%, 11/29/28(a)		633	487,331

			1,588,513

Consumer Finance — 0.6%
Capital One Financial Corp.
3.27%, 03/01/30		3,237	2,706,560
5.25%, 07/26/30		4,023	3,746,224
General Motors Financial Co., Inc. 3.70%, 05/09/23		8,790	8,726,292
1.70%, 08/18/23		11,224	10,888,964
4.00%, 01/15/25		14,339	13,775,271
2.90%, 02/26/25		80	74,745
3.80%, 04/07/25		14,457	13,770,524
4.35%, 04/09/25		3,388	3,271,438
2.75%, 06/20/25		5,889	5,424,604
4.30%, 07/13/25		175	167,451

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance (continued)
General Motors Financial Co., Inc.
1.25%, 01/08/26	USD	844	$725,389
5.25%, 03/01/26		1,602	1,558,946
5.00%, 04/09/27		5,839	5,534,840
2.40%, 10/15/28		3,560	2,813,556
2.35%, 01/08/31		7,370	5,348,103
3.10%, 01/12/32		17,031	12,845,317
Hyundai Capital America, 0.80%, 01/08/24(a)		16,295	15,329,697
Navient Corp.
5.88%, 10/25/24		865	819,643
6.75%, 06/25/25		908	850,033
6.75%, 06/15/26		894	811,484
Synchrony Financial, 3.70%, 08/04/26		2,431	2,221,814

			111,410,895

Containers & Packaging — 0.1%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC
6.00%, 06/15/27(a)		391	368,206
3.25%, 09/01/28(a)		4,584	3,740,361
Ardagh Packaging Finance PLC/Ardagh Holdings U.S.A., Inc.
5.25%, 04/30/25(a)		4,584	4,288,813
5.25%, 08/15/27(a)		1,392	871,016
International Paper Co.
6.00%, 11/15/41		2,417	2,305,277
4.80%, 06/15/44		32	26,625
Klabin Austria GmbH, 3.20%, 01/12/31(a)		1,007	732,593
Trivium Packaging Finance BV, 5.50%, 08/15/26(a)		1,969	1,761,013

			14,093,904

Diversified Financial Services — 0.6%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(a)		1,678	1,564,735
Avianca Midco 2 Ltd., 9.00%, 12/01/28(a)		3,166	2,396,168
Azul Investments LLP
5.88%, 10/26/24(a)		579	421,222
7.25%, 06/15/26(a)		731	438,600
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(a)		1,918	1,675,018
CNH Industrial Capital LLC, 4.20%, 01/15/24		19,431	19,139,131
Easy Tactic Ltd., (6.50% Cash and 7.50% PIK), 7.50%, 07/11/25(n)		515	99,691
European Union, 0.70%, 07/06/51(e)	EUR	11,319	6,287,684
Fortune Star BVI Ltd., 6.85%, 07/02/24(e)	USD	540	236,250
Glencore Funding LLC
1.63%, 04/27/26(a)		11,551	9,987,521
3.88%, 10/27/27(a)		7,658	6,965,132
2.50%, 09/01/30(a)		12,653	9,676,097
Grupo Aval Ltd., 4.38%, 02/04/30(a)		2,118	1,523,636
InRetail Consumer, 3.25%, 03/22/28(a)		992	816,540
Pearl Holding II Ltd., (6.00% Cash or 6.00% PIK), 6.00%(e)(l)(n)		286	7,976
Pearl Holding III Ltd., 9.00%, 10/22/25(e)		228	81,510
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.63%, 03/01/29(a)		3,343	2,572,940
RELX Capital, Inc.
4.00%, 03/18/29		11,279	10,358,101
3.00%, 05/22/30		12,996	10,964,320
Shell International Finance BV
3.88%, 11/13/28		6,374	5,959,198
2.38%, 11/07/29		2,406	2,016,434
Simpar Europe SA, 5.20%, 01/26/31(a)		1,552	1,084,848

Security	Par (000)		Value

Diversified Financial Services (continued)
Trust Fibra Uno, 6.39%, 01/15/50(e)	USD	273	$189,530
United Shore Financial Services LLC, 5.50%, 11/15/25(a)		9,586	8,361,676

			102,823,958

Diversified Telecommunication Services — 1.6%
AT&T Inc.
0.00%, 11/27/22(a)(j)		36,000	35,784,411
4.35%, 03/01/29		6,111	5,713,232
4.30%, 02/15/30		2,133	1,948,863
2.25%, 02/01/32		5,347	4,043,273
2.55%, 12/01/33		6,548	4,847,769
4.50%, 05/15/35		30,091	26,061,015
4.50%, 03/09/48		929	733,158
4.55%, 03/09/49		296	236,235
5.15%, 02/15/50		805	702,627
3.50%, 09/15/53		12,784	8,518,500
3.55%, 09/15/55		13,565	8,909,980
3.65%, 09/15/59		20,729	13,430,328
3.85%, 06/01/60		2,628	1,760,736
Avaya, Inc., 6.13%, 09/15/28(a)		846	420,885
Axtel SAB de CV, 6.38%, 11/14/24(a)		1,258	880,836
Colombia Telecomunicaciones SA ESP, 4.95%, 07/17/30(e)		657	487,535
Connect Finco S.a.r.l/Connect U.S. Finco LLC, 6.75%, 10/01/26(a)		9,979	8,727,156
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(a)		2,793	2,618,426
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.
8.75%, 05/25/24(a)		554	504,015
(6.00% Cash and 7.00% PIK), 13.00%, 12/31/25(a)(n)		326	260,652
8.00%, 12/31/26(a)		221	134,543
Frontier Communications Holdings LLC
5.88%, 10/15/27(a)		7,914	7,092,764
5.00%, 05/01/28(a)		6,727	5,773,111
6.75%, 05/01/29(a)		10,382	8,565,150
8.75%, 05/15/30(a)		3,502	3,504,241
Frontier Florida LLC, Series E, 6.86%, 02/01/28		3,150	2,910,632
Frontier North, Inc., Series G, 6.73%, 02/15/28		1,500	1,357,496
Level 3 Financing, Inc., 4.63%, 09/15/27(a)		375	310,343
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(a)		2,632	2,079,280
Lumen Technologies, Inc., 5.13%, 12/15/26(a)		9,149	7,871,891
Network i2i Ltd., 5.65%(e)(l)		399	366,656
Oi SA, (10.00% Cash or 12.00% (8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(n)		668	191,633
Verizon Communications, Inc.
2.10%, 03/22/28		12,636	10,667,480
4.33%, 09/21/28		9	8,468
3.15%, 03/22/30		18,389	15,641,427
1.50%, 09/18/30		12,861	9,668,208
1.68%, 10/30/30		4,722	3,538,818
1.75%, 01/20/31		15,565	11,673,195
2.55%, 03/21/31		17,394	13,887,858
2.36%, 03/15/32		11,252	8,628,325
5.25%, 03/16/37		4,250	3,969,047
2.65%, 11/20/40		16,000	10,428,105
3.40%, 03/22/41		7,047	5,145,366
4.86%, 08/21/46		5,792	4,995,508
2.88%, 11/20/50		7,776	4,755,092
2.99%, 10/30/56		2,170	1,289,896

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.
3.00%, 11/20/60	USD	8,147	$4,731,813
Ziggo BV, 4.88%, 01/15/30(a)		861	680,190

			276,456,168

Electric Utilities — 2.2%
AEP Texas, Inc.
3.95%, 06/01/28		8,470	7,817,119
2.10%, 07/01/30		2,906	2,266,430
3.45%, 05/15/51		2,926	2,002,915
5.25%, 05/15/52		2,332	2,127,955
Series H, 3.45%, 01/15/50		1,475	1,001,396
AEP Transmission Co. LLC
3.75%, 12/01/47		2,500	1,884,979
4.25%, 09/15/48		2,195	1,790,897
3.80%, 06/15/49		4,475	3,385,272
3.15%, 09/15/49		3,515	2,383,509
Series M, 3.65%, 04/01/50		5,215	3,834,965
Alabama Power Co.
3.75%, 03/01/45		6,806	5,118,480
3.45%, 10/01/49		1,012	716,715
American Transmission Systems, Inc., 2.65%, 01/15/32(a)		6,624	5,200,029
Baltimore Gas & Electric Co.
3.50%, 08/15/46		3,629	2,672,700
3.20%, 09/15/49		3,823	2,637,541
2.90%, 06/15/50		4,364	2,833,343
CenterPoint Energy Houston Electric LLC
2.35%, 04/01/31		3,260	2,659,678
3.95%, 03/01/48		532	425,014
4.25%, 02/01/49		3,381	2,828,651
2.90%, 07/01/50		96	63,230
3.35%, 04/01/51		7,416	5,316,661
Commonwealth Edison Co.
4.00%, 03/01/49		2,790	2,220,316
3.20%, 11/15/49		683	472,839
3.13%, 03/15/51		6,727	4,556,116
2.75%, 09/01/51		897	564,299
Series 133, 3.85%, 03/15/52		28	21,796
DTE Electric Co.
3.95%, 03/01/49		3,229	2,589,296
3.25%, 04/01/51		3,142	2,203,487
Series A, 4.05%, 05/15/48		3,610	2,940,619
Series B, 3.65%, 03/01/52		4,892	3,693,706
Duke Energy Carolinas LLC
3.95%, 11/15/28		454	425,287
3.75%, 06/01/45		2,487	1,887,339
3.88%, 03/15/46		6,009	4,683,143
3.70%, 12/01/47		5,364	4,004,710
3.95%, 03/15/48		2,248	1,768,504
3.45%, 04/15/51		873	623,382
Duke Energy Corp., 4.30%, 03/15/28		5,397	5,080,295
Duke Energy Florida LLC, 2.50%, 12/01/29		21,814	18,437,159
Duke Energy Progress LLC
3.45%, 03/15/29		12,906	11,701,828
2.50%, 08/15/50		5,236	3,098,691
Edison International, 4.95%, 04/15/25		1,988	1,947,675
Entergy Arkansas LLC, 3.35%, 06/15/52		3,202	2,185,057
Entergy Louisiana LLC
4.20%, 09/01/48		7,609	6,117,328
4.75%, 09/15/52		2,262	1,967,118
Entergy Mississippi LLC, 2.85%, 06/01/28		2,529	2,204,603

Security	Par (000)		Value

Electric Utilities (continued)
Exelon Corp.
5.10%, 06/15/45	USD	4,023	$3,583,608
4.45%, 04/15/46		4,130	3,371,087
4.70%, 04/15/50		125	104,537
4.10%, 03/15/52(a)		1,040	802,395
FirstEnergy Corp.
2.05%, 03/01/25		1,392	1,281,583
Series B, 4.40%, 07/15/27		9,423	8,743,413
Series B, 2.25%, 09/01/30		2,734	2,103,348
Series C, 3.40%, 03/01/50		5,338	3,496,390
FirstEnergy Transmission LLC
4.35%, 01/15/25(a)		13,860	13,363,353
4.55%, 04/01/49(a)		16,508	12,894,107
Florida Power & Light Co.
3.70%, 12/01/47		2,662	2,071,763
3.95%, 03/01/48		1,945	1,563,577
3.99%, 03/01/49		6,574	5,315,861
3.15%, 10/01/49		11,727	8,260,531
2.88%, 12/04/51		2,535	1,670,859
Generacion Mediterranea SA/Central Termica Roca SA, 9.88%, 12/01/27(a)		2,166	1,361,371
India Green Power Holdings, 4.00%, 02/22/27(e)		423	337,343
MidAmerican Energy Co.
3.10%, 05/01/27		390	361,292
3.65%, 04/15/29		8,973	8,273,434
3.95%, 08/01/47		1,905	1,510,112
3.65%, 08/01/48		70	52,952
4.25%, 07/15/49		7,010	5,833,175
3.15%, 04/15/50		3,370	2,291,120
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(a)		473	438,077
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(e)		457	354,746
Northern States Power Co.
3.60%, 05/15/46		1,724	1,327,615
2.90%, 03/01/50		2,475	1,653,743
3.20%, 04/01/52		2,500	1,737,137
4.50%, 06/01/52		2,566	2,255,312
NRG Energy, Inc., 2.45%, 12/02/27(a)		14,874	12,176,562
NSTAR Electric Co., 3.95%, 04/01/30		2,403	2,234,744
Ohio Power Co.
4.00%, 06/01/49		3,666	2,815,427
Series Q, 1.63%, 01/15/31		2,459	1,849,001
Series R, 2.90%, 10/01/51		2,959	1,849,342
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28		3,037	2,816,073
4.55%, 09/15/32(a)		3,640	3,501,289
3.80%, 09/30/47		2,314	1,833,151
3.80%, 06/01/49		3,582	2,812,583
4.60%, 06/01/52(a)		865	766,713
Pacific Gas & Electric Co., 4.95%, 07/01/50		3,197	2,339,970
PECO Energy Co.
3.05%, 03/15/51		6,614	4,458,395
4.38%, 08/15/52		2,911	2,469,747
Public Service Electric & Gas Co.
3.65%, 09/01/28		2,811	2,594,275
3.85%, 05/01/49		3,410	2,682,100
Southern California Edison Co., 2.25%, 06/01/30		15,946	12,632,319
Southwestern Public Service Co.
3.75%, 06/15/49		3,172	2,396,802
3.15%, 05/01/50		4,815	3,284,943

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electric Utilities (continued)
Tampa Electric Co.
4.30%, 06/15/48	USD	1,207	$1,005,460
4.45%, 06/15/49		2,671	2,250,602
5.00%, 07/15/52		2,346	2,154,385
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(a)		18,145	17,420,887
Vistra Operations Co. LLC
5.13%, 05/13/25(a)		39,160	37,912,766
5.50%, 09/01/26(a)		1,847	1,713,093
5.63%, 02/15/27(a)		2,393	2,240,446
5.00%, 07/31/27(a)		2,388	2,156,961
4.30%, 07/15/29(a)		11,286	9,616,710

			382,760,659

Electrical Equipment — 0.0%
Carrier Global Corp., 2.24%, 02/15/25		502	469,078
Vertiv Group Corp., 4.13%, 11/15/28(a)		2,307	1,857,135

			2,326,213

Equity Real Estate Investment Trusts (REITs) — 2.0%
Alexandria Real Estate Equities, Inc.
1.88%, 02/01/33		4,132	2,904,102
2.95%, 03/15/34		4,371	3,379,563
American Tower Corp.
2.95%, 01/15/25		714	675,516
3.95%, 03/15/29		4,214	3,758,618
3.80%, 08/15/29		24,827	21,778,807
2.90%, 01/15/30		1,935	1,590,585
2.10%, 06/15/30		9,936	7,610,839
3.10%, 06/15/50		1,087	676,850
Boston Properties LP, 3.13%, 09/01/23		245	240,599
Crown Castle International Corp.
3.15%, 07/15/23		403	397,552
4.45%, 02/15/26		2,370	2,284,224
3.30%, 07/01/30		9,914	8,301,312
Crown Castle, Inc.
3.70%, 06/15/26		1,551	1,456,738
3.80%, 02/15/28		7,798	7,055,764
4.30%, 02/15/29		3,081	2,826,093
3.10%, 11/15/29		16,276	13,678,286
2.25%, 01/15/31		3,936	3,005,511
2.10%, 04/01/31		6,538	4,899,895
2.50%, 07/15/31		5,249	4,044,818
Digital Dutch Finco BV
1.50%, 03/15/30(e)	EUR	6,150	4,611,493
1.00%, 01/15/32(e)		5,050	3,371,381
Duke Realty LP, 1.75%, 02/01/31	USD	12,762	9,754,370
Equinix, Inc.
1.00%, 09/15/25		127	112,017
3.20%, 11/18/29		14,000	11,835,317
2.15%, 07/15/30		6,590	5,052,302
2.50%, 05/15/31		12,862	9,908,918
3.90%, 04/15/32		18,642	15,835,763
GLP Capital LP/GLP Financing II, Inc.
3.35%, 09/01/24		4,580	4,341,938
5.75%, 06/01/28		7,026	6,579,208
5.30%, 01/15/29		4,962	4,522,648
4.00%, 01/15/30		13,929	11,632,651
4.00%, 01/15/31		10,844	8,864,059
3.25%, 01/15/32		15,369	11,553,201
Kimco Realty Corp., 4.60%, 02/01/33		4,278	3,862,650
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 08/01/26		188	172,146

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
National Retail Properties, Inc.
2.50%, 04/15/30	USD	3,661	$2,937,675
3.50%, 04/15/51		6,750	4,521,207
3.00%, 04/15/52		2,489	1,501,128
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(a)		5,230	4,236,300
Prologis LP, 2.25%, 04/15/30		2,348	1,917,895
Realty Income Corp., 3.25%, 01/15/31		6,343	5,412,694
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		1,480	1,287,600
Service Properties Trust
4.50%, 06/15/23		7,725	7,541,531
4.35%, 10/01/24		2,043	1,808,586
4.50%, 03/15/25		2,791	2,331,290
7.50%, 09/15/25		3,867	3,615,645
5.50%, 12/15/27		790	641,692
Sonder Holdings, Inc., 7.26%, 01/19/27(d)		8,823	7,896,830
VICI Properties LP
4.75%, 02/15/28		6,880	6,326,219
4.95%, 02/15/30		10,595	9,574,861
5.13%, 05/15/32		5,971	5,292,693
5.63%, 05/15/52		2,182	1,805,362
VICI Properties LP/VICI Note Co., Inc.
5.63%, 05/01/24(a)		3,915	3,847,466
4.50%, 09/01/26(a)		8,146	7,439,133
4.25%, 12/01/26(a)		19,488	17,589,751
5.75%, 02/01/27(a)		13,682	12,892,275
3.75%, 02/15/27(a)		14,961	13,103,742
4.63%, 12/01/29(a)		4,682	4,061,822
4.13%, 08/15/30(a)		2,288	1,910,983
WP Carey, Inc., 2.40%, 02/01/31		7,500	5,756,309
XHR LP, 4.88%, 06/01/29(a)		804	662,910

			338,489,333

Food & Staples Retailing — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
5.88%, 02/15/28(a)		2,339	2,157,727
4.88%, 02/15/30(a)		375	317,254
CVS Health Corp.
3.75%, 04/01/30		16,866	14,998,005
5.13%, 07/20/45		16,994	14,880,983
Frigorifico Concepcion SA, 7.70%, 07/21/28(a)		796	622,522
Performance Food Group, Inc., 5.50%, 10/15/27(a)		1,891	1,718,598

			34,695,089

Food Products — 0.0%
BRF GmbH, 4.35%, 09/29/26(a)		1,122	995,635
Gruma SAB de CV, 4.88%, 12/01/24(e)		200	196,288
Kernel Holding SA
6.50%, 10/17/24(e)		550	217,250
6.75%, 10/27/27(e)		200	75,000
Knight Castle Investments Ltd., 7.99%, 01/23/23(e)(f)(k)		700	490,000
Pilgrim’s Pride Corp., 5.88%, 09/30/27(a)		525	510,562
Post Holdings, Inc.
5.63%, 01/15/28(a)		1,713	1,563,489
5.50%, 12/15/29(a)		1,354	1,170,536

			5,218,760

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Gas Utilities — 0.0%
Atmos Energy Corp.
4.13%, 10/15/44	USD	63	$50,966
4.30%, 10/01/48		274	230,445
4.13%, 03/15/49		219	176,423
ONE Gas, Inc., 2.00%, 05/15/30		2,235	1,760,767
Piedmont Natural Gas Co., Inc., 2.50%, 03/15/31		4,889	3,854,392
Promigas SA ESP/Gases del Pacifico SAC
3.75%, 10/16/29(a)		1,027	795,476
3.75%, 10/16/29(e)		730	565,431

			7,433,900

Health Care Equipment & Supplies — 0.1%
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/29(a)		21,660	17,364,605
Owens & Minor, Inc., 6.63%, 04/01/30(a)		450	396,000

			17,760,605

Health Care Providers & Services — 0.9%
Aetna, Inc., 4.50%, 05/15/42		2,558	2,105,465
AMN Healthcare, Inc., 4.63%, 10/01/27(a)		2,029	1,820,180
Anthem, Inc., 3.60%, 03/15/51		2,273	1,620,189
Centene Corp.
2.45%, 07/15/28		7,276	5,924,265
2.63%, 08/01/31		4,923	3,710,334
Cigna Corp., 4.90%, 12/15/48		5,206	4,495,462
HCA, Inc.
5.38%, 02/01/25		4,795	4,738,296
5.25%, 04/15/25		16,196	15,864,212
5.25%, 06/15/26		20,018	19,344,119
5.63%, 09/01/28		4,510	4,297,659
5.88%, 02/01/29		392	381,175
3.50%, 09/01/30		22,963	18,961,008
2.38%, 07/15/31		14,077	10,413,113
3.63%, 03/15/32(a)		13,036	10,546,608
3.50%, 07/15/51		6,223	3,853,092
Humana, Inc.
0.65%, 08/03/23		3,380	3,263,695
4.88%, 04/01/30		4,062	3,896,142
Select Medical Corp., 6.25%, 08/15/26(a)		16,279	15,317,237
Tenet Healthcare Corp.
4.88%, 01/01/26(a)		3,767	3,500,560
5.13%, 11/01/27(a)		563	505,173
4.63%, 06/15/28(a)		511	446,597
4.25%, 06/01/29(a)		4,997	4,138,765
4.38%, 01/15/30(a)		9,051	7,554,870
UnitedHealth Group, Inc.
3.05%, 05/15/41		2,488	1,806,856
4.63%, 11/15/41		3,918	3,494,163
4.75%, 07/15/45		2,474	2,190,982
3.75%, 10/15/47		1,148	881,544
4.45%, 12/15/48		2,372	2,022,123
3.25%, 05/15/51		3,553	2,465,452

			159,559,336

Health Care Technology — 0.0%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		2,771	2,754,222

Hotels, Restaurants & Leisure — 0.3%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/28(a)		281	244,529
Affinity Gaming, 6.88%, 12/15/27(a)		2,092	1,705,398
Aramark Services, Inc., 5.00%, 02/01/28(a)		2,110	1,879,398
Caesars Entertainment, Inc.
8.13%, 07/01/27(a)		4,331	4,136,473
4.63%, 10/15/29(a)		1,217	929,888

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(a)	USD	750	$500,625
Cedar Fair LP, 5.25%, 07/15/29		1,826	1,566,881
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25(a)		1,227	1,180,288
5.38%, 04/15/27		1,820	1,690,589
Churchill Downs, Inc.
5.50%, 04/01/27(a)		2,174	2,011,689
4.75%, 01/15/28(a)		1,068	923,902
Freed Corp., 10.00%, 12/01/23(d)		7,253	6,962,880
Full House Resorts, Inc., 8.25%, 02/15/28(a)		1,565	1,408,703
Grupo Posadas SAB de CV, (4.00% Cash and 6.00% PIK), 4.00%, 12/30/27(e)(n)		787	555,310
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(a)		1,941	1,897,883
Melco Resorts Finance Ltd., 5.38%, 12/04/29(a)		337	203,043
MGM China Holdings Ltd.
5.38%, 05/15/24(a)		1,357	1,180,590
5.88%, 05/15/26(a)		1,371	1,113,938
MGM Resorts International 5.75%, 06/15/25		246	235,095
4.63%, 09/01/26		144	127,357
5.50%, 04/15/27		245	220,135
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(a)		3,762	3,099,042
REXLot Holdings Ltd., 4.50%, 04/17/19(e)(f)(i)(k)	HKD	1,161	1,479
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.50%, 03/01/25(a)	USD	5,004	4,684,995
5.25%, 05/15/27(a)		1,947	1,713,749
Wynn Macau Ltd. 4.88%, 10/01/24(a)		2,345	1,887,725
5.50%, 10/01/27(a)		1,577	1,088,130
5.13%, 12/15/29(a)		375	243,750
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
7.75%, 04/15/25(a)		5,371	5,246,459
5.13%, 10/01/29(a)		4,231	3,419,494

			52,059,417

Household Durables — 0.2%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.
6.63%, 01/15/28(a)		6,260	5,246,175
4.63%, 08/01/29(a)		1,198	869,811
4.63%, 04/01/30(a)		3,054	2,187,122
Beazer Homes U.S.A., Inc., 7.25%, 10/15/29		4,961	3,919,190
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 09/15/27(a)		2,160	1,813,169
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29(a)		1,551	1,148,159
Century Communities, Inc., 6.75%, 06/01/27		5,674	5,301,870
Homes by West Bay LLC, 9.50%, 04/30/27(d)		7,801	7,128,554
M/I Homes, Inc., 4.95%, 02/01/28		5,263	4,382,631
Mattamy Group Corp.
5.25%, 12/15/27(a)		2,999	2,485,804
4.63%, 03/01/30(a)		3,535	2,699,662
New Home Co., Inc., 7.25%, 10/15/25(a)		1,272	1,025,410
TRI Pointe Group, Inc.
5.25%, 06/01/27		2,378	2,056,256

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Household Durables (continued)
TRI Pointe Group, Inc.
5.70%, 06/15/28	USD	333	$283,268
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(a)		1,891	1,527,009

			42,074,090

Household Products — 0.0%
Clorox Co., 1.80%, 05/15/30		416	320,943

Independent Power and Renewable Electricity Producers — 0.2%
Adani Green Energy Ltd., 4.38%, 09/08/24(e)		350	287,000
Azure Power Energy Ltd., 3.58%, 08/19/26(e)		515	383,352
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(e)		200	167,000
Calpine Corp., 4.50%, 02/15/28(a)		15,793	13,913,475
Continuum Energy Levanter Pte Ltd.
4.50%, 02/09/27(a)		1,052	853,169
4.50%, 02/09/27(e)		299	242,529
Genneia SA, 8.75%, 09/02/27(a)		504	467,332
NRG Energy, Inc.
5.75%, 01/15/28		1,521	1,403,702
4.45%, 06/15/29(a)		275	238,535
5.25%, 06/15/29(a)		1,362	1,191,750
ReNew Power Pvt Ltd., 5.88%, 03/05/27(e)		250	223,875
SCC Power PLC
(8.00% cash or 4.00% cash and 4.00% PIK), 8.00%, 12/31/28(a)(n)		2,667	1,006,673
(4.00% Cash or 4.00% PIK), 4.00%, 05/17/32(a)(n)		1,981	154,502
Star Energy Geothermal Wayang Windu Ltd.
6.75%, 04/24/33(e)		411	372,092
6.75%, 04/24/33(a)		165	148,837
Stem, Inc., 0.50%, 12/01/28(a)(i)		622	461,524
Talen Energy Supply LLC
7.25%, 05/15/27(a)(f)(k)		4,980	5,092,050
6.63%, 01/15/28(a)(f)(k)		6,725	6,809,063

			33,416,460

Industrial Conglomerates — 0.0%
Eaton Corp., 4.70%, 08/23/52		845	742,189
Roper Technologies, Inc., 2.95%, 09/15/29		370	311,485

			1,053,674

Insurance — 0.3%
Ambac Assurance Corp., 5.10%(a)(l)		462	469,136
American International Group, Inc.
4.75%, 04/01/48		4,486	3,846,490
4.38%, 06/30/50		4,774	3,820,268
Aon Corp.
4.50%, 12/15/28		9,057	8,541,177
3.75%, 05/02/29		13,865	12,471,062
Berkshire Hathaway Finance Corp.
4.25%, 01/15/49		2,103	1,747,702
3.85%, 03/15/52		2,887	2,205,734
Marsh & McLennan Cos., Inc., 2.25%, 11/15/30		11,287	8,955,831
Sitka Holdings LLC, (3 mo. LIBOR US + 4.50%), 8.17%, 07/06/26(a)(c)		5,435	5,197,013

			47,254,413

Interactive Media & Services — 0.0%
Meta Platforms, Inc., 4.45%, 08/15/52(a)		4,170	3,403,062

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.
2.50%, 06/03/50		11,226	7,008,775

Security	Par (000)		Value

Internet & Direct Marketing Retail (continued)
Amazon.com, Inc.
3.95%, 04/13/52	USD	1,403	$1,150,763
4.25%, 08/22/57		1,108	921,799

			9,081,337

IT Services — 0.7%
Atento Luxco 1 SA, 8.00%, 02/10/26(a)		945	392,175
Fidelity National Information Services, Inc.,
1.00%, 12/03/28	EUR	8,775	7,049,800
Fiserv, Inc., 3.50%, 07/01/29	USD	8,333	7,250,035
Global Payments, Inc.
4.00%, 06/01/23		2,340	2,322,080
2.65%, 02/15/25		4,646	4,342,201
1.20%, 03/01/26		16,841	14,494,123
4.80%, 04/01/26		12,057	11,640,671
2.15%, 01/15/27		12,569	10,755,210
4.95%, 08/15/27		10,035	9,560,751
4.45%, 06/01/28		5,654	5,168,851
3.20%, 08/15/29		12,080	10,065,332
2.90%, 05/15/30		14,816	11,810,203
5.95%, 08/15/52		3,555	3,132,087
International Business Machines Corp.
4.70%, 02/19/46		3,117	2,683,833
4.25%, 05/15/49		3,612	2,861,377
3.43%, 02/09/52		4,126	2,817,006
Leidos, Inc.
4.38%, 05/15/30		1,979	1,734,419
2.30%, 02/15/31		11,100	8,224,212
Sabre GLBL, Inc.
9.25%, 04/15/25(a)		4,500	4,308,345
7.38%, 09/01/25(a)		1,000	895,631

			121,508,342

Leisure Products — 0.0%
Hasbro, Inc., 5.10%, 05/15/44		59	47,865

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.
3.05%, 09/22/26		3,236	2,977,599
2.75%, 09/15/29		5,154	4,329,652
2.10%, 06/04/30		4,258	3,338,648
Charles River Laboratories International, Inc., 4.25%, 05/01/28(a)		647	563,453
IQVIA, Inc., 5.00%, 05/15/27(a)		2,027	1,890,178
Thermo Fisher Scientific, Inc., 4.10%, 08/15/47		276	233,067

			13,332,597

Machinery — 0.0%
HTA Group Ltd., 7.00%, 12/18/25(a)		1,145	997,080
Otis Worldwide Corp., 2.57%, 02/15/30		874	714,866
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(a)		5,290	4,497,611

			6,209,557

Media — 1.2%
Altice France SA, 5.50%, 01/15/28(a)		1,887	1,494,296
CCO Holdings LLC/CCO Holdings Capital Corp.
5.38%, 06/01/29(a)		2,201	1,926,579
4.75%, 03/01/30(a)		2,545	2,064,631
Charter Communications Operating LLC/Charter Communications Operating Capital
4.40%, 04/01/33		5,371	4,447,548
3.50%, 03/01/42		6,773	4,297,544
6.48%, 10/23/45		16,020	14,107,004
5.38%, 05/01/47		11,668	9,025,567
5.75%, 04/01/48		5,150	4,156,615

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital 5.13%, 07/01/49	USD	11,527	$8,449,718
4.80%, 03/01/50		10,350	7,466,384
3.90%, 06/01/52		1,628	1,007,914
6.83%, 10/23/55		5,998	5,461,093
3.85%, 04/01/61		5,724	3,341,676
4.40%, 12/01/61		8,165	5,201,698
3.95%, 06/30/62		19,828	11,757,858
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(a)		2,537	2,143,098
Comcast Corp.
3.55%, 05/01/28		4,487	4,113,267
2.65%, 02/01/30		12,731	10,672,361
3.40%, 04/01/30		2,622	2,306,094
4.25%, 10/15/30		2,456	2,273,964
1.95%, 01/15/31		5,045	3,921,405
4.20%, 08/15/34		4,954	4,339,419
4.40%, 08/15/35		3,823	3,379,250
3.90%, 03/01/38		4,023	3,279,537
3.40%, 07/15/46		6,070	4,283,036
3.97%, 11/01/47		5,309	4,059,291
2.94%, 11/01/56		1,085	647,609
2.99%, 11/01/63		2,170	1,256,855
Cox Communications, Inc. 3.15%, 08/15/24(a)		6,590	6,308,487
2.95%, 10/01/50(a)		1,094	650,601
3.60%, 06/15/51(a)		4,893	3,263,740
CSC Holdings LLC 5.25%, 06/01/24		1,085	1,003,625
7.50%, 04/01/28(a)		1,995	1,627,860
5.75%, 01/15/30(a)		4,044	2,874,334
Discovery Communications LLC 1.90%, 03/19/27	EUR	10,803	8,999,401
4.00%, 09/15/55	USD	2,181	1,285,913
FactSet Research Systems, Inc., 3.45%, 03/01/32		12,321	10,040,310
Grupo Televisa SAB, 6.63%, 01/15/40		313	306,603
iHeartCommunications, Inc. 5.25%, 08/15/27(a)		1,379	1,178,009
4.75%, 01/15/28(a)		188	156,698
Interpublic Group of Cos., Inc., 4.75%, 03/30/30		2,682	2,451,498
Lamar Media Corp., 3.75%, 02/15/28		225	196,541
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(a)		3,354	2,498,730
Magallanes, Inc. 3.43%, 03/15/24(a)		4,335	4,188,481
3.64%, 03/15/25(a)		3,485	3,300,371
Nexstar Broadcasting, Inc. 5.63%, 07/15/27(a)		2,020	1,857,001
4.75%, 11/01/28(a)		2,573	2,187,050
Omnicom Group, Inc., 2.45%, 04/30/30		2,255	1,810,152
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.00%, 08/15/27(a)		2,365	2,065,946
4.63%, 03/15/30(a)		188	146,478
Paramount Global 6.88%, 04/30/36		3,843	3,597,290
4.38%, 03/15/43		2,413	1,607,894
5.85%, 09/01/43		2,972	2,369,307
Sirius XM Radio, Inc., 5.50%, 07/01/29(a)		2,318	2,085,000

Security	Par (000)		Value

Media (continued)
TEGNA, Inc. 4.63%, 03/15/28	USD	375	$346,220
5.00%, 09/15/29		412	379,263
Univision Communications, Inc., 7.38%, 06/30/30(a)		640	610,749
VTR Comunicaciones SpA, 5.13%, 01/15/28(a)		568	383,862
Walt Disney Co., 2.75%, 09/01/49		4,506	2,858,863
Ziggo Bond Co. BV, 6.00%, 01/15/27(a)		1,117	932,695

			204,450,283

Metals & Mining — 0.4%
Anglo American Capital PLC 4.50%, 03/15/28(a)		7,676	7,051,365
2.25%, 03/17/28(a)		2,973	2,420,527
3.88%, 03/16/29(a)		7,187	6,157,462
5.63%, 04/01/30(a)		8,777	8,337,053
2.63%, 09/10/30(a)		8,082	6,164,040
2.88%, 03/17/31(a)		2,697	2,081,410
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		991	770,379
Commercial Metals Co., 4.38%, 03/15/32		3,785	2,990,150
CSN Resources SA, 5.88%, 04/08/32(a)		605	437,113
First Quantum Minerals Ltd. 7.50%, 04/01/25(a)		1,040	990,600
6.88%, 03/01/26(a)		1,350	1,236,404
Freeport-McMoRan, Inc., 3.88%, 03/15/23		4,449	4,422,128
Fresnillo PLC, 4.25%, 10/02/50(e)		1,120	768,110
GUSAP III LP, 4.25%, 01/21/30(e)		887	773,242
Industrias Penoles SAB de CV 5.65%, 09/12/49(e)		466	382,936
4.75%, 08/06/50(e)		466	331,384
Metinvest BV 8.50%, 04/23/26(a)		223	100,350
8.50%, 04/23/26(e)		550	247,500
7.65%, 10/01/27(e)		263	119,879
Minera Mexico SA de CV, 4.50%, 01/26/50(e)		657	453,330
Newmont Corp. 2.80%, 10/01/29		5,087	4,211,074
2.25%, 10/01/30		4,592	3,552,140
2.60%, 07/15/32		736	561,160
Nucor Corp. 3.95%, 05/01/28		4,682	4,305,979
2.70%, 06/01/30		3,921	3,221,072
Periama Holdings LLC, 5.95%, 04/19/26(e)		425	368,156
Stillwater Mining Co., 4.00%, 11/16/26(e)		440	362,533
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(a)		2,725	1,846,188
Vedanta Resources Ltd., 6.13%, 08/09/24(a)		669	377,871

			65,041,535

Multiline Retail — 0.0%
Macy’s Retail Holdings LLC, 5.88%, 03/15/30(a)		1,330	1,051,963

Multi-Utilities — 0.3%
Ameren Illinois Co. 3.80%, 05/15/28		3,603	3,355,156
3.25%, 03/15/50		3,444	2,388,018
Baltimore Gas & Electric Co. 3.75%, 08/15/47		2,411	1,862,267
4.55%, 06/01/52		6,105	5,238,237
CenterPoint Energy Resources Corp., 1.75%, 10/01/30		2,349	1,807,242
Consumers Energy Co. 3.25%, 08/15/46		628	455,456

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Multi-Utilities (continued)
Consumers Energy Co. 3.95%, 07/15/47	USD	2,207	$1,768,743
3.75%, 02/15/50		5,099	3,927,639
3.10%, 08/15/50		3,457	2,336,149
3.50%, 08/01/51		4,324	3,182,278
4.20%, 09/01/52		2,190	1,815,886
Pacific Gas & Electric Co.
4.95%, 06/08/25		2,000	1,941,438
5.45%, 06/15/27		1,820	1,714,455
5.90%, 06/15/32		1,310	1,194,612
4.50%, 07/01/40		6,978	5,076,244
4.20%, 06/01/41		375	257,191
4.60%, 06/15/43		1,100	775,248
3.50%, 08/01/50		1,122	682,806
Virginia Electric & Power Co., 4.00%, 01/15/43		7,466	5,859,876

			45,638,941

Oil, Gas & Consumable Fuels — 3.3%
Atmos Energy Corp., 2.85%, 02/15/52		1,088	687,715
Boardwalk Pipelines LP 3.40%, 02/15/31		181	145,592
3.60%, 09/01/32		2,182	1,725,381
BP Capital Markets America, Inc. 2.94%, 06/04/51		3,977	2,525,745
3.00%, 03/17/52		1,100	704,165
Buckeye Partners LP 4.35%, 10/15/24		2,500	2,351,750
4.13%, 03/01/25(a)		1,160	1,061,690
3.95%, 12/01/26		225	196,241
Cameron LNG LLC 3.30%, 01/15/35(a)		13,398	10,537,417
3.40%, 01/15/38(a)		12,436	9,881,940
3.70%, 01/15/39(a)		1,863	1,431,337
Cenovus Energy, Inc., 6.75%, 11/15/39		1,003	995,957
Cheniere Corpus Christi Holdings LLC 7.00%, 06/30/24		11,367	11,560,830
5.88%, 03/31/25		17,210	17,278,840
5.13%, 06/30/27		25,919	25,095,172
3.70%, 11/15/29		1,227	1,064,073
2.74%, 12/31/39		14,224	10,258,732
Chesapeake Energy Corp. 0.00%, 02/15/26(d)(f)(k)		9,090	1
0.00%, 06/15/26(d)(f)(k)		425	—
0.00%, 08/15/26(d)(f)(k)		623	—
Colgate Energy Partners III LLC, 5.88%, 07/01/29(a)		1,443	1,288,065
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		969	927,692
Devon Energy Corp. 8.25%, 08/01/23		2,833	2,899,585
5.85%, 12/15/25		1,567	1,580,610
5.25%, 10/15/27		2,758	2,763,248
5.88%, 06/15/28		5,206	5,196,932
4.50%, 01/15/30		3,495	3,181,185
5.60%, 07/15/41		4,592	4,111,949
4.75%, 05/15/42		7,790	6,343,573
5.00%, 06/15/45		3,575	2,974,872
Diamondback Energy, Inc. 3.25%, 12/01/26		19,434	17,922,648
3.50%, 12/01/29		50,677	43,741,253
3.13%, 03/24/31		10,900	8,841,334
4.40%, 03/24/51		14,640	11,028,124
4.25%, 03/15/52		13,882	10,134,320

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(a)	USD	7,821	$7,371,292
EIG Pearl Holdings Sarl, 4.39%, 11/30/46(a)		3,311	2,317,700
Energy Transfer LP 3.60%, 02/01/23		4,737	4,716,817
5.88%, 01/15/24		3,912	3,919,984
4.90%, 02/01/24		2,078	2,066,504
7.60%, 02/01/24		1,907	1,946,728
4.25%, 04/01/24		7,397	7,239,785
3.90%, 05/15/24		5,610	5,469,495
4.05%, 03/15/25		2,850	2,732,880
5.95%, 12/01/25		7,710	7,735,237
6.50%, 02/01/42		6,240	5,807,074
6.10%, 02/15/42		2,093	1,828,848
5.30%, 04/15/47		5,408	4,314,252
6.25%, 04/15/49		4,200	3,725,932
5.00%, 05/15/50		17,436	13,627,943
Energy Transfer LP/Regency Energy Finance Corp., 4.50%, 11/01/23		1,795	1,779,260
Enterprise Products Operating LLC 4.15%, 10/16/28		3,418	3,177,756
3.13%, 07/31/29		4,498	3,874,423
5.95%, 02/01/41		5,000	4,784,522
3.20%, 02/15/52		5,335	3,405,030
EQT Corp., 5.70%, 04/01/28		1,870	1,833,254
Frontera Energy Corp., 7.88%, 06/21/28(a)		1,165	831,519
Geopark Ltd., 5.50%, 01/17/27(a)		452	354,199
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/24(d)		1,653	1,652,868
Hess Corp., 3.50%, 07/15/24		534	516,181
HF Sinclair Corp., 5.88%, 04/01/26(a)		2,625	2,573,050
Kinder Morgan Energy Partners LP 6.50%, 02/01/37		2,734	2,636,139
6.95%, 01/15/38		632	628,397
6.50%, 09/01/39		3,000	2,851,867
6.55%, 09/15/40		5,037	4,741,948
7.50%, 11/15/40		346	357,068
5.50%, 03/01/44		2,929	2,434,737
Kinder Morgan, Inc., 5.45%, 08/01/52		4,045	3,504,306
Kinetik Holdings LP, 5.88%, 06/15/30(a)		575	526,504
Marathon Petroleum Corp. 5.85%, 12/15/45		1,915	1,649,338
5.00%, 09/15/54		519	417,338
Matador Resources Co., 5.88%, 09/15/26		394	380,080
MC Brazil Downstream Trading S.a.r.l, 7.25%, 06/30/31(a)		1,464	1,083,360
NGPL PipeCo LLC 4.88%, 08/15/27(a)		7,707	7,175,893
3.25%, 07/15/31(a)		14,047	10,999,345
Northwest Pipeline LLC, 4.00%, 04/01/27		16,671	15,484,915
Occidental Petroleum Corp., 8.50%, 07/15/27		3,177	3,400,025
Odebrecht Offshore Drilling Finance Ltd., (7.72% Cash or 7.72% PIK), 7.72%, 12/01/26(a)(n)		1	154
Puma International Financing SA 5.13%, 10/06/24(a)		978	924,210
5.00%, 01/24/26(e)		443	391,446
Sabine Pass Liquefaction LLC 5.63%, 04/15/23		6,227	6,230,291
5.75%, 05/15/24		25,601	25,694,727
5.63%, 03/01/25		24,829	24,804,484
5.88%, 06/30/26		22,510	22,527,481
Shelf Drilling Holdings Ltd., 8.88%, 11/15/24(a)		436	422,920

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(a)	USD	4,473	$4,388,401
Sitio Royalties Corp., 0.01%, 09/21/26		12,451	12,201,980
Suncor Energy, Inc., 6.80%, 05/15/38(o)		4,436	4,482,388
Sunoco LP/Sunoco Finance Corp., 4.50%, 04/30/30		5,895	4,819,162
Tap Rock Resources LLC, 7.00%, 10/01/26(a)		8,393	7,672,671
Targa Resources Corp.
5.20%, 07/01/27		4,988	4,798,340
4.95%, 04/15/52		2,642	2,032,760
6.25%, 07/01/52		4,566	4,147,941
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.00%, 01/15/28		2,056	1,901,871
Tennessee Gas Pipeline Co. LLC, 7.63%, 04/01/37		37	38,308
Texas Eastern Transmission LP
3.50%, 01/15/28(a)		9,413	8,447,263
7.00%, 07/15/32		937	993,063
TransCanada PipeLines Ltd., 4.10%, 04/15/30		4,201	3,758,218
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26		20,169	21,421,796
4.00%, 03/15/28		13,905	12,753,340
3.25%, 05/15/30		2,069	1,749,168
4.60%, 03/15/48		3,414	2,812,758
Venture Global Calcasieu Pass LLC, 3.88%, 11/01/33(a)		2,772	2,155,230
Williams Cos., Inc.
4.90%, 01/15/45		3,798	3,099,839
4.85%, 03/01/48		809	669,967
5.30%, 08/15/52		2,219	1,931,380

			565,583,318

Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 8.88%, 05/15/31		528	642,777
Suzano Austria GmbH
5.75%, 07/14/26(a)		353	342,631
5.00%, 01/15/30		551	476,436
3.75%, 01/15/31		400	312,000
3.13%, 01/15/32		1,180	844,437

			2,618,281

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc., 5.50%, 11/01/25(a)		1,085	861,921
Bristol-Myers Squibb Co., 3.70%, 03/15/52		4,421	3,384,009
Merck & Co., Inc., 2.35%, 06/24/40		2,681	1,800,835
Pfizer, Inc., 1.75%, 08/18/31		2,743	2,140,688
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23		1,825	1,784,777
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/28		13,045	12,627,941
2.05%, 03/31/30		19,946	15,767,020
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46		1,094	651,819
Viatris, Inc., 4.00%, 06/22/50		1,094	654,859

			39,673,869

Real Estate Management & Development — 0.1%
Agile Group Holdings Ltd.
7.88%(e)(l)		238	46,410
5.75%, 01/02/25(e)		200	59,163
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(a)		1,567	1,397,372
Arabian Centres Sukuk Ltd., 5.38%, 11/26/24(e)		868	815,269
Central China Real Estate Ltd., 7.25%, 04/24/23(e)		200	81,100

Security	Par (000)		Value

Real Estate Management & Development (continued)
China Aoyuan Group Ltd.
8.50%, 01/23/22(e)(f)(k)	USD	362	$22,625
6.35%, 02/08/24(e)(f)(k)		1,300	81,250
5.98%, 08/18/25(e)(f)(k)		500	31,188
6.20%, 03/24/26(e)(f)(k)		4,461	278,812
China Evergrande Group
11.50%, 01/22/23(e)(f)(k)		2,077	132,149
10.00%, 04/11/23(e)(f)(k)		600	36,863
China SCE Group Holdings Ltd.
7.38%, 04/09/24(e)		381	87,106
5.95%, 09/29/24(e)		277	53,634
CIFI Holdings Group Co. Ltd., 6.00%, 07/16/25(e)		592	130,240
Country Garden Holdings Co. Ltd., 2.70%, 07/12/26(e)		695	222,400
Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 03/21/23(e)		664	657,277
Fantasia Holdings Group Co. Ltd.
6.95%, 12/17/21(e)(f)(k)		465	41,211
11.75%, 04/17/22(e)(f)(k)		2,430	206,550
12.25%, 10/18/22(e)(f)(k)		200	17,000
10.88%, 01/09/23(e)(f)(k)		2,657	225,845
11.88%, 06/01/23(e)(f)(k)		1,093	92,905
7.95%, 06/30/23(f)(k)		530	45,050
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)		4,330	3,444,118
Forestar Group, Inc.
3.85%, 05/15/26(a)		1,482	1,218,961
5.00%, 03/01/28(a)		3,502	2,809,409
Greenland Global Investment Ltd., 6.75%, 09/26/23(e)		325	139,750
Howard Hughes Corp., 5.38%, 08/01/28(a)		4,396	3,648,680
Invitation Homes Operating Partnership LP
2.30%, 11/15/28		2,681	2,148,780
4.15%, 04/15/32		3,712	3,136,878
Jingrui Holdings Ltd., 12.00%, 07/25/22(e)(f)(k)		800	40,000
KWG Group Holdings Ltd.
7.88%, 09/01/23(e)		286	70,070
7.40%, 03/05/24(e)		598	131,560
Modern Land China Co. Ltd.
11.50%, 11/13/22(e)(f)(k)		593	91,915
9.80%, 04/11/23(e)(f)(k)		1,544	239,320
11.95%, 03/04/24(e)(f)(k)		450	69,750
New Metro Global Ltd., 6.80%, 08/05/23(e)		249	169,320
Powerlong Real Estate Holdings Ltd., 6.95%, 07/23/23(e)		200	34,000
Redsun Properties Group Ltd.
10.50%, 10/03/22(e)(f)(k)		600	42,000
9.70%, 04/16/23(e)(f)(k)		1,771	115,115
RKPF Overseas 2019 A Ltd., 6.00%, 09/04/25(e)		345	139,725
RKPF Overseas 2020 A Ltd., 5.13%, 07/26/26(e)		400	144,000
Ronshine China Holdings Ltd.
7.35%, 12/15/23(e)(f)(k)		200	11,000
7.10%, 01/25/25(e)(f)(k)		2,283	125,565
Shimao Group Holdings Ltd.
4.60%, 07/13/30(e)(f)(k)		490	57,575
3.45%, 01/11/31(e)(f)(k)		649	76,258
Shui On Development Holding Ltd., 5.50%, 03/03/25(e)		328	216,480
Sinic Holdings Group Co. Ltd., 10.50%, 06/18/23(f)(k)		782	7,820
Sunac China Holdings Ltd., 7.00%, 07/09/25(e)(f)(k)		450	58,500

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
Theta Capital Pte Ltd.
8.13%, 01/22/25(e)	USD	500	$386,031
6.75%, 10/31/26(e)		200	125,662
Times China Holdings Ltd., 6.75%, 07/08/25(e)		725	97,875
Yango Justice International Ltd.
10.25%, 09/15/22(f)(k)		606	28,899
9.25%, 04/15/23(e)(f)(k)		305	15,250
8.25%, 11/25/23(e)(f)(k)		1,700	85,000
7.50%, 04/15/24(e)(f)(k)		1,482	74,100
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26(e)		200	140,037
Yuzhou Group Holdings Co. Ltd.
7.70%, 02/20/25(e)(f)(k)		584	36,500
8.30%, 05/27/25(e)(f)(k)		818	51,125
7.38%, 01/13/26(e)(f)(k)		673	42,063
6.35%, 01/13/27(e)(f)(k)		800	50,000
Yuzhou Properties Co. Ltd.
6.00%, 10/25/23(e)(f)(k)		620	38,750
8.50%, 02/26/24(e)(f)(k)		1,389	86,812
8.38%, 10/30/24(e)(f)(k)		700	43,750
Zhenro Properties Group Ltd., 8.35%, 03/10/24(e)(f)(k)		560	22,400

			24,472,222

Road & Rail — 0.5%
Burlington Northern Santa Fe LLC
5.75%, 05/01/40		3,968	4,016,131
4.55%, 09/01/44		3	2,615
3.30%, 09/15/51		11,127	7,923,577
4.45%, 01/15/53		1,298	1,124,913
CSX Corp.
4.30%, 03/01/48		5,959	4,908,468
3.35%, 09/15/49		2,236	1,573,286
4.50%, 11/15/52		2,922	2,454,308
4.25%, 11/01/66		3,597	2,733,711
Movida Europe SA, 5.25%, 02/08/31(e)		353	248,711
Norfolk Southern Corp.
3.00%, 03/15/32		9,177	7,673,453
3.05%, 05/15/50		4,801	3,128,750
4.05%, 08/15/52		7,969	6,121,895
3.70%, 03/15/53		2,650	1,923,721
4.55%, 06/01/53		3,080	2,610,902
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.95%, 03/10/25(a)		2,210	2,118,914
4.00%, 07/15/25(a)		6,435	6,133,105
1.20%, 11/15/25(a)		6,444	5,598,713
1.70%, 06/15/26(a)		9,334	8,027,223
Union Pacific Corp.
3.84%, 03/20/60		13,593	10,093,400
3.55%, 05/20/61		794	552,750
2.97%, 09/16/62		7,923	4,796,360
4.10%, 09/15/67		12	9,061
3.75%, 02/05/70		2,520	1,761,466
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		2,359	2,245,935

			87,781,368

Semiconductors & Semiconductor Equipment — 1.1%
Applied Materials, Inc., 2.75%, 06/01/50		2,671	1,738,396
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/28		7,875	6,972,498
Broadcom, Inc.
2.45%, 02/15/31(a)		3,438	2,591,011
4.15%, 04/15/32(a)		7,895	6,602,966
4.30%, 11/15/32		3,746	3,145,272

Security	Par (000)		Value

Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc.
3.42%, 04/15/33(a)	USD	17,825	$13,604,332
3.47%, 04/15/34(a)		9,185	6,891,082
3.14%, 11/15/35(a)		7,207	5,049,940
3.19%, 11/15/36(a)		2,432	1,663,357
4.93%, 05/15/37(a)		24,702	20,368,562
3.75%, 02/15/51(a)		1,087	712,843
Intel Corp.
4.10%, 05/19/46		1,020	815,075
4.10%, 05/11/47		600	475,169
3.73%, 12/08/47		10,296	7,648,782
3.05%, 08/12/51		2,791	1,791,761
KLA Corp.
4.10%, 03/15/29		9,367	8,900,403
5.00%, 03/15/49		2,871	2,628,330
3.30%, 03/01/50		11,251	7,902,844
4.95%, 07/15/52		916	832,121
5.25%, 07/15/62		8,208	7,543,626
Lam Research Corp.
4.88%, 03/15/49		2,990	2,757,251
2.88%, 06/15/50		5,789	3,774,516
Microchip Technology, Inc., 4.25%, 09/01/25		640	618,109
Micron Technology, Inc.
2.70%, 04/15/32		2,625	1,910,252
3.48%, 11/01/51		1,094	647,130
NXP BV/NXP Funding LLC, 5.55%, 12/01/28		3,210	3,100,199
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.
4.30%, 06/18/29		16,413	14,766,571
3.40%, 05/01/30		15,918	13,327,823
2.50%, 05/11/31		17,556	13,131,888
2.65%, 02/15/32		11,175	8,303,025
5.00%, 01/15/33		2,184	1,943,094
3.25%, 11/30/51		1,094	653,653
QUALCOMM, Inc., 4.50%, 05/20/52		650	557,433
Skyworks Solutions, Inc., 0.90%, 06/01/23		2,570	2,493,350
TSMC Arizona Corp., 4.25%, 04/22/32		4,955	4,580,898
TSMC Global Ltd., 4.63%, 07/22/32(a)		557	530,063

			180,973,625

Software — 1.0%
Autodesk, Inc., 2.40%, 12/15/31		8,610	6,696,910
Broadridge Financial Solutions, Inc., 3.40%, 06/27/26		1,984	1,845,657
Electronic Arts, Inc., 1.85%, 02/15/31		2,245	1,730,419
LogMeIn, Inc., 5.50%, 09/01/27(a)		12,500	7,666,458
Microsoft Corp., 2.92%, 03/17/52		7,279	5,133,850
Oracle Corp.
3.90%, 05/15/35		11,460	8,779,339
3.85%, 07/15/36		6,211	4,647,704
3.80%, 11/15/37		7,407	5,373,916
6.13%, 07/08/39		2,405	2,203,493
3.60%, 04/01/40		17,051	11,572,649
3.65%, 03/25/41(h)		29,736	20,203,350
4.13%, 05/15/45		17,228	11,837,860
4.00%, 07/15/46		6,377	4,309,715
4.00%, 11/15/47		13,547	9,077,160
3.60%, 04/01/50		22,554	14,112,093
3.95%, 03/25/51		4,795	3,180,070
3.85%, 04/01/60		1,087	657,097
Picard Midco, Inc., 6.50%, 03/31/29(a)		9,554	8,070,264
Playtika Holding Corp., 4.25%, 03/15/29(a)		972	777,347
S&P Global, Inc., 4.75%, 08/01/28(a)		10,000	9,759,830
Salesforce, Inc., 3.05%, 07/15/61		8,407	5,245,997

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software (continued)
ServiceNow, Inc., 1.40%, 09/01/30	USD	13,747	$10,121,373
VMware, Inc.
1.80%, 08/15/28		4,049	3,209,961
2.20%, 08/15/31		14,881	10,831,364
Workday, Inc., 3.80%, 04/01/32		4,535	3,936,298

			170,980,174

Specialty Retail — 0.1%
Dick’s Sporting Goods, Inc., 4.10%, 01/15/52		1,094	676,060
Home Depot, Inc., 2.75%, 09/15/51		3,622	2,303,020
Lowe’s Cos., Inc.
1.70%, 09/15/28		6,114	4,991,723
3.65%, 04/05/29		13,903	12,529,150
2.80%, 09/15/41		3,000	1,910,760
3.00%, 10/15/50		1,087	665,622
SRS Distribution, Inc., 4.63%, 07/01/28(a)		859	737,872

			23,814,207

Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc.
3.85%, 05/04/43		7,698	6,458,636
2.40%, 08/20/50		7,334	4,551,831
2.65%, 02/08/51		3,312	2,174,437
2.80%, 02/08/61		8,304	5,169,600
CA Magnum Holdings, 5.38%, 10/31/26(e)		400	334,000
Dell International LLC/EMC Corp.
4.90%, 10/01/26		9,113	8,778,829
8.35%, 07/15/46		552	595,392
3.45%, 12/15/51(a)		6,605	3,755,020
Hewlett Packard Enterprise Co.
6.20%, 10/15/35		227	222,067
6.35%, 10/15/45		1,227	1,113,916
HP, Inc.
2.65%, 06/17/31		3,303	2,423,739
6.00%, 09/15/41		3,064	2,658,552
Western Digital Corp.
1.50%, 02/01/24(i)		1,000	946,994
4.75%, 02/15/26		3,666	3,394,643
2.85%, 02/01/29		7,727	6,004,962
Xerox Holdings Corp.
5.00%, 08/15/25(a)		15,735	14,153,947
5.50%, 08/15/28(a)		5,460	4,355,799

			67,092,364

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co., 5.63%, 03/15/27(a)		220	205,687

Thrifts & Mortgage Finance — 0.1%
Freedom Mortgage Corp.
8.13%, 11/15/24(a)		4,549	3,980,375
8.25%, 04/15/25(a)		3,979	3,287,597
Nationstar Mortgage Holdings, Inc.
6.00%, 01/15/27(a)		793	677,024
5.50%, 08/15/28(a)		3,661	2,874,781
5.13%, 12/15/30(a)		3,283	2,380,831
5.75%, 11/15/31(a)		1,551	1,137,464

			14,338,072

Tobacco — 0.3%
Altria Group, Inc.
3.13%, 06/15/31	EUR	12,780	10,216,749
5.80%, 02/14/39	USD	10,195	8,902,052
3.40%, 02/04/41		3,201	2,018,407
4.50%, 05/02/43		4,038	2,846,092
3.70%, 02/04/51		2,201	1,328,704

Security	Par (000)		Value

Tobacco (continued)
BAT Capital Corp.
3.56%, 08/15/27	USD	4,291	$3,768,236
5.28%, 04/02/50		2,455	1,809,494
3.98%, 09/25/50		1,101	673,542
Philip Morris International, Inc., 1.45%, 08/01/39	EUR	10,050	5,516,943
Reynolds American, Inc., 5.85%, 08/15/45	USD	6,842	5,366,805

			42,447,024

Trading Companies & Distributors — 0.0%
Herc Holdings, Inc., 5.50%, 07/15/27(a)		2,137	1,923,300

Wireless Telecommunication Services — 0.4%
Digicel Group Holdings Ltd., (5.00% Cash and 3.00% PIK or 8.00% PIK), 8.00%, 04/01/25(a)(n)		1,085	477,204
Kenbourne Invest SA
6.88%, 11/26/24(a)		1,537	1,426,816
4.70%, 01/22/28(a)		1,260	952,717
Millicom International Cellular SA, 6.63%, 10/15/26(a)		495	451,471
Rogers Communications, Inc.
3.80%, 03/15/32(a)		18,232	15,767,970
4.35%, 05/01/49		3,350	2,553,137
4.55%, 03/15/52(a)		11,308	9,018,935
Sprint Corp., 7.88%, 09/15/23		1,970	1,990,124
T-Mobile U.S.A., Inc. 4.75%, 02/01/28		7,408	6,993,226
2.63%, 02/15/29		7,777	6,421,002
3.88%, 04/15/30		20,309	18,014,401
2.88%, 02/15/31		8,623	6,948,758
3.30%, 02/15/51		1,630	1,061,943
3.40%, 10/15/52		1,628	1,074,786
3.60%, 11/15/60		1,094	702,126

			73,854,616

Total Corporate Bonds — 30.3% (Cost: $6,237,423,006)			5,248,841,895

Floating Rate Loan Interests

Air Freight & Logistics — 0.1%
EIS Group Ltd., Closing Date Term Loan, 10.05%, 07/10/28(c)(d)		11,543	11,211,739

Airlines — 0.0%
Kestrel Bidco, Inc., Term Loan, (1 mo. LIBOR US + 3.00%, 1.00% Floor), 5.99%, 12/11/26(c)		3	2,294

Beverages — 0.0%
City Brewing Co. LLC, Closing Date Term Loan (First Lien), (1 mo. LIBOR US + 3.50%, 0.75% Floor), 6.18%, 04/05/28(c)		2,147	1,667,751
Naked Juice LLC, Initial Loan (Second Lien), (3 mo. CME Term SOFR US + 6.00%, 0.50% Floor), 9.65%, 01/24/30(c)		460	416,300
Triton Water Holdings, Inc., Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.50%, 0.50% Floor), 7.17%, 03/31/28(c)		2,270	2,032,205

			4,116,256

Building Products — 0.0%
Cornerstone Building Brands, Inc., Tranche B Term Loan, (1 mo. LIBOR US + 3.25%, 0.50% Floor), 6.07%, 04/12/28(c)		2,288	1,873,640

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Building Products (continued)
CP Iris Holdco I, Inc., Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.50%, 0.50% Floor), 6.62%, 10/05/28(c)(d)	USD	836	$775,161
TAMKO Building Products LLC
Initial Term Loan, (3 mo. LIBOR US + 3.00%, 0.00% Floor), 5.81%, 05/31/26(c)		1,886	1,776,322
Initial Term Loan, (3 mo. LIBOR US + 3.00%, 0.00% Floor), 6.67%, 05/31/26(c)		876	825,463
Initial Term Loan, (3 mo. LIBOR US + 3.00%, 0.00% Floor), 6.07%, 05/31/26(c)		927	873,463

			6,124,049

Chemicals — 0.2%
Aruba Investments Holdings LLC, Initial Dollar Term Loan (First Lien), (1 mo. LIBOR US + 4.00%, 0.75% Floor), 7.08%, 11/24/27(c)		2,481	2,279,364
Bakelite U.S. Holdco, Inc., Initial Loan, (3 mo. CME Term SOFR US + 4.00%, 0.50% Floor), 7.67%, 05/27/29(c)		7,440	6,913,352
Flexsys Holdings, Inc., Initial Term Loan (First Lien), (1 mo. LIBOR US + 5.25%, 0.75% Floor), 8.37%, 11/01/28(c)		2,300	2,058,894
LSF11 A5 Holdco LLC, Term Loan, (1 mo. SOFR US + 3.50%, 0.50% Floor), 6.65%, 10/13/28(c)		9,384	8,703,516
SCIH Salt Holdings, Inc., Incremental Term B-1 Loan (First Lien), (3 mo. LIBOR US + 4.00%, 0.75% Floor), 6.81%, 03/16/27(c)		5,121	4,745,194

			24,700,320

Commercial Services & Supplies — 0.2%
621 17th Street Operating Co. LLC (633 17th Street Operating Co. LLC), Loan, (1 mo. LIBOR US + 4.00%, 0.00% Floor), 6.99%, 11/15/22(c)(d)		7,082	6,444,941
AEA International Holdings (Luxembourg) S.a.r.l., Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.75%, 0.50% Floor), 7.44%, 09/07/28(c)(d)		3,777	3,673,478
Allied Universal Holdco LLC (FKA USAGM Holdco LLC), Initial U.S. Dollar Term Loan, (1 mo. LIBOR US + 3.75%, 0.50% Floor), 6.78%, 05/14/28(c)		3,748	3,287,119
American Auto Auction Group LLC
Term Loan, 12/30/27(c)(p)		9,917	9,123,695
Tranche B Term Loan (Second Lien), (3 mo. CME Term SOFR US + 8.75%, 0.75% Floor), 12.30%, 12/30/28(c)(d)		5,313	4,728,570
DRI Holding, Inc., Closing Date Term Loan (First Lien), (1 mo. LIBOR US + 5.25%, 0.50% Floor), 8.37%, 12/21/28(c)		3,162	2,835,369
DS Parent, Inc.
Term B Loan, (3 mo. LIBOR US + 5.75%, 0.75% Floor), 9.92%, 12/10/28(c)		4,860	4,655,148
Term B Loan, (3 mo. LIBOR US + 5.75%, 0.75% Floor), 9.42%, 12/10/28(c)		64	61,252
MIP V Waste LLC, Initial Term Loan, (1 mo. LIBOR US + 3.25%, 0.50% Floor), 6.37%, 12/10/28(c)		2,685	2,583,841
Signal Parent, Inc., Initial Term Loan, (1 mo. LIBOR US + 3.50%, 0.75% Floor), 6.62%, 04/01/28(c)		3,402	2,496,172

			39,889,585

Security	Par (000)		Value

Construction Materials — 0.1%
White Cap Supply Holdings LLC, Initial Closing Date Term Loan, (1 mo. CME Term SOFR US + 3.75%, 0.50% Floor), 6.78%, 10/19/27(c)	USD	8,040	$7,507,638

Consumer Finance — 0.0%
Crédito Real SAB de CV, SOFOM, ENR (Marevalley Corp.), Tranche A Loan, 02/21/23(c)(d)(p)		571	9,699

Containers & Packaging — 0.0%
Valcour Packaging LLC, Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.75%, 0.50% Floor), 5.22%, 09/30/28(c)		2,046	1,874,531

Diversified Financial Services — 0.4%
BSREP II Houston Office 1HC Owner LLC, Mezzanine Loan, (1 mo. LIBOR US + 2.10%, 0.00% Floor), 4.80%, 01/09/23(c)(d)		11,428	10,982,071
Flutter Entertainment PLC, USD Term Loan, (3 mo. LIBOR US + 2.25%, 0.00% Floor), 5.89%, 07/21/26(c)		12,911	12,404,388
Project Pearl Pasco Holdings LLC, Advance, (1 mo. LIBOR US + 2.25%, 1.00% Floor), 4.65%, 09/15/24(c)(d)		44,914	44,522,988
Woof Holdings, Inc., Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.75%, 0.75% Floor), 7.32%, 12/21/27(c)(d)		1,860	1,752,748

			69,662,195

Diversified Telecommunication Services — 0.1%
Cablevision Lightpath LLC, Initial Term Loan, (1 mo. LIBOR US + 3.25%, 0.50% Floor), 6.07%, 12/01/27(c)		1,202	1,148,283
Connect Finco S.a.r.l., Amendment No. 1 Refinancing Term Loan, (1 mo. LIBOR US + 3.50%, 1.00% Floor), 6.62%, 12/12/26(c)		2,472	2,293,989
Frontier Communications Corp., Term B Loan, (3 mo. LIBOR US + 3.75%, 0.75% Floor), 7.44%, 10/08/27(c)		7,021	6,511,555

			9,953,827

Electronic Equipment, Instruments & Components — 0.0%
Emerald Technologies (U.S.) Acquisitionco, Inc., Term B Loan, (1 mo. CME Term SOFR US + 6.25%, 1.00% Floor), 9.38%, 12/29/27(c)		3,760	3,578,660
Robertshaw U.S. Holding Corp. (FKA Fox U.S. Bidco Corp.), Initial Term Loan (Second Lien), (1 mo. LIBOR US + 8.00%, 1.00% Floor), 11.13%, 02/28/26(c)(d)		1,795	1,077,000

			4,655,660

Energy Equipment & Services — 0.0%
ProFrac Holdings II LLC
Term Loan, (3 mo. CME Term SOFR US + 8.50%, 1.00% Floor), 11.30%, 03/04/25(c)(d)		1,778	1,822,781
Term Loan, (6 mo. CME Term SOFR US + 8.50%, 1.00% Floor), 10.01%, 03/04/25(c)(d)		3,585	3,674,489

			5,497,270

Entertainment — 0.0%
Entain plc, Facility B (USD), (3 mo. LIBOR US + 2.50%, 0.50% Floor), 6.17%, 03/16/27(c)		2	1,614

Food Products — 0.0%
BCPE North Star U.S. Holdco 2, Inc., Initial Term Loan (First Lien), (3 mo. LIBOR US + 4.00%, 0.75% Floor), 7.67%, 06/10/28(c)		4,936	4,540,760

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products (continued)
Shearer’s Foods LLC, Refinancing Term Loan (First Lien), (1 mo. LIBOR US + 3.50%, 0.75% Floor), 6.62%, 09/23/27(c)	USD	972	$900,329
Sovos Brands Intermediate, Inc., Initial Term Loan (First Lien), (1 mo. LIBOR US + 3.50%, 0.75% Floor), 6.62%, 06/08/28(c)		826	784,515

			6,225,604

Health Care Equipment & Supplies — 0.0%
Owens & Minor, Inc.
Term B-1 Term Loan, (1 mo. CME Term SOFR US + 3.75%, 0.50% Floor), 6.88%, 03/29/29(c)		794	776,103
Term B-1 Term Loan, (6 mo. CME Term SOFR US + 3.75%, 0.50% Floor), 7.83%, 03/29/29(c)		391	382,230

			1,158,333

Health Care Providers & Services — 0.0%
Change Healthcare Holdings LLC, Closing Date Term Loan, (3 mo. PRIME US + 1.50%, 1.00% Floor), 7.75%, 03/01/24(c)		1,970	1,962,759
Medical Solutions Holdings, Inc., Initial Term Loan (Second Lien), (3 mo. LIBOR US + 7.00%, 0.50% Floor), 9.88%, 11/01/29(c)(d)		1,587	1,507,650
Select Medical Corp., Tranche B Term Loan, (1 mo. LIBOR US + 2.50%, 0.00% Floor), 5.62%, 03/06/25(c)		1,124	1,084,576

			4,554,985

Hotels, Restaurants & Leisure — 0.7%
Aimbridge Acquisition Co., Inc.
2021 Term Loan (First Lien), (1 mo. LIBOR US + 4.75%, 0.75% Floor), 7.74%, 02/01/26(c)(d)		2,011	1,789,815
Initial Term Loan (2019) (First Lien), (1 mo. LIBOR US + 3.75%, 0.00% Floor), 6.87%, 02/01/26(c)		3,835	3,364,819
Aspen Owner LLC, Advance, (1 mo. CME Term SOFR US + 2.90%, 0.10% Floor), 5.75%, 02/09/25(c)(d)		13,395	12,887,878
Bally’s Corp., Term B Facility Loan, (1 mo. LIBOR US + 3.25%, 0.50% Floor), 5.93%, 10/01/28(c)		15,926	14,344,078
Caesars Resort Collection LLC, Term B-1 Loan, (1 mo. LIBOR US + 3.50%, 0.00% Floor), 6.62%, 07/20/25(c)		1,235	1,214,960
DuPont Hotel Project Owner LLC, Loan, 04/01/24(c)(d)(p)		12,313	10,712,047
ECL Entertainment LLC, Term B Loan, (1 mo. LIBOR US + 7.50%, 0.75% Floor), 10.62%, 04/30/28(c)		5,212	5,133,845
Fertitta Entertainment LLC, Initial B Term Loan, (1 mo. CME Term SOFR US + 4.00%, 0.50% Floor), 7.03%, 01/27/29(c)		7,345	6,801,628
Herschend Entertainment Co. LLC, Initial Term Loan (2021), (1 mo. LIBOR US + 3.75%, 0.50% Floor), 6.88%, 08/27/28(c)		1,906	1,854,542
HLP Hotel LLC, Term Loan, (1 mo. LIBOR US + 3.43%, 1.00% Floor), 6.14%, 09/09/26(c)(d)		12,200	12,017,000
HRNI Holdings LLC (FKA Spectacle Gary Holdings LLC), Term B Loan, (1 mo. LIBOR US + 4.25%, 0.75% Floor), 7.37%, 12/10/28(c)		19,002	18,004,656

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Maverick Gaming LLC, Term B Facility Loan, (3 mo. LIBOR US + 7.50%, 1.00% Floor), 10.57%, 09/07/26(c)	USD	2,804	$2,523,431
Mensa II Austin Hotel LP, Promissory Note A-3, (1 mo. LIBOR US + 3.48%, 0.25% Floor), 6.04%, 06/01/24(c)(d)		10,770	10,396,516
Raptor Acquisition Corp., Term B Loan (First Lien), (3 mo. LIBOR US + 4.00%, 0.75% Floor), 7.60%, 11/01/26(c)		823	783,907
Sodalite Tahoe Hotel LLC, Term Loan, (1 mo. LIBOR US + 2.90%, 0.00% Floor), 5.27%, 10/25/26(c)(d)		6,656	6,480,404
The Vinoy St. Petersburg, Note A, (1 mo. LIBOR US + 2.55%, 0.50% Floor), 4.96%, 06/07/24(c)(d)		14,209	13,894,728

			122,204,254

Household Durables — 0.0%
ACProducts Holdings, Inc.
Initial Term Loan, (3 mo. LIBOR US + 4.25%, 0.50% Floor), 7.13%, 05/17/28(c)		3,455	2,535,966
Initial Term Loan, (3 mo. LIBOR US + 4.25%, 0.50% Floor), 7.92%, 05/17/28(c)		1,140	836,783

			3,372,749

Household Products — 0.0%
Conair Holdings LLC, Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.75%, 0.50% Floor), 7.42%, 05/17/28(c)		1,236	1,034,748
Kronos Acquisition Holdings, Inc., Initial Loan, (3 mo. CME Term SOFR US + 6.00%, 1.00% Floor), 8.94%, 12/22/26(c)		1,675	1,587,385
SWF Holdings I Corp., Initial Term Loan (First Lien), (3 mo. LIBOR US + 4.00%, 0.75% Floor), 7.60%, 10/06/28(c)		1,981	1,541,253

			4,163,386

Independent Power and Renewable Electricity Producers — 0.1%
Green Plains Operating Co. LLC, Loan, (3 mo. LIBOR US + 8.00%, 0.00% Floor), 11.29%, 07/20/26(c)(d)		6,407	6,335,242
Talen Energy Supply LLC
Interim Term Loan, (3 mo. CME Term SOFR US + 4.75%, 0.75% Floor), 8.24%, 11/13/23(c)		1,261	1,260,139
Interim Term Loan, (3 mo. CME Term SOFR US + 4.75%, 0.75% Floor), 7.48%, 11/13/23(c)		5,046	5,040,554

			12,635,935

Interactive Media & Services — 0.1%
OD Intermediate SUBI Holdco II LLC, Closing Date Advance, 10.00%, 04/01/26(d)(q)		14,505	13,822,871

IT Services — 0.0%
Avaya, Inc., Tranche B-1 Term Loan, (1 mo. LIBOR US + 4.25%, 0.00% Floor), 7.07%, 12/15/27(c)		511	273,420
GoTo Group, Inc., Initial Term Loan (First Lien), (1 mo. LIBOR US + 4.75%, 0.00% Floor), 7.80%, 08/31/27(c)		6,616	4,571,328
Surf Holdings S.a r.l., Dollar Tranche Term Loan (First Lien), (3 mo. LIBOR US + 3.50%, 0.00% Floor), 6.67%, 03/05/27(c)		2,021	1,948,861

			6,793,609

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Leisure Products — 0.0%
J & J Ventures Gaming LLC, Initial Term Loan, (3 mo. LIBOR US + 4.00%, 0.75% Floor), 7.67%, 04/26/28(c)	USD	4,363	$4,125,718
OVG Business Services LLC, Initial Term Loan, (1 mo. LIBOR US + 6.25%, 1.00% Floor), 9.34%, 11/20/28(c)(d)		3,071	2,855,630

			6,981,348

Machinery — 0.1%
Apex Tool Group LLC, Initial Term Loan (First Lien), (1 mo. CME Term SOFR US + 5.25%, 0.50% Floor), 8.10%, 02/08/29(c)		6,657	5,866,662
Gates Global LLC, Initial B-3 Dollar Term Loan, (1 mo. LIBOR US + 2.50%, 0.75% Floor), 5.62%, 03/31/27(c)		788	755,180
Hydrofarm Holdings Group, Inc., Term Loan, (3 mo. LIBOR US + 5.50%, 1.00% Floor), 8.38%, 10/25/28(c)(d)		2,271	1,998,339

			8,620,181

Media — 0.1%
DirecTV Financing LLC, Closing Date Term Loan, (1 mo. LIBOR US + 5.00%, 0.75% Floor), 8.12%, 08/02/27(c)		4,765	4,427,082
Gray Television, Inc., Term D Loan, (1 mo. LIBOR US + 3.00%, 0.00% Floor), 5.56%, 12/01/28(c)		6,054	5,867,234

			10,294,316

Metals & Mining — 0.0%
American Rock Salt Co. LLC, Initial Loan (First Lien), (1 mo. LIBOR US + 4.00%, 0.75% Floor), 7.12%, 06/11/28(c)		1,262	1,162,110

Multi-Utilities — 0.0%
PG&E Corp., Loan, (1 mo. LIBOR US + 3.00%, 0.50% Floor), 6.13%, 01/01/22(c)		7,662	7,313,590

Oil, Gas & Consumable Fuels — 0.1%
Buckeye Partners LP, 2021 Tranche B-1 Term Loan, (1 mo. LIBOR US + 2.25%, 0.00% Floor), 5.37%, 11/01/26(c)		11,347	11,045,261
DT Midstream, Inc., Initial Term Loan, (1 mo. LIBOR US + 2.00%, 0.50% Floor), 5.13%, 06/10/28(c)		1,674	1,672,981
Southwestern Energy Co., Initial Loan, (3 mo. Term SOFR US + 2.50%, 0.50% Floor), 6.20%, 06/22/27(c)		4,222	4,153,486

			16,871,728

Pharmaceuticals — 0.0%
Jazz Pharmaceuticals Public Ltd. Co., Initial Dollar Term Loan, (1 mo. LIBOR US + 3.50%, 0.50% Floor), 6.62%, 05/05/28(c)		6,269	6,049,189

Professional Services — 0.0%
Vaco Holdings LLC, Initial Term Loan, (3 mo. CME Term SOFR US + 5.00%, 0.75% Floor), 8.70%, 01/21/29(c)		3,778	3,655,648

Real Estate Management & Development — 0.3%
BRE Park Avenue Tower Owner LLC, Mezzanine A Loan, (1 mo. LIBOR US + 2.05%, 0.00% Floor), 4.76%, 03/09/24(c)(d)		16,472	16,156,297
HP LQ Investment LP
Term Loan, (1 mo. CME Term SOFR US + 3.00%, 0.00% Floor), 5.60%, 12/09/24(c)(d)		10,073	9,802,290

Security	Par (000)		Value

Real Estate Management & Development (continued)
HP LQ Investment LP
Term Loan, (1 mo. CME Term SOFR US + 3.00%, 0.00% Floor), 6.05%, 12/09/24(c)(d)	USD	42	$41,194
MUPR 3 Assets LLC, Facility, (1 mo. SOFR US + 2.75%, 0.00% Floor), 5.03%, 03/25/24(c)(d)		8,130	8,109,446
Paradise Plaza Associates LLC
Term Loan, (1 mo. LIBOR US + 3.60%, 0.15% Floor), 6.30%, 12/07/26(c)(d)		12,152	11,841,779
Term Loan, (3 mo. LIBOR US + 3.60%, 0.15% Floor), 6.34%, 12/07/26(d)		10	9,633
Term Loan, (3 mo. LIBOR US + 3.60%, 0.15% Floor), 6.84%, 12/07/26(c)(d)		20	19,265

			45,979,904

Semiconductors & Semiconductor Equipment — 0.1%
Altar Bidco, Inc.
Initial Term Loan (First Lien), (1 yr. CME Term SOFR US + 3.10%, 0.50% Floor), 5.50%, 02/01/29(c)		7,840	7,316,066
Initial Term Loan (First Lien), (6 mo. CME Term SOFR US + 3.10%, 0.50% Floor), 4.95%, 02/01/29(c)		6,272	5,852,852
Initial Term Loan (Second Lien), (6 mo. CME Term SOFR US + 5.60%, 0.50% Floor), 7.35%, 02/01/30(c)		6,180	5,407,500

			18,576,418

Software — 0.2%
Avaya, Inc., Tranche B-3 Term Loan, (1 mo. CME Term SOFR US + 10.00%, 1.00% Floor), 12.85%, 12/15/27(c)		667	416,041
ConnectWise LLC, Initial Term Loan, (3 mo. LIBOR US + 3.50%, 0.50% Floor), 7.17%, 09/30/28(c)		6,339	5,911,208
Informatica LLC, Initial Term Loan, (1 mo. LIBOR US + 2.75%, 0.00% Floor), 5.88%, 10/29/28(c)		6,737	6,522,432
Interface Security Systems LLC, Initial Term Loan, (1 mo. LIBOR US + 7.00%, 1.75% Floor), 10.12%, 08/07/23(c)(d)		6,011	5,815,211
Ping Identity Corp., Term Loan, (1 mo. CME Term SOFR US + 3.75%, 0.50% Floor), 6.88%, 11/23/28(c)(d)		2,488	2,468,844
Project Ruby Ultimate Parent Corp., Closing Date Term Loan (First Lien), (1 mo. LIBOR US + 3.25%, 0.75% Floor), 6.37%, 03/10/28(c)		4,312	4,013,701

			25,147,437

Specialty Retail — 0.2%
Fanatics Commerce Intermediate Holdco LLC, Initial Term Loan, (3 mo. LIBOR US + 3.25%, 0.50% Floor), 6.06%, 11/23/28(c)(d)		5,334	5,133,682
Foundation Building Materials, Inc., Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 0.50% Floor), 6.06%, 01/29/28(c)		6,801	6,110,644
LBM Acquisition LLC, Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.75%, 0.75% Floor), 7.12%, 12/18/27(c)		10,823	9,421,399
Park River Holdings, Inc., Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.25%, 0.75% Floor), 5.53%, 12/28/27(c)		1,208	1,020,003
SRS Distribution, Inc., 2021 Refinancing Term Loan, (3 mo. LIBOR US + 3.50%, 0.50% Floor), 6.31%, 06/04/28(c)		5,486	5,051,296

			26,737,024

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Technology Hardware, Storage & Peripherals — 0.1%
Redstone Holdco 2 LP
Initial Loan (Second Lien), (3 mo. LIBOR US + 7.75%, 0.75% Floor), 10.52%, 08/06/29(c)	USD	4,728	$3,738,099
Initial Term Loan (First Lien), (3 mo. LIBOR US + 4.75%, 0.75% Floor), 7.53%, 04/27/28(c)		11,908	8,775,989

			12,514,088

Textiles, Apparel & Luxury Goods — 0.0%
Tory Burch LLC, Initial Term B Loan, (1 mo. LIBOR US + 3.00%, 0.50% Floor), 6.12%, 04/16/28(c)		3,480	3,166,754

Thrifts & Mortgage Finance — 0.1%
Caliber Home Loans, Inc., Advances, (1 mo. SOFR US + 3.00%, 0.00% Floor), 5.39%, 07/24/25(c)(d)		18,650	18,534,370

Total Floating Rate Loan Interests — 3.3%
(Cost: $608,129,871)			571,742,508

Foreign Agency Obligations

Argentina — 0.0%
YPF SA, 7.00%, 12/15/47(a)		1,491	741,773

Chile — 0.0%
Empresa Nacional del Petroleo, 3.75%, 08/05/26(e)		1,107	987,859

Colombia — 0.0%
Ecopetrol SA
4.13%, 01/16/25		2,211	2,013,807
6.88%, 04/29/30		4,346	3,650,640
Empresas Publicas de Medellin ESP
4.25%, 07/18/29(a)		941	673,991
4.38%, 02/15/31(a)		723	502,937
Oleoducto Central SA, 4.00%, 07/14/27(e)		657	508,477
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(e)		998	888,719

			8,238,571

Indonesia — 0.0%
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(e)		420	370,696
Freeport Indonesia PT, 4.76%, 04/14/27(a)		665	601,825

			972,521

Mexico — 0.1%
Comision Federal de Electricidad, 4.88%, 01/15/24(e)		443	433,033
Mexico City Airport Trust, 4.25%, 10/31/26(e)		1,107	974,160
Petroleos Mexicanos
4.88%, 01/18/24		1,107	1,069,362
7.19%, 09/12/24	MXN	25,657	1,148,806
6.88%, 10/16/25	USD	683	640,825
8.75%, 06/02/29(a)		3,867	3,279,564
6.70%, 02/16/32		1,818	1,269,691
5.50%, 06/27/44		600	313,200
6.75%, 09/21/47		817	453,435

			9,582,076

Morocco — 0.0%
OCP SA, 4.50%, 10/22/25(e)		547	520,778

Oman — 0.0%
OQ SAOC, 5.13%, 05/06/28(a)		633	566,060

Security	Par (000)		Value

South Africa — 0.0%
Eskom Holdings SOC Ltd., 7.13%, 02/11/25(e)	USD	672	$594,426

United Arab Emirates — 0.0%
DP World Salaam, 6.00%(e)(l)		550	530,234

Total Foreign Agency Obligations — 0.1%
(Cost: $26,111,846)			22,734,298

Foreign Government Obligations

Angola — 0.0%
Republic of Angola, 8.75%, 04/14/32(a)		1,078	793,678

Colombia — 0.0%
Colombian TES
7.00%, 03/26/31	COP	9,256,000	1,419,981
7.25%, 10/18/34		8,061,000	1,158,311
Republic of Colombia
4.50%, 03/15/29	USD	3,452	2,826,972
4.13%, 02/22/42		634	358,210
4.13%, 05/15/51		1,020	544,298

			6,307,772

Côte d’Ivoire — 0.0%
Republic of Côte d’Ivoire, 6.63%, 03/22/48(e)	EUR	952	549,483

Finland — 0.2%
Republic of Finland, 1.50%, 09/15/32(a)(e)		42,100	36,693,849

Ghana — 0.0%
Republic of Ghana, 7.63%, 05/16/29(e)	USD	687	254,190

Indonesia — 0.1%
Republic of Indonesia
2.85%, 02/14/30		2,600	2,221,863
3.05%, 03/12/51		11,595	7,682,963

			9,904,826

Mexico — 0.2%
United Mexican States
2.66%, 05/24/31		16,739	12,838,813
8.50%, 11/18/38	MXN	121,500	5,450,367
4.50%, 01/31/50	USD	25,868	18,557,056

			36,846,236

Mongolia — 0.0%
Mongolian People’s Republic, 5.13%, 04/07/26(e)		1,103	854,946

Oman — 0.0%
Sultanate of Oman
4.75%, 06/15/26(e)		1,804	1,673,210
6.75%, 10/28/27(e)		1,746	1,715,227

			3,388,437

Panama — 0.1%
Republic of Panama
3.88%, 03/17/28		7,669	6,949,073
4.50%, 04/01/56		10,739	7,197,143

			14,146,216

Peru — 0.1%
Republic of Peru
4.13%, 08/25/27		6,860	6,479,699
3.55%, 03/10/51		9,365	6,226,554

			12,706,253

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Philippines — 0.1%
Republic of the Philippines
3.00%, 02/01/28	USD	11,468	$10,437,142
3.20%, 07/06/46		12,110	8,084,757

			18,521,899

Russian Federation — 0.0%
Russian Federation, 6.10%, 07/18/35(f)(k)	RUB	909,930	4,761,262

Sri Lanka — 0.0%
Republic of Sri Lanka
5.75%, 04/18/23(e)(f)(k)	USD	200	49,850
6.85%, 03/14/24(e)(f)(k)		628	153,193
6.35%, 06/28/24(e)(f)(k)		459	112,254
6.83%, 07/18/26(e)(f)(k)		200	50,037

			365,334

Turkey — 0.0%
Republic of Turkey, 4.88%, 04/16/43		2,796	1,572,750

Ukraine — 0.0%
Ukraine Government
7.38%, 09/25/34(a)(f)(k)		728	132,860
7.25%, 03/15/35(a)(f)(k)		918	167,535

			300,395

Uruguay — 0.1%
Republic of Uruguay
4.38%, 10/27/27		5,923	5,829,723
5.10%, 06/18/50		6,207	5,653,049

			11,482,772

Total Foreign Government Obligations — 0.9% (Cost: $206,411,869)			159,450,298

	Shares

Investment Companies

Fixed-Income Funds — 0.0%
Invesco BulletShares 2022 High Yield Corporate Bond ETF		136,000	2,987,920

Total Investment Companies — 0.0% (Cost: $3,108,960)			2,987,920

	Par (000)

Municipal Bonds

California — 0.3%
Bay Area Toll Authority, RB, Series S1, 7.04%, 04/01/50	USD	9,275	11,408,577
Los Angeles Community College District, GO, 6.60%, 08/01/42		3,990	4,489,989
Los Angeles Unified School District
GO, 5.75%, 07/01/34		555	566,819
GO, 6.76%, 07/01/34		9,940	10,946,910
State of California
GO, 7.55%, 04/01/39		4,000	4,920,619
Refunding GO, 4.60%, 04/01/38		22,215	20,671,372
University of California, RB, 4.86%, 05/15/2112		2,467	2,050,022

			55,054,308

Georgia — 0.0%
Municipal Electric Authority of Georgia, RB, 6.64%, 04/01/57		3,263	3,428,768

Security	Par (000)		Value

Illinois — 0.1%
State of Illinois, GO, 5.10%, 06/01/33	USD	17,635	$16,763,473

Massachusetts — 0.0%
Massachusetts HFA, RB, Series A, 4.50%, 12/01/48		965	856,125

New Jersey — 0.0%
New Jersey Turnpike Authority, RB, Series F, 7.41%, 01/01/40		3,126	3,805,128

New York — 0.1%
Metropolitan Transportation Authority
RB, 5.87%, 11/15/39		985	984,849
RB, 6.67%, 11/15/39		470	498,103
RB, Series E, 6.81%, 11/15/40		1,025	1,111,636
New York City Water & Sewer System
RB, 6.01%, 06/15/42		850	925,398
RB, 5.88%, 06/15/44		1,665	1,805,583
New York State Dormitory Authority, RB, Series H,
5.39%, 03/15/40		1,470	1,487,098
Port Authority of New York & New Jersey
RB, 5.65%, 11/01/40		2,780	2,837,749
RB, 4.96%, 08/01/46		5,020	4,784,766
RB, 4.93%, 10/01/51		1,400	1,328,784

			15,763,966

Ohio — 0.1%
American Municipal Power, Inc., RB, Series B, 8.08%, 02/15/50		3,555	4,684,974

Texas — 0.1%
City of San Antonio, TX Electric & Gas Systems Revenue, RB, 5.81%, 02/01/41		4,375	4,547,379
State of Texas, GO, 5.52%, 04/01/39		5,715	5,970,857

			10,518,236

Total Municipal Bonds — 0.7% (Cost: $130,366,959)			110,874,978

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.8%
Ajax Mortgage Loan Trust
Series 2021-G, Class A, 1.88%, 06/25/61(a)(c)		45,336	41,258,890
Series 2021-G, Class B, 3.75%, 06/25/61(a)(c)		8,006	7,280,473
Series 2021-G, Class C, 0.00%, 06/25/61(a)		14,490	13,806,970
Series 2022-A, Class A1, 3.50%, 10/25/61(a)(b)(d)		24,418	23,338,737
Series 2022-A, Class A2, 3.00%, 10/25/61(a)(c)(d)		1,244	1,143,512
Series 2022-A, Class A3, 3.00%, 10/25/61(a)(c)(d)		664	606,821
Series 2022-A, Class B, 3.00%, 10/25/61(a)(d)		4,977	3,244,204
Series 2022-A, Class C, 3.00%, 10/25/61(a)(d)		2,476	2,542,113
Series 2022-A, Class M1, 3.00%, 10/25/61(a)(d)		726	640,575
Series 2022-A, Class M2, 3.00%, 10/25/61(a)(d)		3,256	2,655,594
Series 2022-A, Class M3, 3.00%, 10/25/61(a)(d)		207	159,049
Series 2022-B, Class A1, 3.50%, 03/27/62(a)(b)(d)		30,421	29,569,527
Series 2022-B, Class A2, 3.00%, 03/27/62(a)(c)(d)		937	882,468
Series 2022-B, Class A3, 3.00%, 03/27/62(a)(c)(d)		803	761,557
Series 2022-B, Class B, 3.00%, 03/27/62(a)(d)		4,464	2,895,602
Series 2022-B, Class C, 3.00%, 03/27/62(a)(d)		2,481	2,299,262
Series 2022-B, Class M1, 3.00%, 03/27/62(a)(d)		603	544,389

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Ajax Mortgage Loan Trust
Series 2022-B, Class M2, 3.00%, 03/27/62(a)(d)	USD	2,991	$2,504,927
American Home Mortgage Assets Trust
Series 2006-3, Class 2A11, (12 mo. Federal Reserve Cumulative Average US + 0.94%), 2.04%, 10/25/46(c)		646	461,071
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.21%), 3.29%, 10/25/46(c)		1,751	968,014
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.70%), 1.80%, 02/25/47(c)		632	262,794
Angel Oak Mortgage Trust, Series 2020-4, Class A3, 2.81%, 06/25/65(a)(c)		1,142	1,062,475
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A3, 3.30%, 07/26/49(a)(c)		244	242,208
Angel Oak Mortgage Trust LLC
Series 2020-3, Class A3, 2.87%, 04/25/65(a)(c)		1,837	1,688,998
Series 2020-3, Class M1, 3.81%, 04/25/65(a)(c)		4,120	3,623,153
APS Resecuritization Trust
Series 2016-1, Class 1MZ, 3.12%, 07/31/57(a)(c)		7,879	2,951,130
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.85%), 5.93%, 09/27/46(a)(c)		1,414	1,411,774
ARI Investments LLC, Series 2019-1, 4.55%, 01/30/25(d)		2,925	2,836,922
Banc of America Funding Trust
Series 2014-R2, Class 1C, 0.00%, 11/26/36(a)(c)		3,613	950,689
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(a)(c)		1,096	1,064,311
Barclays Mortgage Loan Trust
Series 2021-NPL1, Class A, 2.00%, 11/25/51(a)(b)		25,244	23,858,737
Series 2021-NPL1, Class B, 4.63%, 11/25/51(a)(b)		3,139	2,978,581
Series 2021-NPL1, Class C, 0.00%, 11/25/51(a)(d)		7,088	6,462,406
Series 2022-NQM1, Class A1, 4.55%, 07/25/52(a)(c)		6,430	6,133,259
BCAP LLC Trust, Series 2011-RR5, Class 11A5, (1 mo. LIBOR US + 0.15%), 2.74%, 05/28/36(a)(c)		2,498	2,362,414
Bear Stearns ALT-A Trust, Series 2007-1, Class 1A1, (1 mo. LIBOR US + 0.32%), 3.40%, 01/25/47(c)		982	843,521
Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC9, Class A5, 6.25%, 12/25/35(b)		164	110,347
Bear Stearns Mortgage Funding Trust
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.28%), 3.36%, 08/25/36(c)		441	425,400
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.17%), 3.25%, 03/25/37(c)		216	199,976
Series 2007-AR3, Class 1A1, (1 mo. LIBOR US + 0.14%), 3.22%, 03/25/37(c)		380	324,978
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.21%), 3.29%, 06/25/37(c)		352	324,814
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 0.00%, 12/25/35(a)(c)(d)(r)		3	2,571
Chase Mortgage Finance Trust, Series 2007-S6,
Class 1A1, 6.00%, 12/25/37		19,346	8,970,663

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
CHNGE Mortgage Trust
Series 2022-1, Class A1, 3.01%, 01/25/67(a)(c)	USD	2,518	$2,307,782
Series 2022-4, Class A1, 6.00%, 10/25/57(a)(c)		909	888,104
Citicorp Mortgage Securities Trust
Series 2007-9, Class 1A1, 6.25%, 12/25/37		1,209	1,001,757
Series 2008-2, Class 1A1, 6.50%, 06/25/38		3,647	2,769,753
CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A11, 6.00%, 06/25/37		560	493,649
COLT Mortgage Loan Trust, Series 2020-3, Class A3, 2.38%, 04/27/65(a)(c)		396	372,992
Countrywide Alternative Loan Trust
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.35%), 3.43%, 06/25/35(c)		2,967	2,539,416
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.00%), 2.10%, 02/25/36(c)		514	469,193
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		1,418	774,681
Series 2006-15CB, Class A1, 6.50%, 06/25/36		316	162,866
Series 2006-23CB, Class 2A5, (1 mo. LIBOR US + 0.40%), 3.48%, 08/25/36(c)		4,869	1,035,173
Series 2006-OA14, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 1.73%), 2.83%, 11/25/46(c)		2,213	1,762,951
Series 2006-OA16, Class A2, (1 mo. LIBOR US + 0.38%), 3.46%, 10/25/46(c)		2,501	2,222,736
Series 2006-OA16, Class A4C, (1 mo. LIBOR US + 0.68%), 3.76%, 10/25/46(c)		4,110	3,188,106
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 3.18%, 03/20/47(c)		5,787	4,589,065
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.38%), 3.46%, 07/25/46(c)		278	237,761
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.46%), 3.54%, 11/25/36(c)		1,616	1,421,545
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.50%), 3.58%, 07/25/46(c)		1,820	1,629,104
Series 2007-14T2, Class A1, 6.00%, 07/25/37		2,113	1,151,206
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		272	137,917
Series 2007-OA3, Class 1A1, (1 mo. LIBOR US + 0.28%), 3.36%, 04/25/47(c)		670	590,358
Series 2007-OA3, Class 2A2, (1 mo. LIBOR US + 0.36%), 3.44%, 04/25/47(c)		6	387
Series 2007-OA8, Class 2A1, (1 mo. LIBOR US + 0.36%), 3.44%, 06/25/47(c)		215	163,429
Series 2007-OH2, Class A2A, (1 mo. LIBOR US + 0.48%), 3.56%, 08/25/47(c)		283	232,751
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-29, Class 1A1, (1 mo. LIBOR US + 0.54%), 3.62%, 02/25/35(c)		160	145,680
Series 2006-OA4, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.96%), 2.06%, 04/25/46(c)		1,209	393,922
Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.40%), 3.48%, 04/25/46(c)		448	417,965
Series 2007-15, Class 2A2, 6.50%, 09/25/37		7,442	3,369,863
Credit Suisse Mortgage Capital Certificates Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)		8,102	3,341,868
Series 2021-RPL9, Class A1, 2.44%, 02/25/61(a)(c)		11,671	10,670,217

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Credit Suisse Mortgage Trust
Series 2014-4R, Class 16A3, (1 mo. LIBOR US + 0.20%), 2.64%, 02/27/36(a)(c)	USD	491	$486,034
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.12%), 2.56%, 08/27/36(a)(c)		868	638,345
Series 2020-SPT1, Class M1, 3.39%, 04/25/65(a)(c)		4,796	4,599,129
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, (1 mo. LIBOR US + 1.35%), 4.43%, 11/25/35(c)		1,201	234,968
Deephaven Residential Mortgage Trust, Series 2020-2, Class A3, 2.86%, 05/25/65(a)		3,800	3,651,070
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, (1 mo. LIBOR US + 0.34%), 3.42%, 08/25/47(c)		862	877,140
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, (1 mo. LIBOR US + 0.50%), 5.67%, 01/27/37(a)(c)		3	3,070
Deutsche Alt-B Securities Mortgage Loan Trust
Series 2006-AB3, Class A3, 6.51%, 07/25/36(c)		322	263,771
Series 2006-AB3, Class A8, 6.36%, 07/25/36(c)		205	168,208
GCAT Trust, Series 2022-NQM4, Class A1, 5.27%, 08/25/67(a)(b)		6,492	6,292,908
GreenPoint Mortgage Funding Trust, Series 2006- AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.00%), 3.10%, 03/25/36(c)		578	551,194
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ2, Class B4, 4.34%, 11/25/49(a)(c)		1,473	1,309,319
GSR Mortgage Loan Trust
Series 2007-1F, Class 2A4, 5.50%, 01/25/37		73	87,076
Series 2007-OA2, Class 2A1, 2.34%, 06/25/47(c)		972	632,281
HarborView Mortgage Loan Trust
Series 2006-12, Class 1A1A, (1 mo. LIBOR US + 0.21%), 3.20%, 12/19/36(c)		5,649	4,763,091
Series 2007-4, Class 2A2, (1 mo. LIBOR US + 0.25%), 3.24%, 07/19/47(c)		460	410,126
Homeward Opportunities Fund I Trust
Series 2020-2, Class A2, 2.64%, 05/25/65(a)(c)		4,767	4,625,207
Series 2020-2, Class A3, 3.20%, 05/25/65(a)(c)		5,763	5,455,342
Series 2022-1, Class A1, 5.08%, 07/25/67(a)(b)		6,330	6,142,960
Impac CMB Trust
Series 2004-11, Class 1A2, (1 mo. LIBOR US + 0.52%), 3.60%, 03/25/35(c)		801	807,394
Series 2005-6, Class 1A1, (1 mo. LIBOR US + 0.50%), 3.58%, 10/25/35(c)		582	541,473
Impac Secured Assets Trust, Series 2006-3, Class A1, (1 mo. LIBOR US + 0.34%), 3.42%, 11/25/36(c)		1,086	942,877
IndyMac Index Mortgage Loan Trust
Series 2006-AR15, Class A1, (1 mo. LIBOR US + 0.24%), 3.32%, 07/25/36(c)		335	307,094
Series 2007-AR19, Class 3A1, 3.37%, 09/25/37(c)		2,631	1,778,898
Series 2007-FLX5, Class 2A2, (1 mo. LIBOR US + 0.24%), 3.32%, 08/25/37(c)		604	529,820
JPMorgan Alternative Loan Trust
Series 2007-A1, Class 1A4, (1 mo. LIBOR US + 0.42%), 3.50%, 03/25/37(c)		1,117	1,084,556
Series 2007-A2, Class 2A1, 3.63%, 05/25/37(c)		206	175,469

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2021-4, Class B2, 2.88%, 08/25/51(a)(c)	USD	3,949	$2,979,804
Series 2021-4, Class B3, 2.90%, 08/25/51(a)(c)		3,727	2,782,201
Series 2021-INV5, Class A5A, 2.50%, 12/25/51(a)(c)		9,846	7,720,435
Series 2021-INV5, Class B4, 3.19%, 12/25/51(a)(c)		1,311	827,064
Series 2021-INV5, Class B5, 3.19%, 12/25/51(a)(c)		459	270,920
Series 2021-INV5, Class B6, 3.05%, 12/25/51(a)(c)		1,572	527,229
Series 2021-INV7, Class A3A, 2.50%, 02/25/52(a)(c)		28,415	24,303,909
Series 2021-INV7, Class A4A, 2.50%, 02/25/52(a)(c)		10,539	7,120,473
Series 2021-INV7, Class A5A, 2.50%, 02/25/52(a)(c)		5,919	4,640,736
Series 2021-INV7, Class B1, 3.27%, 02/25/52(a)(c)		3,317	2,671,776
Series 2021-INV7, Class B2, 3.27%, 02/25/52(a)(c)		779	616,184
Series 2021-INV7, Class B3, 3.27%, 02/25/52(a)(c)		1,083	813,184
Series 2021-INV7, Class B4, 3.27%, 02/25/52(a)(c)		576	363,104
Series 2021-INV7, Class B5, 3.27%, 02/25/52(a)(c)		237	139,464
Series 2021-INV7, Class B6, 3.15%, 02/25/52(a)(c)		778	251,778
Legacy Mortgage Asset Trust
Series 2020-SL1, Class A, 2.73%, 01/25/60(a)(b)		1,375	1,337,445
Series 2021-GS2, Class A1, 1.75%, 04/25/61(a)(b)		19,983	18,540,059
Lehman XS Trust
Series 2007-16N, Class AF2, (1 mo. LIBOR US + 1.90%), 4.98%, 09/25/47(c)		2,023	2,395,903
Series 2007-20N, Class A1, (1 mo. LIBOR US + 2.30%), 5.38%, 12/25/37(c)		529	533,291
Loan Revolving Advance Investment Trust, Series 2021-2, Class A1X, (1 mo. LIBOR US + 2.75%), 4.72%, 06/30/23(a)(c)		22,224	22,025,031
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.83%, 08/25/37(a)(c)		682	440,310
MCM Trust
Series 2021-VFN1, Class Cert, 3.00%, 08/25/28(d)		10,549	7,046,653
Series 2021-VFN1, Class Note, 3.00%, 08/25/28(d)		20,126	19,697,863
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1 mo. LIBOR US + 0.42%), 3.50%, 04/25/37(c)		1,257	1,058,104
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 3.39%, 05/25/36(c)		734	659,936
MFA Trust
Series 2020-NQM1, Class A3, 2.30%, 08/25/49(a)(c)		188	181,723
Series 2021-NQM1, Class B1, 3.51%, 04/25/65(a)(c)		3,310	3,034,077
Series 2022-NQM3, Class A1, 5.57%, 09/25/67(a)(b)		5,440	5,410,366

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Morgan Stanley Resecuritization Trust, Series 2013-R7, Class 1B, (1 mo. LIBOR US + 0.16%), 2.76%, 12/26/46(a)(c)	USD	759	$700,160
Morgan Stanley Residential Mortgage Loan Trust, Series 2014-1A, Class B3, 3.72%, 06/25/44(a)(c)		323	308,005
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.34%), 2.90%, 04/16/36(a)(c)		2,516	2,361,063
NACC Reperforming Loan REMIC Trust
Series 2004-R1, Class A1, 6.50%, 03/25/34(a)		1,956	1,651,793
Series 2004-R1, Class A2, 7.50%, 03/25/34(a)		449	387,988
New Residential Mortgage Loan Trust
Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(c)		963	922,163
Series 2020-RPL1, Class B3, 3.88%, 11/25/59(a)(c)		6,210	4,460,028
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2001-R1A, Class A, 7.00%, 02/19/30(a)(c)		314	297,655
Series 2006-AF1, Class 1A4, 7.13%, 05/25/36(b)		533	126,877
Series 2007-2, Class A4, (1 mo. LIBOR US + 0.42%), 3.50%, 06/25/37(c)		292	259,430
NYMT Loan Trust, Series 2020-SP2, Class A1, 2.94%, 10/25/60(a)(c)		12,620	12,133,034
OBX Trust, Series 2022-NQM7, Class A1, 5.11%, 08/25/62(a)(b)		4,300	4,164,744
PRKCM Trust
Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(c)		1,615	1,332,845
Series 2022-AFC1, Class A1A, 4.10%, 04/25/57(a)(c)		894	833,871
Series 2022-AFC2, Class A1, 5.34%, 08/25/57(a)(c)		6,497	6,332,476
RALI Trust, Series 2007-QH9, Class A1, 2.63%, 11/25/37(c)		502	444,817
RCO VI Mortgage LLC, Series 2022-1, Class A1, 3.00%, 01/25/27(a)(b)		15,377	14,428,266
Reperforming Loan REMIC Trust
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.34%), 3.42%, 06/25/35(a)(c)		281	266,260
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.40%), 3.48%, 09/25/35(a)(c)		90	80,188
Residential Mortgage Loan Trust
Series 2020-2, Class A2, 2.51%, 05/25/60(a)(c)		3,500	3,390,340
Series 2020-2, Class M1, 3.57%, 05/25/60(a)(c)		7,854	7,609,841
RFMSI Series Trust, Series 2006-SA2, Class 2A1, 4.82%, 08/25/36(c)		5,019	3,600,871
RMF Buyout Issuance Trust
Series 2021-HB1, Class M3, 3.69%, 11/25/31(a)(c)		3,112	2,762,509
Series 2021-HB1, Class M6, 6.00%, 11/25/31(a)(c)(d)		1,923	1,550,777
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class BX, 3.78%, 05/25/57(c)		528	198,587
Seasoned Loans Structured Transaction Trust, Series 2020-2, Class M1, 4.75%, 09/25/60(a)(c)		15,220	14,422,830
Sequoia Mortgage Trust, Series 2007-3, Class 2AA1, 3.20%, 07/20/37(c)		835	685,291

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 09/25/67(a)(b)	USD	1,354	$1,312,855
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.25%, 04/25/36(c)		594	382,851
Structured Asset Mortgage Investments II Trust
Series 2006-AR4, Class 3A1, (1 mo. LIBOR US + 0.38%), 3.46%, 06/25/36(c)		1,832	1,551,601
Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.42%), 3.50%, 05/25/46(c)		333	214,822
Thornburg Mortgage Securities Trust
Series 2006-3, Class A1, 2.64%, 06/25/46(c)		1,045	727,624
Series 2007-3, Class 4A1, (12 mo. LIBOR US + 1.25%), 6.05%, 06/25/47(c)		61	57,567
TVC DSCR
Series 21-1, Class A, 2.38%, 02/01/51(d)		28,642	27,719,454
Series 21-1, Class CERT, 0.00%, 02/01/51(d)		7,160	9,155,325
TVC Mortgage Trust, Series 2020-RTL1, Class A1, 3.47%, 09/25/24(a)		775	771,848
Verus Securitization Trust
Series 2019-INV2, Class M1, 3.50%, 07/25/59(a)(c)		835	785,833
Series 2020-4, Class A3, 2.32%, 05/25/65(a)(b)		962	919,816
Series 2020-4, Class M1, 3.29%, 05/25/65(a)(c)		3,120	2,925,423
Series 2020-5, Class M1, 2.60%, 05/25/65(a)(c)		2,312	1,968,925
Series 2020-INV1, Class A2, 3.04%, 03/25/60(a)(c)		1,895	1,809,899
Series 2020-INV1, Class A3, 3.89%, 03/25/60(a)(c)		1,800	1,727,184
Series 2022-1, Class B1, 4.01%, 01/25/67(a)(c)		1,354	1,007,103
Visio Trust
Series 2019-2, Class B1, 3.91%, 11/25/54(a)(c)		906	747,867
Series 2020-1, Class M1, 4.45%, 08/25/55(a)(c)		1,100	974,882
Vista Point Securitization Trust
Series 2020-2, Class A3, 2.50%, 04/25/65(a)(c)		1,182	1,113,158
Series 2020-2, Class B1, 4.90%, 04/25/65(a)(c)		640	605,533
Series 2020-2, Class M1, 3.40%, 04/25/65(a)(c)		1,480	1,371,517
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2006-1, Class 4CB, 6.50%, 02/25/36		945	753,369
Series 2006-4, Class 1A1, 6.00%, 04/25/36		1,886	1,710,309
Series 2006-4, Class 3A1, 7.00%, 05/25/36(b)		883	758,049
Series 2006-4, Class 3A5, 6.85%, 05/25/36(b)		342	293,927
Series 2007-OA5, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.75%), 1.85%, 06/25/47(c)		2,591	2,214,824
Series 2007-OA5, Class 2A, (12 mo. Federal Reserve Cumulative Average US + 0.80%), 1.90%, 06/25/47(c)		1,214	956,033
Western Alliance CLN, Series 2021-CL1, Class M, 5.63%, 12/28/24		54,690	54,648,415
Western Mortgage Reference Notes
Series 2021-CL2, Class M1, (SOFR (30-day) + 3.15%), 5.43%, 07/25/59(a)(c)		9,023	8,939,310
Series 2021-CL2, Class M2, (SOFR (30-day) + 3.70%), 5.98%, 07/25/59(a)(c)		9,076	8,993,067

			663,717,014

Commercial Mortgage-Backed Securities — 4.8%
1211 Avenue of the Americas Trust Series 2015-1211, Class C, 4.28%, 08/10/35(a)(c)		600	537,718
Series 2015-1211, Class D, 4.28%, 08/10/35(a)(c)		4,972	4,359,323

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
1211 Avenue of the Americas Trust
Series 2015-1211, Class E, 4.28%, 08/10/35(a)(c)	USD	1,110	$927,067
245 Park Avenue Trust
Series 2017-245P, Class D, 3.78%, 06/05/37(a)(c)		480	381,830
Series 2017-245P, Class E, 3.78%, 06/05/37(a)(c)		2,463	1,904,527
280 Park Avenue Mortgage Trust
Series 2017-280P, Class D, (1 mo. LIBOR US + 1.54%), 4.24%, 09/15/34(a)(c)		2,920	2,743,819
Series 2017-280P, Class E, (1 mo. LIBOR US + 2.12%), 4.82%, 09/15/34(a)(c)		5,835	5,395,309
Series 2017-280P, Class F, (1 mo. LIBOR US + 2.83%), 5.53%, 09/15/34(a)(c)		630	576,391
Alen Mortgage Trust, Series 2021-ACEN, Class D, (1 mo. LIBOR US + 3.10%), 5.92%, 04/15/34(a)(c)		2,670	2,451,359
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class E, 1.75%, 05/15/53(a)(d)		636	410,156
AREIT LLC, Series 2022-CRE7, Class A, (1 mo. CME Term SOFR + 2.24%), 5.26%, 06/17/39(a)(c)		5,030	4,967,215
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.10%), 4.92%, 04/15/35(a)(c)		1,525	1,428,425
Atrium Hotel Portfolio Trust
Series 2017-ATRM, Class D, (1 mo. LIBOR US + 1.95%), 4.77%, 12/15/36(a)(c)		4,840	4,487,652
Series 2017-ATRM, Class E, (1 mo. LIBOR US + 3.05%), 5.87%, 12/15/36(a)(c)		568	513,776
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class F, 3.72%, 04/14/33(a)(c)		2,691	2,338,511
Series 2017-SCH, Class AF, (1 mo. LIBOR US + 1.00%), 3.82%, 11/15/33(a)(c)		150	141,288
Series 2017-SCH, Class BF, (1 mo. LIBOR US + 1.40%), 4.22%, 11/15/33(a)(c)		2,870	2,660,263
Series 2017-SCH, Class CL, (1 mo. LIBOR US + 1.50%), 4.32%, 11/15/32(a)(c)		970	853,465
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 4.82%, 11/15/32(a)(c)		1,930	1,607,274
Series 2018-DSNY, Class C, (1 mo. LIBOR US + 1.35%), 4.17%, 09/15/34(a)(c)		350	333,246
Series 2018-DSNY, Class D, (1 mo. LIBOR US + 1.70%), 4.52%, 09/15/34(a)(c)		3,275	3,099,118
BANK
Series 2019-BN21, Class A5, 2.85%, 10/17/52		1,088	931,350
Series 2021-BN37, Class A5, 2.62%, 11/15/64(c)		1,744	1,416,935
Bayview Commercial Asset Trust
Series 2005-3A, Class A1, (1 mo. LIBOR US + 0.48%), 3.56%, 11/25/35(a)(c)		1,784	1,622,179
Series 2005-4A, Class A1, (1 mo. LIBOR US + 0.45%), 3.53%, 01/25/36(a)(c)		3,648	3,307,122
Series 2005-4A, Class A2, (1 mo. LIBOR US + 0.59%), 3.67%, 01/25/36(a)(c)		57	51,594
Series 2005-4A, Class M1, (1 mo. LIBOR US + 0.68%), 3.76%, 01/25/36(a)(c)		151	135,723

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Bayview Commercial Asset Trust
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.54%), 3.62%, 04/25/36(a)(c)	USD	187	$166,579
Series 2006-2A, Class A2, (1 mo. LIBOR US + 0.42%), 3.50%, 07/25/36(a)(c)		627	574,019
Series 2006-3A, Class A1, (1 mo. LIBOR US + 0.38%), 3.46%, 10/25/36(a)(c)		287	267,736
Series 2006-3A, Class A2, (1 mo. LIBOR US + 0.45%), 3.53%, 10/25/36(a)(c)		200	187,016
Series 2006-4A, Class A1, (1 mo. LIBOR US + 0.35%), 3.43%, 12/25/36(a)(c)		1,139	1,042,811
Series 2007-1, Class A2, (1 mo. LIBOR US + 0.27%), 3.35%, 03/25/37(a)(c)		932	852,644
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.50%), 4.58%, 12/25/37(a)(c)		2,232	2,040,898
Series 2008-2, Class A4A, (1 mo. LIBOR US + 2.50%), 5.58%, 04/25/38(a)(c)		1,687	1,641,853
BBCMS Mortgage Trust
Series 2017-DELC, Class F, (1 mo. LIBOR US + 3.63%), 6.44%, 08/15/36(a)(c)		1,807	1,688,889
Series 2018-CHRS, Class E, 4.41%, 08/05/38(a)(c)		980	687,258
Series 2018-TALL, Class A, (1 mo. LIBOR US + 0.72%), 3.54%, 03/15/37(a)(c)		918	863,956
Series 2022-C16, Class A5, 4.60%, 06/15/55(c)		2,126	2,028,910
Series 2022-C17, Class A5, 4.44%, 09/15/55		840	791,426
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(a)		2,017	1,872,497
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36(a)(c)		790	696,482
BDS LLC, Series 2022-FL12, Class A, (1 mo. CME Term SOFR + 2.14%), 4.60%, 08/19/38(a)(c)		3,060	3,037,146
Beast Mortgage Trust
Series 2021-SSCP, Class B, (1 mo. LIBOR US + 1.10%), 3.92%, 04/15/36(a)(c)		3,731	3,491,409
Series 2021-SSCP, Class C, (1 mo. LIBOR US + 1.35%), 4.17%, 04/15/36(a)(c)		4,582	4,240,408
Series 2021-SSCP, Class D, (1 mo. LIBOR US + 1.60%), 4.42%, 04/15/36(a)(c)		4,292	3,920,955
Series 2021-SSCP, Class E, (1 mo. LIBOR US + 2.10%), 4.92%, 04/15/36(a)(c)		3,650	3,310,463
Series 2021-SSCP, Class F, (1 mo. LIBOR US + 2.90%), 5.72%, 04/15/36(a)(c)		3,508	3,214,728
Series 2021-SSCP, Class G, (1 mo. LIBOR US + 3.80%), 6.62%, 04/15/36(a)(c)		3,947	3,616,503
Series 2021-SSCP, Class H, (1 mo. LIBOR US + 4.90%), 7.72%, 04/15/36(a)(c)		2,773	2,545,277
Benchmark Mortgage Trust
Series 2018-B3, Class D, 3.19%, 04/10/51(a)(c)		50	36,619
Series 2018-B5, Class A3, 3.94%, 07/15/51		4,840	4,483,128
Series 2021-B29, Class A5, 2.39%, 09/15/54		3,136	2,501,945
Series 2022-B35, Class A5, 4.59%, 05/15/55(c)		3,280	3,100,825
BFLD Trust, Series 2020-EYP, Class E, (1 mo. LIBOR US + 3.70%), 6.52%, 10/15/35(a)(c)		5,885	5,426,557
BHMS, Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.25%), 4.07%, 07/15/35(a)(c)		2,770	2,674,521
BMO Mortgage Trust, Series 2022-C2, Class A5, 4.97%, 07/15/54(c)		2,336	2,287,873
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1 mo. CME Term SOFR + 1.77%), 4.62%, 05/15/39(a)(c)		2,431	2,379,425

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
BPR Trust, Series 2022-SSP, Class A, (1 mo. CME Term SOFR + 3.00%), 5.85%, 05/15/39(a)(c)	USD	1,270	$1,250,498
BWAY Mortgage Trust
Series 2013-1515, Class A2, 3.45%, 03/10/33(a)		3,004	2,847,202
Series 2013-1515, Class D, 3.63%, 03/10/33(a).		1,400	1,250,757
Series 2013-1515, Class E, 3.72%, 03/10/33(a)		250	219,597
Series 2013-1515, Class F, 4.06%, 03/10/33(a)(c)		250	222,075
BX Commercial Mortgage Trust
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 5.12%, 10/15/36(a)(c)		18,463	17,677,222
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 5.47%, 10/15/36(a)(c)		25,571	24,418,080
Series 2020-VIV2, Class C, 3.66%, 03/09/44(a)(c)		2,550	2,010,999
Series 2020-VIV3, Class B, 3.66%, 03/09/44(a)(c)		320	266,882
Series 2020-VIV4, Class A, 2.84%, 03/09/44(a)		4,098	3,309,815
Series 2020-VKNG, Class F, (1 mo. LIBOR US + 2.75%), 5.57%, 10/15/37(a)(c)		3,479	3,220,848
Series 2021-21M, Class E, (1 mo. LIBOR US + 2.17%), 4.99%, 10/15/36(a)(c)		4,241	3,979,760
Series 2021-CIP, Class E, (1 mo. LIBOR US + 2.82%), 5.64%, 12/15/38(a)(c)		8,799	8,203,891
Series 2021-NWM, Class A, (1 mo. LIBOR US + 0.91%), 3.73%, 02/15/33(a)(c)(d)		14,244	13,532,252
Series 2021-NWM, Class B, (1 mo. LIBOR US + 2.15%), 4.97%, 02/15/33(a)(c)(d)		8,727	8,291,066
Series 2021-NWM, Class C, (1 mo. LIBOR US + 4.25%), 7.07%, 02/15/33(a)(c)(d)		5,842	5,550,145
Series 2021-SOAR, Class A, (1 mo. LIBOR US + 0.67%), 3.49%, 06/15/38(a)(c)		815	779,101
Series 2022-CSMO, Class C, (1 mo. CME Term SOFR + 3.89%), 6.73%, 06/15/27(a)(c)		1,760	1,733,570
Series 2022-LP2, Class F, (1 mo. CME Term SOFR + 3.26%), 6.18%, 02/15/39(a)(c)		3,142	2,904,236
BX Trust
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)		1,183	985,421
Series 2019-OC11, Class D, 4.08%, 12/09/41(a)(c)		8,267	6,747,297
Series 2019-OC11, Class E, 4.08%, 12/09/41(a)(c)		8,492	6,458,581
Series 2021-ARIA, Class D, (1 mo. LIBOR US + 1.90%), 4.71%, 10/15/36(a)(c)		2,090	1,938,155
Series 2021-ARIA, Class G, (1 mo. LIBOR US + 3.14%), 5.96%, 10/15/36(a)(c)		6,604	5,876,904
Series 2021-LBA, Class FJV, (1 mo. LIBOR US + 2.40%), 5.22%, 02/15/36(a)(c)		6,390	5,666,737
Series 2021-LBA, Class FV, (1 mo. LIBOR US + 2.40%), 5.22%, 02/15/36(a)(c)		5,128	4,547,579
Series 2021-LBA, Class GJV, (1 mo. LIBOR US + 3.00%), 5.82%, 02/15/36(a)(c)		8,390	7,353,879
Series 2021-LBA, Class GV, (1 mo. LIBOR US + 3.00%), 5.82%, 02/15/36(a)(c)		6,640	5,819,995
Series 2021-MFM1, Class E, (1 mo. LIBOR US + 2.25%), 5.07%, 01/15/34(a)(c)		1,650	1,525,919
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 5.82%, 01/15/34(a)(c)		2,550	2,327,094

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
BX Trust
Series 2021-SOAR, Class G, (1 mo. LIBOR US + 2.80%), 5.62%, 06/15/38(a)(c)	USD	12,015	$10,989,329
Series 2021-SOAR, Class J, (1 mo. LIBOR US + 3.75%), 6.57%, 06/15/38(a)(c)		10,580	9,667,268
Series 2022-GPA, Class A, (1 mo. CME Term SOFR + 2.17%), 4.67%, 10/15/39(a)(c)		19,500	19,384,730
Series 2022-GPA, Class D, (1 mo. CME Term SOFR + 4.06%), 6.56%, 10/15/39(a)(c)		1,960	1,928,576
Series 2022-IND, Class E, (1 mo. CME Term SOFR + 3.99%), 6.91%, 04/15/37(a)(c)		9,689	9,061,592
Series 2022-LBA6, Class D, (1 mo. CME Term SOFR + 2.00%), 4.85%, 01/15/39(a)(c)		2,890	2,725,036
BXP Trust
Series 2017-CC, Class D, 3.67%, 08/13/37(a)(c)		750	618,559
Series 2017-CC, Class E, 3.67%, 08/13/37(a)(c)		1,450	1,160,373
Series 2017-GM, Class D, 3.54%, 06/13/39(a)(c)		590	486,032
Series 2017-GM, Class E, 3.54%, 06/13/39(a)(c)		1,240	988,331
Series 2021-601L, Class D, 2.87%, 01/15/44(a)(c)		2,789	1,859,945
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, (1 mo. LIBOR US + 1.75%), 4.57%, 12/15/37(a)(c)		3,618	3,482,479
Cassia SRL, Series 2022-1A, Class A, (3 mo. EURIBOR + 2.50%), 2.89%, 05/22/34(a)(c)	EUR	7,964	7,474,704
CD Mortgage Trust, Series 2017-CD5, Class B, 3.96%, 08/15/50(c)	USD	2,091	1,858,844
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A3, 3.87%, 01/10/48		410	389,694
Series 2018-TAN, Class A, 4.24%, 02/15/33(a)		1,860	1,839,893
Series 2018-TAN, Class B, 4.69%, 02/15/33(a)		2,274	2,232,639
Series 2018-TAN, Class C, 5.30%, 02/15/33(a)		1,160	1,135,183
Series 2018-TAN, Class E, 6.66%, 02/15/33(a)(c)		670	649,495
CFK Trust, Series 2019-FAX, Class D, 4.79%, 01/15/39(a)(c)		2,643	2,227,233
CHC Commercial Mortgage Trust, Series 2019-CHC, Class B, (1 mo. LIBOR US + 1.50%), 4.32%, 06/15/34(a)(c)		7,238	7,021,532
Citigroup Commercial Mortgage Trust Series 2014-GC19, Class C, 5.26%, 03/10/47(c)		440	429,509
Series 2015-GC27, Class B, 3.77%, 02/10/48		990	924,941
Series 2016-C1, Class D, 5.11%, 05/10/49(a)(c)		450	378,646
Series 2016-GC37, Class C, 5.09%, 04/10/49(c)		640	587,241
Series 2017-C4, Class A4, 3.47%, 10/12/50		1,220	1,119,166
Series 2018-C6, Class A4, 4.41%, 11/10/51		1,960	1,875,158
Series 2019-PRM, Class D, 4.35%, 05/10/36(a)		1,120	1,101,520
Series 2019-PRM, Class E, 4.89%, 05/10/36(a)(c)		5,271	5,213,593
Series 2019-PRM, Class F, 4.89%, 05/10/36(a)(c)		5,180	5,106,800
Series 2019-SMRT, Class D, 4.90%, 01/10/36(a)(c)		7,200	6,910,735
Series 2019-SMRT, Class E, 4.90%, 01/10/36(a)(c)		419	398,115
Series 2020-420K, Class E, 3.42%, 11/10/42(a)(c)		1,540	1,087,370

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2017-CD3, Class A4, 3.63%, 02/10/50	USD	850	$791,785
Cold Storage Trust
Series 2020-ICE5, Class A, (1 mo. LIBOR US + 0.90%), 3.72%, 11/15/37(a)(c)		5,394	5,253,749
Series 2020-ICE5, Class E, (1 mo. LIBOR US + 2.77%), 5.58%, 11/15/37(a)(c)		9,270	8,933,058
Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 6.31%, 11/15/37(a)(c)		4,266	4,031,382
Commercial Mortgage Pass-Through Certificates
Series 2014-CR15, Class C, 4.82%, 02/10/47(c)		1,960	1,900,464
Series 2014-CR18, Class A4, 3.55%, 07/15/47		324	314,807
Commercial Mortgage Trust
Series 2013-GAM, Class A2, 3.37%, 02/10/28(a)		1,339	1,321,068
Series 2013-GAM, Class E, 3.53%, 02/10/28(a)(c)		2,170	1,995,994
Series 2014-CR21, Class A3, 3.53%, 12/10/47		1,334	1,286,648
Series 2015-LC23, Class A4, 3.77%, 10/10/48		1,040	992,622
Series 2016-667M, Class D, 3.29%, 10/10/36(a)(c)		630	491,360
CORE Mortgage Trust, Series 2019-CORE, Class F, (1 mo. LIBOR US + 2.35%), 5.17%, 12/15/31(a)(c)		2,560	2,364,823
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 4.97%, 05/15/36(a)(c)		2,600	2,511,714
Series 2022-LION, 3.95%, 02/15/24		10,100	9,863,122
Credit Suisse Mortgage Trust
Series 2017-CALI, Class C, 3.90%, 11/10/32(a)(c)		1,729	1,581,114
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.95%), 3.77%, 12/15/30(a)(c)		900	892,244
Series 2017-TIME, Class A, 3.65%, 11/13/39(a)		850	718,768
Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 7.68%, 10/15/37(a)(c)		4,380	4,096,100
Series 2020-NET, Class D, 3.83%, 08/15/37(a)(c)		710	630,930
Series 2020-NET, Class E, 3.83%, 08/15/37(a)(c)		3,580	3,118,440
Series 2021-BHAR, Class E, (1 mo. LIBOR US + 3.50%), 6.32%, 11/15/38(a)(c)		1,166	1,073,370
Series 2022-NWPT, Class A, (1 mo. CME Term SOFR + 3.14%), 5.99%, 09/15/35(a)(c)		5,512	5,467,722
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4, 3.50%, 06/15/57		1,160	1,105,078
Series 2016-C5, Class B, 4.46%, 11/15/48(c)		2,410	2,248,727
Series 2018-CX12, Class A4, 4.22%, 08/15/51(c)		460	433,517
Series 2018-CX12, Class C, 4.90%, 08/15/51(c)		570	500,535
Series 2019-C15, Class A4, 4.05%, 03/15/52		4,080	3,781,143
Series 2019-C16, Class C, 4.24%, 06/15/52(c)		2,919	2,422,123
Series 2020-C19, Class A3, 2.56%, 03/15/53		6,155	5,082,769
DBGS Mortgage Trust
Series 2018-5BP, Class B, (1 mo. LIBOR US + 0.98%), 3.80%, 06/15/33(a)(c)		2,890	2,737,760
Series 2019-1735, Class F, 4.33%, 04/10/37(a)(c)		423	288,337

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C1, Class A4, 3.28%, 05/10/49	USD 1,430	$1,331,042
Deutsche Bank UBS Mortgage Trust
Series 2017-BRBK, Class A, 3.45%, 10/10/34(a)	1,248	1,177,363
Series 2017-BRBK, Class D, 3.65%, 10/10/34(a)(c)	1,800	1,633,357
Series 2017-BRBK, Class E, 3.65%, 10/10/34(a)(c)	3,097	2,779,128
Series 2017-BRBK, Class F, 3.65%, 10/10/34(a)(c)	1,270	1,115,387
ELP Commercial Mortgage Trust
Series 2021-ELP, Class G, (1 mo. LIBOR US + 3.12%), 5.93%, 11/15/38(a)(c)	6,008	5,514,909
Series 2021-ELP, Class J, (1 mo. LIBOR US + 3.61%), 6.43%, 11/15/38(a)(c)	2,327	2,138,561
Extended Stay America Trust
Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 5.07%, 07/15/38(a)(c)	4,627	4,429,445
Series 2021-ESH, Class E, (1 mo. LIBOR US + 2.85%), 5.67%, 07/15/38(a)(c)	7,981	7,579,712
Series 2021-ESH, Class F, (1 mo. LIBOR US + 3.70%), 6.52%, 07/15/38(a)(c)	8,329	7,868,255
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(a)(c)	1,190	1,055,201
Series 2018-K74, Class B, 4.23%, 02/25/51(a)(c)	120	111,238
Series 2018-K80, Class B, 4.38%, 08/25/50(a)(c)	1,043	965,367
GCT Commercial Mortgage Trust
Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.80%), 3.62%, 02/15/38(a)(c)	1,870	1,803,657
Series 2021-GCT, Class D, (1 mo. LIBOR US + 2.35%), 5.17%, 02/15/38(a)(c)	440	414,492
Grace Trust, Series 2020-GRCE, Class E, 2.77%, 12/10/40(a)(c)	1,489	982,106
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class A, 5.37%, 05/03/32(a)	2,750	2,676,463
GS Mortgage Securities Trust
Series 2012-GCJ9, Class C, 4.45%, 11/10/45(a)(c)	1,507	1,501,009
Series 2014-GC20, Class B, 4.53%, 04/10/47(c)	140	133,110
Series 2015-590M, Class E, 3.93%, 10/10/35(a)(c)	1,100	931,745
Series 2015-GC32, Class C, 4.56%, 07/10/48(c)	290	266,237
Series 2015-GS1, Class A3, 3.73%, 11/10/48	670	636,773
Series 2017-GPTX, Class A, 2.86%, 05/10/34(a)	2,290	2,164,026
Series 2019-GSA1, Class C, 3.93%, 11/10/52(c)	520	412,644
Series 2021-DM, Class F, (1 mo. LIBOR US + 3.44%), 6.25%, 11/15/36(a)(c)	1,230	1,122,598
Series 2022-ECI, Class A, (1 mo. CME Term SOFR + 2.19%), 5.04%, 08/15/39(a)(c)	5,160	5,114,769
Series 2022-ECI, Class D, (1 mo. CME Term SOFR + 4.19%), 7.04%, 08/15/39(a)(c)	2,087	2,050,414
Series 2022-SHIP, Class A, (1 mo. CME Term SOFR + 0.73%), 3.58%, 08/15/36(a)(c)	5,640	5,545,003

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
HIT Trust, Series 2022-HI32, Class A, (1 mo. CME Term SOFR + 2.39%), 5.24%, 07/15/24(a)(c)	USD	1,160	$1,145,438
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(a)		3,390	3,237,436
HONO Mortgage Trust, Series 2021-LULU, Class E, (1 mo. LIBOR US + 3.35%), 6.17%, 10/15/36(a)(c)		1,089	1,019,002
Hudson Yards Mortgage Trust
Series 2019-30HY, Class E, 3.56%, 07/10/39(a)(c)		2,178	1,650,210
Series 2019-55HY, Class F, 3.04%, 12/10/41(a)(c)		2,975	2,106,641
ILPT Commercial Mortgage Trust, Series 2022- LPF2, Class A, (1 mo. CME Term SOFR + 2.25%), 4.50%, 10/15/39(a)(c)		9,809	9,778,585
IMT Trust
Series 2017-APTS, Class AFX, 3.48%, 06/15/34(a)		1,540	1,473,619
Series 2017-APTS, Class DFX, 3.61%, 06/15/34(a)(c)		1,600	1,485,862
Series 2017-APTS, Class EFX, 3.61%, 06/15/34(a)(c)		810	741,515
Independence Plaza Trust
Series 2018-INDP, Class B, 3.91%, 07/10/35(a)		700	655,045
Series 2018-INDP, Class C, 4.16%, 07/10/35(a)		1,600	1,488,165
INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1 mo. CME Term SOFR + 2.49%), 5.33%, 08/15/37(a)(c)		5,685	5,620,929
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class B, 4.70%, 09/15/47(c)		210	198,020
Series 2015-C33, Class D1, 4.27%, 12/15/48(a)(c)		1,873	1,598,397
JPMDB Commercial Mortgage Securities Trust,
Series 2018-C8, Class A4, 4.21%, 06/15/51		965	909,699
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.95%), 5.77%, 04/15/38(a)(c)		6,630	6,164,072
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class C, 4.88%, 01/15/49(c)		710	645,647
Series 2017-JP6, Class A5, 3.49%, 07/15/50		1,180	1,092,240
Series 2017-JP7, Class B, 4.05%, 09/15/50		320	274,561
Series 2018-AON, Class A, 4.13%, 07/05/31(a)		1,819	1,776,556
Series 2018-PHH, Class A, (1 mo. LIBOR US + 1.21%), 4.03%, 06/15/35(a)(c)		1,938	1,881,439
Series 2019-COR5, Class A3, 3.12%, 06/13/52		1,700	1,501,528
Series 2019-MFP, Class E, (1 mo. LIBOR US + 2.16%), 4.98%, 07/15/36(a)(c)		2,460	2,310,312
Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 5.82%, 07/15/36(a)(c)		4,361	4,012,298
Series 2020-609M, Class D, (1 mo. LIBOR US + 2.77%), 5.59%, 10/15/33(a)(c)		1,600	1,503,080
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 5.27%, 04/15/38(a)(c)		8,804	8,274,336
Series 2022-NLP, Class F, (1 mo. CME Term SOFR + 3.54%), 6.39%, 04/15/37(a)(c)		5,650	5,169,162
Series 2022-NXSS, Class A, (1 mo. CME Term SOFR + 2.18%), 5.13%, 08/15/39(a)(c)		7,957	7,877,223
Series 2022-OPO, Class D, 3.57%, 01/05/39(a)(c)		4,220	3,311,065

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class F, (1 mo. LIBOR US + 2.05%), 4.87%, 12/15/37(a)(c)	USD	2,490	$2,302,741
KNDL Mortgage Trust
Series 2019-KNSQ, Class E, (1 mo. LIBOR US + 1.80%), 4.62%, 05/15/36(a)(c)		11,283	10,810,317
Series 2019-KNSQ, Class F, (1 mo. LIBOR US + 2.00%), 4.82%, 05/15/36(a)(c)		2,550	2,427,573
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2006-2A, Class M3, (1 mo. LIBOR US + 0.45%), 3.53%, 09/25/36(a)(c)		1,946	1,853,158
Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.25%), 3.33%, 03/25/37(a)(c)		186	185,053
Life Mortgage Trust, Series 2021-BMR, Class F, (1 mo. LIBOR US + 2.35%), 5.17%, 03/15/38(a)(c)		7,844	7,190,486
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.30%, 04/20/48(a)(c)		171	163,919
MAD Mortgage Trust
Series 2017-330M, Class D, 4.11%, 08/15/34(a)(c)		1,085	993,624
Series 2017-330M, Class E, 4.17%, 08/15/34(a)(c)		1,846	1,679,213
Med Trust, Series 2021-MDLN, Class G, (1 mo. LIBOR US + 5.25%), 8.07%, 11/15/38(a)(c)(d)		33,853	31,821,631
MF1, Series 2021-W10, Class G, (1 mo. CME Term SOFR + 4.22%), 7.07%, 12/15/34(a)(c)		1,005	962,619
MFT Trust, Series 2020-ABC, Class C, 3.59%, 02/10/42(a)(c)		3,232	2,435,716
MHC Commercial Mortgage Trust
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.10%), 4.92%, 04/15/38(a)(c)		15,630	14,651,406
Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.60%), 5.42%, 04/15/38(a)(c)		6,420	5,959,846
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A4, 3.72%, 07/15/50		1,016	972,221
Series 2015-C23, Class D, 4.28%, 07/15/50(a)(c)		110	94,847
Series 2015-C25, Class B, 4.68%, 10/15/48(c)		2,910	2,745,469
Series 2015-C25, Class C, 4.68%, 10/15/48(c)		430	396,907
Morgan Stanley Capital I Trust
Series 2014-150E, Class F, 4.44%, 09/09/32(a)(c)		508	426,918
Series 2015-MS1, Class A4, 3.78%, 05/15/48(c)		420	400,934
Series 2017-CLS, Class E, (1 mo. LIBOR US + 1.95%), 4.77%, 11/15/34(a)(c)		471	466,360
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.60%), 5.42%, 11/15/34(a)(c)(d)		6,092	6,098,397
Series 2017-H1, Class C, 4.28%, 06/15/50(c)		350	303,023
Series 2017-HR2, Class D, 2.73%, 12/15/50		430	306,778
Series 2018-H3, Class A5, 4.18%, 07/15/51		175	164,462
Series 2018-H4, Class C, 5.24%, 12/15/51(c)		670	589,511
Series 2018-L1, Class A3, 4.14%, 10/15/51		940	880,362
Series 2018-MP, Class E, 4.42%, 07/11/40(a)(c)		2,730	1,986,039
Series 2018-SUN, Class A, (1 mo. LIBOR US + 0.90%), 3.72%, 07/15/35(a)(c)		1,410	1,379,019
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 5.37%, 07/15/35(a)(c)		317	307,595
Series 2019-L2, Class A4, 4.07%, 03/15/52		1,485	1,379,809

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust
Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.24%), 5.06%, 12/15/36(a)(c)	USD	1,066	$996,729
MSCG Trust
Series 2018-SELF, Class E, (1 mo. LIBOR US + 2.15%), 4.97%, 10/15/37(a)(c)		743	702,247
Series 2018-SELF, Class F, (1 mo. LIBOR US + 3.05%), 5.87%, 10/15/37(a)(c)		3,450	3,197,961
MSDB Trust, Series 2017-712F, Class B, 3.57%, 07/11/39(a)(c)		1,650	1,372,755
MTN Commercial Mortgage Trust
Series 2022-LPFL, Class A, (1 mo. CME Term SOFR + 1.40%), 4.24%, 03/15/39(a)(c)		6,160	5,990,748
Series 2022-LPFL, Class F, (1 mo. CME Term SOFR + 5.29%), 8.13%, 03/15/39(a)(c)		5,305	5,012,745
Natixis Commercial Mortgage Securities Trust
Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.95%), 3.77%, 06/15/35(a)(c)		425	411,432
Series 2018-RIVA, Class E, (1 mo. CME Term SOFR + 2.79%), 5.63%, 02/15/33(a)(c)		533	529,555
Series 2018-SOX, Class A, 4.40%, 06/17/38(a)		4,162	3,772,068
Series 2019-LVL, Class D, 4.44%, 08/15/38(a)		1,550	1,217,605
Series 2020-AGC, Class A, (1 mo. LIBOR US + 2.55%), 5.54%, 08/18/25(a)(c)		19,914	19,742,854
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 05/10/39(a)(c)		2,910	2,159,975
One Market Plaza Trust, Series 2017-1MKT, Class D, 4.15%, 02/10/32(a)		4,327	4,056,411
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 5.57%, 01/15/36(a)(c)		960	901,910
PFP Ltd., Series 2022-9, Class A, (1 mo. CME Term SOFR + 2.27%), 5.32%, 08/19/35(a)(c)		6,660	6,624,065
Ready Capital Mortgage Financing LLC, Series 2022-FL9, Class A, (1 mo. CME Term SOFR + 2.47%), 5.53%, 06/25/37(a)(c)		2,297	2,275,700
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1 mo. CME Term SOFR + 2.25%), 5.27%, 01/19/37(a)(c)		16,885	16,689,911
Scorpio European Loan Conduit No. 34 DAC, Series 34A, Class C, (1 day SONIA + 2.22%), 4.18%, 05/17/29(a)(c)	GBP	1,151	1,250,632
SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class D, 3.59%, 09/15/39(a)(c)	USD	2,200	1,677,740
SMRT, Series 2022-MINI, Class E, (1 mo. CME Term SOFR + 2.70%), 5.55%, 01/15/39(a)(c)		1,550	1,421,965
SREIT Trust
Series 2021-MFP, Class F, (1 mo. LIBOR US + 2.62%), 5.44%, 11/15/38(a)(c)		5,400	5,020,354
Series 2021-MFP2, Class F, (1 mo. LIBOR US + 2.62%), 5.44%, 11/15/36(a)(c)		4,101	3,823,904
Series 2021-MFP2, Class J, (1 mo. LIBOR US + 3.92%), 6.73%, 11/15/36(a)(c)		827	761,773
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1 mo. CME Term SOFR + 2.19%), 5.03%, 05/15/37(a)(c)		7,300	7,128,332
TPGI Trust
Series 2021-DGWD, Class F, (1 mo. LIBOR US + 3.00%), 5.82%, 06/15/26(a)(c)		1,830	1,698,887
Series 2021-DGWD, Class G, (1 mo. LIBOR US + 3.85%), 6.67%, 06/15/26(a)(c)		1,275	1,181,097

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
UBS Commercial Mortgage Trust, Series 2017- C7, Class A4, 3.68%, 12/15/50	USD	880	$809,276
Velocity Commercial Capital Loan Trust
Series 2017-2, Class M3, 4.24%, 11/25/47(a)(c)		270	231,859
Series 2017-2, Class M4, 5.00%, 11/25/47(a)(c)		163	137,333
Series 2018-1, Class M2, 4.26%, 04/25/48(a)		152	140,263
Series 2020-1, Class M1, 2.80%, 02/25/50(a)(c)		801	714,372
Series 2020-1, Class M2, 2.98%, 02/25/50(a)(c)		888	789,713
Series 2021-4, Class A, 2.52%, 12/26/51(a)(c)		12,198	11,022,688
Series 2021-4, Class M4, 4.48%, 12/26/51(a)(c)		1,180	946,349
Series 2022-4, Class M2, 6.97%, 08/25/52(a)(c)		890	845,000
Series 2022-4, Class M3, 7.54%, 08/25/52(a)(c)		737	696,297
VNDO Trust, Series 2016-350P, Class D, 4.03%, 01/10/35(a)(c)		3,390	2,846,141
Wells Fargo Commercial Mortgage Trust
Series 2016-C32, Class A3FL, (1 mo. LIBOR US + 1.42%), 4.36%, 01/15/59(c)		3,011	3,003,269
Series 2016-C34, Class A3FL, (1 mo. LIBOR US + 1.04%), 3.98%, 06/15/49(a)(c)		1,830	1,776,144
Series 2017-C41, Class D, 2.60%, 11/15/50(a)(c)		1,172	813,667
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.85%), 3.62%, 12/13/31(a)(c)		2,051	2,021,889
Series 2018-1745, Class A, 3.87%, 06/15/36(a)(c)		1,253	1,102,511
Series 2018-C45, Class C, 4.73%, 06/15/51		530	462,129
Series 2018-C48, Class B, 4.90%, 01/15/52(c)		3,612	3,302,750
Series 2020-SDAL, Class D, (1 mo. LIBOR US + 2.09%), 4.91%, 02/15/37(a)(c)		1,530	1,445,527
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 5.56%, 02/15/37(a)(c)		1,300	1,211,188
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.20%, 11/15/47(c)		770	702,232

			836,046,480

Interest Only Collateralized Mortgage Obligations — 0.1%
Ajax Mortgage Loan Trust, Series 2021-E, Class XS, 0.00%, 12/25/60(a)(c)		114,630	4,794,187
JPMorgan Mortgage Trust
Series 2021-INV5, Class A2X, 0.50%, 12/25/51(a)(c)		55,676	1,318,055
Series 2021-INV5, Class A5X, 0.50%, 12/25/51(a)(c)		5,978	152,978
Series 2021-INV5, Class AX1, 0.19%, 12/25/51(a)(c)		107,613	969,162
Series 2021-INV7, Class A2X, 0.50%, 02/25/52(a)(c)		29,338	759,649
Series 2021-INV7, Class A3X, 0.50%, 02/25/52(a)(c)		18,215	427,746
Series 2021-INV7, Class A4X, 0.50%, 02/25/52(a)(c)		6,756	466,435
Series 2021-INV7, Class A5X, 0.50%, 02/25/52(a)(c)		3,194	82,712
Series 2021-INV7, Class AX1, 0.27%, 02/25/52(a)(c)		57,504	769,439
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 1.40%, 07/25/56(a)(c)		3,014	297,482
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 10.19%, 02/25/38(a)(c)		12,391	3,448,526

			13,486,371

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Interest Only Commercial Mortgage-Backed Securities — 0.2%
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.27%, 06/05/37(a)(c)	USD	13,000	$97,860
BANK, Series 2019-BN20, Class XB, 0.47%, 09/15/62(c)		39,279	836,073
Bank of America Merrill Lynch Commercial Mortgage Trust
Series 2017-BNK3, Class XB, 0.74%, 02/15/50(c)		11,850	270,279
Series 2017-BNK3, Class XD, 1.39%, 02/15/50(a)(c)		5,000	231,444
BBCMS Mortgage Trust
Series 2015-SRCH, Class XA, 1.08%, 08/10/35(a)(c)		16,679	552,531
Series 2020-C7, Class XB, 1.10%, 04/15/53(c)		1,596	96,028
Benchmark Mortgage Trust
Series 2019-B9, Class XA, 1.20%, 03/15/52(c)		13,248	649,086
Series 2020-B17, Class XB, 0.65%, 03/15/53(c)		7,100	211,657
Series 2021-B23, Class XA, 1.38%, 02/15/54(c)		27,479	1,908,962
BX Trust, Series 2022-GPA, Class XCP, 1.03%, 10/15/39(a)(c)		107,548	948,563
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class XD, 1.86%, 01/10/48(a)(c)		5,497	255,272
Series 2016-C4, Class XB, 0.85%, 05/10/58(c)		5,810	130,860
Citigroup Commercial Mortgage Trust, Series 2020-420K, Class X, 0.91%, 11/10/42(a)(c)		46,500	2,419,986
Commercial Mortgage Pass-Through Certificates
Series 2013-CR6, Class XA, 1.12%, 03/10/46(c)		15,452	405
Series 2015-3BP, Class XA, 0.17%, 02/10/35(a)(c)		150,000	305,535
Series 2015-CR25, Class XA, 0.95%, 08/10/48(c)		4,353	81,870
Series 2018-COR3, Class XD, 1.75%, 05/10/51(a)(c)		3,200	235,996
CSAIL Commercial Mortgage Trust
Series 2017-CX10, Class XB, 0.26%, 11/15/50(c)		12,490	137,831
Series 2019-C16, Class XA, 1.71%, 06/15/52(c)		30,341	2,328,434
Series 2019-C17, Class XA, 1.50%, 09/15/52(c)		10,269	654,639
Series 2019-C17, Class XB, 0.70%, 09/15/52(c)		19,090	611,025
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.43%, 04/10/37(a)(c)		21,535	375,047
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(c)		5,780	212,410
FREMF Mortgage Trust, Series 2019-KW08, Class X2A, 0.10%, 01/25/29(a)		154,579	667,889
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class X1, 0.21%, 05/03/32(a)(c)		21,000	131,462
GS Mortgage Securities Trust
Series 2019-GSA1, Class XA, 0.95%, 11/10/52(c)		8,005	349,004
Series 2020-GSA2, Class XA, 1.84%, 12/12/53(a)(c)		18,561	1,767,989

Security	Par (000)		Value

Interest Only Commercial Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class XA, 0.96%, 09/15/47(c)	USD	1,748	$19,826
Series 2014-C23, Class XA, 0.75%, 09/15/47(c)		23,970	210,625
Series 2015-C29, Class XA, 0.72%, 05/15/48(c)		1,474	17,643
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(c)		4,940	120,104
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11, Class XB, 0.65%, 04/15/46(c)		4,570	12,735
Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(c)		13,040	308,022
Ladder Capital Commercial Mortgage Trust, Series 2013-GCP, Class XA, 1.33%, 02/15/36(a)(c)		3,711	177,674
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 0.95%, 03/10/50(a)(c)		2,596	56,806
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19, Class XF, 1.33%, 12/15/47(a)(c)		4,370	106,499
Series 2015-C26, Class XD, 1.46%, 10/15/48(a)(c)		4,490	158,298
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class XD, 1.75%, 03/15/49(a)(c)		13,984	670,864
Series 2017-H1, Class XD, 2.31%, 06/15/50(a)(c)		3,293	262,002
Series 2019-H6, Class XB, 0.87%, 06/15/52(c)		23,510	936,845
Series 2019-L2, Class XA, 1.17%, 03/15/52(c)		8,662	426,995
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 05/10/39(a)(c)		36,697	584,213
One Market Plaza Trust
Series 2017-1MKT, Class XCP, 0.00%, 02/10/32(a)(c)		53,230	1,522
Series 2017-1MKT, Class XNCP, 0.22%, 02/10/32(a)(c)(d)		10,646	27,999
UBS Commercial Mortgage Trust
Series 2019-C17, Class XA, 1.61%, 10/15/52(c)		31,984	2,317,743
Series 2019-C18, Class XA, 1.16%, 12/15/52(c)		35,026	1,666,245
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS4, Class XA, 1.17%, 12/15/48(c)		2,244	57,259
Series 2016-BNK1, Class XD, 1.39%, 08/15/49(a)(c)		4,420	172,042
Series 2019-C50, Class XA, 1.60%, 05/15/52(c)		23,271	1,522,719

			26,302,817

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(a)(j)		1,533	280,262

Total Non-Agency Mortgage-Backed Securities — 8.9%

(Cost: $1,669,445,668)			1,539,832,944

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Preferred Securities

Capital Trusts — 0.4%

Banks — 0.1%
Ahli United Sukuk Ltd., 3.88%(e)(l)	USD	350	$317,625
Banco Mercantil del Norte SA
5.88%(a)(l)		908	739,055
5.88%(e)(l)		661	538,013
6.63%(a)(l)		1,650	1,293,497
6.63%(e)(l)		661	518,183
6.75%(e)(l)		661	613,201
Bank of America Corp., Series FF, 5.88%(l)		6,860	5,882,450
Citigroup, Inc., 3.88%(l)		5,851	4,824,910
Emirates NBD Bank PJSC, 6.13%(e)(l)		1,539	1,481,095
HDFC Bank Ltd., 3.70%(e)(l)		300	244,500
Kasikornbank PCL, 5.28%(e)(l)		577	509,852
Lehman Brothers Holdings Capital Trust VII, 5.86%(d)(f)(k)(l)		1,888	—
NBK Tier 1 Financing Ltd., 3.63%(a)(l)		3,142	2,675,217
TMB Bank PCL, 4.90%(e)(l)		608	542,564

			20,180,162

Capital Markets — 0.2%
Bank of New York Mellon Corp., Series F, 4.63%(l)		3,642	3,210,432
Charles Schwab Corp., Series H, 4.00%(l)		9,868	7,248,866
State Street Corp.
Series F, (3 mo. LIBOR US + 3.60%), 6.89%(c)(l)		1,338	1,325,637
Series H, 5.63%(l)		19,655	18,131,737

			29,916,672

Electric Utilities — 0.0%
Vistra Corp., 7.00%(a)(l)		2,600	2,269,826

Insurance — 0.0%
Hanwha Life Insurance Co. Ltd., 4.70%(e)(l)		1,000	982,375
Heungkuk Life Insurance Co. Ltd., 4.48%(e)(l)		1,000	987,687
KDB Life Insurance Co. Ltd., 7.50%(e)(l)		630	567,000

			2,537,062

Media — 0.1%
Paramount Global, 6.38%, 03/30/62		6,338	5,475,389

Total Capital Trusts — 0.4%			60,379,111

	Shares

Preferred Stocks — 0.1%

Household Durables — 0.1%
Dream Finders Homes, Inc.(d)		15,124	13,951,890

Internet & Direct Marketing Retail — 0.0%
Cap Hill Brands(d)		667,630	4,873,699

Total Preferred Stocks — 0.1%			18,825,589

Total Preferred Securities — 0.5% (Cost: $89,831,978)			79,204,700

Rights

Diversified Financial Services — 0.0%
Crown PropTech Acquisitions(d)		214,560	4,291

Total Rights — 0.0% (Cost: $321,840)			4,291

Security	Par (000)		Value

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.0%
Fannie Mae, 6.63%, 11/15/30	USD	1,450	$1,693,403

Collateralized Mortgage Obligations — 0.3%
Fannie Mae, Series 2003-W5, Class A, (1 mo. LIBOR US + 0.11%), 2.66%, 04/25/33(c)		1	1,053
Freddie Mac
Series 2015-DN1, Class B, (1 mo. LIBOR US + 11.50%), 14.58%, 01/25/25(c)		303	308,090
Series 2015-HQ2, Class B, (1 mo. LIBOR US + 7.95%), 11.03%, 05/25/25(c)		511	509,498
Series 2017-DNA3, Class B1, (1 mo. LIBOR US + 4.45%), 7.53%, 03/25/30(c)		1,860	1,893,256
Series 2017-HRP1, Class M2, (1 mo. LIBOR US + 2.45%), 5.53%, 12/25/42(c)		331	328,321
Series 2020-DNA4, Class M2, (1 mo. LIBOR US + 3.75%), 6.83%, 08/25/50(a)(c)		45	45,023
Series 2020-DNA5, Class B1, (SOFR (30-day) + 4.80%), 7.08%, 10/25/50(a)(c)		990	996,592
Series 2020-DNA6, Class B1, (SOFR (30-day) + 3.00%), 5.28%, 12/25/50(a)(c)		3,640	3,365,315
Series 2020-HQA5, Class B1, (SOFR (30-day) + 4.00%), 6.28%, 11/25/50(a)(c)		2,410	2,195,448
Series 2021-DNA1, Class B1, (SOFR (30-day) + 2.65%), 4.93%, 01/25/51(a)(c)		8,510	7,690,111
Series 2021-DNA2, Class B1, (SOFR (30-day) + 3.40%), 5.68%, 08/25/33(a)(c)		7,000	6,300,283
Series 2021-DNA3, Class B1, (SOFR (30-day) + 3.50%), 5.78%, 10/25/33(a)(c)		7,155	6,589,237
Series 2021-DNA7, Class B1, (SOFR (30-day) + 3.65%), 5.93%, 11/25/41(a)(c)		9,000	7,920,004
Series 2021-HQA1, Class B2, (SOFR (30-day) + 5.00%), 7.28%, 08/25/33(a)(c)		3,886	3,008,583

			41,150,814

Commercial Mortgage-Backed Securities — 0.0%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32(c)		488	478,166
Freddie Mac, Series K151, Class A2, 3.80%, 12/25/32		6,120	5,709,867

			6,188,033

Interest Only Collateralized Mortgage Obligations — 0.3%
Fannie Mae
Series 2020-32, Class PI, 4.00%, 05/25/50		6,494	1,433,087
Series 2020-77, Class HI, 4.00%, 11/25/50		24,253	4,725,326
Series 2020-80, Class EI, 4.00%, 11/25/50		4,285	842,533
Series 2021-31, Class IB, 4.00%, 06/25/51		6,974	1,371,655
Series 2021-50, Class IO, 4.00%, 08/25/51		9,396	2,196,014
Series 2022-1, Class HI, 3.00%, 02/25/52		3,782	440,889
Freddie Mac
Series 4940, Class PI, 4.00%, 07/25/49(d)		2,755	426,396
Series 4995, Class BI, 4.50%, 06/25/50		3,041	612,934
Series 5014, Class DI, 4.00%, 09/25/50		2,363	436,575
Series 5018, Class CI, 4.50%, 10/25/50		3,093	666,640
Series 5052, Class KI, 4.00%, 12/25/50		11,312	2,118,685
Series 5100, Class MI, 3.50%, 09/25/48		5,445	1,019,581
Series 5112, Class KI, 3.50%, 06/25/51		25,702	4,162,062
Series 5129, Class IO, 3.00%, 09/25/50		2,649	441,743
Series 5139, Class IG, 3.00%, 09/25/51		6,412	1,006,273
Series 5142, Class IP, 3.00%, 09/25/51		2,813	469,258
Series 5142, Class PI, 3.00%, 09/25/51		3,633	589,133
Series 5145, Class HI, 3.00%, 09/25/51		2,548	450,365
Series 5155, Class JI, 3.00%, 10/25/51		5,948	916,020

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 5155, Class NI, 3.00%, 10/25/51	USD	7,108	$949,784
Series 5164, Class IB, 3.00%, 11/25/51		8,581	1,346,096
Series 5167, Class MI, 3.00%, 11/25/51		3,833	651,110
Series 5196, Class DI, 3.00%, 02/25/52		13,431	2,130,216
Ginnie Mae
Series 2020-144, Class IO, 2.50%, 09/20/50		7,189	878,994
Series 2020-146, Class DI, 2.50%, 10/20/50		5,846	864,233
Series 2020-151, Class MI, 2.50%, 10/20/50(d)		30,666	4,034,487
Series 2020-167, Class BI, 2.50%, 11/20/50		7,683	1,010,703
Series 2020-175, Class DI, 2.50%, 11/20/50		2,049	289,448
Series 2020-185, Class MI, 2.50%, 12/20/50		7,226	987,214
Series 2021-116, Class IA, 2.50%, 06/20/51		2,552	317,478
Series 2021-15, Class GI, 3.50%, 01/20/51		4,203	657,060
Series 2021-161, Class IB, 4.00%, 09/20/51		2,512	468,503
Series 2021-176, Class IA, 3.50%, 10/20/51		6,069	899,370
Series 2021-199, Class KI, 3.50%, 11/20/51		3,077	497,828
Series 2021-209, Class TJ, 3.50%, 11/20/51		2,710	408,896
Series 2021-214, Class AI, 4.00%, 12/20/51		5,957	932,209
Series 2021-215, Class LI, 3.00%, 12/20/51		4,630	576,616
Series 2021-221, Class AI, 3.50%, 12/20/51		5,589	758,780
Series 2021-221, Class CI, 3.00%, 12/20/51		2,823	390,030
Series 2021-78, Class IC, 4.00%, 05/20/51		4,109	729,614

			44,103,838

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac
Series K121, Class X1, 1.12%, 10/25/30(c)		13,775	840,110
Series KL06, Class XFX, 1.47%, 12/25/29(c)		6,710	456,340
Series KW09, Class X1, 0.94%, 05/25/29(c)		36,761	1,454,602
Ginnie Mae
Series 2013-30, Class IO, 0.58%, 09/16/53(c)		3,802	53,801
Series 2013-78, Class IO, 0.31%, 10/16/54(c)		4,851	63,817
Series 2015-173, Class IO, 0.60%, 09/16/55(c)		3,399	81,695
Series 2015-22, Class IO, 0.54%, 03/16/55(c)		3,862	71,939
Series 2015-37, Class IO, 0.58%, 10/16/56(c)		736	20,361
Series 2015-48, Class IO, 0.91%, 02/16/50(c)		476	12,141
Series 2016-36, Class IO, 0.69%, 08/16/57(c)		752	22,378
Series 2016-96, Class IO, 0.77%, 12/16/57(c)		3,347	123,978

			3,201,162

Mortgage-Backed Securities — 57.9%
Fannie Mae Mortgage-Backed Securities
1.50%, 11/01/41 - 03/01/51		237,216	188,236,380
2.00%, 10/01/31 - 03/01/52		652,379	533,378,833
2.50%, 09/01/27 - 06/01/52		1,031,732	882,518,807
3.00%, 04/01/28 - 05/01/52		235,568	211,123,449
3.50%, 08/01/28 - 04/01/52(s)		322,225	293,894,374
4.00%, 08/01/31 - 10/01/51		320,162	301,134,927
4.50%, 02/01/25 - 01/01/51		200,431	195,170,311
5.00%, 11/01/32 - 05/01/49		19,855	19,816,758
5.50%, 12/01/32 - 04/01/41		11,546	11,855,764
6.00%, 02/01/34 - 06/01/41		6,790	7,038,697
6.50%, 05/01/40		1,313	1,378,292
Freddie Mac Mortgage-Backed Securities
1.50%, 08/01/50 - 10/01/50		19,968	15,338,522
2.00%, 02/01/36 - 02/01/52		393,212	321,309,844
2.50%, 04/01/27 - 04/01/52(s)		571,286	484,611,611
3.00%, 09/01/27 - 08/01/52		513,900	453,825,790
3.50%, 02/01/31 - 08/01/51		96,591	89,431,108
4.00%, 08/01/40 - 02/01/52		124,541	118,031,835
4.50%, 02/01/39 - 04/01/52		85,191	82,724,206
5.00%, 07/01/35 - 11/01/48		5,440	5,472,355
5.50%, 02/01/35 - 06/01/41		1,539	1,590,088

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities
2.00%, 08/20/50 - 10/15/52(t)	USD	293,114	$245,104,232
2.50%, 04/20/51 - 10/15/52(t)		301,692	259,882,335
3.00%, 12/20/44 - 10/15/52(t)		520,802	461,012,779
3.50%, 01/15/42 - 10/15/52(t)		437,339	398,202,714
4.00%, 04/20/39 - 10/15/52(t)		225,419	210,920,325
4.50%, 12/20/39 - 10/15/52(t)		55,082	52,961,842
5.00%, 04/15/33 - 10/15/52(t)		24,966	24,526,914
Uniform Mortgage-Backed Securities
1.50%, 10/01/37 - 10/01/52(t)		72,719	61,972,186
2.00%, 10/01/37 - 10/01/52(t)		533,765	446,969,044
2.50%, 10/01/37 - 10/01/52(t)		1,123,374	944,558,621
3.00%, 10/01/37 - 10/01/52(t)		235,193	205,078,082
3.50%, 10/01/37 - 10/01/52(t)		154,662	139,218,004
4.00%, 10/01/52(t)		1,502,895	1,394,392,972
4.50%, 10/01/52(t)		580,294	552,670,845
5.00%, 10/01/52(t)		420,847	409,904,746

			10,025,257,592

Total U.S. Government Sponsored Agency Securities — 58.5%
(Cost: $10,816,738,723)			10,121,594,842

U.S. Treasury Obligations
U.S. Treasury Bonds
4.63%, 02/15/40		10,812	11,755,094
1.13%, 05/15/40 - 08/15/40		18,140	11,286,127
3.88%, 08/15/40		10,812	10,623,635
1.38%, 11/15/40		9,070	5,863,259
4.25%, 11/15/40		10,812	11,158,744
2.50%, 02/15/45(u)		102,915	78,460,627
2.75%, 11/15/47(u)		103,431	82,736,720
3.00%, 02/15/48(u)		102,915	86,641,566
U.S. Treasury Inflation Indexed Notes
0.63%, 04/15/23 - 07/15/32		29,039	28,286,229
0.13%, 04/15/27		114,839	105,882,672
U.S. Treasury Notes
0.25%, 04/15/23		167,495	164,243,242
0.13%, 05/31/23		34,305	33,415,214
1.50%, 10/31/24 - 02/15/30		85,515	77,805,379
2.25%, 11/15/24 - 08/15/27(u)		147,346	140,530,646
1.75%, 12/31/24		53,956	51,123,310
0.50%, 03/31/25 - 05/31/27(u)		268,700	236,219,056
0.38%, 04/30/25 - 12/31/25(h)		261,996	235,672,634
0.75%, 05/31/26		40,427	35,702,094
0.63%, 03/31/27		60,677	52,051,859
2.75%, 04/30/27		12,900	12,173,871
2.38%, 05/15/27 - 03/31/29		53,663	49,021,720
2.63%, 05/31/27		6,470	6,073,713
1.25%, 03/31/28 - 05/31/28		52,269	44,973,118
3.13%, 11/15/28		6,518	6,193,373
1.63%, 08/15/29 - 05/15/31		38,077	32,686,985
2.88%, 05/15/32		5,720	5,288,226

Total U.S. Treasury Obligations — 9.3% (Cost: $1,906,047,921)			1,615,869,113

	Shares

Warrants(f)

Auto Components — 0.0%
Aurora Innovation, Inc. (Issued/Exercisable 05/04/22, 1 Share for 1 Warrant, Expires 12/31/28, Strike Price USD 11.50)(g)		25,012	11,506

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Auto Components (continued)
Embark Technology, Inc. (Issued/Exercisable 12/28/20, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	18,053	$1,258
FreeWire Technologies, Inc. (Issued/Exercisable 06/05/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(d)	853,096	921,344

		934,108

Automobiles — 0.0%
EVgo, Inc. (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)(g)	118,340	221,296
Hyzon Motors, Inc. (Issued/Exercisable 12/10/20, 1 Share for 1 Warrant, Expires 10/02/25, Strike Price USD 11.50)	196,188	44,927
Lightning eMotors, Inc. (Issued/Exercisable 03/03/22, 1 Share for 1 Warrant, Expires 05/18/25, Strike Price USD 11.50)	216,261	97,294

		363,517

Capital Markets — 0.0%
Cano Health, Inc. (Issued/Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 07/06/25, Strike Price USD 11.50)	98,960	261,254

Diversified Financial Services — 0.0%
Climate Real Impact Solutions II Acquisition Corp. (Issued/Exercisable 03/11/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	11,057	884
Gores Holdings VIII, Inc. (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	42,918	42,472
KINS Technology Group, Inc. (Issued/Exercisable 01/11/22, 1 Share for 1 Warrant, Expires 12/31/25, Strike Price USD 11.50)(d)	469,648	28,179
KINS Technology Group, Inc. (Issued/Exercisable 02/02/21, 1 Share for 1 Warrant, Expires 12/31/25, Strike Price USD 11.50)	399,242	10,061
Proof Acquisition Corp. I (Issued/Exercisable 05/02/22, 1 Share for 1 Warrant, Expires 10/01/26, Strike Price USD 11.50)(d)	109,868	7,691
Rotor Acquisition Corp. (Issued/Exercisable 01/11/22, 1 Share for 1 Warrant, Expires 01/31/26, Strike Price USD 11.50)	72,998	21,899
Science Strategic Acquisition Corp. Alpha (Issued/Exercisable 01/22/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	55,798	2,572
Tishman Speyer Innovation Corp. II (Issued/Exercisable 01/27/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	19,914	1,991
TPB Acquisition Corp. I (Issued/Exercisable 02/19/22, 1 Share for 1 Warrant, Expires 02/19/23, Strike Price USD 11.50)	79,561	49,328
TPG Pace Beneficial Finance Corp. (Issued/Exercisable 11/17/20, 1 Share for 1 Warrant, Expires 10/09/27, Strike Price USD 11.50)	52,890	635

		165,712

Security	Shares		Value

Electrical Equipment — 0.0%
Volta, Inc. (Issued/Exercisable 10/22/20, 1 Share for 1 Warrant, Expires 06/14/27, Strike Price USD 11.50)		121,900	$42,665

Equity Real Estate Investment Trusts (REITs) — 0.0%
Sonder Holdings, Inc. (Issued/Exercisable 02/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(d)		126,555	2,531

Independent Power and Renewable Electricity Producers — 0.0%
Altus Power, Inc. (Issued/Exercisable 01/22/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.00)		57,363	174,384

Interactive Media & Services — 0.0%
Genius Sports Ltd. (Issued/Exercisable 03/30/21, 1 Share for 1 Warrant, Expires 12/31/28, Strike Price USD 11.50)		455,188	332,196

Machinery — 0.0%
Sarcos Technology & Robotics Corp. (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD 11.50)		267,474	91,476

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/27/24, Strike Price USD 36.00)		4,466	46,446
OPAL Fuels, Inc. (Issued/Exercisable 05/19/22, 1 Share for 1 Warrant, Expires 02/04/23, Strike Price USD 11.50)		26,604	38,310

			84,756

Real Estate Management & Development — 0.0%
Offerpad Solutions, Inc. (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 10/13/25, Strike Price USD 11.50)		183,068	30,645
Target Hospitality Corp. (Issued/Exercisable 03/05/18, 1 Share for 1 Warrant, Expires 03/05/25, Strike Price USD 11.50)		8,280	31,630

			62,275

Software — 0.0%
Latch, Inc. (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 12/31/26, Strike Price USD 11.50)		89,742	7,215
Pear Therapeutics, Inc. (Issued/Exercisable 03/23/21, 1 Share for 1 Warrant, Expires 02/04/26, Strike Price USD 11.50)		63,832	10,839

			18,054

Total Warrants — 0.0% (Cost: $13,660,203)			2,532,928

Total Long-Term Investments — 126.6% (Cost: $24,382,373,835)			21,916,205,553

	Par (000)

Short-Term Securities

Commercial Paper — 0.1%
Citibank N.A., 4.06%, 08/01/23	USD	11,158	11,090,522

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value

Money Market Funds — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.79%(r)(v)		436,896,201	$436,896,201
SL Liquidity Series, LLC, Money Market Series, 3.29%(r)(v)(w)		4,095,774	4,095,774

			440,991,975

Total Short-Term Securities — 2.6%
(Cost: $452,148,949)			452,082,497

Options Purchased — 0.5%
(Cost: $51,982,477)			76,352,698

Total Investments Before Options Written and TBA Sale Commitments — 129.7%
(Cost: $24,886,505,261)			22,444,640,748

	Par (000)

TBA Sale Commitments(t)

Mortgage-Backed Securities — (27.9)%
Ginnie Mae Mortgage-Backed Securities
2.00%, 10/15/52	USD	(3,423)	(2,849,781)
2.50%, 10/15/52		(4,355)	(3,741,090)
3.00%, 10/15/52		(95,468)	(84,357,249)
3.50%, 10/15/52		(170,155)	(154,753,373)
4.00%, 10/15/52		(2,237)	(2,088,886)

Uniform Mortgage-Backed Securities
1.50%, 10/01/37 - 10/01/52		(3,339)	(2,754,907)
2.00%, 10/01/37 - 10/01/52		(128,679)	(105,165,066)
2.50%, 10/01/37 - 10/01/52		(2,153,989)	(1,804,520,989)
3.00%, 10/01/37 - 10/01/52		(488,960)	(425,425,354)
3.50%, 10/01/37 - 10/01/52		(197,568)	(177,940,068)
4.00%, 10/01/52		(1,368,290)	(1,269,464,454)
4.50%, 10/01/52		(449,144)	(427,844,814)
5.00%, 10/01/52		(372,517)	(362,856,733)

Total TBA Sale Commitments — (27.9)%
(Proceeds: $(4,996,673,451))			(4,823,762,764)

Options Written — (1.1)%
(Premiums Received: $(110,195,223))			(185,058,785)

Total Investments Net of Options Written and TBA Sale Commitments — 100.7%
(Cost: $19,779,636,587)			17,435,819,199

Liabilities in Excess of Other Assets — (0.7)%			(123,821,835)

Net Assets — 100.0%			$17,311,997,364

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Non-income producing security.
(g)	All or a portion of this security is on loan.
(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	Convertible security. (j) Zero-coupon bond.
(k)	Issuer filed for bankruptcy and/or is in default. (l) Perpetual security with no stated maturity date.
(m)

Restricted security as to resale, excluding 144A securities. The Master Portfolio held restricted securities with a current value of $7,890,383, representing 0.0% of its net assets as of period end, and an original cost of $8,474,885.

(n)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(o)	Issuer is a U.S. branch of a foreign domiciled bank.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate. (q) Fixed rate.
(r)	Affiliate of the Master Portfolio.
(s)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(t)	Represents or includes a TBA transaction.
(u)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(v)	Annualized 7-day yield as of period end.
(w)	All or a portion of this security was purchased with the cash collateral from loaned securities.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended September 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/22	Par/Shares Held at 09/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$2,523	$—	$—		$—	$48	$2,571	2,839	$—		$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,208,093,771	—	(1,771,197,570	)(a)	—	—	436,896,201	436,896,201	4,252,576		—
iShares 5-10 Year Investment Grade Corporate Bond ETF(b)	—	12,085,654	(11,723,042)		(362,612)	—	—	—	33,770		—
iShares AAA-A Rated Corporate Bond ETF(b)	—	1,540,480	(1,485,952)		(54,528)	—	—	—	—		—
iShares Broad USD High Yield Corporate Bond ETF(b)	—	30,522,844	(30,474,139)		(48,705)	—	—	—	—		—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	—	78,544,811	(77,674,678)		(870,133)	—	—	—	320,805		—
iShares iBoxx High Yield Corporate Bond ETF(b)	50,417,950	157,307,941	(208,537,024)		898,842	(87,709)	—	—	—		—
iShares J.P. Morgan USD Emerging Markets Bond ETF(b)	—	34,290,306	(36,405,689)		2,115,383	—	—	—	141,860		—
SL Liquidity Series, LLC, Money Market Series	60,259,745	—	(56,158,862	)(a)	(6,134)	1,025	4,095,774	4,095,774	566,095	(c)	—

					$1,672,113	$(86,636)	$440,994,546		$5,315,106		$—

(a)	Represents net shares purchased (sold).
(b)	As of period end, the entity is no longer held by the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund	2,307	12/08/22	$313,122	$(963,003)
U.S. Treasury Bonds (30 Year)	6,493	12/20/22	820,756	(44,093,334)
U.S. Treasury Notes (10 Year)	1,535	12/20/22	172,016	(1,308,094)
U.S. Ultra Treasury Bonds	4,905	12/20/22	671,985	(46,799,518)
10 Year U.K. Gilt	439	12/28/22	47,252	(384,958)
U.S. Treasury Notes (2 Year)	2,181	12/30/22	447,957	(2,630,072)
U.S. Treasury Notes (5 Year)	16,972	12/30/22	1,823,429	(31,012,479)
Fed Funds, 30-Day	77	01/31/23	30,733	(218,108)
3-month SONIA Index	1,128	03/14/23	299,124	(1,969,184)
3-month EURIBOR	1,482	06/19/23	352,052	(1,994,987)
3-month SONIA Index	969	09/19/23	254,729	(1,203,970)
3-month SOFR	535	03/19/24	128,092	(268,861)
Eurotop 100 Stock Index	1,820	03/17/25	432,969	(2,913,652)

				(135,760,220)

Short Contracts
Euro-BTP Italian Government Bond	1,882	12/08/22	206,542	2,340,555
Euro-Buxl	343	12/08/22	49,294	3,966,453
Euro-OAT	2,307	12/08/22	298,720	11,870,572
Euro-Schatz	580	12/08/22	60,916	(207,090)
Japanese Government Bonds (10 Year)	393	12/13/22	402,694	758,408
E-Mini S&P 500 Index	1,368	12/16/22	246,342	10,419,917
Euro STOXX 50 Index	650	12/16/22	21,118	2,254,391
Euro STOXX Bank Index	2,382	12/16/22	9,104	1,108,354
NASDAQ 100 E-Mini Index	37	12/16/22	8,166	576,970
Russell 2000	147	12/16/22	12,273	1,788,793
U.S. Ultra Treasury Bonds (10 Year)	1,195	12/20/22	141,589	351,709
Eurotop 100 Stock Index	1,817	03/13/23	432,722	481,968
3-month SOFR	13	03/14/23	3,110	(2,303)
3-month SOFR	4,246	06/20/23	1,014,582	796,628
3-month SOFR	13	12/19/23	3,110	(7,009)
3-month SOFR	13	06/18/24	3,118	11,022

				36,509,338

				$(99,250,882)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,787,000	ZAR	48,345,192	Deutsche Bank AG	10/03/22	$116,722
USD	5,634,000	BRL	29,424,953	BNP Paribas S.A.	10/04/22	184,506
USD	1,374,000	BRL	7,061,907	Goldman Sachs International	10/04/22	66,137
USD	907,000	BRL	4,795,309	Goldman Sachs International	10/04/22	18,910
USD	907,000	BRL	4,795,309	Goldman Sachs International	10/04/22	18,910
USD	901,000	BRL	4,667,630	Goldman Sachs International	10/04/22	36,556
USD	901,000	BRL	4,667,631	Goldman Sachs International	10/04/22	36,556
USD	1,874,000	BRL	9,647,633	HSBC Bank PLC	10/04/22	87,261
USD	1,874,000	BRL	9,647,633	HSBC Bank PLC	10/04/22	87,261
USD	3,767,000	BRL	19,393,081	HSBC Bank PLC	10/04/22	175,407
USD	916,000	BRL	4,755,267	JPMorgan Chase Bank N.A.	10/04/22	35,326
USD	1,867,000	BRL	9,505,494	JPMorgan Chase Bank N.A.	10/04/22	106,585
CLP	659,517,500	USD	662,000	Citibank N.A.	10/17/22	17,542
CLP	659,517,500	USD	662,000	Citibank N.A.	10/17/22	17,542
EUR	1,767,000	CZK	43,548,005	BNP Paribas S.A.	10/17/22	1,702
EUR	1,116,739	CZK	27,535,992	Citibank N.A.	10/17/22	528

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,116,739	CZK	27,535,992	Citibank N.A.	10/17/22	$528
EUR	1,117,261	CZK	27,552,774	UBS AG	10/17/22	373
EUR	1,117,261	CZK	27,552,774	UBS AG	10/17/22	373
EUR	921,000	PLN	4,402,759	HSBC Bank PLC	10/17/22	17,934
EUR	921,000	PLN	4,402,759	HSBC Bank PLC	10/17/22	17,934
EUR	920,000	USD	900,270	HSBC Bank PLC	10/17/22	2,429
EUR	920,000	USD	900,270	HSBC Bank PLC	10/17/22	2,429
GBP	1,182,000	USD	1,298,929	NatWest Markets PLC	10/17/22	21,319
GBP	1,182,000	USD	1,298,929	NatWest Markets PLC	10/17/22	21,319
JPY	195,063,768	EUR	1,371,000	HSBC Bank PLC	10/17/22	4,681
USD	896,399	AUD	1,354,000	JPMorgan Chase Bank N.A.	10/17/22	30,134
USD	896,399	AUD	1,354,000	JPMorgan Chase Bank N.A.	10/17/22	30,134
USD	865,966	AUD	1,341,000	JPMorgan Chase Bank N.A.	10/17/22	8,019
USD	865,966	AUD	1,341,000	JPMorgan Chase Bank N.A.	10/17/22	8,019
USD	1,355,000	CAD	1,868,114	JPMorgan Chase Bank N.A.	10/17/22	2,683
USD	954,000	CHF	913,919	Bank of America N.A.	10/17/22	26,379
USD	954,000	CHF	913,919	Bank of America N.A.	10/17/22	26,379
USD	915,000	CLP	846,375,000	Citibank N.A.	10/17/22	42,927
USD	915,000	CLP	846,375,000	Citibank N.A.	10/17/22	42,927
USD	1,893,000	CLP	1,743,831,600	Citibank N.A.	10/17/22	96,222
USD	1,893,000	CLP	1,743,831,600	Citibank N.A.	10/17/22	96,222
USD	2,751,707	EUR	2,751,000	NatWest Markets PLC	10/17/22	52,438
USD	1,378,354	EUR	1,378,000	NatWest Markets PLC	10/17/22	26,267
USD	2,751,707	EUR	2,751,000	NatWest Markets PLC	10/17/22	52,438
USD	921,115	GBP	799,000	HSBC Bank PLC	10/17/22	28,663
USD	921,115	GBP	799,000	HSBC Bank PLC	10/17/22	28,663
USD	898,176	GBP	794,000	HSBC Bank PLC	10/17/22	11,309
USD	898,176	GBP	794,000	HSBC Bank PLC	10/17/22	11,309
USD	901,000	NOK	9,766,866	Goldman Sachs International	10/17/22	3,906
USD	1,355,000	NOK	13,905,707	JPMorgan Chase Bank N.A.	10/17/22	77,750
USD	916,000	ZAR	15,970,601	Bank of America N.A.	10/17/22	35,006
USD	916,000	ZAR	15,970,601	Bank of America N.A.	10/17/22	35,006
USD	907,000	ZAR	16,077,219	Citibank N.A.	10/17/22	20,124
USD	907,000	ZAR	16,077,219	Citibank N.A.	10/17/22	20,124
USD	866,000	ZAR	15,585,818	Goldman Sachs International	10/17/22	6,232
USD	866,000	ZAR	15,585,818	Goldman Sachs International	10/17/22	6,232
USD	899,000	ZAR	16,092,532	JPMorgan Chase Bank N.A.	10/17/22	11,280
USD	899,000	ZAR	16,092,532	JPMorgan Chase Bank N.A.	10/17/22	11,280
USD	2,346,000	COP	10,377,531,000	BNP Paribas S.A.	10/18/22	102,892
USD	2,346,000	COP	10,377,531,000	BNP Paribas S.A.	10/18/22	102,892
USD	916,000	COP	4,052,384,000	Citibank N.A.	10/18/22	40,076
USD	916,000	COP	4,052,384,000	Citibank N.A.	10/18/22	40,076
USD	899,000	COP	3,971,782,000	TD Securities, Inc.	10/18/22	40,498
USD	899,000	COP	3,971,782,000	TD Securities, Inc.	10/18/22	40,498
USD	514,000	BRL	2,786,307	Goldman Sachs International	11/03/22	1,650
USD	514,000	BRL	2,786,307	Goldman Sachs International	11/03/22	1,650
USD	7,683,092	COP	33,667,311,000	JPMorgan Chase Bank N.A.	11/23/22	455,538
USD	1,886,601	EUR	1,843,000	Morgan Stanley & Co. International PLC	11/23/22	73,514
USD	23,782,980	MXN	482,804,000	HSBC Bank PLC	11/23/22	49,372
USD	1,283,000	TRY	25,031,330	JPMorgan Chase Bank N.A.	11/23/22	26,755
USD	1,283,000	TRY	25,031,330	JPMorgan Chase Bank N.A.	11/23/22	26,755
EUR	13,037,076	CHF	12,288,356	HSBC Bank PLC	12/21/22	299,549
EUR	15,050,000	CHF	14,195,491	HSBC Bank PLC	12/21/22	335,769
EUR	2,012,924	CHF	1,897,232	JPMorgan Chase Bank N.A.	12/21/22	46,343
EUR	90,637,000	GBP	79,050,419	Deutsche Bank AG	12/21/22	1,037,946
EUR	4,973,000	NOK	52,075,763	JPMorgan Chase Bank N.A.	12/21/22	113,474
EUR	7,577,000	NOK	79,055,693	JPMorgan Chase Bank N.A.	12/21/22	199,431
EUR	14,900,000	USD	14,341,995	Bank of America N.A.	12/21/22	357,093
EUR	2,166,000	USD	2,083,196	Bank of America N.A.	12/21/22	53,598
EUR	23,920,000	USD	23,142,409	BNP Paribas S.A.	12/21/22	455,053
EUR	11,950,000	USD	11,485,085	Deutsche Bank AG	12/21/22	303,781
EUR	15,570,000	USD	15,103,772	JPMorgan Chase Bank N.A.	12/21/22	256,282

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	8,960,000	USD	8,607,334	JPMorgan Chase Bank N.A.	12/21/22	$231,849
EUR	38,366,000	USD	37,240,038	Morgan Stanley & Co. International PLC	12/21/22	608,633
GBP	16,326,961	EUR	17,950,000	BNP Paribas S.A.	12/21/22	545,278
GBP	17,488,381	EUR	19,396,620	Deutsche Bank AG	12/21/22	416,610
GBP	81,057,945	EUR	89,263,000	JPMorgan Chase Bank N.A.	12/21/22	2,561,904
GBP	4,522,645	EUR	5,013,380	UBS AG	12/21/22	110,454
GBP	17,280,000	USD	19,160,582	Barclays Bank PLC	12/21/22	158,137
GBP	12,070,000	USD	12,758,352	Deutsche Bank AG	12/21/22	735,684
GBP	4,020,000	USD	4,248,658	Deutsche Bank AG	12/21/22	245,628
GBP	13,017,912	USD	13,773,862	Deutsche Bank AG	12/21/22	779,922
GBP	8,080,000	USD	8,701,837	Goldman Sachs International	12/21/22	331,453
GBP	1,372,088	USD	1,455,607	Goldman Sachs International	12/21/22	78,362
GBP	17,540,000	USD	19,412,835	HSBC Bank PLC	12/21/22	196,559
GBP	7,090,000	USD	7,494,484	HSBC Bank PLC	12/21/22	432,004
GBP	10,870,000	USD	12,017,981	Morgan Stanley & Co. International PLC	12/21/22	134,478
GBP	17,550,000	USD	19,470,847	UBS AG	12/21/22	149,727
USD	2,357,106	AUD	3,510,000	Morgan Stanley & Co. International PLC	12/21/22	108,580
USD	10,499,369	CAD	13,860,000	Deutsche Bank AG	12/21/22	461,395
USD	15,182,240	EUR	15,240,000	Bank of America N.A.	12/21/22	147,737
USD	13,536,340	EUR	13,638,630	Bank of America N.A.	12/21/22	81,614
USD	15,844,382	EUR	15,780,000	BNP Paribas S.A.	12/21/22	277,160
USD	38,032,399	EUR	38,331,770	BNP Paribas S.A.	12/21/22	217,496
USD	44,190,014	EUR	44,449,600	BNP Paribas S.A.	12/21/22	339,774
USD	17,773,479	EUR	17,830,000	Citibank N.A.	12/21/22	183,899
USD	12,693,273	EUR	12,607,000	Deutsche Bank AG	12/21/22	256,267
USD	11,923,606	EUR	11,960,000	Deutsche Bank AG	12/21/22	124,875
USD	150,007,324	EUR	151,275,771	Deutsche Bank AG	12/21/22	771,360
USD	7,866,912	EUR	7,833,500	Morgan Stanley & Co. International PLC	12/21/22	139,039
USD	148,689,898	EUR	147,743,600	Royal Bank of Canada	12/21/22	2,938,477
USD	133,445,401	EUR	132,542,521	UBS AG	12/21/22	2,690,087
USD	180,468	GBP	156,976	Bank of America N.A.	12/21/22	4,972
USD	14,683,908	GBP	13,100,000	Citibank N.A.	12/21/22	38,351
USD	14,484,900	GBP	12,880,000	Citibank N.A.	12/21/22	85,298
USD	14,690,693	GBP	13,070,000	Goldman Sachs International	12/21/22	78,676
USD	15,117,587	GBP	13,320,000	Goldman Sachs International	12/21/22	226,074
USD	2,230,000	MXN	44,950,644	BNP Paribas S.A.	12/21/22	30,815

						$23,323,955

ZAR	47,845,875	USD	2,787,000	Goldman Sachs International	10/03/22	(144,301)
BRL	7,041,935	USD	1,355,000	Barclays Bank PLC	10/04/22	(50,836)
BRL	7,041,935	USD	1,355,000	Barclays Bank PLC	10/04/22	(50,836)
BRL	14,726,040	USD	2,820,000	Citibank N.A.	10/04/22	(92,741)
BRL	11,896,550	USD	2,290,000	Citibank N.A.	10/04/22	(86,762)
BRL	4,689,850	USD	882,000	Goldman Sachs International	10/04/22	(13,441)
BRL	4,689,850	USD	882,000	Goldman Sachs International	10/04/22	(13,441)
BRL	2,766,883	USD	514,000	Goldman Sachs International	10/04/22	(1,574)
BRL	2,766,883	USD	514,000	Goldman Sachs International	10/04/22	(1,574)
BRL	4,874,660	USD	931,000	HSBC Bank PLC	10/04/22	(28,214)
BRL	14,733,935	USD	2,814,000	HSBC Bank PLC	10/04/22	(85,279)
BRL	4,874,660	USD	931,000	HSBC Bank PLC	10/04/22	(28,214)
BRL	29,397,311	USD	5,634,000	JPMorgan Chase Bank N.A.	10/04/22	(189,626)
AUD	2,065,000	CAD	1,834,876	Citibank N.A.	10/17/22	(7,107)
AUD	2,651,000	USD	1,793,084	Citibank N.A.	10/17/22	(97,023)
AUD	1,281,000	USD	866,443	Citibank N.A.	10/17/22	(46,883)
AUD	2,025,000	USD	1,341,876	JPMorgan Chase Bank N.A.	10/17/22	(46,318)
AUD	1,358,000	USD	900,405	JPMorgan Chase Bank N.A.	10/17/22	(31,582)
AUD	1,358,000	USD	900,405	JPMorgan Chase Bank N.A.	10/17/22	(31,582)
AUD	1,355,000	USD	871,542	JPMorgan Chase Bank N.A.	10/17/22	(4,638)
AUD	1,355,000	USD	871,542	JPMorgan Chase Bank N.A.	10/17/22	(4,638)
CAD	1,802,797	USD	1,355,000	JPMorgan Chase Bank N.A.	10/17/22	(49,966)
CAD	1,982,004	USD	1,508,000	Standard Chartered Bank	10/17/22	(73,239)
CHF	876,040	USD	899,000	Goldman Sachs International	10/17/22	(9,826)

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	876,040	USD	899,000	Goldman Sachs International	10/17/22	$(9,826)
CHF	915,049	USD	954,000	UBS AG	10/17/22	(25,231)
CHF	915,086	USD	954,000	UBS AG	10/17/22	(25,193)
CNH	9,557,153	USD	1,370,000	Bank of America N.A.	10/17/22	(31,025)
CNH	9,554,983	USD	1,370,000	Bank of America N.A.	10/17/22	(31,329)
CZK	48,008,931	USD	1,947,000	HSBC Bank PLC	10/17/22	(37,502)
CZK	48,007,549	USD	1,947,000	HSBC Bank PLC	10/17/22	(37,557)
EUR	1,767,000	CZK	43,591,007	UBS AG	10/17/22	(8)
EUR	1,378,000	USD	1,378,575	BNP Paribas S.A.	10/17/22	(26,487)
EUR	912,000	USD	898,336	Citibank N.A.	10/17/22	(3,485)
EUR	912,000	USD	898,336	Citibank N.A.	10/17/22	(3,485)
JPY	271,227,456	USD	1,901,000	Bank of New York Mellon	10/17/22	(24,024)
JPY	271,227,456	USD	1,901,000	Bank of New York Mellon	10/17/22	(24,024)
KRW	1,255,082,400	USD	897,000	Bank of America N.A.	10/17/22	(19,480)
KRW	1,255,082,400	USD	897,000	Bank of America N.A.	10/17/22	(19,480)
MXN	27,599,253	USD	1,370,000	Goldman Sachs International	10/17/22	(3,892)
MXN	27,599,253	USD	1,370,000	Goldman Sachs International	10/17/22	(3,892)
MXN	18,398,006	USD	915,000	Goldman Sachs International	10/17/22	(4,336)
MXN	18,398,006	USD	915,000	Goldman Sachs International	10/17/22	(4,336)
NOK	13,963,061	USD	1,355,000	Deutsche Bank AG	10/17/22	(72,482)
NOK	9,330,672	USD	901,000	JPMorgan Chase Bank N.A.	10/17/22	(43,971)
NOK	14,178,167	USD	1,324,000	JPMorgan Chase Bank N.A.	10/17/22	(21,725)
THB	49,977,304	USD	1,378,000	Bank of New York Mellon	10/17/22	(51,936)
THB	49,977,304	USD	1,378,000	Bank of New York Mellon	10/17/22	(51,936)
USD	866,000	CLP	844,653,100	Citibank N.A.	10/17/22	(4,299)
USD	866,000	CLP	844,653,100	Citibank N.A.	10/17/22	(4,299)
USD	663,047	GBP	620,000	JPMorgan Chase Bank N.A.	10/17/22	(29,469)
USD	663,047	GBP	620,000	JPMorgan Chase Bank N.A.	10/17/22	(29,469)
USD	1,324,000	MXN	27,036,199	Morgan Stanley & Co. International PLC	10/17/22	(14,238)
USD	1,324,000	MXN	27,036,199	Morgan Stanley & Co. International PLC	10/17/22	(14,238)
USD	1,378,000	THB	52,806,751	Bank of New York Mellon	10/17/22	(23,138)
USD	1,378,000	THB	52,806,751	Bank of New York Mellon	10/17/22	(23,138)
ZAR	16,011,755	USD	903,000	Citibank N.A.	10/17/22	(19,736)
ZAR	16,011,755	USD	903,000	Citibank N.A.	10/17/22	(19,736)
ZAR	20,422,398	USD	1,168,000	Goldman Sachs International	10/17/22	(41,429)
ZAR	22,555,170	USD	1,290,000	Goldman Sachs International	10/17/22	(45,778)
ZAR	15,801,392	USD	882,000	Goldman Sachs International	10/17/22	(10,340)
ZAR	15,801,392	USD	882,000	Goldman Sachs International	10/17/22	(10,340)
COP	4,012,218,000	USD	882,000	Citibank N.A.	10/18/22	(14,757)
COP	4,012,218,000	USD	882,000	Citibank N.A.	10/18/22	(14,757)
COP	3,979,717,000	USD	901,000	Goldman Sachs International	10/18/22	(40,783)
COP	3,979,717,000	USD	901,000	Goldman Sachs International	10/18/22	(40,783)
JPY	188,079,210	USD	1,305,000	HSBC Bank PLC	10/31/22	(1,744)
USD	650,099	GBP	614,000	Morgan Stanley & Co. International PLC	10/31/22	(35,923)
USD	650,099	GBP	614,000	Morgan Stanley & Co. International PLC	10/31/22	(35,923)
USD	870,000	MXN	17,884,332	Goldman Sachs International	10/31/22	(12,959)
USD	870,000	MXN	17,884,332	Goldman Sachs International	10/31/22	(12,959)
BRL	4,713,799	USD	870,000	Goldman Sachs International	11/03/22	(3,220)
BRL	4,713,799	USD	870,000	Goldman Sachs International	11/03/22	(3,220)
BRL	2,788,085	USD	514,000	JPMorgan Chase Bank N.A.	11/03/22	(1,323)
BRL	2,788,085	USD	514,000	JPMorgan Chase Bank N.A.	11/03/22	(1,323)
COP	12,769,236,034	USD	2,867,558	Bank of America N.A.	11/23/22	(126,313)
COP	6,650,739,000	USD	1,502,483	Citibank N.A.	11/23/22	(74,730)
EUR	738,672	USD	739,201	Morgan Stanley & Co. International PLC	11/23/22	(12,518)
MXN	35,422,126	USD	1,745,844	Barclays Bank PLC	11/23/22	(4,568)
MXN	211,524,678	USD	10,425,379	Barclays Bank PLC	11/23/22	(27,280)
MXN	52,344,924	USD	2,576,977	UBS AG	11/23/22	(3,813)
USD	2,954,801	MXN	60,287,519	HSBC Bank PLC	11/23/22	(8,804)
CHF	1,737,280	EUR	1,833,174	HSBC Bank PLC	12/21/22	(32,526)
CHF	14,230,000	EUR	14,911,844	JPMorgan Chase Bank N.A.	12/21/22	(164,199)
CHF	12,538,935	EUR	13,216,826	Société Générale	12/21/22	(220,723)
CHF	14,263,999	EUR	15,050,000	Société Générale	12/21/22	(265,737)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	12,060,000	GBP	10,806,845	BNP Paribas S.A.	12/21/22	$(184,470)
EUR	15,910,000	GBP	14,331,251	Deutsche Bank AG	12/21/22	(326,603)
EUR	16,160,000	GBP	14,687,662	Deutsche Bank AG	12/21/22	(478,436)
EUR	16,150,000	GBP	14,622,533	Goldman Sachs International	12/21/22	(415,488)
EUR	89,263,000	GBP	80,306,351	Morgan Stanley & Co. International PLC	12/21/22	(1,721,635)
EUR	6,303,000	USD	6,262,216	Bank of America N.A.	12/21/22	(44,206)
EUR	18,160,000	USD	17,943,714	Bank of America N.A.	12/21/22	(28,584)
EUR	11,880,000	USD	11,755,379	BNP Paribas S.A.	12/21/22	(35,569)
EUR	18,260,000	USD	18,089,360	BNP Paribas S.A.	12/21/22	(75,579)
EUR	17,980,000	USD	17,783,928	Citibank N.A.	12/21/22	(46,371)
EUR	32,680,000	USD	32,911,538	Deutsche Bank AG	12/21/22	(672,196)
EUR	12,890,000	USD	12,967,778	Morgan Stanley & Co. International PLC	12/21/22	(251,587)
EUR	11,890,000	USD	11,814,724	Morgan Stanley & Co. International PLC	12/21/22	(85,050)
EUR	87,666,000	USD	86,791,970	Morgan Stanley & Co. International PLC	12/21/22	(308,061)
EUR	18,250,000	USD	18,060,602	UBS AG	12/21/22	(56,685)
GBP	15,768,883	EUR	17,920,000	Goldman Sachs International	12/21/22	(49,047)
IDR	129,680,129,696	USD	8,647,071	JPMorgan Chase Bank N.A.	12/21/22	(153,562)
JPY	48,002,917	USD	335,959	Morgan Stanley & Co. International PLC	12/21/22	(1,110)
MXN	132,762,505	USD	6,586,000	Bank of Montreal	12/21/22	(90,669)
NOK	76,750,787	EUR	7,577,000	JPMorgan Chase Bank N.A.	12/21/22	(411,549)
NOK	99,076,079	EUR	9,781,000	JPMorgan Chase Bank N.A.	12/21/22	(531,260)
USD	20,479,843	EUR	20,920,000	Deutsche Bank AG	12/21/22	(158,071)
USD	17,853,704	EUR	18,400,000	Deutsche Bank AG	12/21/22	(298,190)
USD	14,570,863	EUR	14,780,000	Deutsche Bank AG	12/21/22	(9,843)
USD	3,495,808	EUR	3,571,000	HSBC Bank PLC	12/21/22	(27,041)
USD	1,679,527	EUR	1,716,000	JPMorgan Chase Bank N.A.	12/21/22	(13,334)
USD	14,663,786	EUR	15,060,000	JPMorgan Chase Bank N.A.	12/21/22	(193,144)
USD	20,504,947	EUR	20,920,000	Morgan Stanley & Co. International PLC	12/21/22	(132,967)
USD	11,535,394	GBP	10,730,000	Deutsche Bank AG	12/21/22	(460,547)
USD	14,314,847	GBP	13,390,000	Deutsche Bank AG	12/21/22	(654,924)
USD	14,537,681	GBP	13,485,163	Deutsche Bank AG	12/21/22	(538,482)
USD	14,535,797	GBP	13,400,000	HSBC Bank PLC	12/21/22	(445,154)
USD	6,673,557	GBP	6,208,000	JPMorgan Chase Bank N.A.	12/21/22	(266,872)
USD	2,183,778	GBP	2,020,000	Morgan Stanley & Co. International PLC	12/21/22	(74,545)
USD	14,411,925	GBP	13,390,000	Morgan Stanley & Co. International PLC	12/21/22	(557,847)
USD	1,731,563	GBP	1,584,000	Standard Chartered Bank	12/21/22	(39,320)
USD	6,560,483	GBP	6,060,000	Standard Chartered Bank	12/21/22	(214,484)
USD	24,074,659	GBP	21,740,000	State Street Bank and Trust Co.	12/21/22	(230,258)
USD	11,608,710	GBP	10,750,000	UBS AG	12/21/22	(409,591)
USD	17,199,003	GBP	16,090,000	UBS AG	12/21/22	(789,318)
USD	846,179	GBP	784,837	UBS AG	12/21/22	(31,253)

						(14,729,717)

						$8,594,238

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
CBOE Volatility Index	300	10/19/22	USD	35.00	USD	949	$70,500
Invesco QQQ Trust, Series 1 ETF	1,333	10/21/22	USD	335.00	USD	35,626	3,333
U.S. Treasury Long Bond Futures	237	10/21/22	USD	128.00	USD	29,981	311,062
U.S. Treasury Notes (10 Year)	33	10/21/22	USD	111.00	USD	3,698	57,234
Invesco QQQ Trust, Series 1 ETF	1,105	11/18/22	USD	340.00	USD	29,532	15,470
Invesco QQQ Trust, Series 1 ETF	1,768	11/18/22	USD	330.00	USD	47,252	48,620
Lions Gate Entertainment Corp. Class B	250	11/18/22	USD	12.50	USD	174	5,625
Western Digital Corp	400	11/18/22	USD	65.00	USD	1,302	3,800
Lions Gate Entertainment Corp., Class A	75	12/16/22	USD	15.00	USD	56	1,500

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
CME 3-Month SOFR Futures	1,291	03/10/23	USD	96.75	USD	308,388	$217,856
CME 3-Month SOFR Futures	1,296	03/10/23	USD	97.13	USD	309,582	145,800
CME 3-Month SOFR Futures	1,301	03/10/23	USD	96.38	USD	310,776	357,775

							$1,238,575

Put
SPDR S&P 500 ETF Trust	864	10/03/22	USD	350.00	USD	30,860	42,768
CME CBOT 10 Year U.S. Treasury Notes Week 1 Options	85	10/07/22	USD	111.50	USD	9,525	41,172
Invesco QQQ Trust, Series 1 ETF	1,741	10/10/22	USD	265.00	USD	46,530	742,536
SPDR S&P 500 ETF Trust	1,089	10/10/22	USD	355.00	USD	38,897	519,453
Carnival Corp.	650	10/21/22	USD	5.00	USD	457	5,850
Change Healthcare, Inc.	85	10/21/22	USD	17.00	USD	234	425
Ford Motor Co.	1,400	10/21/22	USD	10.00	USD	1,568	27,300
Invesco QQQ Trust, Series 1 ETF	150	10/21/22	USD	250.00	USD	4,009	46,050
Invesco QQQ Trust, Series 1 ETF	150	10/21/22	USD	255.00	USD	4,009	63,000
iShares iBoxx High Yield Corporate Bond ETF	350	10/21/22	USD	69.00	USD	2,499	19,775
iShares iBoxx High Yield Corporate Bond ETF	500	10/21/22	USD	70.00	USD	3,570	41,500
iShares iBoxx High Yield Corporate Bond ETF	531	10/21/22	USD	72.00	USD	3,791	89,739
iShares Russell 2000 ETF	200	10/21/22	USD	160.00	USD	3,298	68,500
iShares Russell 2000 ETF	200	10/21/22	USD	150.00	USD	3,298	25,200
iShares S&P U.S. Preferred Stock Index Fund ETF	15	10/21/22	USD	30.00	USD	48	338
KB Home	553	10/21/22	USD	22.00	USD	1,433	11,060
Netflix, Inc.	50	10/21/22	USD	185.00	USD	1,177	16,875
Sabre Corp.	147	10/21/22	USD	5.00	USD	76	4,484
Sabre Corp.	186	10/21/22	USD	4.50	USD	96	2,511
SPDR S&P 500 ETF Trust	150	10/21/22	USD	350.00	USD	5,358	95,625
SPDR S&P 500 ETF Trust	220	10/21/22	USD	340.00	USD	7,858	83,490
U.S. Treasury Notes (5 Year)	100	10/21/22	USD	106.50	USD	10,744	33,594
VanEck Vectors Semiconductor ETF	176	10/21/22	USD	180.00	USD	3,258	93,808
VanEck Vectors Semiconductor ETF	200	10/21/22	USD	175.00	USD	3,702	75,500
Carnival Corp.	650	11/18/22	USD	5.00	USD	457	18,200
Frontier Communications Parent, Inc.	400	11/18/22	USD	20.00	USD	937	63,000
iShares iBoxx High Yield Corporate Bond ETF	650	11/18/22	USD	69.00	USD	4,640	80,275
PowerShares Senior Loan ETF	1,750	11/18/22	USD	19.00	USD	3,533	30,625
SPDR S&P 500 ETF Trust	150	11/18/22	USD	300.00	USD	5,358	31,950
Vertiv Holdings Co.	120	11/18/22	USD	7.50	USD	117	3,360
Ally Financial, Inc.	595	12/16/22	USD	20.00	USD	1,656	23,800
Ford Motor Co.	665	12/16/22	USD	8.00	USD	745	12,303
iShares iBoxx $ High Yield Corporate Bond ETF	650	12/16/22	USD	62.00	USD	4,640	31,850
iShares iBoxx High Yield Corporate Bond ETF	300	12/16/22	USD	70.00	USD	2,142	64,500
Vertiv Holdings Co.	235	12/16/22	USD	10.00	USD	229	37,600
Xerox Holdings Corp.	404	12/16/22	USD	11.00	USD	529	17,170
Xerox Holdings Corp.	650	12/16/22	USD	13.00	USD	850	73,125
PG&E Corp.	925	01/20/23	USD	7.00	USD	1,156	13,413
STMicroelectronics NV	215	01/20/23	USD	25.00	USD	665	23,112

							$2,674,836

							$3,913,411

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One-Touch	Morgan Stanley & Co. International PLC	—	10/11/22	CNH	7.20	CNH	7.20	USD	1,745	$478,386
EUR Currency	One-Touch	Bank of America N.A.	—	10/20/22	USD	1.03	USD	1.03	EUR	2,180	177,480
USD Currency	One-Touch	UBS AG	—	11/07/22	JPY	149.50	JPY	149.50	USD	1,258	463,344
GBP Currency	One-Touch	Bank of America N.A.	—	11/08/22	USD	1.04	USD	1.04	GBP	2,110	257,933
GBP Currency	One-Touch	Bank of America N.A.	—	11/08/22	USD	1.04	USD	1.04	GBP	2,410	164,687
EUR Currency	One-Touch	Citibank N.A.	—	11/10/22	USD	1.01	USD	1.01	EUR	905	150,337

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

OTC Barrier Options Purchased (continued)

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call (continued)
USD Currency	Up-and-Out	Morgan Stanley & Co. International PLC	—	11/10/22	CNH	7.20	CNH	7.45	USD	52,190	$95,986
GBP Currency	One-Touch	HSBC Bank PLC	—	11/25/22	USD	1.01	USD	1.01	GBP	2,478	534,375
USD Currency	One-Touch	Goldman Sachs International	—	12/08/22	JPY	122.00	JPY	122.00	USD	1,336	16,209
USD Currency	One-Touch	Bank of America N.A.	—	03/23/23	BRL	4.65	BRL	4.66	USD	538	38,701

											2,377,438

Put
GBP Currency	Down-and-Out	HSBC Bank PLC	—	10/27/22	USD	1.06	USD	0.98	GBP	38,820	204,369
USD Currency	One-Touch	Citibank N.A.	—	03/07/23	JPY	130.00	JPY	130.00	USD	1,340	146,416
USD Currency	One-Touch	Citibank N.A.	—	03/07/23	JPY	125.00	JPY	125.00	USD	1,340	74,576
USD Currency	One-Touch	Citibank N.A.	—	09/07/23	JPY	125.00	JPY	125.00	USD	1,339	184,817

											610,178

											$2,987,616

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
USD Currency	Morgan Stanley & Co. International PLC	—	10/11/22	CNH	7.05	USD	8,220	$118,713
USD Currency	Morgan Stanley & Co. International PLC	—	10/17/22	CNH	7.07	USD	8,178	110,281

								228,994

Put
USD Currency	Bank of America N.A.	—	10/07/22	ZAR	17.25	USD	4,566	921
USD Currency	JPMorgan Chase Bank N.A.	—	10/20/22	ZAR	16.90	USD	5,664	3,609
USD Currency	Morgan Stanley & Co. International PLC	—	10/20/22	KRW	1,385.00	USD	5,406	7,036
EUR Currency	Deutsche Bank AG	—	10/24/22	USD	0.98	EUR	373,806	4,908,582
EUR Currency	Goldman Sachs International	—	10/26/22	USD	0.99	EUR	25,172	467,829
EUR Currency	JPMorgan Chase Bank N.A.	—	10/26/22	NOK	9.35	EUR	17,392	36
USD Currency	Morgan Stanley & Co. International PLC	—	10/26/22	JPY	134.00	USD	16,948	18,245
USD Currency	Goldman Sachs International	—	10/27/22	BRL	5.30	USD	3,530	57,265
EUR Currency	UBS AG	—	11/01/22	CZK	24.50	EUR	6,254	11,800
GBP Currency	HSBC Bank PLC	—	11/01/22	USD	1.05	GBP	25,086	176,065
USD Currency(a)	Citibank N.A.	—	11/14/22	JPY	140.00	USD	73,684	1,393,492
USD Currency(a)	Citibank N.A.	—	11/15/22	JPY	140.00	USD	66,316	1,286,718
EUR Currency	Morgan Stanley & Co. International PLC	—	11/16/22	NOK	9.65	EUR	60,979	7,013
USD Currency	Citibank N.A.	—	12/21/22	USD	125.00	USD	2,060	61,778

								8,400,389

								$8,629,383

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Credit Default Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
Bought Protection on 5-Year Credit Default Swap, 06/20/27	5.00%	Quarterly	CDX.NA.HY.38.V2	Quarterly	Bank of America N.A.	10/19/22	95.00	USD	7,000	$34,287
Bought Protection on 5-Year Credit Default Swap, 06/20/27	5.00%	Quarterly	CDX.NA.HY.38.V2	Quarterly	Bank of America N.A.	10/19/22	95.00	USD	4,000	19,593
Bought Protection on 5-Year Credit Default Swap, 12/20/27	5.00%	Quarterly	CDX.NA.HY.39.V1	Quarterly	Bank of America N.A.	10/19/22	90.00	USD	20,000	38,524

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

OTC Credit Default Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency

Bought Protection on 5-Year Credit Default Swap, 12/20/27	1.00%	Quarterly	CDX.NA.IG.39.V1	Quarterly	Goldman Sachs International	10/19/22	125.00	USD	45,935	$42,438
Bought Protection on 5-Year Credit Default Swap, 12/20/27	1.00%	Quarterly	CDX.NA.HY.38.V2	Quarterly	Goldman Sachs International	10/19/22	125.00	USD	20,000	18,477
Bought Protection on 5-Year Credit Default Swap, 06/20/27	5.00%	Quarterly	CDX.NA.HY.38.V2	Quarterly	Goldman Sachs International	11/16/22	90.00	USD	8,000	36,795
Bought Protection on 5-Year Credit Default Swap, 06/20/27	5.00%	Quarterly	CDX.NA.HY.38.V2	Quarterly	Deutsche Bank AG	11/16/22	92.50	USD	3,900	28,873
Bought Protection on 5-Year Credit Default Swap, 06/20/27	5.00%	Quarterly	CDX.NA.HY.38.V2	Quarterly	Deutsche Bank AG	11/16/22	92.50	USD	3,900	28,873
Bought Protection on 5-Year Credit Default Swap, 12/20/27	5.00%	Quarterly	CDX.NA.HY.39.V1	Quarterly	Barclays Bank PLC	11/16/22	90.00	USD	5,000	37,304

										$285,164

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency

Call
10-Year Interest Rate Swap, 09/01/33	SOFR, 2.98%	Quarterly	2.87%	Semi-Annual	JPMorgan Chase Bank N.A.	08/30/23	2.87%	USD	67,301	$1,353,835
10-Year Interest Rate Swap, 09/05/34	SOFR, 2.98%	Quarterly	2.96%	Semi-Annual	Morgan Stanley & Co. International PLC	09/03/24	2.96%	USD	44,374	1,670,783
10-Year Interest Rate Swap, 09/25/34	SOFR, 2.98%	Quarterly	3.25%	Semi-Annual	Goldman Sachs International	09/23/24	3.25%	USD	9,121	440,155
10-Year Interest Rate Swap, 09/25/34	SOFR, 2.98%	Quarterly	3.28%	Semi-Annual	Goldman Sachs International	09/23/24	3.28%	USD	35,012	1,737,906
10-Year Interest Rate Swap, 09/25/35	SOFR, 2.98%	Quarterly	3.14%	Semi-Annual	BNP Paribas S.A.	09/23/25	3.14%	USD	16,019	823,907

										6,026,586

Put

10-Year Interest Rate Swap, 04/23/33	3.25%	Semi-Annual	SOFR, 2.98%	Quarterly	BNP Paribas S.A.	04/21/23	3.25%	USD	32,500	$1,461,143
10-Year Interest Rate Swap, 06/15/33	3.90%	Semi-Annual	SOFR, 2.98%	Quarterly	Bank of America N.A.	06/13/23	3.90%	USD	32,070	739,050
10-Year Interest Rate Swap, 08/12/33	2.48%	Semi-Annual	SOFR, 2.98%	Quarterly	Goldman Sachs International	08/10/23	2.48%	USD	222,055	20,686,293
10-Year Interest Rate Swap, 08/12/33	2.51%	Semi-Annual	SOFR, 2.98%	Quarterly	Goldman Sachs International	08/10/23	2.51%	USD	222,055	20,256,260
10-Year Interest Rate Swap, 09/01/33	2.87%	Semi-Annual	SOFR, 2.98%	Quarterly	JPMorgan Chase Bank N.A.	08/30/23	2.87%	USD	67,301	4,704,608
10-Year Interest Rate Swap, 09/05/34	2.96%	Semi-Annual	SOFR, 2.98%	Quarterly	Morgan Stanley & Co. International PLC	09/03/24	2.96%	USD	44,374	3,154,456
10-Year Interest Rate Swap, 09/25/34	3.25%	Semi-Annual	SOFR, 2.98%	Quarterly	Goldman Sachs International	09/23/24	3.25%	USD	9,121	520,312
10-Year Interest Rate Swap, 09/25/34	3.28%	Semi-Annual	SOFR, 2.98%	Quarterly	Goldman Sachs International	09/23/24	3.28%	USD	35,012	1,950,614
10-Year Interest Rate Swap, 09/25/35	3.14%	Semi-Annual	SOFR, 2.98%	Quarterly	BNP Paribas S.A.	09/23/25	3.14%	USD	16,019	1,037,802

										54,510,538

										$60,537,124

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
CBOE Volatility Index	300	10/19/22	USD	55.00	USD	949	$(15,000)
iShares iBoxx $ Investment Grade Corporate Bond ETF	500	10/21/22	USD	110.00	USD	5,123	(4,500)
U.S. Treasury Long Bond Futures	237	10/21/22	USD	134.00	USD	29,981	(40,734)
1 Year Mid-Curve Options on 3-Month SOFR Futures	976	03/10/23	USD	96.75	USD	233,984	(439,200)
CME 3-Month SOFR Futures	158	03/10/23	USD	96.00	USD	37,742	(76,038)
CME 3-Month SOFR Futures	7,798	03/10/23	USD	96.25	USD	1,862,747	(2,583,088)

							(3,158,560)

Put
Invesco QQQ Trust, Series 1 ETF	2,177	10/10/22	USD	255.00	USD	58,183	(333,081)
SPDR S&P 500 ETF Trust	1,307	10/10/22	USD	345.00	USD	46,683	(257,479)
Invesco QQQ Trust, Series 1 ETF	150	10/21/22	USD	200.00	USD	4,009	(2,025)
Invesco QQQ Trust, Series 1 ETF	150	10/21/22	USD	225.00	USD	4,009	(8,925)
iShares iBoxx $ High Yield Corporate Bond ETF	500	10/21/22	USD	65.00	USD	3,570	(5,500)
iShares iBoxx High Yield Corporate Bond ETF	500	10/21/22	USD	68.00	USD	3,570	(18,500)
iShares Russell 2000 ETF	200	10/21/22	USD	140.00	USD	3,298	(9,000)
Netflix, Inc.	50	10/21/22	USD	150.00	USD	1,177	(3,200)
SPDR S&P 500 ETF Trust	150	10/21/22	USD	325.00	USD	5,358	(25,875)
SPDR S&P 500 ETF Trust	220	10/21/22	USD	310.00	USD	7,858	(19,470)
VanEck Vectors Semiconductor ETF	176	10/21/22	USD	170.00	USD	3,258	(45,848)
VanEck Vectors Semiconductor ETF	200	10/21/22	USD	140.00	USD	3,702	(4,200)
iShares iBoxx High Yield Corporate Bond ETF	650	11/18/22	USD	63.00	USD	4,640	(18,850)
SPDR S&P 500 ETF Trust	150	11/18/22	USD	250.00	USD	5,358	(9,450)
U.S. Treasury Notes (10 Year)	389	11/25/22	USD	114.00	USD	43,592	(1,087,984)
U.S. Treasury Notes (2 Year)	67	11/25/22	USD	102.25	USD	13,756	(40,828)
U.S. Treasury Notes (5 Year)	69	11/25/22	USD	109.00	USD	7,413	(135,305)
Invesco QQQ Trust, Series 1 ETF	872	01/20/23	USD	240.00	USD	23,305	(770,412)
CME 3-Month SOFR Futures	158	03/10/23	USD	96.00	USD	37,742	(239,963)
CME 3-Month SOFR Futures	7,798	03/10/23	USD	96.25	USD	1,862,747	(15,449,788)
SPDR S&P 500 ETF Trust	440	06/16/23	USD	310.00	USD	15,716	(599,720)

							(19,085,403)

							$(22,243,963)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date		Exercise Price	Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One-Touch	UBS AG	—	10/06/22	JPY	149.50	JPY	149.50	USD	1,258	$(47,243)
USD Currency	One-Touch	JPMorgan Chase Bank N.A.	—	10/11/22	CNH	7.20	CNH	7.20	USD	1,745	(792,509)
GBP Currency	One-Touch	HSBC Bank PLC	—	10/27/22	USD	1.01	USD	1.01	GBP	2,478	(287,984)

											$(1,127,736)

Put
EUR Currency	Down-and-In	Goldman Sachs International	—	10/26/22	USD	0.96	USD	0.92	EUR	25,172	(125,836)

											$(1,253,572)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International PLC	—	10/17/22	CNH 7.17	USD	8,178	$(50,878)
USD Currency	JPMorgan Chase Bank N.A.	—	10/20/22	ZAR 18.00	USD	3,776	(74,662)

							(125,540)

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	Bank of America N.A.	—	10/07/22	ZAR	16.90	USD	4,566	$(145)
USD Currency	JPMorgan Chase Bank N.A.	—	10/20/22	ZAR	16.35	USD	8,496	(1,015)
USD Currency	Morgan Stanley & Co. International PLC	—	10/20/22	KRW	1,360.00	USD	5,406	(2,046)
EUR Currency	Deutsche Bank AG	—	10/24/22	USD	0.96	EUR	373,806	(2,368,461)
USD Currency	Morgan Stanley & Co. International PLC	—	10/26/22	JPY	130.00	USD	16,948	(8,335)
USD Currency	Goldman Sachs International	—	10/27/22	BRL	5.10	USD	5,294	(30,736)
GBP Currency	HSBC Bank PLC	—	11/01/22	USD	1.02	GBP	25,086	(100,412)
EUR Currency	Morgan Stanley & Co. International PLC	—	11/16/22	NOK	9.35	EUR	60,979	(1,301)
EUR Currency	Royal Bank of Canada	—	12/21/22	USD	0.97	EUR	21,740	(333,048)

								(2,845,499)

								$(2,971,039)

OTC Credit Default Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration Date	Credit Rating	Exercise Price	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency	Counterparty
Put
Sold Protection on 5-Year Credit Default Swap, 12/20/27	CDX.NA.HY.39.V1	Quarterly	1.00%	Quarterly	Goldman Sachs International	10/19/22	N/R	145.00	USD 45,935	$(12,815)
Sold Protection on 5-Year Credit Default Swap, 12/20/27	CDX.NA.IG.39.V1	Quarterly	1.00%	Quarterly	Goldman Sachs International	10/19/22	N/R	145.00	USD 20,000	(5,580)
Sold Protection on 5-Year Credit Default Swap, 06/20/27	CDX.NA.HY.38.V2	Quarterly	5.00%	Quarterly	Goldman Sachs International	11/16/22	N/R	85.00	USD 8,000	(12,820)
Sold Protection on 5-Year Credit Default Swap, 12/20/27	CDX.NA.HY.39.V1	Quarterly	5.00%	Quarterly	Barclays Bank PLC	11/16/22	N/R	85.00	USD 5,000	(14,134)

										(45,349)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency	Counterparty
Call
10-Year Interest Rate Swap, 11/13/32	1.82%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	Goldman Sachs International	11/11/22	1.82%	EUR	4,550	$(1,419)
10-Year Interest Rate Swap, 05/24/33	2.67%	Semi-Annual	SOFR, 2.98%	Quarterly	JPMorgan Chase Bank N.A.	05/22/23	2.67%	USD	18,489	(179,017)
10-Year Interest Rate Swap, 06/09/33	2.84%	Semi-Annual	SOFR, 2.98%	Quarterly	Morgan Stanley & Co. International PLC	06/07/23	2.84%	USD	62,903	(846,496)
10-Year Interest Rate Swap, 06/17/33	3.10%	Semi-Annual	SOFR, 2.98%	Quarterly	Goldman Sachs International	06/15/23	3.10%	USD	20,035	(408,266)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency	Counterparty
10-Year Interest Rate Swap, 07/21/33	2.75%	Semi-Annual	SOFR, 2.98%	Quarterly	Deutsche Bank AG	07/19/23	2.75%	USD	9,633	$(131,826)
10-Year Interest Rate Swap, 08/10/33	2.46%	Semi-Annual	SOFR, 2.98%	Quarterly	Morgan Stanley & Co. International PLC	08/08/23	2.46%	USD	42,960	(464,544)
10-Year Interest Rate Swap, 08/12/33	2.41%	Semi-Annual	SOFR, 2.98%	Quarterly	Bank of America N.A.	08/10/23	2.41%	USD	278,698	(2,847,070)
10-Year Interest Rate Swap, 08/12/33	2.44%	Semi-Annual	SOFR, 2.98%	Quarterly	Deutsche Bank AG	08/10/23	2.44%	USD	26,006	(274,973)
2-Year Interest Rate Swap, 08/13/25	1.77%	Semi-Annual	SOFR, 2.98%	Quarterly	Goldman Sachs International	08/11/23	1.77%	USD	973,912	(1,367,938)
10-Year Interest Rate Swap, 08/23/33	2.68%	Semi-Annual	SOFR, 2.98%	Quarterly	JPMorgan Chase Bank N.A.	08/21/23	2.68%	USD	28,576	(434,739)
2-Year Interest Rate Swap, 09/10/25	3.10%	Semi-Annual	SOFR, 2.98%	Quarterly	Bank of America N.A.	09/08/23	3.10%	USD	1,099,569	(6,743,426)

										(13,699,714)

Put
10-Year Interest Rate Swap, 11/13/32	6-month EURIBOR, 1.81%	Semi-Annual	1.82%	Annual	Goldman Sachs International	11/11/22	1.82%	EUR	4,550	$(463,784)
1-Year Interest Rate Swap, 04/23/24	SOFR, 2.98%	Quarterly	4.00%	Semi-Annual	BNP Paribas S.A.	04/21/23	4.00%	USD	259,700	(1,838,128)
10-Year Interest Rate Swap, 05/24/33	SOFR, 2.98%	Quarterly	2.67%	Semi-Annual	JPMorgan Chase Bank N.A.	05/22/23	2.67%	USD	18,489	(1,460,747)
10-Year Interest Rate Swap, 06/09/33	SOFR, 2.98%	Quarterly	2.84%	Semi-Annual	Morgan Stanley & Co. International PLC	06/07/23	2.84%	USD	62,903	(4,323,568)

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency	Counterparty
1-Year Interest Rate Swap, 06/15/24	SOFR, 2.98%	Quarterly	5.00%	Semi-Annual	Bank of America N.A.	06/13/23	5.00%	USD	256,570	$(795,517)
10-Year Interest Rate Swap, 06/17/33	SOFR, 2.98%	Quarterly	3.10%	Semi-Annual	Goldman Sachs International	06/15/23	3.10%	USD	20,035	(1,082,675)
10-Year Interest Rate Swap, 07/21/33	SOFR, 2.98%	Quarterly	2.75%	Semi-Annual	Deutsche Bank AG	07/19/23	2.75%	USD	9,633	(718,794)
10-Year Interest Rate Swap, 08/10/33	SOFR, 2.98%	Quarterly	2.46%	Semi-Annual	Morgan Stanley & Co. International PLC	08/08/23	2.46%	USD	42,960	(4,057,798)
10-Year Interest Rate Swap, 08/12/33	SOFR, 2.98%	Quarterly	2.41%	Semi-Annual	Bank of America N.A.	08/10/23	2.41%	USD	278,698	(27,241,472)
10-Year Interest Rate Swap, 08/12/33	SOFR, 2.98%	Quarterly	2.44%	Semi-Annual	Deutsche Bank AG	08/10/23	2.44%	USD	26,006	(2,499,086)
10-Year Interest Rate Swap, 08/12/33	SOFR, 2.98%	Quarterly	3.10%	Semi-Annual	Goldman Sachs International	08/10/23	3.10%	USD	147,861	(8,495,544)
10-Year Interest Rate Swap, 08/12/33	SOFR, 2.98%	Quarterly	3.20%	Semi-Annual	Goldman Sachs International	08/10/23	3.20%	USD	147,861	(7,787,884)
1-Year Interest Rate Swap, 08/12/24	SOFR, 2.98%	Quarterly	3.48%	Semi-Annual	Goldman Sachs International	08/10/23	3.48%	USD	1,999,552	(20,899,495)
1-Year Interest Rate Swap, 08/12/24	SOFR, 2.98%	Quarterly	3.48%	Semi-Annual	Goldman Sachs International	08/10/23	3.48%	USD	1,999,552	(20,899,495)
2-Year Interest Rate Swap, 08/13/25	SOFR, 2.98%	Quarterly	3.77%	Semi-Annual	Goldman Sachs International	08/11/23	3.77%	USD	973,912	(13,811,539)
10-Year Interest Rate Swap, 08/23/33	SOFR, 2.98%	Quarterly	2.68%	Semi-Annual	JPMorgan Chase Bank N.A.	08/21/23	2.68%	USD	28,576	(2,312,220)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency	Counterparty
2-Year Interest Rate Swap, 09/10/25	SOFR, 2.98%	Quarterly	3.10%	Semi-Annual	Bank of America N.A.	09/08/23	3.10%	USD	1,099,569	$(24,107,842)
5-Year Interest Rate Swap, 08/27/32	6-month EURIBOR, 1.81%	Semi-Annual	3.50%	Annual	Goldman Sachs International	08/25/27	3.50%	EUR	54,674	(2,049,560)

										(144,845,148)

										$(158,544,862)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V1	5.00%	Quarterly	12/20/24	USD	35,060	$(479,763)	$(1,472,782)	$993,019
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	USD	351,156	1,098,007	1,610,311	(512,304)
ITRAXX.FINSR.38.V1	1.00	Quarterly	12/20/27	EUR	54,428	1,162,721	778,359	384,362
ITRAXX.XO.38.V1	5.00	Quarterly	12/20/27	EUR	30,439	1,535,404	1,615,877	(80,473)

						$3,316,369	$2,531,765	$784,604

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.38.V2	5.00%	Quarterly	06/20/27	BB-	USD	74,970	$(1,582,468)	$(1,547,073)	$(35,395)
ITRAXX.EUR.37.V1	1.00%	Quarterly	06/20/27	BBB+	EUR	11,828	(133,029)	(61,423)	(71,606)
ITRAXX.XO.37.V1	5.00%	Quarterly	06/20/27	BB-	EUR	6,126	(211,556)	(200,780)	(10,776)
CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	B+	USD	41,310	(1,632,230)	(1,907,441)	275,211
ITRAXX.EUR.38.V1	1.00%	Quarterly	12/20/27	BBB+	EUR	80,785	(1,224,124)	(1,443,057)	218,933

							$(4,783,407)	$(5,159,774)	$376,367

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28-day MXIBTIIE, 9.54%	Monthly	10.17%	Monthly	N/A	09/14/23	MXN	228,732	$(34,769)	$—	$(34,769)
28-day MXIBTIIE, 9.54%	Monthly	10.30%	Monthly	N/A	09/18/23	MXN	182,170	(17,821)	—	(17,821)
6.15%	At Termination	3-month WIBOR, 7.21%	Quarterly	04/11/23(a)	04/11/24	PLN	32,951	98,934	—	98,934
2.22%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	N/A	09/12/24	EUR	9,164	77,918	2,878	75,040
2.91%	Semi-Annual	3-month LIBOR, 3.75%	Quarterly	N/A	08/23/26	USD	3,692	166,716	(46)	166,762
6.87%	Annual	6-month WIBOR, 7.31%	Semi-Annual	N/A	09/29/27	PLN	5,462	3,153	—	3,153

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6.99%	Annual	6-month WIBOR, 7.31%	Semi-Annual	N/A	09/30/27	PLN	7,866	$3,543	$—	$3,543
2.57%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	12/12/22(a)	10/15/27	EUR	4,208	85,430	—	85,430
2.59%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	12/12/22(a)	10/15/27	EUR	4,038	78,796	—	78,796
7.15%	Annual	6-month WIBOR, 7.31%	Semi-Annual	12/21/22(a)	12/21/27	PLN	10,885	(12,170)	—	(12,170)
2.93%	Semi-Annual	3-month LIBOR, 3.75%	Quarterly	N/A	08/24/28	USD	8,170	465,898	128	465,770
3.16%	Semi-Annual	3-month LIBOR, 3.75%	Quarterly	N/A	10/03/28	USD	4,519	165,188	71	165,117
6-month EURIBOR, 1.81%	Semi-Annual	1.52%	Annual	N/A	02/15/31	EUR	12,805	(1,312,076)	—	(1,312,076)
6-month EURIBOR, 1.81%	Semi-Annual	1.52%	Annual	N/A	02/15/31	EUR	9,578	(981,397)	—	(981,397)
6-month EURIBOR, 1.81%	Semi-Annual	1.54%	Annual	N/A	02/15/31	EUR	32,728	(3,314,349)	—	(3,314,349)
6-month EURIBOR, 1.81%	Semi-Annual	1.55%	Annual	N/A	02/15/31	EUR	16,415	(1,649,288)	—	(1,649,288)
6-month EURIBOR, 1.81%	Semi-Annual	1.55%	Annual	N/A	02/15/31	EUR	9,578	(957,550)	—	(957,550)
6-month EURIBOR, 1.81%	Semi-Annual	1.56%	Annual	N/A	02/15/31	EUR	32,728	(3,260,951)	—	(3,260,951)
6-month EURIBOR, 1.81%	Semi-Annual	1.57%	Annual	N/A	02/15/31	EUR	32,742	(3,239,960)	—	(3,239,960)
6-month EURIBOR, 1.81%	Semi-Annual	1.59%	Annual	N/A	02/15/31	EUR	16,355	(1,589,488)	—	(1,589,488)
6-month EURIBOR, 1.81%	Semi-Annual	1.64%	Annual	N/A	02/15/31	EUR	6,349	(591,680)	—	(591,680)
6-month EURIBOR, 1.81%	Semi-Annual	1.65%	Annual	N/A	02/15/31	EUR	12,826	(1,192,812)	—	(1,192,812)
6-month EURIBOR, 1.81%	Semi-Annual	1.65%	Annual	N/A	02/15/31	EUR	6,349	(590,845)	—	(590,845)
6-month EURIBOR, 1.81%	Semi-Annual	1.69%	Annual	N/A	02/15/31	EUR	6,541	(587,796)	—	(587,796)
6-month EURIBOR, 1.81%	Semi-Annual	1.82%	Annual	N/A	02/15/31	EUR	26,131	(2,092,038)	—	(2,092,038)
2.38%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	12/12/22(a)	08/15/31	EUR	2,400	124,031	19,801	104,230
2.45%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	12/12/22(a)	08/15/31	EUR	2,372	111,063	2,582	108,481
2.52%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	12/12/22(a)	08/15/31	EUR	2,400	99,820	—	99,820
2.64%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	N/A	08/15/31	EUR	2,375	66,845	—	66,845
3.16%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	12/12/22(a)	08/15/31	EUR	5,570	—	—	—
3.22%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	12/12/22(a)	08/15/31	EUR	2,820	(30,822)	—	(30,822)
3.26%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	12/12/22(a)	08/15/31	EUR	2,820	(39,534)	—	(39,534)
6-month EURIBOR, 1.81%	Semi-Annual	1.61%	Annual	N/A	08/15/31	EUR	4,746	(508,587)	—	(508,587)
6-month EURIBOR, 1.81%	Semi-Annual	1.65%	Annual	N/A	08/15/31	EUR	29,312	(3,058,548)	(923,293)	(2,135,255)
6-month EURIBOR, 1.81%	Semi-Annual	1.71%	Annual	N/A	08/15/31	EUR	2,375	(236,523)	—	(236,523)
6-month EURIBOR, 1.81%	Semi-Annual	1.72%	Annual	N/A	08/15/31	EUR	2,372	(233,990)	—	(233,990)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-month EURIBOR, 1.81%	Semi-Annual	1.73%	Annual	N/A	08/15/31	EUR	2,372	$(232,320)	$—	$(232,320)
6-month EURIBOR, 1.81%	Semi-Annual	1.75%	Annual	N/A	08/15/31	EUR	2,375	(230,225)	392	(230,617)
6-month EURIBOR, 1.81%	Semi-Annual	1.86%	Annual	N/A	08/15/31	EUR	18,088	(1,593,590)	5,371	(1,598,961)
6-month EURIBOR, 1.81%	Semi-Annual	2.01%	Annual	N/A	08/15/31	EUR	4,734	(363,371)	—	(363,371)
6-month EURIBOR, 1.81%	Semi-Annual	2.07%	Annual	N/A	08/15/31	EUR	4,734	(339,172)	—	(339,172)
6-month EURIBOR, 1.81%	Semi-Annual	2.09%	Annual	N/A	08/15/31	EUR	4,747	(333,408)	—	(333,408)
6-month EURIBOR, 1.81%	Semi-Annual	2.12%	Annual	N/A	08/15/31	EUR	2,372	(161,178)	—	(161,178)
6-month EURIBOR, 1.81%	Semi-Annual	2.22%	Annual	N/A	08/15/31	EUR	2,375	(144,214)	—	(144,214)
6-month EURIBOR, 1.81%	Semi-Annual	2.23%	Annual	N/A	08/15/31	EUR	2,372	(141,492)	(359)	(141,133)
6-month EURIBOR, 1.81%	Semi-Annual	2.37%	Annual	N/A	08/15/31	EUR	2,372	(115,973)	(3,747)	(112,226)
6-month EURIBOR, 1.81%	Semi-Annual	2.40%	Annual	12/12/22(a)	08/15/31	EUR	2,376	(119,864)	—	(119,864)
6-month EURIBOR, 1.81%	Semi-Annual	2.41%	Annual	N/A	08/15/31	EUR	2,375	(108,040)	—	(108,040)
6-month EURIBOR, 1.81%	Semi-Annual	2.50%	Annual	N/A	08/15/31	EUR	2,375	(92,501)	—	(92,501)
6-month EURIBOR, 1.81%	Semi-Annual	2.53%	Annual	12/12/22(a)	08/15/31	EUR	17,664	(719,565)	—	(719,565)
6-month EURIBOR, 1.81%	Semi-Annual	3.09%	Annual	N/A	08/15/31	EUR	11,650	15,120	—	15,120
1.61%	Annual	SOFR, 2.98%	Annual	N/A	03/09/32	USD	7,538	1,162,808	—	1,162,808
1.67%	Annual	SOFR, 2.98%	Annual	N/A	03/10/32	USD	13,226	1,973,874	—	1,973,874
1.97%	Annual	SOFR, 2.98%	Annual	N/A	03/16/32	USD	9,024	1,120,066	—	1,120,066
2.01%	Annual	SOFR, 2.98%	Annual	N/A	03/18/32	USD	7,480	907,305	—	907,305
2.13%	Annual	SOFR, 2.98%	Annual	N/A	03/23/32	USD	14,948	1,656,018	—	1,656,018
2.16%	Annual	SOFR, 2.98%	Annual	N/A	03/23/32	USD	8,888	969,202	—	969,202
2.29%	Annual	SOFR, 2.98%	Annual	N/A	03/29/32	USD	10,608	1,036,454	—	1,036,454
0.30%	Annual	1-day TONA, (0.07)%	Annual	N/A	04/07/32	JPY	5,292,532	545,116	—	545,116
0.30%	Annual	1-day TONA, (0.07)%	Annual	N/A	04/07/32	JPY	5,336,421	537,844	—	537,844
0.30%	Annual	1-day TONA, (0.07)%	Annual	N/A	04/07/32	JPY	5,315,897	529,812	—	529,812
0.31%	Annual	1-day TONA, (0.07)%	Annual	N/A	04/07/32	JPY	5,232,361	510,457	—	510,457
0.31%	Annual	1-day TONA, (0.07)%	Annual	N/A	04/07/32	JPY	4,640,018	453,301	—	453,301
2.34%	Annual	SOFR, 2.98%	Annual	N/A	04/07/32	USD	8,873	838,298	—	838,298
2.44%	Annual	SOFR, 2.98%	Annual	N/A	04/08/32	USD	8,886	767,182	—	767,182
2.44%	Annual	SOFR, 2.98%	Annual	N/A	04/11/32	USD	8,890	767,803	—	767,803
2.58%	Annual	SOFR, 2.98%	Annual	N/A	04/13/32	USD	9,018	673,190	—	673,190
2.61%	Annual	SOFR, 2.98%	Annual	N/A	04/19/32	USD	10,505	758,830	—	758,830
2.64%	Annual	SOFR, 2.98%	Annual	N/A	04/20/32	USD	7,522	524,581	—	524,581
2.68%	Annual	SOFR, 2.98%	Annual	N/A	04/21/32	USD	7,527	503,229	—	503,229
2.75%	Annual	SOFR, 2.98%	Annual	N/A	04/21/32	USD	8,965	547,344	—	547,344
SOFR, 2.98%	Annual	2.53%	Annual	N/A	04/28/32	USD	14,751	(1,178,077)	—	(1,178,077)
0.39%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/02/32	JPY	3,198,648	136,748	—	136,748
0.40%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/02/32	JPY	3,198,648	131,312	—	131,312
2.74%	Annual	SOFR, 2.98%	Annual	N/A	05/03/32	USD	5,899	369,203	—	369,203

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.87%	Annual	SOFR, 2.98%	Annual	N/A	05/09/32	USD	14,757	$773,429	$—	$773,429
SOFR, 2.98%	Annual	2.67%	Annual	N/A	05/16/32	USD	11,835	(820,453)	—	(820,453)
SOFR, 2.98%	Annual	2.54%	Annual	N/A	05/27/32	USD	13,266	(1,071,103)	—	(1,071,103)
2.73%	Annual	SOFR, 2.98%	Annual	N/A	06/03/32	USD	10,363	677,886	—	677,886
2.86%	Annual	SOFR, 2.98%	Annual	N/A	06/08/32	USD	13,349	730,971	—	730,971
2.79%	Annual	SOFR, 2.98%	Annual	N/A	06/09/32	USD	11,883	723,008	—	723,008
SOFR, 2.98%	Annual	2.78%	Annual	N/A	06/09/32	USD	49,324	(3,042,475)	—	(3,042,475)
2.85%	Annual	SOFR, 2.98%	Annual	N/A	06/13/32	USD	11,886	668,826	—	668,826
0.42%	Annual	1-day TONA, (0.07)%	Annual	N/A	06/14/32	JPY 6,966,460		208,201	—	208,201
0.42%	Annual	1-day TONA, (0.07)%	Annual	N/A	06/14/32	JPY 6,177,804		201,417	—	201,417
2.96%	Annual	SOFR, 2.98%	Annual	N/A	06/14/32	USD	10,374	489,648	—	489,648
2.96%	Annual	SOFR, 2.98%	Annual	N/A	06/14/32	USD	10,374	484,847	—	484,847
3.17%	Annual	SOFR, 2.98%	Annual	N/A	06/15/32	USD	7,321	215,152	—	215,152
3.09%	Annual	SOFR, 2.98%	Annual	N/A	06/17/32	USD	29,452	1,066,006	—	1,066,006
SOFR, 2.98%	Annual	3.00%	Annual	N/A	06/21/32	USD	14,906	(658,331)	—	(658,331)
SOFR, 2.98%	Annual	2.78%	Annual	N/A	07/05/32	USD	14,762	(928,672)	—	(928,672)
SOFR, 2.98%	Annual	2.83%	Annual	N/A	07/05/32	USD	12,302	(724,823)	—	(724,823)
SOFR, 2.98%	Annual	2.71%	Annual	N/A	07/06/32	USD	11,917	(824,273)	—	(824,273)
SOFR, 2.98%	Annual	2.62%	Annual	N/A	07/07/32	USD	8,185	(627,293)	—	(627,293)
SOFR, 2.98%	Annual	2.68%	Annual	N/A	07/08/32	USD	5,934	(423,393)	—	(423,393)
2.90%	Annual	SOFR, 2.98%	Annual	N/A	07/12/32	USD	7,039	374,559	—	374,559
6-month EURIBOR, 1.81%	Semi-Annual	2.44%	Annual	07/14/27(a)	07/14/32	EUR	9,100	(270,281)	—	(270,281)
SOFR, 2.98%	Annual	2.60%	Annual	N/A	07/26/32	USD	14,877	(1,179,898)	(433)	(1,179,465)
SOFR, 2.98%	Annual	2.54%	Annual	N/A	08/10/32	USD	39,418	(3,324,998)	—	(3,324,998)
3-month Canadian Bankers Acceptances, 4.20%	Semi-Annual	3.42%	Semi-Annual	N/A	08/22/32	CAD	7,260	(114,145)	35	(114,180)
2.76%	Annual	SOFR, 2.98%	Annual	N/A	08/23/32	USD	14,877	991,502	—	991,502
3-month Canadian Bankers Acceptances, 4.20%	Semi-Annual	3.46%	Semi-Annual	N/A	08/23/32	CAD	3,660	(48,109)	16	(48,125)
3-month Canadian Bankers Acceptances, 4.20%	Semi-Annual	3.56%	Semi-Annual	N/A	08/29/32	CAD	7,205	(52,364)	27	(52,391)
3-month Canadian Bankers Acceptances, 4.20%	Semi-Annual	3.59%	Semi-Annual	N/A	08/31/32	CAD	7,325	(42,130)	31	(42,161)
2.93%	Annual	SOFR, 2.98%	Annual	N/A	09/01/32	USD	14,881	783,463	—	783,463
SOFR, 2.98%	Annual	2.93%	Annual	N/A	09/01/32	USD	92,181	(4,814,764)	—	(4,814,764)
2.93%	Annual	SOFR, 2.98%	Annual	N/A	09/02/32	USD	15,197	789,679	—	789,679
2.99%	Annual	SOFR, 2.98%	Annual	N/A	09/02/32	USD	15,197	719,786	—	719,786
3.08%	Annual	SOFR, 2.98%	Annual	N/A	09/09/32	USD	9,136	366,381	—	366,381
9.25%	Monthly	28-day MXIBTIIE, 9.54%	Monthly	N/A	09/17/32	MXN	107,772	(19,152)	—	(19,152)
1-day ESTR, 0.64%	Annual	2.70%	Annual	09/29/27(a)	09/29/32	EUR	73,510	(755,932)	—	(755,932)
3.47%	Annual	SOFR, 2.98%	Annual	N/A	09/30/32	USD	12,539	(170)	—	(170)
3.56%	Annual	SOFR, 2.98%	Annual	N/A	10/03/32	USD	18,808	7,649	—	7,649
1-day ESTR, 0.64%	Annual	2.95%	Annual	10/04/27(a)	10/04/32	EUR	31,440	(4,184)	—	(4,184)
1-day ESTR, 0.64%	Annual	2.95%	Annual	10/04/27(a)	10/04/32	EUR	44,360	2,062	—	2,062
3.23%	Annual	SOFR, 2.98%	Annual	10/04/27(a)	10/04/32	USD	30,300	37,112	—	37,112
SOFR, 2.98%	Annual	3.48%	Annual	N/A	10/04/32	USD	9,301	(65,811)	—	(65,811)
SOFR, 2.98%	Annual	2.99%	Annual	05/17/32(a)	05/17/37	USD	5,675	(62,651)	—	(62,651)
SOFR, 2.98%	Annual	3.01%	Annual	05/17/32(a)	05/17/37	USD	15,155	(159,373)	—	(159,373)
SOFR, 2.98%	Annual	2.82%	Annual	05/21/32(a)	05/21/37	USD	5,726	(94,051)	—	(94,051)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-month EURIBOR, 1.81%	Semi-Annual	2.15%	Annual	05/26/32(a)	05/26/37	EUR	4,957	$(159,187)	$—	$(159,187)
6-month EURIBOR, 1.81%	Semi-Annual	2.20%	Annual	05/26/32(a)	05/26/37	EUR	4,957	(151,313)	—	(151,313)
6-month EURIBOR, 1.81%	Semi-Annual	2.22%	Annual	05/26/32(a)	05/26/37	EUR	4,957	(147,333)	—	(147,333)
6-month EURIBOR, 1.81%	Semi-Annual	2.32%	Annual	05/26/32(a)	05/26/37	EUR	4,957	(130,231)	—	(130,231)
6-month EURIBOR, 1.81%	Semi-Annual	2.52%	Annual	05/26/32(a)	05/26/37	EUR	8,358	(163,044)	—	(163,044)
SOFR, 2.98%	Annual	3.07%	Annual	06/02/32(a)	06/02/37	USD	5,235	(44,131)	—	(44,131)
SOFR, 2.98%	Annual	3.00%	Annual	06/09/32(a)	06/09/37	USD	6,983	(74,761)	—	(74,761)
SOFR, 2.98%	Annual	3.03%	Annual	06/09/32(a)	06/09/37	USD	8,028	(78,086)	—	(78,086)
6-month EURIBOR, 1.81%	Semi-Annual	2.55%	Annual	06/11/32(a)	06/11/37	EUR	4,181	(77,292)	—	(77,292)
SOFR, 2.98%	Annual	3.12%	Annual	06/15/32(a)	06/15/37	USD	4,538	(30,177)	—	(30,177)
SOFR, 2.98%	Annual	3.15%	Annual	06/15/32(a)	06/15/37	USD	4,538	(25,512)	—	(25,512)
6-month EURIBOR, 1.81%	Semi-Annual	2.81%	Annual	06/28/32(a)	06/28/37	EUR	4,181	(38,463)	—	(38,463)
6-month EURIBOR, 1.81%	Semi-Annual	2.91%	Annual	06/28/32(a)	06/28/37	EUR	4,177	(24,133)	—	(24,133)
6-month EURIBOR, 1.81%	Semi-Annual	2.63%	Annual	07/13/32(a)	07/13/37	EUR	988	(14,909)	—	(14,909)
6-month EURIBOR, 1.81%	Semi-Annual	2.55%	Annual	07/20/32(a)	07/20/37	EUR	4,181	(75,084)	—	(75,084)
6-month EURIBOR, 1.81%	Semi-Annual	2.22%	Annual	08/13/32(a)	08/13/37	EUR	10,404	(297,890)	—	(297,890)
SOFR, 2.98%	Annual	2.96%	Annual	08/24/32(a)	08/24/37	USD	12,762	(150,071)	—	(150,071)
SOFR, 2.98%	Annual	3.02%	Annual	08/25/32(a)	08/25/37	USD	13,032	(127,644)	—	(127,644)
SOFR, 2.98%	Annual	3.12%	Annual	08/26/32(a)	08/26/37	USD	9,675	(64,938)	—	(64,938)
SOFR, 2.98%	Annual	3.05%	Annual	08/27/32(a)	08/27/37	USD	6,448	(56,646)	—	(56,646)
6-month EURIBOR, 1.81%	Semi-Annual	2.76%	Annual	09/06/32(a)	09/06/37	EUR	5,139	(51,907)	—	(51,907)
0.65%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	04/14/42(a)	04/14/52	EUR	1,295	36,444	—	36,444
0.71%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	04/14/42(a)	04/14/52	EUR	2,595	64,650	—	64,650
0.73%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	04/14/42(a)	04/14/52	EUR	2,595	61,971	—	61,971
0.74%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	04/14/42(a)	04/14/52	EUR	2,595	60,496	—	60,496
0.77%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	04/14/42(a)	04/14/52	EUR	2,595	56,203	—	56,203
1.90%	Annual	SOFR, 2.98%	Annual	04/22/42(a)	04/22/52	USD	3,460	41,891	563	41,328
0.86%	Annual	1-day TONA, (0.07)%	Annual	N/A	04/25/52	JPY	39,072	16,316	—	16,316
1.85%	Annual	SOFR, 2.98%	Annual	04/28/42(a)	04/28/52	USD	3,460	49,813	(1,668)	51,481
1.90%	Annual	SOFR, 2.98%	Annual	05/02/42(a)	05/02/52	USD	3,460	41,551	(16)	41,567
0.73%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/09/42(a)	05/09/52	EUR	1,500	35,602	—	35,602
0.75%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/09/42(a)	05/09/52	EUR	2,400	54,213	—	54,213
0.80%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/09/42(a)	05/09/52	EUR	2,400	47,433	—	47,433
0.85%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/09/52	JPY	39,072	16,913	—	16,913
0.86%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/09/52	JPY	2,106,662	906,129	—	906,129
0.86%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/09/52	JPY	2,085,596	874,257	—	874,257

96	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.86%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/09/52	JPY	39,072	$16,664	$—	$16,664
1.91%	Annual	SOFR, 2.98%	Annual	05/12/42(a)	05/12/52	USD	3,460	39,590	(1,449)	41,039
SOFR, 2.98%	Annual	2.01%	Annual	05/16/42(a)	05/16/52	USD	3,460	(23,307)	—	(23,307)
1.90%	Annual	SOFR, 2.98%	Annual	05/17/47(a)	05/17/52	USD	9,429	29,620	—	29,620
1.92%	Annual	SOFR, 2.98%	Annual	05/17/47(a)	05/17/52	USD	18,859	52,326	—	52,326
1.92%	Annual	SOFR, 2.98%	Annual	05/17/47(a)	05/17/52	USD	9,429	25,430	—	25,430
1.98%	Annual	SOFR, 2.98%	Annual	05/19/42(a)	05/19/52	USD	2,805	22,300	—	22,300
2.05%	Annual	SOFR, 2.98%	Annual	05/19/42(a)	05/19/52	USD	3,455	16,608	—	16,608
2.04%	Annual	SOFR, 2.98%	Annual	05/20/42(a)	05/20/52	USD	2,805	15,040	—	15,040
1.90%	Annual	SOFR, 2.98%	Annual	05/21/47(a)	05/21/52	USD	8,208	25,973	—	25,973
0.88%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/23/52	JPY	58,849	22,844	—	22,844
0.95%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/23/42(a)	05/23/52	EUR	2,005	23,307	—	23,307
6-month EURIBOR, 1.81%	Semi-Annual	0.95%	Annual	05/23/42(a)	05/23/52	EUR	2,005	(23,307)	(11,243)	(12,064)
0.85%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/26/52	JPY	48,525	21,531	—	21,531
1.03%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/26/42(a)	05/26/52	EUR	2,005	14,697	—	14,697
1.06%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/26/42(a)	05/26/52	EUR	2,005	11,813	—	11,813
1.07%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/26/42(a)	05/26/52	EUR	2,005	10,104	27,402	(17,298)
1.11%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/26/42(a)	05/26/52	EUR	2,005	5,830	22,721	(16,891)
6-month EURIBOR, 1.81%	Semi-Annual	1.03%	Annual	05/26/42(a)	05/26/52	EUR	2,005	(15,018)	—	(15,018)
6-month EURIBOR, 1.81%	Semi-Annual	1.07%	Annual	05/26/42(a)	05/26/52	EUR	2,005	(10,104)	—	(10,104)
6-month EURIBOR, 1.81%	Semi-Annual	1.11%	Annual	05/26/42(a)	05/26/52	EUR	2,005	(5,830)	—	(5,830)
0.79%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/27/52	JPY	48,523	26,710	—	26,710
1.98%	Annual	SOFR, 2.98%	Annual	05/27/42(a)	05/27/52	USD	2,805	22,483	132	22,351
1.99%	Annual	SOFR, 2.98%	Annual	05/27/42(a)	05/27/52	USD	2,805	21,167	1,640	19,527
2.03%	Annual	SOFR, 2.98%	Annual	05/27/42(a)	05/27/52	USD	5,335	30,257	(1,551)	31,808
2.03%	Annual	SOFR, 2.98%	Annual	05/27/42(a)	05/27/52	USD	1,420	8,220	—	8,220
2.05%	Annual	SOFR, 2.98%	Annual	05/27/42(a)	05/27/52	USD	2,840	14,043	—	14,043
2.06%	Annual	SOFR, 2.98%	Annual	05/27/42(a)	05/27/52	USD	16,010	68,660	—	68,660
0.86%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/28/47(a)	05/28/52	EUR	6,127	22,706	—	22,706
0.89%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/28/47(a)	05/28/52	EUR	6,127	17,264	—	17,264
0.91%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/28/47(a)	05/28/52	EUR	6,127	14,976	—	14,976
0.97%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/28/47(a)	05/28/52	EUR	6,127	5,275	—	5,275
1.23%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	05/28/47(a)	05/28/52	EUR	11,595	(67,185)	—	(67,185)
0.81%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/30/52	JPY	1,135,653	583,574	—	583,574
0.82%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/30/52	JPY	1,135,653	569,092	—	569,092
0.83%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/30/52	JPY	1,135,653	546,334	—	546,334
0.87%	Annual	1-day TONA, (0.07)%	Annual	N/A	05/30/52	JPY	1,135,653	469,785	—	469,785
6-month EURIBOR, 1.81%	Semi-Annual	1.30%	Annual	05/30/42(a)	05/30/52	EUR	2,470	17,564	—	17,564

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-month EURIBOR, 1.81%	Semi-Annual	1.21%	Annual	06/02/42(a)	06/02/52	EUR	2,005	$4,346	$—	$4,346
6-month EURIBOR, 1.81%	Semi-Annual	1.24%	Annual	06/02/42(a)	06/02/52	EUR	2,005	7,871	—	7,871
2.08%	Annual	SOFR, 2.98%	Annual	06/03/42(a)	06/03/52	USD	2,840	9,268	—	9,268
1.99%	Annual	SOFR, 2.98%	Annual	06/04/47(a)	06/04/52	USD	7,607	8,593	—	8,593
SOFR, 2.98%	Annual	2.15%	Annual	06/06/42(a)	06/06/52	USD	2,840	124	71	53
1.25%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	1,875	(8,385)	—	(8,385)
1.28%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	1,870	(11,400)	—	(11,400)
1.30%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	1,875	(13,278)	—	(13,278)
1.32%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	3,750	(30,250)	—	(30,250)
1.32%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	1,870	(15,882)	—	(15,882)
1.35%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	1,875	(18,620)	—	(18,620)
1.36%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	1,875	(19,469)	—	(19,469)
1.37%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	1,875	(20,468)	(804)	(19,664)
1.37%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	1,870	(20,381)	—	(20,381)
1.38%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	1,875	(21,266)	—	(21,266)
1.38%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	1,875	(21,466)	339	(21,805)
1.50%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/09/42(a)	06/09/52	EUR	1,875	(33,448)	(239)	(33,209)
6-month EURIBOR, 1.81%	Semi-Annual	1.30%	Annual	06/09/42(a)	06/09/52	EUR	2,470	17,754	(217)	17,971
6-month EURIBOR, 1.81%	Semi-Annual	1.63%	Annual	06/09/42(a)	06/09/52	EUR	2,185	54,105	(21)	54,126
1.26%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/11/47(a)	06/11/52	EUR	5,577	(37,485)	—	(37,485)
1.33%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/11/42(a)	06/11/52	EUR	5,692	(49,036)	—	(49,036)
1.34%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/11/42(a)	06/11/52	EUR	2,875	(26,878)	—	(26,878)
1.40%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/11/42(a)	06/11/52	EUR	20,232	(248,031)	(6,696)	(241,335)
1.95%	Annual	SOFR, 2.98%	Annual	06/11/47(a)	06/11/52	USD	10,140	20,726	—	20,726
1.96%	Annual	SOFR, 2.98%	Annual	06/11/47(a)	06/11/52	USD	11,660	20,469	—	20,469
SOFR, 2.98%	Annual	2.11%	Annual	06/13/42(a)	06/13/52	USD	2,841	(5,685)	—	(5,685)
SOFR, 2.98%	Annual	2.14%	Annual	06/13/42(a)	06/13/52	USD	2,841	(1,428)	—	(1,428)
1.91%	Annual	SOFR, 2.98%	Annual	06/16/42(a)	06/16/52	USD	1,240	13,915	—	13,915
1.98%	Annual	SOFR, 2.98%	Annual	06/16/42(a)	06/16/52	USD	2,480	19,467	—	19,467
2.04%	Annual	SOFR, 2.98%	Annual	06/16/42(a)	06/16/52	USD	1,240	6,481	—	6,481
SOFR, 2.98%	Annual	2.09%	Annual	06/16/42(a)	06/16/52	USD	2,480	(6,691)	—	(6,691)
SOFR, 2.98%	Annual	2.10%	Annual	06/16/42(a)	06/16/52	USD	2,480	(4,948)	—	(4,948)
SOFR, 2.98%	Annual	2.11%	Annual	06/16/42(a)	06/16/52	USD	2,480	(4,658)	—	(4,658)
0.99%	Annual	1-day TONA, (0.07)%	Annual	N/A	06/17/52	JPY	62,812	12,780	—	12,780
1.34%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/17/42(a)	06/17/52	EUR	2,960	(27,787)	670	(28,457)
1.35%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/17/42(a)	06/17/52	EUR	6,197	(61,473)	—	(61,473)
1.36%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/17/42(a)	06/17/52	EUR	6,197	(64,771)	—	(64,771)

98	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.37%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/17/42(a)	06/17/52	EUR	12,394	$(136,139)	$—	$(136,139)
1.38%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/17/42(a)	06/17/52	EUR	12,209	(140,605)	—	(140,605)
1.40%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/17/42(a)	06/17/52	EUR	12,332	(151,871)	—	(151,871)
1.44%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/17/42(a)	06/17/52	EUR	2,928	(43,070)	(349)	(42,721)
1.45%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/17/42(a)	06/17/52	EUR	2,999	(45,711)	(1,216)	(44,495)
1.46%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/17/42(a)	06/17/52	EUR	3,113	(49,105)	154	(49,259)
1.48%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/17/42(a)	06/17/52	EUR	2,965	(49,927)	(491)	(49,436)
1.49%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/17/42(a)	06/17/52	EUR	2,932	(50,932)	(425)	(50,507)
1.96%	Annual	SOFR, 2.98%	Annual	06/17/47(a)	06/17/52	USD	6,457	11,307	—	11,307
1.96%	Annual	SOFR, 2.98%	Annual	06/17/47(a)	06/17/52	USD	6,457	10,877	—	10,877
SOFR, 2.98%	Annual	2.00%	Annual	06/20/42(a)	06/20/52	USD	2,480	(16,705)	—	(16,705)
1.44%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/23/42(a)	06/23/52	EUR	1,875	(33,656)	—	(33,656)
1.33%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/25/42(a)	06/25/52	EUR	4,321	(39,123)	—	(39,123)
1.20%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/26/47(a)	06/26/52	EUR	5,567	(28,539)	—	(28,539)
1.21%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	06/26/47(a)	06/26/52	EUR	5,568	(29,997)	—	(29,997)
SOFR, 2.98%	Annual	2.09%	Annual	07/08/42(a)	07/08/52	USD	2,480	(6,608)	—	(6,608)
SOFR, 2.98%	Annual	2.01%	Annual	07/14/42(a)	07/14/52	USD	2,480	(14,934)	—	(14,934)
SOFR, 2.98%	Annual	2.05%	Annual	07/14/42(a)	07/14/52	USD	2,481	(11,170)	—	(11,170)
6-month EURIBOR, 1.81%	Semi-Annual	1.15%	Annual	07/15/42(a)	07/15/52	EUR	2,185	(990)	2,786	(3,776)
6-month EURIBOR, 1.81%	Semi-Annual	1.15%	Annual	07/15/42(a)	07/15/52	EUR	2,185	(1,106)	—	(1,106)
6-month EURIBOR, 1.81%	Semi-Annual	1.17%	Annual	07/15/42(a)	07/15/52	EUR	2,185	1,392	—	1,392
6-month EURIBOR, 1.81%	Semi-Annual	1.29%	Annual	07/15/42(a)	07/15/52	EUR	2,190	15,426	—	15,426
6-month EURIBOR, 1.81%	Semi-Annual	1.30%	Annual	07/15/42(a)	07/15/52	EUR	2,185	16,494	—	16,494
SOFR, 2.98%	Annual	2.02%	Annual	07/21/42(a)	07/21/52	USD	2,481	(13,622)	—	(13,622)
SOFR, 2.98%	Annual	2.03%	Annual	07/21/42(a)	07/21/52	USD	2,480	(13,153)	—	(13,153)
0.96%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	07/22/47(a)	07/22/52	EUR	5,285	5,568	—	5,568
0.99%	Annual	1-day TONA, (0.07)%	Annual	N/A	07/26/52	JPY	125,000	25,586	—	25,586
SOFR, 2.98%	Annual	2.06%	Annual	07/28/42(a)	07/28/52	USD	2,480	(9,461)	—	(9,461)
SOFR, 2.98%	Annual	2.11%	Annual	07/28/42(a)	07/28/52	USD	4,840	(6,479)	—	(6,479)
1.96%	Annual	SOFR, 2.98%	Annual	08/01/42(a)	08/01/52	USD	2,480	20,957	—	20,957
0.96%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	08/04/42(a)	08/04/52	EUR	1,870	19,100	—	19,100
0.97%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	08/04/42(a)	08/04/52	EUR	3,445	33,746	—	33,746
0.97%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	08/04/42(a)	08/04/52	EUR	3,445	34,753	—	34,753
1.95%	Annual	SOFR, 2.98%	Annual	08/04/42(a)	08/04/52	USD	2,480	21,813	—	21,813
6-month EURIBOR, 1.81%	Semi-Annual	0.96%	Annual	08/04/42(a)	08/04/52	EUR	1,870	(19,100)	(34,004)	14,904
6-month EURIBOR, 1.81%	Semi-Annual	0.97%	Annual	08/04/42(a)	08/04/52	EUR	3,445	(34,753)	(62,173)	27,420

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-month EURIBOR, 1.81%	Semi-Annual	1.05%	Annual	08/05/42(a)	08/05/52	EUR	2,185	$(11,807)	$—	$(11,807)
6-month EURIBOR, 1.81%	Semi-Annual	1.07%	Annual	08/11/42(a)	08/11/52	EUR	2,185	(9,643)	—	(9,643)
6-month EURIBOR, 1.81%	Semi-Annual	1.13%	Annual	08/11/42(a)	08/11/52	EUR	2,110	(2,922)	—	(2,922)
6-month EURIBOR, 1.81%	Semi-Annual	1.15%	Annual	08/11/42(a)	08/11/52	EUR	2,115	107	—	107
SOFR, 2.98%	Annual	2.10%	Annual	08/11/42(a)	08/11/52	USD	2,420	(4,070)	—	(4,070)
SOFR, 2.98%	Annual	2.10%	Annual	08/11/42(a)	08/11/52	USD	2,420	(4,127)	—	(4,127)
SOFR, 2.98%	Annual	2.14%	Annual	08/11/42(a)	08/11/52	USD	2,480	(177)	(1,344)	1,167
SOFR, 2.98%	Annual	2.15%	Annual	08/11/42(a)	08/11/52	USD	2,420	1,521	(246)	1,767
0.95%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	08/13/47(a)	08/13/52	EUR	12,942	15,530	—	15,530
2.12%	Annual	SOFR, 2.98%	Annual	08/14/42(a)	08/14/52	USD	2,245	1,574	—	1,574
1.26%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	08/18/42(a)	08/18/52	EUR	2,000	(11,210)	—	(11,210)
6-month EURIBOR, 1.81%	Semi-Annual	1.26%	Annual	08/18/42(a)	08/18/52	EUR	2,000	11,210	24,948	(13,738)
6-month EURIBOR, 1.81%	Semi-Annual	1.20%	Annual	08/19/42(a)	08/19/52	EUR	2,110	5,469	—	5,469
1.16%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	08/20/42(a)	08/20/52	EUR	7,097	(3,268)	—	(3,268)
1.18%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	08/20/42(a)	08/20/52	EUR	7,097	(8,669)	—	(8,669)
3.38%	Semi-Annual	3-month Canadian Bankers Acceptances, 4.20%	Semi-Annual	N/A	08/22/52	CAD	3,105	58,625	(18)	58,643
3.40%	Semi-Annual	3-month Canadian Bankers Acceptances, 4.20%	Semi-Annual	N/A	08/23/52	CAD	1,555	26,555	(9)	26,564
2.04%	Annual	SOFR, 2.98%	Annual	08/25/42(a)	08/25/52	USD	2,265	9,923	—	9,923
6-month EURIBOR, 1.81%	Semi-Annual	1.28%	Annual	08/25/42(a)	08/25/52	EUR	2,185	14,904	—	14,904
SOFR, 2.98%	Annual	2.12%	Annual	08/25/42(a)	08/25/52	USD	2,260	(1,468)	—	(1,468)
1.95%	Annual	SOFR, 2.98%	Annual	08/26/47(a)	08/26/52	USD	18,720	34,269	—	34,269
2.05%	Annual	SOFR, 2.98%	Annual	08/26/42(a)	08/26/52	USD	2,265	9,061	—	9,061
1.95%	Annual	SOFR, 2.98%	Annual	08/27/47(a)	08/27/52	USD	18,729	35,476	—	35,476
1.98%	Annual	SOFR, 2.98%	Annual	08/27/47(a)	08/27/52	USD	9,360	11,732	—	11,732
2.02%	Annual	SOFR, 2.98%	Annual	08/27/47(a)	08/27/52	USD	13,608	2,924	—	2,924
1.21%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	08/29/42(a)	08/29/52	EUR	2,584	(8,271)	(522)	(7,749)
1.25%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	08/29/42(a)	08/29/52	EUR	2,584	(14,171)	—	(14,171)
2.05%	Annual	SOFR, 2.98%	Annual	08/29/42(a)	08/29/52	USD	2,245	8,712	(1,465)	10,177
3.45%	Semi-Annual	3-month Canadian Bankers Acceptances, 4.20%	Semi-Annual	N/A	08/29/52	CAD	3,110	31,572	(19)	31,591
3.43%	Semi-Annual	3-month Canadian Bankers Acceptances, 4.20%	Semi-Annual	N/A	08/31/52	CAD	3,110	37,723	(23)	37,746
1.31%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/01/42(a)	09/01/52	EUR	10,520	(87,516)	—	(87,516)
1.20%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/02/42(a)	09/02/52	EUR	6,700	(16,654)	—	(16,654)
1.21%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/02/42(a)	09/02/52	EUR	12,310	(41,052)	1,175	(42,227)

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.23%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/02/42(a)	09/02/52	EUR	4,595	$(19,589)	$(84)	$(19,505)
1.25%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/02/42(a)	09/02/52	EUR	4,526	(23,260)	—	(23,260)
1.25%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/02/42(a)	09/02/52	EUR	4,526	(23,861)	(4,067)	(19,794)
1.25%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/02/42(a)	09/02/52	EUR	4,595	(24,466)	(2,116)	(22,350)
1.26%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/02/42(a)	09/02/52	EUR	6,700	(39,234)	(320)	(38,914)
1.27%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/02/42(a)	09/02/52	EUR	6,700	(42,789)	7,779	(50,568)
1.27%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/02/42(a)	09/02/52	EUR	9,189	(56,979)	—	(56,979)
1.27%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/02/42(a)	09/02/52	EUR	18,150	(113,025)	(11,133)	(101,892)
2.01%	Annual	SOFR, 2.98%	Annual	09/02/42(a)	09/02/52	USD	2,245	12,817	3,437	9,380
2.04%	Annual	SOFR, 2.98%	Annual	09/02/42(a)	09/02/52	USD	4,650	19,613	—	19,613
1.19%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/04/47(a)	09/04/52	EUR	6,750	(32,829)	—	(32,829)
1.18%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/08/42(a)	09/08/52	EUR	3,931	(7,294)	—	(7,294)
2.15%	Annual	SOFR, 2.98%	Annual	09/08/42(a)	09/08/52	USD	2,405	(1,533)	—	(1,533)
SOFR, 2.98%	Annual	2.19%	Annual	09/08/42(a)	09/08/52	USD	2,405	6,745	—	6,745
1.23%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/09/42(a)	09/09/52	EUR	14,150	(61,258)	(10,317)	(50,941)
2.21%	Annual	SOFR, 2.98%	Annual	09/11/42(a)	09/11/52	USD	4,820	(17,779)	(97)	(17,682)
1-day TONA, (0.07)%	Annual	1.11%	Annual	N/A	09/12/52	JPY	100,050	(629)	—	(629)
1-day TONA, (0.07)%	Annual	1.13%	Annual	N/A	09/12/52	JPY	100,050	3,685	—	3,685
SOFR, 2.98%	Annual	2.29%	Annual	09/12/42(a)	09/12/52	USD	2,405	18,078	—	18,078
1.19%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/17/42(a)	09/17/52	EUR	5,970	(12,046)	—	(12,046)
1.22%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/17/42(a)	09/17/52	EUR	12,130	(46,995)	(590)	(46,405)
2.17%	Annual	SOFR, 2.98%	Annual	09/19/42(a)	09/19/52	USD	2,410	(4,786)	—	(4,786)
6-month EURIBOR, 1.81%	Semi-Annual	1.16%	Annual	09/19/42(a)	09/19/52	EUR	2,205	1,450	—	1,450
1.04%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/24/42(a)	09/24/52	EUR	17,004	95,307	83,904	11,403
0.96%	Annual	6-month EURIBOR, 1.81%	Semi-Annual	09/26/42(a)	09/26/52	EUR	1,965	19,207	—	19,207
6-month EURIBOR, 1.81%	Semi-Annual	1.11%	Annual	09/29/42(a)	09/29/52	EUR	2,200	—	—	—
6-month EURIBOR, 1.81%	Semi-Annual	1.15%	Annual	09/29/42(a)	09/29/52	EUR	2,200	1,056	—	1,056
2.59%	Annual	1-day SONIA, 2.19%	Annual	N/A	09/06/72	GBP	5,430	977,273	(6,147)	983,420
3.69%	Annual	1-day SONIA, 2.19%	Annual	N/A	09/28/72	GBP	891	(91,057)	94	(91,151)

								$(19,891,969)	$(879,810)	$(19,012,159)

(a)	Forward Swap.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
DISH DBS Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/23	USD	2,168	$70,770	$27,258	$43,512
KB Home	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	2,138	(80,917)	(43,818)	(37,099)
Realogy Group LLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	1,070	28,502	(2,561)	31,063
RR Donnelley & Sons Co.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	1,070	(32,991)	13,248	(46,239)
Staples, Inc.	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/23	USD	1,000	71,962	16,985	54,977
Beazer Homes U.S.A., Inc.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	1,199	23,002	(27,563)	50,565
Beazer Homes U.S.A., Inc.	5.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,000	19,184	(20,298)	39,482
Beazer Homes U.S.A., Inc.	5.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,103	21,160	(24,160)	45,320
Pitney Bowes, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/24	USD	1,025	198,771	114,764	84,007
Pitney Bowes, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/24	USD	320	62,055	36,847	25,208
Pitney Bowes, Inc.	1.00	Quarterly	Citibank N.A.	06/20/24	USD	780	151,260	58,938	92,322
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/24	USD	330	63,994	38,032	25,962
Staples, Inc.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	315	40,062	31,583	8,479
Staples, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	525	66,771	44,669	22,102
Tenet Healthcare Corp.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	1,000	(45,459)	(4,051)	(41,408)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,175	(54,869)	(14,601)	(40,268)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,150	(53,702)	(14,291)	(39,411)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,175	(54,869)	(14,614)	(40,255)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,223	(55,596)	(5,993)	(49,603)
Tenet Healthcare Corp.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	USD	500	(23,349)	(2,372)	(20,977)
Xerox Corp.	1.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,000	35,441	32,664	2,777
Avis Budget Group, Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	750	(29,127)	28,192	(57,319)
Avis Budget Group, Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	1,680	(61,891)	62,571	(124,462)
Boeing Co.	1.00	Quarterly	BNP Paribas S.A.	12/20/24	USD	2,250	26,960	(19,946)	46,906
Boeing Co.	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/24	USD	5,950	71,292	(31,223)	102,515
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	3,216	42,802	36,025	6,777
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	3,215	42,789	36,014	6,775
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	3,220	42,855	36,070	6,785
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	3,215	42,789	35,329	7,460
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	4,500	59,891	49,449	10,442
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	1,948	25,926	21,406	4,520
Occidental Petroleum Corp.	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	5,080	1,332	1,183,597	(1,182,265)
Avis Budget Group, Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	USD	2,540	(65,772)	171,580	(237,352)
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	500	148,210	141,751	6,459
Southwest Airlines Co.	1.00	Quarterly	Goldman Sachs International	12/20/26	USD	5,000	40,840	(3,999)	44,839
Abbot Laboratories	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	USD	7,786	(216,875)	(171,156)	(45,719)
Caterpillar, Inc.	1.00	Quarterly	Deutsche Bank AG	06/20/27	USD	4,300	(83,989)	(97,672)	13,683
Ford Motor Co.	5.00	Quarterly	Citibank N.A.	06/20/27	USD	500	(14,637)	(22,995)	8,358
Ford Motor Co.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	USD	1,000	(29,273)	(94,350)	65,077
General Electric Co.	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	USD	706	14,701	13,992	709
General Electric Co.	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	USD	706	14,701	13,992	709
General Electric Co.	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	USD	943	19,641	17,561	2,080
Paramount Global	1.00	Quarterly	Goldman Sachs International	06/20/27	USD	1,000	31,908	31,478	430
Simon Property Group LP	1.00	Quarterly	BNP Paribas S.A.	06/20/27	USD	2,141	35,129	29,913	5,216
Simon Property Group LP	1.00	Quarterly	BNP Paribas S.A.	06/20/27	USD	1,499	24,590	20,963	3,627
BorgWarner, Inc.	1.00	Quarterly	BNP Paribas S.A.	12/20/27	USD	1,000	28,011	14,508	13,503
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	7,064	634,621	488,356	146,265
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	16,573	1,488,856	1,145,710	343,146
Ford Motor Co.	5.00	Quarterly	Citibank N.A.	12/20/27	USD	2,000	(47,936)	(119,806)	71,870
General Motors Co.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	USD	965	(101,666)	(125,194)	23,528
Paramount Global	1.00	Quarterly	Citibank N.A.	12/20/27	USD	1,065	44,008	47,754	(3,746)
Repubic of Turkey	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	3,544	890,001	798,936	91,065
Republic of Chile	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	2,574	77,781	36,875	40,906
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/27	USD	4,611	458,451	324,589	133,862
Republic of Indonesia	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	7,993	205,961	61,387	144,574

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	12/20/27	USD	2,219	$230,739	$150,016	$80,723
Republic of the Philipinnes	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	5,608	116,688	3,245	113,443
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	USD	10,023	426,088	240,037	186,051
CMBX.NA.9.AAA	0.50	Monthly	Credit Suisse International	09/17/58	USD	4,511	13,550	48,351	(34,801)
CMBX.NA.9.AAA	0.50	Monthly	Deutsche Bank AG	09/17/58	USD	3,597	10,805	39,111	(28,306)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	2,514	7,551	26,944	(19,393)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	3,030	9,103	32,482	(23,379)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	5,534	16,624	65,088	(48,464)
CMBX.NA.9.BBB-	3.00	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	2,080	404,886	66,989	337,897
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	USD	3,544	689,864	268,981	420,883
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	204	39,710	10,757	28,953
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	125	(34)	22	(56)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	304	(83)	(89)	6
CMBX.NA.6.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	05/11/63	USD	610	136,872	54,305	82,567

							$6,416,425	$5,408,562	$1,007,863

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.7.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	01/17/47	AAA	USD	4,866	$992	$(128,127)	$129,119
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	N/R	USD	906	(176,359)	(98,786)	(77,573)
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	1,310	(255,000)	(139,109)	(115,891)
CMBX.NA.9.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	09/17/58	N/R	USD	800	(155,725)	(171,905)	16,180
CMBX.NA.9.BBB-	3.00	Monthly	JPMorgan Chase Bank N.A.	09/17/58	N/R	USD	438	(85,260)	(35,230)	(50,030)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	1,000	(194,657)	(250,982)	56,325
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	1,060	(206,336)	(48,813)	(157,523)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	231	(44,966)	(12,789)	(32,177)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	1,200	(233,588)	(1,419)	(232,169)
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	A-	USD	3,340	(192,923)	(132,422)	(60,501)
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	A-	USD	1,670	(96,462)	(67,324)	(29,138)
CMBX.NA.10.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	60	(11,137)	(4,707)	(6,430)
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	BB	USD	610	(136,872)	(43,992)	(92,880)

								$(1,788,293)	$(1,135,605)	$(652,688)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.42%	At Termination	1-day CLICP, 20,332.28	At Termination	Bank of America N.A.	04/01/23	CLP	19,436,176	$1,014,381	$—	$1,014,381
1-day CLICP, 20,332.28	At Termination	1.65%	At Termination	Bank of America N.A.	05/28/23	CLP	19,436,176	(1,287,761)	—	(1,287,761)
1-day BZDIOVER, 0.05%	At Termination	11.69%	At Termination	Citibank N.A.	01/02/25	BRL	15,655	1,560	—	1,560
1-day BZDIOVER, 0.05%	At Termination	11.65%	At Termination	JPMorgan Chase Bank N.A.	01/02/25	BRL	11,175	(905)	—	(905)

								$(272,725)	$—	$(272,725)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
0.00%	At Termination	Goldman Sachs U.S. Series 4 Excess Return Strategy	At Termination	Goldman Sachs International	11/18/22	USD	5,087	$16,532	$—	$16,532
0.00%	Quarterly	Goldman Sachs Systematic Skew U.S. Series 10 Excess Return Strategy	Quarterly	Goldman Sachs International	12/07/22	USD	4,570	92,026	—	92,026
Pitney Bowes, Inc.	Quarterly	SOFR minus 0.25%, 2.98%	Quarterly	Citibank N.A.	12/27/22	USD	27	18,062	—	18,062

								$126,620	$—	$126,620

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$4,213,694	$(7,721,513)	$38,120,281	$(55,971,469)	$—
OTC Swaps	6,269,314	(1,996,357)	4,472,570	(4,263,500)	—
Options Written	N/A	N/A	24,604,560	(99,468,122)	(185,058,785)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$16,630,393	$—	$20,095,347	$—	$36,725,740
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	23,323,955	—	—	23,323,955
Options purchased
Investments at value — unaffiliated(b)	—	285,164	2,748,918	11,616,999	61,701,617	—	76,352,698
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	1,871,525	—	—	36,248,756	—	38,120,281
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	9,599,323	126,620	—	1,015,941	—	10,741,884

	$—	$11,756,012	$19,505,931	$34,940,954	$119,061,661	$—	$185,264,558

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,913,652	$—	$133,062,970	$—	$135,976,622
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	14,729,717	—	—	14,729,717
Options written
Options written at value	—	45,349	2,151,035	4,224,611	178,637,790	—	185,058,785
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	710,554	—	—	55,260,915	—	55,971,469
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,971,191	—	—	1,288,666	—	6,259,857

	$—	$5,727,094	$5,064,687	$18,954,328	$368,250,341	$—	$397,996,450

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

For the period ended September 30, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$49,387,854	$—	$(331,323,496)	$—	$(281,935,642)
Forward foreign currency exchange contracts	—	—	—	84,618,438	—	—	84,618,438
Options purchased(a)	—	(11,063,120)	26,341,644	(33,741,756)	30,056,100	—	11,592,868
Options written	—	5,239,913	1,830,145	24,253,488	(41,287,847)	—	(9,964,301)
Swaps	—	6,171,756	5,892,184	—	(37,051,271)	(75,159,917)	(100,147,248)

	$—	$348,549	$83,451,827	$75,130,170	$(379,606,514)	$(75,159,917)	$(295,835,885)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$13,453,028	$—	$(94,385,724)	$—	$(80,932,696)
Forward foreign currency exchange contracts	—	—	—	(2,185,908)	—	—	(2,185,908)
Options purchased(b)	—	(84,550)	243,574	(2,911,434)	35,965,073	—	33,212,663
Options written	—	7,927	(766,585)	(485,604)	(74,126,904)	—	(75,371,166)
Swaps	—	2,300,302	242,035	—	(21,858,703)	20,894,967	1,578,601

	$—	$2,223,679	$13,172,052	$(5,582,946)	$(154,406,258)	$20,894,967	$(123,698,506)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$7,238,919,502
Average notional value of contracts — short	$2,879,513,240
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$934,074,724
Average amounts sold — in USD	$527,950,170
Options
Average value of option contracts purchased	$15,069,948
Average value of option contracts written	$11,262,810
Average notional value of swaption contracts purchased	$1,362,221,450
Average notional value of swaption contracts written	$4,413,557,019
Credit default swaps
Average notional value — buy protection	$524,709,222
Average notional value — sell protection	$160,118,459
Total return swaps
Average notional amount	$25,468,132
Interest rate swaps
Average notional value — pays fixed rate	$5,659,545,923
Average notional value — received fixed rate	$1,882,124,372
Inflation swaps
Average notional amount — pays	$423,554,177
Average notional amount — receives	$36,577,182

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

106	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$8,335,836		$26,266,047
Forward foreign currency exchange contracts	23,323,955		14,729,717
Options	76,352,698	(a)	185,058,785
Swaps — centrally cleared	—		626,421
Swaps — OTC(b)	10,741,884		6,259,857

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$118,754,373		$232,940,827

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(12,249,247)		(49,136,431)

Total derivative assets and liabilities subject to an MNA	$106,505,126		$183,804,396

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)

Bank of America N.A	$3,253,341	$(3,253,341)	$—	$—	$—
Barclays Bank PLC	4,188,801	(1,402,941)	(2,785,860)	—	—
BNP Paribas S.A	5,835,299	(2,224,637)	—	(3,610,662)	—
Citibank N.A	4,797,835	(682,718)	—	(3,950,580)	164,537
Citigroup Global Markets, Inc	404,886	—	—	(390,520)	14,366
Credit Suisse International	48,351	(48,351)	—	—	—
Deutsche Bank AG	10,269,340	(10,254,781)	—	—	14,559
Goldman Sachs International	49,810,160	(49,810,160)	—	—	—
HSBC Bank PLC	2,703,342	(1,120,431)	(418,295)	—	1,164,616
J.P. Morgan Securities LLC	153,052	(153,052)	—	—	—
JPMorgan Chase Bank N.A	10,696,888	(8,569,242)	—	(424,000)	1,703,646
Morgan Stanley & Co. International PLC	7,724,419	(7,724,419)	—	—	—
NatWest Markets PLC	173,781	—	—	—	173,781
Royal Bank of Canada	2,938,477	(333,048)	—	—	2,605,429
Toronto Dominion Bank	80,996	—	—	—	80,996
UBS AG	3,426,158	(1,388,335)	—	(440,000)	1,597,823

	$106,505,126	$(86,965,456)	$(3,204,155)	$(8,815,762)	$7,519,753

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(e)	Cash Collateral Pledged(e)	Net Amount of Derivative Liabilities(d)(f)

Bank of America N.A	$63,323,650	$(3,253,341)	$(59,205,143)	$—	$865,166
Bank of Montreal	90,669	—	—	—	90,669
Bank of New York Mellon	198,196	—	—	—	198,196
Barclays Bank PLC	1,402,941	(1,402,941)	—	—	—
BNP Paribas S.A	2,224,637	(2,224,637)	—	—	—
Citibank N.A	682,718	(682,718)	—	—	—
Credit Suisse International	171,673	(48,351)	—	(90,000)	33,322
Deutsche Bank AG	10,254,781	(10,254,781)	—	—	—
Goldman Sachs International	78,830,206	(49,810,160)	(25,065,354)	—	3,954,692
HSBC Bank PLC	1,120,431	(1,120,431)	—	—	—
J.P. Morgan Securities LLC	183,042	(153,052)	—	—	29,990
JPMorgan Chase Bank N.A	8,569,242	(8,569,242)	—	—	—
Morgan Stanley & Co. International PLC	13,987,066	(7,724,419)	(4,089,501)	—	2,173,146
Royal Bank of Canada	333,048	(333,048)	—	—	—
Societe Generale SA	486,460	—	—	—	486,460

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(e)	Cash Collateral Pledged(e)	Net Amount of Derivative Liabilities(d)(f)

Standard Chartered Bank	$327,043	$—	$—	$—	$327,043
State Street Bank and Trust Co.	230,258	—	—	—	230,258
UBS AG	1,388,335	(1,388,335)	—	—	—

	$183,804,396	$(86,965,456)	$(88,359,998)	$(90,000)	$8,388,942

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$2,284,491,316	$68,815,237	$2,353,306,553
Common Stocks
Aerospace & Defense	1,449,168	369,674	—	1,818,842
Chemicals	2,485,877	—	—	2,485,877
Diversified Financial Services	8,693,588	89,409	348,874	9,131,871
Energy Equipment & Services	—	31	—	31
Entertainment	2,361,759	2,308,367	—	4,670,126
Equity Real Estate Investment Trusts (REITs)	8,914,249	1,088,729	—	10,002,978
Health Care Providers & Services	—	7,194,567	—	7,194,567
Hotels, Restaurants & Leisure	939,669	—	—	939,669
Household Durables	3,802,297	—	—	3,802,297
Independent Power and Renewable Electricity Producers	—	4,054,983	—	4,054,983
Interactive Media & Services	2,251,703	—	—	2,251,703
Machinery	531,875	6,180,797	—	6,712,672
Metals & Mining	36,056	—	—	36,056
Oil, Gas & Consumable Fuels	21,249,797	—	—	21,249,797
Professional Services	—	2,541,240	—	2,541,240
Real Estate Management & Development	3,313,470	713,364	—	4,026,834
Software	3,866,987	392,739	—	4,259,726
Thrifts & Mortgage Finance	2,049,016	—	—	2,049,016
Corporate Bonds	—	5,205,528,261	43,313,634	5,248,841,895
Floating Rate Loan Interests	—	308,436,712	263,305,796	571,742,508
Foreign Agency Obligations	—	22,734,298	—	22,734,298
Foreign Government Obligations	—	159,450,298	—	159,450,298
Investment Companies	2,987,920	—	—	2,987,920
Municipal Bonds	—	110,874,978	—	110,874,978
Non-Agency Mortgage-Backed Securities	—	1,325,840,990	213,991,954	1,539,832,944
Preferred Securities	—	60,379,111	18,825,589	79,204,700
Rights	—	—	4,291	4,291
U.S. Government Sponsored Agency Securities	—	10,117,133,959	4,460,883	10,121,594,842
U.S. Treasury Obligations	—	1,615,869,113	—	1,615,869,113
Warrants
Auto Components	12,764	—	921,344	934,108
Automobiles	266,223	97,294	—	363,517
Capital Markets	261,254	—	—	261,254

108	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

	Level 1	Level 2	Level 3	Total

Warrants (continued)
Diversified Financial Services	$107,943	$21,899	$35,870	$165,712
Electrical Equipment	42,665	—	—	42,665
Equity Real Estate Investment Trusts (REITs)	—	—	2,531	2,531
Independent Power and Renewable Electricity Producers	174,384	—	—	174,384
Interactive Media & Services	332,196	—	—	332,196
Machinery	91,476	—	—	91,476
Oil, Gas & Consumable Fuels	84,756	—	—	84,756
Real Estate Management & Development	62,275	—	—	62,275
Software	18,054	—	—	18,054
Short-Term Securities
Commercial Paper	—	11,090,522	—	11,090,522
Money Market Funds	436,896,201	—	—	436,896,201
Options Purchased
Credit Contracts	—	285,164	—	285,164
Equity Contracts	2,748,918	—	—	2,748,918
Foreign Currency Exchange Contracts	—	8,936,789	2,680,210	11,616,999
Interest Rate Contracts	1,164,493	60,537,124	—	61,701,617
Liabilities
TBA Sale Commitments	—	(4,823,762,764)	—	(4,823,762,764)
Unfunded Floating Rate Loan Interests	—	—	(384,063)	(384,063)

	$507,197,033	$16,492,878,964	$616,322,150	17,616,398,147

Investments valued at NAV(a)				4,095,774

				$17,620,493,921

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$5,201,534	$—	$5,201,534
Equity Contracts	13,267,648	3,489,365	—	16,757,013
Foreign Currency Exchange Contracts	—	23,323,955	—	23,323,955
Interest Rate Contracts	20,095,347	37,264,697	—	57,360,044
Liabilities
Credit Contracts	—	(3,730,737)	—	(3,730,737)
Equity Contracts	(5,064,687)	—	—	(5,064,687)
Foreign Currency Exchange Contracts	—	(18,954,328)	—	(18,954,328)
Interest Rate Contracts	(153,155,898)	(215,094,443)	—	(368,250,341)

	$(124,857,590)	$(168,499,957)	$—	$(293,357,547)

(a)	Certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities

Assets
Opening Balance, as of September 30, 2021	$92,177,417	$962,397	$42,593,155	$202,765,544	$83,897,836	$—
Transfers into Level 3	33,520,022	—	—	40,390,008	15,115,599	14,972,760
Transfers out of Level 3	(33,859,526)	(573,379)	—	(21,550,018)	(14,624,742)	—
Other(a)	—	(112,736)	112,736	—	—	—
Accrued discounts/premiums	184,092	—	158,213	330,511	235,226	—
Net realized gain (loss)	(814,828)	(2,515,338)	262,126	2,051,288	(33,621)	—
Net change in unrealized appreciation (depreciation)(b)(c)	(7,270,425)	2,668,836	(4,645,542)	(9,117,317)	(10,551,602)	(1,019,668)
Purchases	21,482,014	220	28,228,769	181,332,255	160,275,492	4,872,497
Sales	(36,603,529)	(81,126)	(23,395,823)	(132,896,475)	(20,322,234)	—

Closing Balance, as of September 30, 2022	$68,815,237	$348,874	$43,313,634	$263,305,796	$213,991,954	$18,825,589

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022(c)	$(8,441,833)	$72,372	$(2,822,339)	$(7,173,319)	$(10,569,772)	$(1,019,668)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

	Rights	U.S. Government Sponsored Agency Securities	Warrants	Unfunded Floating Rate Loan Interests	Unfunded SPAC Pipe Commitments	Total

Assets
Opening Balance, as of September 30, 2021	$102,989	$—	$344,768	$1,951	$3,032,416	$425,878,473
Transfers into Level 3	—	4,800,185	—	—	—	108,798,574
Transfers out of Level 3	—	—	(81,765)	—	—	(70,689,430)
Other(a)	—	—	—	—	—	—
Accrued discounts/premiums	—	(451,595)	—	—	—	456,447
Net realized gain (loss)	—	—	—	—	—	(1,050,373)
Net change in unrealized appreciation (depreciation)(b)(c)	(98,698)	112,293	586,873	(1,951)	(3,032,416)	(32,369,617)
Purchases	—	—	109,869	—	—	396,301,116
Sales	—	—	—	—	—	(213,299,187)

Closing Balance, as of September 30, 2022	$4,291	$4,460,883	$959,745	$—	$—	$614,026,003

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022(c)	$(98,698)	$112,293	$586,873	$—	$—	$(29,354,091)

						Unfunded Floating Rate Loan Interests

Liabilities
Opening Balance, as of September 30, 2021						$(8,042)
Transfers into Level 3						—
Transfers out of Level 3						—
Other(a)						—
Net realized gain (loss)						—
Net change in unrealized appreciation (depreciation)(b)(c)						(376,021)
Purchases						—
Sales						—

Closing Balance, as of September 30, 2022						$(384,063)

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022(c)						$(376,021)

(a)	Certain Level 3 investments were re-classified between Common Stocks and Corporate Bonds.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022, is generally due to investments no longer held or categorized as Level 3 at period end.

	Foreign Currency Exchange Contracts

	Assets	Liabilities

Opening Balance, as of September 30, 2021	$—	$—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(1,136,264)	—
Purchases	3,816,474	—
Issues	—	—
Sales	—	—
Settlements
Closing Balance, as of September 30, 2022	$2,680,210	$—

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022(b)	$(1,136,264)	$—

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022, is generally due to investments no longer held or categorized as Level 3 at period end.

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Schedule of Investments (continued) September 30, 2022	Master Total Return Portfolio

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Master Portfolio’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $423,163,903. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$348,874	Market	Volatility	40% - 69%	48%
			Time to Exit	1.3 - 1.7 years	1.4 years
Corporate Bonds	43,313,630	Income	Discount Rate	6% - 35%	15%
Floating Rate Loan Interests(b)	129,706,118	Income	Discount Rate	9% - 15%	12%
			Credit Spread	315 - 445	370
Preferred Securities(b)	18,825,589	Income	Discount Rate	12%	—
Warrants	964,036	Market	Revenue Multiple	13.64x	—
			Volatility	43% - 71%	59%
			Time to Exit	0.4 - 0.8 years	0.5 years

	$193,158,247

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

The Master Portfolio valued certain of its Level 3 Floating Rate Loan Interest and Preferred Stock investments using recent prior transaction prices as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $16,085,438 as of September 30, 2022.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	111

Statement of Assets and Liabilities

September 30, 2022

Master Total Return Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$22,003,646,202
Investments, at value — affiliated(c)	440,994,546
Cash pledged:
Collateral — OTC derivatives	548,200
Futures contracts	145,734,010
Centrally cleared swaps	32,589,630
Foreign currency, at value(d)	82,510,663
Receivables:
Investments sold	94,987,006
Options written	507,751
Securities lending income — affiliated	72,344
Swaps	9,400,126
TBA sale commitments	4,996,673,451
Contributions from investors	16,993
Dividends — unaffiliated	33,314
Dividends — affiliated	920,329
Interest — unaffiliated	109,478,987
Variation margin on futures contracts	8,335,836
Swap premiums paid	6,269,314
Unrealized appreciation on:
Forward foreign currency exchange contracts	23,323,955
OTC swaps	4,472,570
Prepaid expenses	74,203

Total assets	27,960,589,430

LIABILITIES
Bank overdraft	20,655,560
Cash received:
Collateral — OTC derivatives	10,365,100
Collateral — TBA commitments	41,760,197
Collateral on securities loaned	4,098,976
Options written at value(e)	185,058,785
TBA sale commitments at value(f)	4,823,762,764
Payables:
Investments purchased	5,463,763,746
Swaps	7,043,110
Investment advisory fees	1,542,384
Directors’ fees	360,453
Options written	18,957
Other accrued expenses	1,383,387
Variation margin on futures contracts	26,266,047
Variation margin on centrally cleared swaps	626,421
Withdrawals to investors	40,512,542
Swap premiums received	1,996,357
Unrealized depreciation on:
Forward foreign currency exchange contracts	14,729,717
OTC swaps	4,263,500
Unfunded floating rate loan interests	384,063

Total liabilities	10,648,592,066

NET ASSETS	$17,311,997,364

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Statement of Assets and Liabilities  (continued)

September 30, 2022

Master Total Return Portfolio

NET ASSETS CONSIST OF
Investors’ capital	$19,765,238,856
Net unrealized appreciation (depreciation)	(2,453,241,492)

NET ASSETS	$17,311,997,364

(a) Investments, at cost — unaffiliated	$24,445,511,481
(b) Securities loaned, at value	$3,905,570
(c) Investments, at cost — affiliated	$440,993,780
(d) Foreign currency, at cost	$83,863,334
(e) Premiums received	$110,195,223
(f) Proceeds from TBA sale commitments	$4,996,673,451

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	113

Statement of Operations

Year Ended September 30, 2022

Master Total Return Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$1,381,744
Dividends — affiliated	4,749,011
Interest — unaffiliated	556,645,066
Securities lending income — affiliated — net	566,095
Foreign taxes withheld	(236,665)

Total investment income	563,105,251

EXPENSES
Investment advisory	10,791,596
Custodian	1,181,405
Accounting services	508,383
Directors	458,902
Miscellaneous	802,660

Total expenses	13,742,946
Less:
Fees waived and/or reimbursed by the Manager	(775,777)

Total expenses after fees waived and/or reimbursed	12,967,169

Net investment income	550,138,082

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,047,280,150)
Investments — affiliated	1,672,113
Options written	(9,964,301)
Futures contracts	(281,935,642)
Forward foreign currency exchange contracts	84,618,438
Foreign currency transactions	(11,400,694)
Payment by affiliate	1,571
Swaps	(100,147,248)

(1,364,435,913)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,431,490,339)
Investments — affiliated	(86,636)
Options written	(75,371,166)
Futures contracts	(80,932,696)
Forward foreign currency exchange contracts	(2,185,908)
Foreign currency translations	1,194,195
Short sales — unaffiliated	(29,918)
Swaps	1,578,601
Unfunded floating rate loan interests	(422,132)
Unfunded SPAC PIPE commitments	(3,032,416)

(2,590,778,415)

Net realized and unrealized loss	(3,955,214,328)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,405,076,246)

See notes to financial statements.

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Statements of Changes in Net Assets

	Master Total Return Portfolio

	Year Ended 09/30/22	Year Ended 09/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$550,138,082	$472,484,760
Net realized gain (loss)	(1,364,435,913)	150,993,880
Net change in unrealized appreciation (depreciation)	(2,590,778,415)	(293,039,608)

Net increase (decrease) in net assets resulting from operations	(3,405,076,246)	330,439,032

CAPITAL TRANSACTIONS
Proceeds from contributions	7,567,387,796	8,259,997,077
Value of withdrawals	(8,475,995,704)	(6,969,204,216)

Net increase (decrease) in net assets derived from capital transactions	(908,607,908)	1,290,792,861

NET ASSETS
Total increase (decrease) in net assets	(4,313,684,154)	1,621,231,893
Beginning of year	21,625,681,518	20,004,449,625

End of year	$17,311,997,364	$21,625,681,518

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Financial Highlights

(For a share outstanding throughout each period)

	Master Total Return Portfolio

	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19 (a)	Year Ended 09/30/18	(a)

Total Return
Total return	(15.60)%	1.63%	7.90%	10.60%	(1.19	)%(b)

Ratios to Average Net Assets(c)
Total expenses	0.07%	0.07%	0.07%	0.07%	0.34%

Total expenses after fees waived and/or reimbursed	0.06%	0.07%	0.06%	0.07%	0.34%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.06%	0.07%	0.06%	0.07%	0.07%

Net investment income	2.65%	2.25%	2.70%	3.70%	3.67%

Supplemental Data
Net assets, end of year (000)	$17,311,997	$21,625,682	$20,004,450	$15,712,831	$13,063,847

Portfolio turnover rate(d)	289%	459%	556%	574%	734%

(a)	Consolidated Financial Highlights.
(b)	Includes a payment received from an affiliate, which had no impact on the Master Portfolio’s total return.
(c)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(d)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18
Portfolio turnover rate (excluding MDRs)	42%	161%	274%	241%	350%

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

Master Bond LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master Bond LLC is organized as a Delaware limited liability company. Master Total Return Portfolio (the “Master Portfolio”) is a series of Master Bond LLC. The Master Portfolio is classified as diversified. The Master Bond LLC’s Limited Liability Company Agreement permits the Board of Directors of Master Bond LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Master Portfolio’s Board, the directors who are not “interested persons” of the Master Bond LLC, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Master Portfolio, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Master Portfolio until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed Income Complex and reflected as Trustee and Officer expense on the Statement of Operations. The Trustee and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	117

Notes to Financial Statements   (continued)

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Master Portfolio (the “Board”) has approved the designation of the Master Portfolio’s Manager (“the Manager”) as the valuation designee for the Master Portfolio under rule 2a-5 under the 1940 Act. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price, is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

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Notes to Financial Statements   (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private
    Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2022, certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	119

Notes to Financial Statements   (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Notes to Financial Statements  (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Master Portfolio may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Master Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Master Portfolio had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Aspen Owner LLC, Advance	$1,502,339	$1,497,638	$1,445,427	$(52,211)
BRE Park Avenue Tower Owner LLC, Mezzanine A Loan	528,064	528,064	517,945	(10,119)
BSREP II Houston Office 1HC Owner LLC, Mezzanine Loan	1,572,394	1,572,394	1,511,090	(61,304)
CP Iris Holdco I, Inc., Delayed Draw Term Loan (First Lien)	167,990	167,990	155,810	(12,179)
EIS Group Ltd., Revolving Loan	1,282,558	1,248,458	1,245,749	(2,709)
HP LQ Investment LP, Term Loan	2,084,265	2,079,798	2,028,170	(51,627)
Mensa II Austin Hotel LP, Promissory Note A-3	3,689,536	3,668,884	3,561,436	(107,448)
MUPR 3 Assets LLC, Facility	6,702,526	6,702,525	6,685,769	(16,756)
Opendoor Mezz, Term Loan	7,263,413	7,263,413	7,263,413	—
Paradise Plaza Associates LLC, Term Loan	1,918,050	1,914,451	1,869,040	(45,411)
Project Pearl Pasco Holdings LLC, Advance	991,776	989,995	983,147	(6,848)
The Vinoy St. Petersburg, Note A	891,422	889,182	871,731	(17,451)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

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Notes to Financial Statements  (continued)

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	(a)	Net Amount	(b)
BofA Securities, Inc	$434,550	$(425,104)	$—		$9,446
Goldman Sachs & Co. LLC	2,069,312	(2,069,312)	—		—
J.P. Morgan Securities LLC	272,052	(272,052)	—		—
State Street Bank & Trust Co	1,129,656	(1,129,656)	—		—

	$3,905,570	$(3,896,124)	$—		$9,446

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of September 30, 2022. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

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Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Options: The Master Portfolio may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Master Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions – The Master Portfolio may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Master Portfolio’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors – Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Master Portfolio would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

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Notes to Financial Statements  (continued)

•

Foreign currency options – The Master Portfolio may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Master Portfolio may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Master Portfolio may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

•	Structured options – The Master Portfolio may invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Master Portfolio will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event

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Notes to Financial Statements  (continued)

occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Master Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Master Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Master Portfolio and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Master Portfolio enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Master Portfolio to offset a net amount payable with amounts due to the Master Portfolio upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Master Portfolio from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Master Portfolio by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

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Notes to Financial Statements  (continued)

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master Bond LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $250 million	0.16%
$250 million — $500 million	0.12
$500 million — $750 million	0.08
Greater than $750 million	0.05

With respect to the Master Portfolio, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide, for that portion of the Master Portfolio for which BIL and BSL, as applicable, act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master Bond LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2022, the amount waived was $766,357.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2022, the Manager waived $9,420 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

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In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, the Master Portfolio retained 82% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeded a specified threshold, the Master Portfolio would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended September 30, 2022, the Master Portfolio paid BIM $123,755 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master Bond LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended September 30, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$ 1,891,172	$ 11,162,802	$ (1,322,408)

7.	PURCHASES AND SALES

For the year ended September 30, 2022, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$57,404,429,609	$62,775,208,577
U.S. Government Securities	4,298,328,888	4,627,953,706

For the year ended September 30, 2022, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales
Mortgage Dollar Rolls	$52,738,614,294	$52,805,455,420

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of September 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

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Notes to Financial Statements  (continued)

As of September 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$24,921,555,444

Gross unrealized appreciation	$461,795,535
Gross unrealized depreciation	(2,854,808,895)

Net unrealized appreciation (depreciation)	$(2,393,013,360)

9.	BANK BORROWINGS

The Master Bond LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2022, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

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The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform. The Master Portfolio may be exposed to counterparty credit risk with respect to options written to the extent the Master Portfolio deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with the Master Portfolio’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of the Master Portfolio. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Master Portfolio may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact The Master Portfolio’s performance.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When the Master Portfolio concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	129

Report of Independent Registered Public Accounting Firm

To the Investors of Master Total Return Portfolio and the Board of Directors of Master Bond LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Total Return Portfolio of Master Bond LLC (the “Master Portfolio”), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, the consolidated financial highlights for each of the two years in the period ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Master Portfolio as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Master Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Master Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Director and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 103 Portfolios	ADP (data and information services) 2004- 2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2019)

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			75 RICs consisting of 105 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)

Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.

			73 RICs consisting of 103 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi(d) 1948	Trustee (Since 2019)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester; Professor of Practice, Johns Hopkins University since 2021.

			75 RICs consisting of 105 Portfolios	None
Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 103 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	131

Director and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Stayce D. Harris 1959	Trustee (Since 2021)

Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.

			73 RICs consisting of 103 Portfolios	The Boeing Company
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 103 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)
Catherine A. Lynch(d) 1961	Trustee (Since 2019)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			75 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust

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Director and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			103 RICs consisting of 262 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 264 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation/Master Bond LLC’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation/Master Bond LLC’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Master Bond LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	133

Director and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Master Bond LLC serve at the pleasure of the Board.

Furtherinformation about the Corporation/Master Bond LLC’s Directors and Officers is available in the Corporation/Master Bond LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 31, 2022, Karen P. Robards retired as a Director of the Master Bond LLC.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Directors of the Master Bond LLC.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of the Master Bond LLC (the “Master Portfolio”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Master Fund Advisory Agreement”) between the Master Portfolio, on behalf of Master Total Return Portfolio (the “Master Fund”) and BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment advisor. The Board of Directors of the Master Portfolio also considered the approval to continue the sub-advisory agreements (together, the “Master Fund Sub-Advisory Agreements”) between the Manager and BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and together, the “Sub-Advisors”), with respect to the Master Fund. The BlackRock Total Return Fund (the “Feeder Fund”), a series of BlackRock Bond Fund, Inc. (the “Feeder Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, at the April Meeting and May Meeting, the Board of Directors of the Feeder Corporation also considered the approval to continue the investment advisory agreement (the “Feeder Fund Advisory Agreement” and together with the Master Fund Advisory Agreement, the “Advisory Agreements”) between the Feeder Corporation, on behalf of the Feeder Fund, and the Manager and the sub-advisory agreements (the “Feeder Fund Sub-Advisory Agreements” and collectively with the Master Fund Sub- Advisory Agreements, the “Sub-Advisory Agreements”) between the Manager and BIL and BSL, with respect to the Feeder Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.” For simplicity: (a) the Board of Directors of the Master Portfolio and the Board of Directors of the Feeder Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; and (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Master Portfolio or the Feeder Corporation on an annual basis. The Board members who are not “interested persons” of the Master Fund or the Feeder Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Master Fund or the Feeder Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewals of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Fund and the Feeder Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Master Fund’s and Feeder Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder Fund for services; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Feeder Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master Fund’s and the Feeder Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Fund and/or the Feeder Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding fees and expenses of the Master Fund and the Feeder Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of the Feeder Fund as compared with a peer group of funds (“ Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Fund and the Feeder Fund; (g) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (h) sales and redemption data regarding the Feeder Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Fund’s and the Feeder Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements, and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	135

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund and the Feeder Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d) the Feeder Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Fund and the Feeder Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates provide the Master Fund and the Feeder Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third-parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Fund and Feeder Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Feeder Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

The Investment Performance of the Master Fund, the Feeder Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Feeder Fund, as applicable, throughout the year and at the April meeting. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Feeder Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance. The Board noted that for each of the one-, three- and five-year periods reported, the Feeder Fund ranked in the second quartile against its Performance Peers.

Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Feeder Fund

The Board, including the Independent Board Members, reviewed the Master Fund’s/Feeder Fund’s contractual management fee rate compared with those of the Feeder Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

reimbursements or fee waivers. The Board also compared the Feeder Fund’s total expense ratio, as well as the Master Fund’s/Feeder Fund’s actual management fee rate, to those of the Feeder Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Feeder Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Master Fund and the Feeder Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Fund’s/Feeder Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and Feeder Fund’s total expense ratio each ranked in the second quartile relative to the Master Fund’s/Feeder Fund’s Expense Peers, as applicable. The Board also noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels. The Board noted that if the size of the Master Fund were to decrease, the Master Fund could lose the benefit of one or more breakpoints. The Board further noted that the Feeder Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Feeder Fund increases above certain contractually specified levels. The Board noted that if the size of the Feeder Fund were to decrease, the Feeder Fund could lose the benefit of one or more breakpoints. The Board noted that BlackRock and the Board have contractually agreed to a cap on the Feeder Fund’s total expenses as a percentage of the Feeder Fund’s average daily net assets on a class-by-class basis.

Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Master Fund and the Feeder Fund benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Fund and the Feeder Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate.

Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Feeder Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, with respect to each Fund such Board oversees, the Board of the Master Portfolio and the Board of the Feeder Corporation, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Master Fund Advisory Agreement and the Feeder Fund Advisory Agreement between the Manager and the Master

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	137

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

Portfolio, on behalf of the Master Fund, and the Manager and the Feeder Corporation, on behalf of the Feeder Fund, respectively, for a one-year term ending June 30, 2023, and the Master Fund Sub-Advisory Agreements and the Feeder Fund Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Master Fund and the Feeder Fund, respectively, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Fund and the Feeder Fund and their respective shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

138	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

A D D I T I O N A L I N F O R M A T I O N	139

Additional Information  (continued)

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or Master Portfolio Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Corporation/Master Bond LLC

100 Bellevue Parkway

Wilmington, DE 19809

140	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

RUB	Russian Ruble

THB	Thai Baht

TRY	Turkish Lira

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ABS	Asset-Backed Security

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CDI	CREST Depository Interest

CLICP	Chile Indice de Camara Promedio Interbank Overnight Index

CLN	Credit-Linked-Note

CLO	Collateralized Loan Obligation

DAC	Designated Activity Co.

ESTR	Euro Short-Term Rate

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FKA	Formally Known As

GO	General Obligation Bonds

HFA	Housing Finance Agency

IO	Interest Only

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-Counter

PIK	Payment-in-Kind

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Index Average

SPDR	Standard & Poor’s Depository Receipt

TBA	To-be-Announced

WIBOR	Warsaw Interbank Offer Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	141

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TR-9/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Total Return Fund	$7,956	$7,878	$44	$207	$18,900	$14,900	$431	$0

Master Total Return Portfolio	$83,334	$82,517	$44	$207	$30,000	$30,000	$431	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by each Committee. Each Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that each Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by each Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless each Committee provides for a different period. Tax or other non-audit services provided to the registrants, which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by each Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). Each Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to each Committee for ratification. Each Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax

Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Total Return Fund	$19,376	$15,107
Master Total Return Portfolio	$30,476	$30,207

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Bond Fund, Inc. and Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Bond Fund, Inc. and Master Bond LLC

Date: November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Bond Fund, Inc. and Master Bond LLC

Date: November 22, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Bond Fund, Inc. and Master Bond LLC

Date: November 22, 2022